Exhibit 10.33

EXECUTION COPY

LICENSE AND COLLABORATION AGREEMENT

between

Myriad Genetics, Inc.

and

H. Lundbeck A/S

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

This License and Collaboration Agreement (hereinafter referred to as the “Agreement”) is made and entered into as of May 21, 2008 (the “Effective Date”) between Myriad Genetics, Inc., a corporation organized and existing under the laws of Delaware, with its principal business office located at 320 Wakara Way, Salt Lake City, Utah 84108 USA (hereinafter referred to as “Myriad”), and H. Lundbeck A/S, with a principal business office located at Ottiliavej 9, 2500 Valby, Denmark (hereinafter referred to as “Lundbeck”). Each of Myriad and Lundbeck may be referred to in this Agreement as a “Party” and together as the “Parties”.

WITNESSETH

WHEREAS, Myriad controls certain rights to develop, manufacture, market, sell and out-license the Compound and Product (each as defined below) based on certain patents and know-how in-licensed from Encore (as defined below), certain patents and know-how in-licensed from certain other Third Parties (as defined below), and certain patents and know-how owned by Myriad relating to the Compound or Product covering the treatment of Alzheimer’s disease and other indications and applications, as specified herein;

WHEREAS, Lundbeck is engaged in the research, development, marketing, manufacture and distribution of pharmaceutical compounds used in treating or preventing human diseases and conditions;

WHEREAS, Myriad wishes to out-license certain rights to the Compound and Product to Lundbeck for the treatment of Alzheimer’s disease and for other indications;

WHEREAS, Lundbeck now desires to participate in the research, Development, manufacture and Commercialisation of the Compound and Product for sale in the Territory;

NOW THEREFORE, in consideration of the foregoing premises, the Parties agree as follows:

ARTICLE I.

DEFINITIONS

For the purposes of this Agreement, the following terms, whether used in singular or plural form, shall have the respective meanings set forth below:

1.1 “Accounting Standards” shall mean records and books of accounts in accordance with IFRS and USGAAP (each as defined below), as applicable.

1.2 “Additional Indications” shall mean any Indications (as defined below) other than the Initial Indication.

1.3 “Adverse Drug Experience” shall have the meaning assigned to it in Article 6.6.

1.4 “Aesica” shall mean Aesica Pharmaceuticals Limited.

1.5 “Aesica Agreement” shall mean the Development and Supply Agreement Dated January 1, 2005 between Aesica and Myriad Pharmaceuticals, Inc., as amended from time to time, including pursuant to the February 23, 2005 Amendment #1 thereto, the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

November 15, 2007 Amendment No. 2 thereto and the May 19, 2008 Amendment No. 3 thereto.

1.6 “Affiliate” shall mean any individual, corporation, partnership, firm, joint venture or other entity, which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, Lundbeck or Myriad, as the case may be. An entity will be regarded as in control of another entity for purposes of this definition, only if it owns or controls more than fifty per cent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority) or otherwise possesses the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of the outstanding voting securities or by contract or otherwise.

1.7 “Agreed Indications” shall have the meaning set forth in Article 4.2.1.

1.8 “Applicable Law” shall mean applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time.

1.9 “Average Price” shall mean, on any given measurement date, the arithmetic average of the price (calculated in DDDs) at which the Product is commercially sold by Lundbeck in certain Major Market Countries, as determined in Articles 3.2.5 (Price Milestones Payments) and 3.3.5 (Royalty Rate Adjustment for Product Sale Price), provided that in no event shall the calculation include a Major Market Country in which Lundbeck, its Affiliates or Sublicenses are not actively Commercialising the Product (i.e., such a country shall be deemed not to be a “Major Market Country” for purposes of such calculation).

1.10 “Bulk Drug” shall mean the finished dosage form of the Product that is fully Formulated but is not in commercial or clinical primary packaging presentation.

1.11 “Business Day” shall mean a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York or Copenhagen, Denmark are authorized or obligated by Applicable Law to close.

1.12 “Calendar Quarter” shall mean the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.13 “Clinical Data” shall mean all information made, collected or otherwise generated under or in connection with Clinical Trials, including any data, reports and results with respect to any of the foregoing.

1.14 “Clinical Trials” shall mean those clinical studies, which are carried out in humans by a Party or its respective Affiliates and Sublicensees, to advance Development of the Compound.

1.15 “[***]” shall mean the [***] and Myriad [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.16 “Combination Product” shall mean any Product that: (i) includes both the Compound and at least one additional therapeutically active pharmaceutical ingredient in the finished dosage form and (ii) is sold as a single product and invoiced as one (1) product. Except for those drug delivery vehicles, adjuvants or excipients that are recognized by the FDA as active ingredients, drug delivery vehicles, adjuvants, and excipients are hereby deemed not to be “therapeutically active pharmaceutical ingredients,” and their presence shall not be deemed to create a Combination Product for purposes of this Article.

1.17 “Commercialise” or “Commercialisation” shall mean activities, whether conducted by Lundbeck by itself, through an Affiliate or Third Party acting on Lundbeck’s behalf, or, to the extent permitted herein, through a Sublicensee (each if applicable, as defined below), performed to advertise, market, promote, distribute, package, label, import, export, offer for sale and sell the Product, including, without limitation, the performance of pre-launch market preparation activities and distribution of Product samples and the conduct of Non-Regulatory Clinical Trials. When used as a verb, “Commercialise” means to engage in Commercialisation.

1.18 “Commercialisation Plan” shall mean an annual plan developed by Lundbeck and approved by the JSC (as defined herein), describing the Commercialisation strategy and implementation plan for the Product in the Territory, as further specified in Article 6.2.

1.19 “Commercialisation Program” shall mean the activities conducted hereunder in the Commercialisation of the Product.

1.20 “Commercially Reasonable Best Efforts” shall mean the level, type and quality of efforts that would be applied by a pharmaceutical company having resources and expertise similar to the applicable Party, to perform its obligations hereunder, with respect to a compound or product developed by such company, including its obligation to Develop, seek and obtain Regulatory Approvals for, manufacture and Commercialise the Product, all to the extent consistent with reasonable business practices, for example, in light of the reasonable commercial potential of the Product in the Territory. Without limiting the foregoing, Commercially Reasonable Best Efforts shall require that such Party: (i) devote appropriate resources and personnel with an appropriate level of education, experience and training for the performance of the relevant obligation; (ii) promptly assign responsibility for the relevant obligation to specific individuals who are held accountable for progress and monitor such progress on an on-going basis, (iii) set and consistently seek to achieve specific and meaningful objectives and timelines for carrying out such obligation and (iv) compensate or otherwise incentivize such individuals in a manner and to an extent that is substantially similar, on the whole, to the compensation and incentives offered by such Party to similar individuals performing similar activities in comparable markets with respect to products of such Party having similar commercial potential to the Product.

1.21 “Committee” shall have the meaning assigned to it in Article 7.6.

1.22 “Competitive Product” shall mean any [***], which contains a [***] with the main mechanism of action being [***] or [***]. For the avoidance of doubt, the main mechanism of action shall be governed by the [***] of the [***]. Notwithstanding the foregoing, a [***] and [***] such [***] shall not be deemed to be a Competitive Product if such [***] in any [***] either Party [***] as of the Effective Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.23 “Compound” shall mean the chemical compound known as MPC-7869 or tarenflurbil, with the chemical name R(-)2-(2-fluoro-4biphenylyl propionic acid), including both acid and salt forms thereof.

1.24 “Controlled” or “Controls” when used with respect to any Intellectual Property (as defined below), shall mean the legal authority or right of a Party or its Affiliate to grant a license or sublicense or other right to such Intellectual Property rights to the other Party hereto as provided herein, or to otherwise disclose proprietary or trade secret information to the other Party as provided herein, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.25 “Cost of Goods” shall mean (i) to the extent manufactured by a contract manufacturing organisation, the cost invoiced by such contract manufacturing organisations to manufacture and supply (including, shipping, provided that shipping costs shall only be included to the extent Bulk Drug is being supplied by Myriad hereunder) Bulk Drug or Product (into final packaged form), as applicable, or (ii) to the extent manufactured by Lundbeck and/or Myriad, the fully allocated cost to manufacture Bulk Drug or Product (into final packaged form) as described in the foregoing clause “(i)” (calculated in accordance with IFRS in the case of Lundbeck and USGAAP in the case of Myriad), as applicable, including all direct and indirect costs of raw materials, packaging materials and labour (including benefits) utilized in such manufacturing (including Formulating, filling, finishing, labelling and packaging, as applicable), plus fixed and variable factory overhead costs allocated to the Bulk Drug or Product, as applicable, in accordance with normal accounting practices applied on a basis consistent with the manufacturing Party’s past practices and industry standards. Notwithstanding the foregoing, Cost of Goods shall not include any (a) margin or mark-up for profit for inter-company supply between the Parties, inter-company supply between a Party and its own Affiliates (or among such Affiliates), or intra-company transfer pricing or (b) costs associated with investigations and re-work of out-of-specification material. For the avoidance of doubt, guiding principals for the calculation of Cost of Goods are described in Annex 1. Anything herein to the contrary notwithstanding, the Cost of Goods as determined under the circumstances set forth in “(ii)” above shall not exceed (and shall be capped at) the weighted average of the cost of manufacturing (including Formulating, filling, finishing, labelling and packaging, as applicable) for the same Compound or Product, if such Compound or Product were procured on comparable terms (during the same period of time, in similar quantities and packaging), from a contract manufacturing organisation as described in “(i)” above.

1.26 “Current Good Clinical Practice” or “cGCP” shall mean clinical practices that conform with the current Good Clinical Practices as established by the International Conference on Harmonization (CPMP/ICH/135/95), as such regulations may be amended from time to time, and in conformity with equivalent regulations in regulatory jurisdictions in the Territory, including for the EU, regulations based on Directive - 2005/28/EC.

1.27 “Current Good Laboratory Practice” or “cGLP” shall mean the framework within which: (i) laboratory studies are planned, performed, monitored, recorded, reported and archived as defined under 21 CFR 58, OECD Principles on Good Laboratory Practice (ENV/MC/Chem (98)17), Directive 2004/10/EC and equivalent regulations in regulatory

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

jurisdictions within the Territory; and (ii) Good Laboratory Practice is inspected and verified, as set out in Directive 2004/9/EC and equivalent regulations in regulatory jurisdictions within the Territory, in all cases as amended from time to time.

1.28 “Current Good Manufacturing Practice” or “cGMP” shall mean the rules and Guidelines for Good Manufacturing Practice as defined under (i) 21 CFR part 210 and 211, (ii) Directive 2003/94/EC and (iii) and Volume 4, Rules Governing Medicinal Products in the EU, Part I and II, in each case, as amended from time to time, and in conformity with equivalent regulations in regulatory jurisdictions in the Territory.

1.29 “Data” shall mean all data and information generated, collected or filed, in relation to research, Development and/or manufacturing activities relating to the Compound or Product, including but not limited to non-clinical reports, clinical reports, single patient clinical report forms (CRFs), data points and the databases, and stability data, chemical data and quality control data (excluding the closed portion of any DMF).

1.30 “Data Exclusivity” shall mean the protection for a certain period of time of non-clinical, clinical and confidential material, on which a Regulatory Approval is based, from use by competitors in application for Regulatory Approval of a similar product, as exemplified in the EU by Article 10 of Directive 2001/83/EC (as amended), or other equivalent legislation for non-EU territories.

1.31 “Data Packages” shall have the meaning set out in Article 2.3.1.

1.32 “Data Room” shall mean a collection of information made available to Lundbeck prior to the Effective Date as described in the document list attached hereto as Annex 2.

1.33 “Defined Daily Dose” or “DDD” shall mean the unit of Product (or a generic version of the Product, as applicable) used for one daily treatment of one patient suffering from the Initial Indication as specified in the Product Label (or similar label with respect to a generic version of the Product, as applicable).

1.34 “Detail” shall mean an interactive face-to-face contact of a sales representative, who is fully equipped with, and knowledgeable of, applicable Promotional Materials and Product Labeling for the Product, with a physician or other medical professional licensed to prescribe drugs or other healthcare professional that has a significant impact or influence on prescribing decisions, in which relevant characteristics of the Product are described by the sales representative in a fair and balanced manner consistent with Applicable Law, and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product. When used as a verb, “Detail” means to engage in a Detail.

1.35 “Develop” or “Development” shall mean all activities conducted by either Party, an Affiliate or Sublicensee, either by itself or through a Third Party, performed to advance development of the Compound or Product within the Field, including without limitation, the planning, implementation, conduct, evaluation and reporting of non-clinical development activities, and the performance of non-clinical safety studies, CMC (chemistry, manufacturing and controls) activities, Regulatory Clinical Trials, and such other activities as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

are necessary to obtain and maintain regulatory approval for the Product by a governmental regulatory authority. For avoidance of doubt, Lundbeck shall not direct (or permit) a Lundbeck Sublicensee to conduct, or oversee the conduct of, a Regulatory Clinical Trial of the Compound or the Product. When used as a verb “Develop” means to engage in Development.

1.36 “Development Costs” shall mean all Out-of-Pocket Expenses incurred by the Parties and their Affiliates after the Effective Date in connection with the following: (i) conducting Development activities in performance of its obligations under the Development Plan and Budget; (ii) Cost of Goods associated with the activities set forth in the foregoing clause “(i)” and (iii) such other costs as are expressly approved in writing by the JDC as “Development Costs.”

1.37 “Development Plans” shall mean any or all of the (i) Joint Development Plan and Budget, (ii) Lundbeck Territory Development Plan and (iii) Myriad Territory Development Plan, as applicable.

1.38 “Development Program” shall mean the activities conducted with respect to the Development of the Compound and the Product pursuant to the Development Plans.

1.39 “Effective Date” of this Agreement shall mean the date set forth in the first paragraph of this Agreement.

1.40 “EMEA” shall mean the European Medicines Agency and the respective deciding body (European Commission), or respective successor agencies in case the EMEA no longer exists.

1.41 “Encore” shall mean Encore Pharmaceuticals, Inc.

1.42 “Encore Agreement” shall mean the License Agreement dated December 7, 2000 between Encore and Myriad, as amended as of the Effective Date.

1.43 “ETCP Product IP and Materials” shall mean: (a) (i) any Patents that claim an invention conceived, discovered, reduced to practice or developed by a Myriad Sublicensee (or any of its Affiliates) during the term of, and in connection with its activities under, a Sublicense from Myriad or (ii) are otherwise controlled by such Myriad Sublicensee (or any of its Affiliates) as of the effective date or during the term of such Sublicense and that claim an invention or technology actually used in the research, Development, Commercialisation, manufacture, use or sale of the Compound or Product as conducted by such Myriad Sublicensee (or any of its Affiliates); and in each case of (a)(i) and (a)(ii) that relate to the research, Development, Commercialisation, manufacture, use or sale of the Compound or the Product in the Field, (b) all Know-How that is (i) an Invention conceived, discovered, reduced to practice or developed by such Myriad Sublicensee (or any of its Affiliates) during the term of such Sublicense, or (ii) otherwise controlled by such Myriad Sublicensee (or one of its Affiliates) as of the effective date or during the term of such Sublicense and that is actually used by such Myriad Sublicensee (or any of its Affiliates) in the Development, Commercialisation or manufacture of the Compound or Product; and in each case of (b)(i) and (b)(ii) that relates to the research, Development, Commercialisation, manufacture, use or sale of the Compound or the Product in the Field and (c) such Myriad

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sublicensee’s trademarks, Promotional Materials, and Regulatory Documentation related to the Compound or Product.

1.44 “EU” for the purpose of this Agreement shall mean the member states of the European Union at any given time.

1.45 “EURO” shall mean Euros, the currency of the European Union.

1.46 “Excluded Patent Application” shall have the meaning assigned to it in Article 3.3.4.

1.47 “Ex-Territory Commercialisation Party” or “ETCP” shall mean a Sublicensee of Myriad (or any of its Affiliates) that becomes responsible for all or any portion of the development or commercialisation of the Compound or Product in any or all countries outside of the Territory, for its own account and not as a service provider or other subcontractor of Myriad (or its Affiliate, as applicable).

1.48 “Ex-Territory Regulatory Approval Milestone” shall have the meaning assigned to it in Article 3.2.1.

1.49 “FDA” shall mean the United States Food and Drug Administration or any successor agency thereto.

1.50 “Field” shall mean the diagnosis, prevention, treatment, mitigation or cure of the Initial Indication and any Additional Indications.

1.51 “First Commercial Sale” shall mean the first sale of Product by Lundbeck or an Affiliate or Sublicensee of Lundbeck to a Third Party in a given country following Marketing Authorisation of the Product in that country.

1.52 “Flurizan” shall mean the trademark “Flurizan” owned by Myriad for use in connection with the Product.

1.53 “Formulation” or “Formulate” shall mean the process of converting the Compound into a finished dosage, unpackaged form of the Product.

1.54 “Generic Market Share” is the accumulated market share of companies selling generic Product in relation to the total Product market, calculated in DDDs (as defined above), in the average of any calendar quarter on a country-by-country basis based on IMS data or equivalent data if IMS data are not available.

1.55 “Global Product Management Committee” or “GPMC” shall have the meaning set out in Article 7.1.

1.56 “IFRS” shall mean International Financial Reporting Standards including the International Accounting Standards (IAS), the Interpretation of the International Financial Reporting Interpretations Committee (IFRIC) and the Interpretation of the Standing Interpretations Committee (SIC).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.57 “IMPD” shall mean Investigational Medicinal Product Dossier for the Product.

1.58 “Improvements and Enhancements” shall mean and include any and all changes, modifications and amendments, which: (i) improve the performance or efficacy of Product and/or Compound; (ii) reduce any side effects, drug interactions or other adverse effects of Product and/or Compound; (iii) reduce the cost and/or increase the efficiency or productivity of the manufacturing and production processes for Product and/or Compound; or (iv) otherwise modify, alter or enhance the Product and/or Compound.

1.59 “Initial Commercialisation Plan” shall mean the initial Commercialisation Plan attached hereto as Annex 3.

1.60 “Initial Joint Development Plan and Budget” shall mean the initial Joint Development Plan and Budget attached hereto as Annex 4.

1.61 “Initial Indication” shall mean [***].

1.62 “Indication” shall mean a recognised disease or condition, a sign or symptom of a disease or condition, or a symptom associated with a disease or condition that may be diagnosed, prevented, treated, mitigated or cured by the Product.

1.63 “In-License” shall have the meaning assigned to it in Article 8.12(a).

1.64 “In-Licensed Rights” shall have the meaning assigned to it in Article 8.12(a).

1.65 “Intellectual Property” shall mean Patents and Know-How.

1.66 “International Clinical Trial” shall mean the global phase 3 study for the Initial Indication sponsored by Myriad with Protocol Number: MPC-7869-05-010 Protocol with Imaging Sub-Study, entitled “Phase 3 Multinational, Randomized, Double Blind, Placebo Controlled Study of the Effect of Daily Treatment with MPC-7869 on Measures of Cognition, Activities of Daily Living and Global Function in Subjects with Mild Dementia of the Alzheimer’s Type” as amended as of the Effective Date.

1.67 “Invention” shall mean any and all Improvements and Enhancements, methods of making and/or using the Products and/or Compound, or other discoveries or inventions that (i) are conceived, discovered, reduced to practice or developed by Lundbeck or one of its Affiliates or its Sublicensees, in each case, in connection with activities performed under this Agreement during the Term, or (ii) are conceived, discovered, reduced to practice or developed by Myriad or one of its Affiliates or Participating Sublicensees either in connection with the activities performed under this Agreement during the Term or in the conduct of any research, Development, manufacturing or Commercialisation of the Product outside the Territory during the Term.

1.68 “Investigational Medicinal Product” shall mean a formulated and/or packaged pharmaceutical form of an active substance (including a Compound or comparator) or placebo being tested or used as a reference in a Clinical Trial, including a product with a marketing authorization when used or assembled (formulated or packaged) in a way different

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

from the authorized form, or when used for an unauthorized indication, or when used to gain further information about the authorized form.

1.69 “Investigation New Drug Application” or “IND” shall mean an Investigational New Drug Application as defined in the United States Food, Drug and Cosmetic Act, as amended, and any equivalent applications filed with Regulatory Authorities outside of the United States, including any clinical trial authorization (“CTA”) in the EU.

1.70 “Joint Commercialisation Committee” or “JCC” shall have the meaning assigned to it in Article 7.4.

1.71 “Joint Development Activities” shall mean those Development activities set forth in the Joint Development Plan and Budget.

1.72 “Joint Development Committee” or “JDC” shall have the meaning assigned to it in Article 7.3.

1.73 “Joint Development Costs” shall mean all (i) Out-of-Pocket Expenses incurred by the Parties or any of their respective Affiliates after the Effective Date in connection with conducting Development activities in performance of its obligations under the Joint Development Plan and Budget; (ii) Cost of Goods associated with the activities set forth in the foregoing clause “(i)”; and (iii) such other costs as are expressly approved in writing by the JDC as “Joint Development Costs.”

1.74 “Joint Development Plan and Budget” shall mean an annual plan developed by the JDC and approved by the JSC describing the Development activities, including Clinical Trials, for the Compound and Product which are necessary for obtaining or maintaining Regulatory Approvals for the Product both inside and outside the Territory, as further specified in Article 4.2.

1.75 “Joint Steering Committee” or “JSC” shall have the meaning assigned to it in Article 7.2.

1.76 “Jointly Owned Know-How” shall mean Know-How conceived, discovered, reduced to practice or otherwise developed jointly by a Party, or any of its Affiliates or its Sublicensees and the other Party or any of its Affiliates and its Sublicensees, in each case in connection with activities performed under this Agreement during the Term.

1.77 “Jointly Owned Patents” shall mean Patents claiming Jointly Owned Know-How.

1.78 “Know-How” shall mean proprietary material and information, including but not limited to, Data, technical information (including analytical test methods to control the Compound), inventions, compositions of matter, specifications and information relating to formulation, production, quality control, manufacture, packaging, design, regulatory approval, sale and/or use of product or compounds, in each case whether currently existing or developed or obtained during the Term, and whether or not patentable or confidential.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.79 “Knowledge” shall mean, with respect to a given Party, the actual knowledge of any officer or director of such Party (or any of its Affiliates), with respect to a specific topic, after reasonable inquiry of the person(s) employed by such Party (or any of its Affiliates) that have operational responsibility for the business function that is most relevant to the specific topic.

1.80 “LLUMC” shall mean Loma Linda University Medical Center.

1.81 “LLUMC Agreement” shall mean the December 21, 1998 License Agreement between LLUMC and Encore, as amended from time to time, including pursuant to the June 3, 2002 Amendment thereto.

1.82 “LLUMC Termination Notice” shall have the meaning set forth in the Myriad Disclosure Schedules.

1.83 “Lundbeck Intellectual Property” shall mean all Lundbeck Patents (as defined below) and Lundbeck Know-How (as defined below).

1.84 “Lundbeck Know-How” shall mean all Know-How (including Lundbeck’s right, title and interest in and to any Jointly Owned Know-How) that is (i) an Invention conceived, discovered, reduced to practice or developed by Lundbeck or any of its Affiliates or its Sublicensees during the Term, or (ii) otherwise Controlled by Lundbeck or one of its Affiliates as of the Effective Date or during the Term and that is actually used by Lundbeck, its Affiliates or its Sublicensees in the Development, Commercialisation or manufacture of the Compound or Product in the Territory; and in each case of (i) and (ii) that relates to the research, Development, Commercialisation, manufacture, use or sale of the Compound or the Product in the Field.

1.85 “Lundbeck Patents” shall mean all Patents (including Lundbeck’s right, title and interest in and to any Jointly Owned Patents) that (i) claim an Invention conceived, discovered, reduced to practice or developed by Lundbeck or any of its Affiliates or its Sublicensees during the Term or (ii) are otherwise Controlled by Lundbeck or one of its Affiliates as of the Effective Date or during the Term and that claim an invention or technology actually used in the research, Development, Commercialisation, manufacture, use or sale of the Compound or Product as conducted by Lundbeck, its Affiliates and its Sublicensees in the Territory; and in each case of (i) and (ii) that relate to the research, Development, Commercialisation, manufacture, use or sale of the Compound or the Product in the Field.

1.86 “Lundbeck Territory Development Plan” shall mean an annual plan prepared by Lundbeck describing the incremental Development activities beyond the Joint Development Plan and Budget to be undertaken by Lundbeck or its Affiliates or its Sublicensees for the Compound and Product to be Commercialised in the Territory, as further specified in Article 4.2.

1.87 “Major Market Country” shall mean [***].

1.88 “Manufacturing Recall” shall have the meaning ascribed to it in Article 6.8.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.89 “Manufacturing Site” shall mean the premises at which manufacture and/or testing of regulatory starting materials, intermediates, Compound and Bulk Drug takes place.

1.90 “Marketing Authorisation” or “MA” shall mean the approval granted by the EMEA, or other relevant Regulatory Authorities as the case may be, as a result of the Marketing Authorisation Application.

1.91 “Marketing Authorisation Application” or “MAA” shall mean an application for the authorisation for marketing of a Product in the territory, filed with the EMEA or the relevant Regulatory Authority in a country in the Territory, as applicable.

1.92 “Mayo” shall mean the Mayo Foundation for Medical Education and Research.

1.93 “Mayo Agreement” shall mean the Patent Agreement dated June 2, 2003 between Myriad and Mayo Foundation for Medical Education and Research.

1.94 “Measurement Date” shall have the meaning ascribed to it in Article 3.3.5.

1.95 “Myriad Intellectual Property” shall mean all Myriad Patents, Myriad Know-How and Myriad Trademarks (as defined below).

1.96 “Myriad Know-How” shall mean all Know-How (including Myriad’s right, title and interest in and to any Jointly Owned Know-How) that is (i) an Invention conceived, discovered, reduced to practice or developed by Myriad or any of its Affiliates or its Sublicensees during the Term or (ii) otherwise Controlled by Myriad or one of its Affiliates as of the Effective Date or during the Term; and in each case of (i) and (ii) that relates to the research, Development, Commercialisation, manufacture, use or sale of the Compound or the Product.

1.97 “Myriad Mark” shall have the meaning set forth in Article 8.15.

1.98 “Myriad Patents” shall mean all Patents (including Myriad’s right, title and interest in and to any Jointly Owned Patents) that (i) claim an Invention conceived, discovered, reduced to practice or developed by Myriad or any of its Affiliates or its Sublicensees during the Term or (ii) are otherwise Controlled by Myriad or one of its Affiliates as of the Effective Date or during the Term; in each case of (i) and (ii) that relate to the research, Development, Commercialisation, manufacture, use or sale of the Compound or the Product. A list of Myriad Patents as of the Effective Date is appended hereto as Annex 5 and will be updated periodically to reflect additions thereto during the Term.

1.99 “Myriad Territory Development Plan” shall mean an annual plan prepared by Myriad describing the incremental Development activities beyond the Joint Development Plan and Budget to be undertaken by Myriad or its Affiliates or its Sublicensees for the Compound and Product to be commercialised outside the Territory, as further specified in Article 4.2.

1.100 “Myriad Trademarks” shall mean the marks Flurizan and any other trademark, trade name, domain names, brand names, or logos relating exclusively to the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Compound and/or Product, that are Controlled by Myriad or one of its Affiliates during the Term. For avoidance of doubt, “Myriad Trademarks” shall not include (i) any trademark, trade name, domain names, brand names, or logos that contain the term “Myriad” in any form, or that are associated with other products or services offered by Myriad or (ii) any trademark, trade name, domain names, brand names, or logos that contain the term “Lundbeck” in any form, or that are associated with other products or services offered by Lundbeck.

1.101 “Net Sales” shall mean the gross amount invoiced by Lundbeck, an Affiliate or a Sublicensee (for purposes of this Article 1.101, Lundbeck, its Affiliates and Sublicensees are each “Payors” and each is a “Payor”) on sales of Products to a Third Party less deductions for (i) trade, cash and quantity discounts (including early payment cash discounts), (ii) returns, rejections and recalled Product, (iii) rebates and allowances, chargebacks, retroactive price reductions actually allowed or granted to any purchaser including managed care organizations, (iv) invoiced amounts that are deemed uncollectible or written-off by the Payor in accordance with the Payor’s customary policies and IFRS (to the extent applicable) due to the Third Party’s inability or refusal to pay amounts owed, provided that if such amounts are subsequently paid to or recovered by a Payor, such paid or recovered amount shall be included within Net Sales (subject to the other offsets or deductions provided herein as applicable) for the then-current period, (v) amounts actually paid by a Payor to Third Party distributors for distribution services performed solely in connection with the sale of Product to Third Parties (provided that for purposes of clarity, such amounts deducted from Net Sales shall not include any amounts paid to such Third Party distributors in connection with promotional activities), all as and to the extent such arrangements with Third Party distributors are consistent with Lundbeck’s practices in the same markets for products that are owned by Lundbeck (rather than in-licensed); and [***] each of the total Net Sales for such calendar year, and any such amounts in excess of such limits shall be included as Net Sales for such calendar year, (vi) excise, sales or use taxes, value added taxes and other tariffs or duties levied on the sale, transportation or delivery of Products to the extent reflected in the gross amount invoiced, (vii) freight, insurance and other transportation charges and (viii) [***] for such [***] (provided, however that [***] Lundbeck or its Affiliates for [***], which amount shall be included in determining the Cost of Goods for purposes of this clause “(viii)”. All of such foregoing deductions shall be calculated in accordance with International Financial Reporting Standards (IFRS) or other similar accounting methods as mutually agreed upon by the Parties, and on an accrual basis of accounting. Net Sales shall not include the distribution of a Product for promotional samples, clinical studies, compassionate use, named patient programs, test marketing, or any similar instance. In the case of any sale or other disposal of a Product between or among Lundbeck and its Affiliates or its Sublicensees, for resale, Net Sales shall be calculated only on the value charged or invoiced on the first arm’s-length sale thereafter to a Third Party. In the event the Product is sold as a Combination Product, the Net Sales of the Product shall be determined by multiplying the Net Sales of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in a particular country of the Product when sold separately (as a non-Combination Product) in finished form and B is the weighted average sale price in that country of product(s) containing the other active ingredient(s) in such Combination Product sold separately in finished form. In the event that such average sale price cannot be determined for both the Product (as a non-Combination Product) and the other product(s) (as a non-Combination Product) in such combination, Net Sales shall be agreed by the Parties

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

based on the relative value contributed by each component, such agreement not to be unreasonably withheld.

1.102 “Non-Participating Sublicensee” shall have the meaning assigned to it in Article 2.5.

1.103 “Non-Regulatory Clinical Trial” shall mean Clinical Trials that are intended to support commercialisation of a product, excluding Regulatory Clinical Trials, but including Phase IV Clinical Trials (to the extent not included as a Regulatory Clinical Trial) and pharmacoeconomic studies.

1.104 “Optional Indication” shall mean an Indication for the Product that was (i) proposed by Myriad for Development under the Joint Development Plan and Budget and (ii) which Lundbeck initially refused to agree to Develop under the Joint Development Plan and Budget, but which subsequently becomes an Agreed Indication as a result of Lundbeck exercising its rights to buy-in to such Indication pursuant to the last sentence of Article 4.2.1.

1.105 “Optional Indication Approval Milestone” shall have the meaning assigned to it in Article 3.2.1.

1.106 “Out of Pocket Expenses” shall mean payments (net of any discounts, refunds, rebates or the like to the payor) actually made by a payor to a Third Party for services and products, or reimbursement of costs of such Third Party, in all cases without mark-up or premiums added by the payor (except to the extent actually charged by the Third Party).

1.107 “Participating Sublicensee” shall mean each Sublicensee of Myriad (or any of its Affiliates) that is not a Non-Participating Sublicensee (as defined above).

1.108 “Patent(s)” shall mean: (i) any patents and patent applications, (ii) all divisionals, continuations, continuations-in-part thereof, and any other patent application claiming priority directly or indirectly to: (a) any patents or patent applications in the foregoing clause “(i)” or (b) any patent or patent application from which the patents or patent applications in the foregoing clause “(i)” claim direct or indirect priority, (iii) all patents issuing on any of the foregoing applications, (iv) any foreign counterparts or equivalents to any of the foregoing, and (v) all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof.

1.109 “Platform Patent” shall have the meaning assigned to it in Article 8.12(g).

1.110 “Product” shall mean a product in finished dosage form containing the Compound as an active ingredient, either alone or as a Combination Product.

1.111 “Product Labeling” shall mean, with respect to the Product in a given country or other regulatory jurisdiction, all labels and other written, printed or graphic matter upon a container, wrapper or any package insert utilized with or for the Product as approved by the applicable Regulatory Authority (to the extent necessary).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.112 “Promotional Materials” shall mean all written, printed, graphic, electronic, audio or video matter, including journal advertisements, sales visual aids, direct mail, medical information/education monographs, direct-to-consumer advertising, internet postings, broadcast advertisements and sales reminder aids (e.g., scratch pads, pens and other such items) intended for use or used in connection with any promotion of the Product (but excluding Product Labeling).

1.113 “Publication Committee” shall have the meaning assigned to it in Article 7.5.

1.114 “Publication Plan” shall have the meaning assigned to it in Article 7.5.

1.115 “Regulatory Approval” shall mean the grant of a Marketing Authorisation, and any pricing approval, reimbursement approval, or any other approval required to market and sell a Product in any country or other regulatory jurisdiction.

1.116 “Regulatory Approval Milestones” shall have the meaning assigned to it in Article 3.2.1.

1.117 “Regulatory Authority” shall mean the appropriate governmental entity or entities having the authority to grant regulatory approval for the marketing and sale of Product in a country or other regulatory jurisdiction, including but not limited to the EMEA.

1.118 “Regulatory Clinical Trials” shall mean Clinical Trials intended to support a Regulatory Approval, including a Regulatory Approval for an Additional Indication, and any Clinical Trial required by a Regulatory Authority as a condition to, or in connection with the grant or maintenance of, a Regulatory Approval.

1.119 “Regulatory Data” shall mean Data that is included, or is intended to be included, in Regulatory Documentation (as defined below).

1.120 “Regulatory Documentation” shall mean all applications, registrations, licenses, authorizations and approvals (including all Regulatory Approvals), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents in connection therewith, and all clinical studies and tests (including any Regulatory Clinical Studies and Non-Regulatory Clinical Studies), relating to a product and all data contained in any of the foregoing, including all INDs, MAA’s, regulatory drug lists, advertising and promotion documents, manufacturing data, drug master files, Clinical Data, adverse event files and complaint files, in each case related to the Product.

1.121 “Rest of the Territory” shall mean any country within the Territory other than the Major Market Countries.

1.122 “Reviewable Publications” shall have the meaning assigned to it in Article 7.5.

1.123 “ROFN Country” shall have the meaning assigned to it in Article 2.4

1.124 “Royalty Term” shall have the meaning assigned to it in Article 3.3.4.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.125 “Sales Report” shall mean a written report or reports showing each of (i) gross sales (expressed in total gross invoice amount and in number of Product sold), a listing of permitted deductions by category (as described in the definition of “Net Sales”) and the calculation of Net Sales in each country in the Territory, for each calendar quarter, by Lundbeck and each of its Affiliates and its Sublicensees; (ii) the royalties which shall have accrued hereunder in respect of such sales, and a reasonable description of information that form the basis of calculating those royalties; (iii) withholding taxes, if any, required by law to be deducted and paid to a taxing authority from such royalties; and (iv) the exchange rate used for converting currency from the currencies in which sales were made into the currency in which payment is to be made hereunder.

1.126 “Sanofi Agreement” shall have the meaning set forth on Annex 9.

1.127 “Specifications” shall mean the specifications for the Bulk Drug, the Compound and the Investigational Medicinal Product, in each case as attached hereto as Annex 16, and as amended from time-to-time.

1.128 “Sublicense” shall mean, (i) with respect to Lundbeck, any sublicense of any of the rights granted under Article 2.1.1 below (whether such right is pursuant to a sublicense agreement, or any other agreement or understanding, including any co-development, co-promotion or similar arrangement expressly granting such rights) granted to a Third Party in any or all countries in the Territory and (ii) with respect to Myriad, a grant by Myriad or any of its Affiliates of a license or other right to a Third Party under any Patents or Know-How Controlled by Myriad (or such Affiliates) with respect to the research, Development, commercialisation, manufacture, use or sale of the Compound or the Product. For purposes of clarity, this Agreement shall not be considered a “Sublicense”.

1.129 “Sublicense Income” shall mean and include all consideration that Lundbeck or any of its Affiliates receives from a Sublicensee of Lundbeck (or such Affiliate) in connection with, and on account of, a Sublicense, including upfront payments, license maintenance fees, and similar payments but excluding (i) amounts that are payable directly in connection with the sale of Product, including earned sales royalties, (ii) payments for equity or debt of Lundbeck or any of its Affiliates, to the extent such equity or debt is purchased at its fair market value and such debt is not subsequently forgiven, (iii) payment for the manufacture or supply of ingredients or products by Lundbeck or any of its Affiliates, to the extent such payment does not exceed the actual, direct cost incurred by Lundbeck or its Affiliates to perform for such manufacturing or supply without mark-up or profit of any kind or (iv) payment for services performed by Lundbeck or any of its Affiliates, to the extent such payment does not exceed the actual, direct cost incurred by Lundbeck or its Affiliates to perform such services without mark-up or profit of any kind. To the extent Lundbeck or any of its Affiliates receives non-cash consideration under or in connection with a Sublicense which would be considered “Sublicense Income”, then the fair market value of such non-cash consideration shall be as reasonably determined by the Parties and shall be treated as “Sublicense Income”.

1.130 “Sublicensee(s)” shall mean, (i) with respect to Lundbeck any Third Party to whom Lundbeck (or any of its Affiliates) grants a Sublicense and (ii) with respect to Myriad any Third Party to whom Myriad (or any of its Affiliates) grants a Sublicense, including an ETCP.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.131 “Supply Terms” shall mean the terms and conditions relating to the manufacture and supply of Bulk Drug set forth on Annex 6 attached hereto, which terms are hereby incorporated herein by reference.

1.132 “Term” shall mean the Term of this Agreement as specified in Article 12.1.

1.133 “Territory” shall mean (i) all countries in the EU, and (ii) all other countries listed in Annex 7; together with any new countries formed through the division, combination or renaming of any of the foregoing countries.

1.134 “Territory Regulatory Approval Milestone” shall have the meaning assigned to it in Article 3.2.1.

1.135 “Third Party” shall mean any person or entity, which is not a Party or an Affiliate of any Party to this Agreement.

1.136 “Third Party Licensor” shall have the meaning assigned to it in Article 8.12(a).

1.137 “Trading Day” shall mean the last day of the month where the local currency versus USD or EURO, as applicable, is traded on public exchanges.

1.138 “Tri-Party Agreement” shall mean that certain Agreement Regarding License Rights entered into effective as of May 20, 2008, by and between Myriad, LLUMC and Encore.

1.139 “U.S.” shall mean the United States of America and its possessions and territories.

1.140 “U.S. Phase III Clinical Trial” shall mean the phase 3 study sponsored by Myriad with Protocol Number: MPC-7869-04-005: Phase 3 Multicenter, Randomized, Double Blind, Placebo Controlled Study of the Effect of Daily Treatment with MPC-7869 on Measures of Cognition, Activities of Daily Living and Global Function in Subjects with Mild Dementia of the Alzheimer’s Type, as amended as of the Effective Date.

1.141 “USD” shall mean U.S. dollars.

1.142 “USGAAP” shall mean generally accepted accounting principles in the United States of America.

1.143 “U.S. Sublicense” shall have the meaning assigned to it in Article 2.4.

1.144 “Valid Claim” shall mean a claim of (i) an issued and unexpired Patent or an unexpired supplementary protection certificate, which claim has not been abandoned, disclaimed, revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken, and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise, or (ii) a patent application that has been pending for five (5) or fewer years and has not been cancelled, withdrawn or abandoned; provided however, that Lundbeck may, on or after the fifteenth (15th) anniversary of First

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Commercial Sale of the Product in the Territory by written notice to Myriad, exclude from the definition of the term “Myriad Patents” any patent application that would otherwise be included in such definition, regardless of how long such patent application has been included within the licenses granted to Lundbeck herein, such exclusion to be effective upon Lundbeck’s written notice to Myriad, for all purposes hereunder (including for purposes of Article II and Article III), for the remainder of the Term and throughout the Territory.

1.145 “Value Added Tax (VAT) & Indirect Taxes” means the tax imposed by the Sixth Council Directive of the European Community (77/388/EEC) and any national legislation implementing that directive together with legislation supplemental thereto or other tax of a similar nature, including sales taxes, and excise duties imposed elsewhere instead of or in addition to value added tax.

The Annexes attached to this Agreement shall form an integral part of this Agreement. However in the event of any conflict between the operative terms of this Agreement and the Annexes, the operative terms of this Agreement shall prevail.

ARTICLE II.

LICENSE GRANTS

2.1 Lundbeck’s License.

2.1.1 License. Subject to the terms and conditions of this Agreement (including the limitation on Lundbeck’s right to research, Develop, manufacture and Commercialise the Product solely for the Initial Indication and the Agreed Indications (if any)), Myriad and its Affiliates hereby grants to Lundbeck (i) a co-exclusive (with Myriad, its Affiliates and its Sublicensees) license and sublicense (as applicable), under the Myriad Intellectual Property, to research and Develop the Compound and Product for Commercialisation in the Field in the Territory, (ii) a co-exclusive (with Myriad, its Affiliates and its Sublicensees) license and sublicense (as applicable), under the Myriad Intellectual Property, to manufacture (and have manufactured) the Compound and the Product anywhere in the world and (iii) an exclusive (even as to Myriad), royalty-bearing, license and sublicense (as applicable), under the Myriad Intellectual Property to Commercialise the Product in the Field in the Territory. Lundbeck shall have the right to grant Sublicenses of the foregoing rights solely as provided in Article 2.1.2 below.

2.1.2 Sublicenses. Lundbeck shall have the right to grant Sublicenses in the Territory without the approval of Myriad to (i) Third Parties in the Rest of the Territory and (ii) to its Affiliates. In all other cases, Lundbeck shall have the right to grant Sublicenses in the Territory to Third Parties, subject to the prior written approval of Myriad (such approval not to be unreasonably withheld). Any such Sublicenses shall be granted and governed by written agreements and shall be subject to the terms and conditions of this Agreement. Lundbeck shall be and remain responsible for ensuring its Sublicensees’ compliance with this Agreement and shall be and remain liable for any breaches hereof by any such Sublicensee. Lundbeck shall supply a copy of all proposed Sublicenses to Myriad no later than ten (10) Business Days prior to execution of same.

2.1.3 Myriad Covenant Regarding Certain Intellectual Property Rights. To the extent that Myriad or any of its Affiliates has or otherwise obtains during the Term a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

license or other right to Intellectual Property of a Third Party related to the Compound or Product (including the research, Development, Commercialisation or manufacture thereof) but Myriad does not “Control” such Intellectual Property in the Territory, then in each such case Myriad shall promptly notify Lundbeck thereof and shall use Commercially Reasonable Best Efforts to obtain a license or other right to such Intellectual Property so that it may make such Intellectual Property available to Lundbeck under Article 2.1.1. Myriad and Lundbeck agree any such Intellectual Property shall be included within the licenses under Article 2.1.1 without additional cost.

2.1.4 Myriad Limitations Within The Territory; Mutual Covenant. In furtherance of the exclusive rights and licenses granted by Myriad to Lundbeck in this Agreement (and without limiting the provisions of Article 6.9.2), Myriad (and its Affiliates) shall not grant any license or other authorization to any other person, firm, corporation or other entity (i) to research or Develop the Compound or Product for Commercialisation in the Field in the Territory or (ii) to Commercialise the Product in the Field in the Territory, during the Term of this Agreement or (iii) which would otherwise conflict with the rights granted to Lundbeck hereunder. Anything herein to the contrary notwithstanding, Myriad retains the right in the Territory, directly and with or through its Affiliates or its Sublicensees, to perform clinical and non-clinical studies as described in the Joint Development Plan and Budget and the Myriad Territory Development Plan. Myriad will coordinate such activities with Lundbeck to avoid confusion or conflict among the Parties, patients and customers in the Territory. Myriad (and its Affiliates) shall not conduct any activities in the Territory with respect to the Compound or Product for any Indication during the Term except as expressly permitted by this Agreement. Each of the Parties hereby covenants that it (and its Affiliates) will not take any action which would conflict with the rights granted to, or retained by, the other Party hereunder.

2.2 Myriad’s Rights and License. Subject to the terms and conditions of this Agreement (including Article 2.5), Lundbeck and its Affiliates hereby grants to Myriad a royalty-free, non-exclusive, license and sublicense (as applicable), with a right to grant Sublicenses, under Lundbeck Intellectual Property to (i) research and Develop the Compound and Product anywhere in the world for commercialisation in the Field outside the Territory and (ii) commercialise the Product in the Field outside the Territory. If Myriad exercises the foregoing license (or sublicense, as applicable), and Lundbeck is obligated to pay a royalty or other amount to a Third Party for such use by Myriad, its Affiliates and its Sublicensees, then Lundbeck shall notify Myriad in advance as to the existence and scope of such obligation and Myriad shall bear such royalty (and other amounts) payable to such Third Party.

2.3 Transfer of Information, Data, Marketing Materials and support.

2.3.1 Transfer of Information. In furtherance of the rights and license granted by Myriad to Lundbeck under this Agreement, (i) within thirty (30) days after the Effective Date of this Agreement, and (ii) promptly following the completion of the International Clinical Trial, Myriad shall furnish to Lundbeck a data package that shall include all or substantially all of the Myriad Know-How, and at least all material Myriad Know-How, existing in tangible form as of the Effective Date or such future date, as applicable, which has not been previously delivered or made available to Lundbeck and which is related to the Compound or Product, including any such Data that is useful or required for

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the purpose of obtaining Regulatory Approvals in the Territory, or complying with all Applicable Laws, with respect to the Product (including manufacturing data, non-clinical data, clinical data and quality control data) (such initial and updated data packages are the “Data Packages”). In the event that Lundbeck reasonably believes that the Myriad Know-How included in the Data Packages is inaccurate or incomplete, Lundbeck shall provide written notice thereof to Myriad, and Myriad shall furnish corrected or complete copies, if applicable, of such Data Packages, as soon as reasonably practicable, but no later than ninety (90) days after receipt of Lundbeck’s written notice hereunder.

2.3.2 Updates. Lundbeck shall, from time to time upon request of Myriad during the Term, disclose or provide to Myriad, and cause its Affiliates, and Sublicensees to disclose or provide to Myriad, complete copies of all (i) Lundbeck Know-How, including electronic files and recordings in CDT format and adhering to ICH requirements as well as any other pre-agreed format, and (ii) any marketing materials Controlled by them at the Effective Date and during the Term that relate to the Product. Myriad shall, from time to time upon request of Lundbeck during the Term, disclose or provide to Lundbeck, and cause its Affiliates, and Sublicensees to disclose or provide to Lundbeck, complete copies of all (i) Myriad Know-How, including electronic files and recordings in CDT format and adhering to ICH requirements as well as any other pre-agreed format, and (ii) any marketing materials Controlled by them at the Effective Date and during the Term that relate to the Product in the Field.

2.3.3 Expenses and Use. The disclosing Party under Article 2.3.1 or 2.3.2, as applicable, shall carry its own costs of such disclosure or transfer. The receiving Party under Article 2.3.1 or 2.3.2, as applicable, shall use the information and materials disclosed or transferred only in connection with the Compound or the Product, and during the Term, unless the receiving Party has a right deriving from this Agreement to use such information after the Term. Without limiting the generality of the foregoing, with respect to marketing materials, (i) the receiving Party under Article 2.3.1 or 2.3.2 shall only have the right to use such marketing materials to the extent that such materials are in compliance with the Applicable Laws for the given country where such materials are intended to be used, (ii) the Lundbeck name and company logos shall not be used by Myriad or any Sublicensee outside the Territory with respect to any marketing materials for the Product and (iii) the name and company logos of any Sublicensee of Myriad (other than a Sublicensee manufacturing the Compound or Product) shall not be used by Lundbeck with respect to any marketing materials for the Product. The provisions of this Article 2.3.3 shall be subject to the provisions of Article 2.5.

2.4 Right of First Negotiation. From and after the time that Myriad (or any of its Affiliates) has entered into a Sublicense with respect to the Product in the United States (the “U.S. Sublicense”), then with respect to any country (other than Canada and Japan) for which the counterparty to such U.S. Sublicense does not have the exclusive rights to Develop and commercialise the Compound and Product pursuant to such U.S. Sublicense (each such country, a “ROFN Country”), Lundbeck shall have a right of first negotiation with respect to each such ROFN Country as set forth in this Article 2.4. If at any time after Myriad (or any of its Affiliates) has entered into a U.S. Sublicense, Myriad (or any of its Affiliates) intends to grant to a Third Party the right to Develop or commercialise the Compound or Product in any ROFN Country, Lundbeck shall have the right of first negotiation with respect thereto which

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall obligate Myriad to negotiate exclusively with Lundbeck in accordance with this Article 2.4 to receive the same scope of rights that Myriad intends to offer to any Third Party (e.g., exclusive or non-exclusive)) to Develop and commercialize such Product in such ROFN Country, subject to terms and conditions that are mutually acceptable to each of the Parties. Myriad shall notify Lundbeck in writing in the event Myriad (or any of its Affiliates) intends to grant Development and/or commercialization rights to any Third Party and Lundbeck shall notify Myriad in writing within thirty (30) days after receipt of such notice from Myriad whether Lundbeck desires to exercise its right of first negotiation set forth in this Article 2.4. If Lundbeck exercises its right of first negotiation, then the Parties shall negotiate in good faith the terms of a definitive agreement regarding the Development and/or commercialization of such Product in such country(ies). If Myriad and Lundbeck are unable to enter into a definitive agreement with respect to such transaction within sixty (60) days after Myriad receives notice of Lundbeck’s election (or such longer period as may be mutually agreed upon by the Parties), despite each Party’s reasonable efforts to do so, then Myriad shall be permitted to grant such Development or commercialization rights to such Product to a Third Party.

2.5 Exclusions on Non-Participating Sublicensees’ Ability to Use and Reference Intellectual Property and Other Materials. Notwithstanding anything to the contrary contained elsewhere in this Agreement, but subject to the remainder of this Article 2.5 and Article 6.6, to the extent that Myriad does not, at any time, Control all ETCP Product IP and Materials of a given Myriad Sublicensee, such that Myriad is not required, and is unable, to grant the licenses and other rights to Lundbeck hereunder with respect to all such ETCP Product IP and Materials (each such Sublicensee of Myriad, is hereinafter a “Non-Participating Sublicensee”), then for so long as such Sublicensee is a Non-Participating Sublicensee, Myriad shall not have the right to grant to such Non-Participating Sublicensee any license, sublicense, right of reference or other right to use, access or receive any of Lundbeck’s Intellectual Property (including any Data), trademarks, Promotional Materials, and Regulatory Documentation related to the Compound or Product, in each case which would otherwise be available to such Sublicensee pursuant to the terms of this Agreement if such Sublicensee were a Participating Sublicensee; provided that (i) such restriction shall not apply to Myriad’s rights in any Jointly Owned Know-How or Jointly Owned Patents (and Myriad shall be permitted to license such rights to a given Myriad Sublicensee) solely to the extent that Myriad has the right to grant the licenses and rights to Lundbeck hereunder (including pursuant to Article 2.1.1) with respect to any joint Know-How conceived, discovered, reduced to practice or developed by Myriad (or any of its Affiliates) and such Sublicensee and any joint Patents claiming such joint Know-How, and (ii) such restriction shall lapse, and such license, sublicense, right of reference or other right to use, access or receive any of Lundbeck’s Intellectual Property (including any Data), trademarks, Promotional Materials, and Regulatory Documentation related to the Compound or Product shall automatically come into being (subject to the terms of this Agreement), if such Non-Participating Sublicensee becomes a Participating Sublicensee. For clarity, the foregoing prohibition against the rights of a Non-Participating Sublicensee shall apply to all Lundbeck Intellectual Property (including any Data), trademarks, Promotional Materials, and Regulatory Documentation even if Myriad received such rights or information from Lundbeck prior to such Sublicensee becoming a Non-Participating Sublicensee. Notwithstanding the foregoing, each Party (x) upon request of the other Party, shall be required to share with the other Party (even to the extent generated by, or received from, a Non-Participating Sublicensee), and (y)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall be permitted to share with all of its Affiliates and its Sublicensees, Adverse Drug Experience information and any other safety data received from any source to the extent reasonably required to enable all such parties to satisfy their respective pharmacovigilance obligations, to otherwise comply with Applicable Law or as required by Regulatory Authorities, in each case, in connection with the performance of it obligations, or the exercise of its rights, hereunder (provided that such Adverse Drug Experience information and safety data are not used pursuant to this exception for any other purposes, including to broaden the scope of a regulatory approval).

2.6 Acknowledgement of Research Rights of LLUMC. The Parties hereby agree and acknowledge that LLUMC has reserved the right, pursuant to Section 2.4 of the LLUMC Agreement, to make, use and practice the Licensed Technology (as defined in the LLUMC Agreement) for their own noncommercial purposes. The Parties further agree and acknowledge that to the extent that LLUMC has reserved additional similar rights to use and practice such Licensed Technology under the LLUMC Agreement as of the Effective Date, the Parties shall discuss in good faith any necessary amendments to this Agreement to acknowledge such rights; provided that in all cases such amendment does not materially and adversely affect Lundbeck’s rights or economic interests, or increase its obligations, under this Agreement.

2.7 Acknowledgement of Research Rights of Encore. The Parties hereby agree and acknowledge that Encore has reserved the right, pursuant to Section 3.1 of the Encore Agreement, to make and use the Licensed Compound (as defined in the Encore Agreement), and to practice the Licensor Patents (as defined in the Encore Agreement), for their own noncommercial, research and educational purposes only. The Parties further agree and acknowledge that to the extent that Encore has reserved additional similar rights to make and use the Licensed Compound and to practice such Licensor Patents under the Encore Agreement as of the Effective Date, the Parties shall discuss in good faith any necessary amendments to this Agreement to acknowledge such rights; provided that in all cases such amendment does not materially and adversely affect Lundbeck’s rights or economic interests, or increase its obligations, under this Agreement.

2.8 Acknowledgement of Research Rights of Mayo. The Parties hereby agree and acknowledge that Mayo (on behalf of itself and the Regents of the University of California) has reserved the right, pursuant to Section 2.03 of the Mayo Agreement, to manufacture, have manufactured or use any Products or R-Flurbiprofen Products under the Patent Rights (each as defined in the Mayo Agreement) solely for educational and research programs. The Parties further agree and acknowledge that to the extent that Mayo has reserved additional similar rights to manufacture, have manufactured or use any Products or R-Flurbiprofen Products under the Patent Rights under the Mayo Agreement as of the Effective Date, the Parties shall discuss in good faith any necessary amendments to this Agreement to acknowledge such rights; provided that in all cases such amendment does not materially and adversely affect Lundbeck’s rights or economic interests, or increase its obligations, under this Agreement.

2.9 Manufacturing Licenses. The Parties hereby agree and acknowledge that (i) Myriad shall not be required to include in the manufacturing licenses granted to Lundbeck pursuant to clause (ii) of Article 2.1.1 any Improvements and Enhancements to the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

manufacturing process which are conceived, discovered, reduced to practice or developed by a Third Party manufacturer after the Effective Date and (ii) Myriad (and its Affiliates) shall not have the right to grant any sublicenses or other rights to a Third Party manufacturer or other Sublicensee to any Improvements and Enhancements to the manufacturing process which are conceived, discovered, reduced to practice or developed by Lundbeck (or any of its Affiliates, Sublicensee’s or subcontractors).

ARTICLE III.

PAYMENTS

A. Milestone and Royalty Payments. In consideration of the rights conferred on Lundbeck herein, including the licenses and sublicenses granted to Intellectual Property owned or Controlled by Myriad, including certain patents and know-how in-licensed from Encore, and Mayo, and for research and development costs incurred by Myriad, Lundbeck shall make the payments provided for herein.

3.1 Initial Payment. Lundbeck will pay to Myriad, a non-refundable payment of one hundred million dollars (USD 100,000,000). Such amount shall be paid by Lundbeck, in immediately available funds, no later than ten (10) Business Days after the Effective Date, by wire transfer in accordance with the instruction indicated in Article 3.9 below.

3.2 Milestone Payments by Lundbeck. Lundbeck will make the following non-refundable payments to Myriad upon the first achievement of the following milestone events with respect to the Product and will make such payment within forty-five (45) days of it achieving the triggering event:

3.2.1 Milestones.

Triggering Event	MILESTONE

[***] (the “Territory Regulatory Approval Milestone”)	USD $[***]

[***] (the “Ex-Territory Regulatory Approval Milestone” and together with the Territory Regulatory Approval Milestone, each a “Regulatory Approval Milestone” and together the “Regulatory Approval Milestones”)

USD $[***]

[***] (the “Optional Indication Approval Milestone”)	USD $[***]

Achieving a Price Milestone (payable as set forth in Article 3.2.5)	Up to USD $[***]

Achieving Euros [***] annual Net Sales of Products[1]	USD $[***]

Achieving Euros [***] annual Net Sales of Products[1]	USD $[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Achieving Euros [***] cumulative Net Sales of Products[1]	USD $[***]

Achieving Euros [***] cumulative Net Sales of Products[1]	USD [***]

[1]

For avoidance of doubt, for purposes of determining whether a milestone has been achieved, “annual Net Sales” shall mean all Net Sales of Product by Lundbeck, its Affiliates and its Sublicensees to Third Parties (and excluding, for clarity, sales of Product between Lundbeck, its Affiliates and its Sublicensees) during any given calendar year and “cumulative Net Sales” shall mean all Net Sales by Lundbeck, its Affiliates and its Sublicensees to Third Parties (and excluding, for clarity, sales of Product between Lundbeck, its Affiliates and its Sublicensees) during the Term.

It is understood that in no event shall Lundbeck be obligated to make the payment due on any milestone event more than once, regardless of the number of Regulatory Approvals, the number of Products, the number of treatment Indications in addition to Initial Indication for which a Product is developed and regardless of whether the Compound is sold as a Combination Product with one or more active ingredient(s) or is sold in a different dosage form or Formulation. For the avoidance of doubt, Lundbeck shall only be obligated to make one Optional Indication Approval Milestone payment regardless of how many Optional Indications are granted Marketing Authorisation from the EMEA.

3.2.2 Regulatory Approval Milestones. The Regulatory Approval Milestones described above are not dependent upon the scope of the Regulatory Approval; provided, however that in the event the Regulatory Approval triggering a Regulatory Approval Milestone is subject to the satisfaction of additional requirements before Lundbeck becomes legally permitted to market and sell the Product in the country or jurisdiction in respect of which such Regulatory Approval was granted, then the Regulatory Approval Milestone shall not become payable until such requirements are satisfied, or Lundbeck is otherwise legally permitted to market and sell the Product in such country or jurisdiction, unless a new Regulatory Approval triggering the payment of such Regulatory Approval Milestone without such restrictions is granted in the interim period in another country or jurisdiction. Upon the achievement of each of the Regulatory Approval Milestones, Lundbeck may elect to terminate this Agreement in accordance with Article 12.5.1(a) by delivering written notice to Myriad on or before the date the applicable Regulatory Approval Milestone is to be paid, in which case such Regulatory Approval Milestone will not be payable by Lundbeck and this Agreement will terminate.

3.2.3 Optional Indication Milestone. To the extent that Lundbeck has made any payments or reimbursements for costs with respect to an Optional Indication pursuant to Article 4.2.1 prior to the payment of the Optional Indication Approval Milestone, such payments shall be credited against the payment of the Optional Indication Approval Milestone (to the extent such Option Indication Approval Milestone becomes payable hereunder). In addition, to the extent that Lundbeck has paid the Optional Indication Milestone, such Optional Indication Milestone payment shall be creditable against any subsequent payments to be made by Lundbeck pursuant to Article 4.2.1 as and when such payments are made to obtain rights to Data and Regulatory Documents necessary to support the Regulatory Approval of the Optional Indication.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2.4 Failure of International Clinical Trial. Notwithstanding anything to the contrary set forth in this Agreement, if the International Clinical Trial does not meet its primary statistical endpoints and/or, in Lundbeck’s reasonable opinion, does not support Regulatory Approval in the Major Market Countries, and additional Clinical Trials are needed in order to obtain Regulatory Approval in any of the Major Market Countries, the Out of Pocket Expenses incurred by Lundbeck or any of its Affiliates in connection with such additional Clinical Trials shall be credited against the payment in connection with any Milestone Payments that thereafter become due and payable under Article 3.2.

3.2.5 Price Milestone Payments. If, on the last Business Day of any Calendar Quarter during the Term after the date of First Commercial Sale in the last Major Market Country for which Lundbeck actively sought Regulatory Approval, the Average Price (determined based on all such Major Market Countries, except as provided below) is (i) greater than Euros [***] but less than Euros [***], then Lundbeck shall, within forty-five (45) days after the end of the first Calendar Quarter during which such Average Price is achieved, pay to Myriad an amount equal to [***] dollars (USD [***]) (the “Tier One Price Milestone”) or (ii) greater than or equal to Euros 5.5, then Lundbeck shall, within forty-five (45) days after the end of the first Calendar Quarter during which such Average Price is achieved, pay to Myriad an amount equal to [***] dollars (USD [***]) (the “Tier Two Price Milestone” and together with the Tier One Price Milestone, collectively, the “Price Milestones”). For avoidance of doubt, if Lundbeck abandons good faith efforts to achieve Regulatory Approval in any Major Market, or is not actively Commercialising the Product in such country after obtaining Regulatory Approval in such country, such country shall not be considered a “Major Market Country” for purposes of this Article 3.2.5. For clarity, no amount shall be payable by Lundbeck pursuant to this Article 3.2.5 if the Average Price does not exceed Euros [***] during the Term. Notwithstanding the foregoing, the Parties hereby agree and acknowledge that the maximum amount payable by Lundbeck pursuant to this Article 3.2.5 is [***] dollars (USD [***]) regardless of the Average Price from time to time (i.e., to the extent Lundbeck has previously paid the Tier One Price Milestone, Lundbeck would only be required to pay an additional amount of [***] dollars (USD [***]) upon achievement of the Tier Two Price Milestone, and to the extent Lundbeck has previously paid the full Tier Two Price Milestone, Lundbeck would not be required to pay any additional amount if the conditions for the Tier One Price Milestone were subsequently met).

3.3 Running Royalties.

3.3.1 Royalty Rate. Lundbeck shall pay to Myriad, for the rights granted to Lundbeck herein, the following royalty on total annual (calculated on a calendar year basis) Net Sales of all Products:

ANNUAL NET SALES IN THE TERRITORY	ROYALTY PERCENTAGE OF ANNUAL NET SALES
[***] USD [***]	Twenty four percent (24%)

[***] than or equal to USD[***] USD [***]	[***]percent[***]

[***] USD [***]	Thirty nine percent (39%)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3.2 Payment Conduct for Running Royalties. Lundbeck shall within forty-five (45) days after the end of each calendar quarter pay to the bank account indicated by Myriad the royalty covering the Net Sales of Product in the previous calendar quarter. Lundbeck shall obligate any Affiliate or Sublicensee to account for and report its Net Sales of Products in the same manner, specifically including an itemization of quantities of Products sold. For clarity, Lundbeck shall pay royalty payments to Myriad as if the Net Sales of its Sublicensees and Affiliates were Net Sales of Lundbeck (but without duplication). Payments shall be made in accordance with Article 3.9.

3.3.3 Sales Report. During the Term and after the First Commercial Sale of Product, Lundbeck shall furnish or cause to be furnished to Myriad on a quarterly basis a Sales Report. Such Sales Report shall be finalized and delivered to Myriad within forty-five (45) days of the end of each respective calendar quarter.

3.3.4 Royalty Term. Royalties will be payable by Lundbeck to Myriad on Net Sales of the Product until the last to occur of the following events with respect to such country in the Territory (i) the last to expire, if any, of the last Myriad Patent with a Valid Claim that covers the manufacture, use, or sale of the Product within, or the importation of the Product into, such country, (ii) the end of any period of Data Exclusivity applicable to the Product in such country and (iii) the fifteenth (15th) anniversary of the date of First Commercial Sale of the Product in such country (the “Royalty Term”). For avoidance of doubt, the Royalty Term shall be determined on a country by country basis.

3.3.5 Royalty Reduction Based on Average Price. The royalties payable under Article 3.3.1 shall be subject to adjustment as and when set forth in this Article 3.3.5. If, during the Royalty Term, the Average Price on a Measurement Date (as defined below) is:

(i)	greater than or equal to Euros [***], then the royalty payable under Article 3.3.1 for the following full four (4) Calendar Quarters shall be payable at the applicable rates set forth in Article 3.3.1 (i.e., no adjustment shall be made under this Article 3.3.5),

(ii)	less than Euros [***] but more than Euros [***], then the royalty payable under Article 3.3.1 for the following full four (4) Calendar Quarters shall equal the applicable rates set for in 3.3.1 adjusted as follows:

Step 1:	A = ([***] - p) * [***] percentage points

A = adjustment to applicable royalty
p = Average Price

Step 2:	ARR = RR – A

ARR = Adjusted Royalty Rate
RR = Royalty Rate under 3.3.1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iii)	less than or equal to Euros [***], then the royalty payable under Article 3.3.1 for the following full four (4) Calendar Quarters shall be payable at the applicable rates set forth in Article 3.3.1 minus [***] percent ([***]%) (i.e., the tiered royalty rates pursuant to Article 3.3.1 would be [***] percent ([***]%), [***] percent ([***]%) and [***] percent ([***]%), as applicable, for such following full four (4) Calendar Quarters).

For the purpose of this Article 3.3.5, the Average Price shall be assumed to be less than Euro [***] from the Effective Date until the first to occur of the following events (such event, and each anniversary thereof, shall be a “Measurement Date”) and, on the first Measurement Date and each subsequent Measurement Date, the Average Price shall be calculated as provided herein: (a) the grant of Regulatory Approval in the third Major Market Country or (b) the second anniversary of the first Regulatory Approval for Product in the first Major Market Country. Such adjusted royalty rates shall apply only for the following full four (4) Calendar Quarters, and the royalty rates for subsequent full four (4) Calendar Quarters shall be determined on each subsequent Measurement Date.

The following example is provided for the purpose of clarification.

Assuming:

(i)	prior to the [***] of the [***] in a [***] in the [***];

(ii)	the [***] in those [***], and [***] (iii) the [***] are [***],

then, the royalties due for the next four Calendar Quarters would be:

For Net Sales less than [***] USD, [***] Adjusted Royalty Rate = [***]% [***]% [***]% [***] For Net Sales greater than or equal to [***] USD but less than [***] USD [***] Adjusted Royalty Rate = [***]% [***]% [***]% [***] For Net Sales greater than or equal to [***] USD, [***] Adjusted Royalty Rate = [***]% [***]% [***]%

3.3.6 Royalty Reduction Based on Generic Competition. In the event that during the Royalty Term one or more Third Parties sells a generic form of the Product then, if such sales of such generic form in a given country in the Territory during a given calendar quarter are: (i) less than [***] percent ([***]% [***] Generic Market Share (such percentage to be calculated on a country-by-country basis), then no reduction to the royalty rate shall be applicable, (ii) equal to or more than twenty [***] percent ([***]%), but less than [***] percent ([***]%), Generic Market Share (such percentage to be calculated on a country-by-country basis), then the royalty payable under Article 3.3.1 for such calendar quarter shall be payable at the highest applicable rate set forth in Article 3.3.1 reduced by [***] percent [***] ([***]%), (iii) equal to or more than [***] percent ([***]%), but less than [***] percent ([***]%), Generic Market Share (such percentage to be calculated on a country-by-country basis), then the royalty payable under Article 3.3.1 for such calendar quarter shall be payable at the highest applicable rate set forth in Article 3.3.1 reduced by [***] percent ([***]%), or (iv) at more than [***] percent ([***]%) Generic Market Share (such percentage to be calculated on a country-by-country basis), then the royalty payable under Article 3.3.1 shall be payable at the highest applicable rate set forth in Article 3.3.1 reduced by [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

percent ([***]%); in each case any such reductions to be calculated and give effect on a country-by-country basis. If the Generic Market Share rises to a level specified in this Article 3.3.4 for a given calendar quarter (such that the royalty rates for such period are reduced pursuant to this Article 3.3.4), but thereafter such Generic Market Share for a subsequent calendar quarter increases or decreases (as calculated on a country-by-country basis), then the royalty payable under Article 3.3.1 for such subsequent calendar quarter shall be re-adjusted to the rate under Article 3.3.1, subject to any applicable adjustment under this Article 3.3.4 for the applicable quarter based on such new Generic Market Share. For purposes of the foregoing calculation, Generic Market Share (and any applicable royalty adjustment) shall be determined on a calendar quarter-by-calendar quarter basis.

3.4 Sublicense Income. Lundbeck shall pay to Myriad an amount equal to [***] percent ([***]%) of all Sublicense Income received by Lundbeck or any of its Affiliates for a given country in the Territory during the Royalty Term with respect to such country (provided, however that in structuring the timing of receipt of the payments of Sublicense Income to be received by Lundbeck under a Sublicense, Lundbeck shall act in good faith and shall not intentionally manipulate the timing of the receipt of such payments to defer such payments until after the end of the Royalty Term solely or primarily for the purposes of avoiding the need to pay Myriad its portion of such Sublicense Income pursuant to this Article 3.4). Such amounts shall be due and payable by Lundbeck within forty five (45) days of receipt of any Sublicense Income by Lundbeck or any of its Affiliates. Notwithstanding the foregoing, to the extent Lundbeck or any of its Affiliates receives non-cash consideration under or in connection with a Sublicense which would be considered “Sublicense Income”, Lundbeck shall not be required to transfer any portion of such non-cash consideration to Myriad, but the fair market value of such non-cash consideration (as reasonably determined by the Parties) shall be included to determine the value of the “Sublicense Income” received by Lundbeck.

B. Other Payment Related Issues

3.5 Third Party Royalties.

3.5.1 General. Myriad shall use reasonable efforts to obtain rights to any Patents owned or controlled by a Third Party, that are not otherwise licensed or controlled by Lundbeck, and that are required by Lundbeck to Develop or Commercialize, in the Territory, or manufacture the Compound or the Product as Formulated for use in the International Clinical Trial, or as Formulated by or on behalf of Myriad during the Term. [***]. In addition, to the extent that Myriad no longer Controls a particular Patent(s) listed on Annex 5 (in each case, that is indicated as owned by LLUMC (as set forth in the “assignee” column) on such Annex 5) at any time during the Term (other than in the event that such patent has expired or been abandoned, disclaimed or revoked by LLUMC, or held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken), Myriad shall use reasonable efforts to obtain exclusive rights to such Patent(s) for Lundbeck’s (and its Affiliate’s and Sublicensee’s) use in connection with the Compound and Product in accordance with its rights and obligations under this Agreement. Myriad shall pay the royalties that become due in connection therewith.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5.2 Lundbeck Obtained Licenses. If Myriad is unable to obtain a license or other required rights as described in Article 3.5.1 within ninety (90) days after notice of the need therefor, then Lundbeck shall have the right, but not the obligation, to obtain such license, and any royalties that become due to such Third Party as a result of any Development or Commercialization or manufacture of the Compound or Product by or on behalf of Lundbeck (or any of its Affiliates or its Sublicensees) hereunder shall be [***] pursuant to [***] provided that such [***] shall be [***] so as [***]; provided further, however, that to the extent Lundbeck obtains a license with respect to any of the Patents listed on Annex 5 (in each case, that is indicated as owned by LLUMC (as set forth in the “assignee” column) on such Annex 5), there shall be no such limitation on such royalty reduction.

3.5.3 Other Licenses. The foregoing provisions of this Article 3.5 shall not be construed to prevent either Party or any of its Affiliates from entering into any in-license agreement with respect to the Product or otherwise; provided, however, that in the event that a Party desires to enter into such an in-license agreement with respect to the Product, such Party shall, if not prohibited by confidentiality or similar obligations to a Third Party, notify the other Party.

3.6 Joint Development Cost Reimbursement. Myriad shall invoice Lundbeck for that percentage of Joint Development Costs incurred by Myriad that are payable by Lundbeck as specified in Article 4.3.3 within thirty (30) days after the end of each calendar quarter in which such Joint Development Costs are incurred. Lundbeck shall reimburse Myriad for such Joint Development Costs within thirty (30) days of receipt of such invoice. Lundbeck shall invoice Myriad for that percentage of Joint Development Costs incurred by Lundbeck that are payable by Myriad as specified in Article 4.3.3 within thirty (30) days after the end of each calendar quarter in which such Joint Development Costs are incurred. Myriad shall reimburse Lundbeck for such Joint Development Costs within thirty (30) days of receipt of such invoice. Notwithstanding the foregoing, neither Party shall be entitled to reimbursement for Joint Development Costs to the extent that such Party is reimbursed for such Joint Development Costs by its Sublicensee, including with respect to Myriad, any ETCP.

3.7 Withholding Tax. In the event that either Party (the “Paying Party”) is required to withhold any tax to any tax or revenue authorities regarding any payment to the other Party (the “Receiving Party”) due to the Applicable Laws of any country, such amount will be deducted from the payment to be made by the Paying Party and remitted to the appropriate taxing authority for the benefit of the Receiving Party. The Paying Party will withhold only such amounts as are required to be withheld by Applicable Law in the country from which payment is being made. The Paying Party shall submit to the Receiving Party originals of the remittance voucher and the official receipt evidencing the payment of the corresponding taxes with the applicable royalty report, if possible, or within ten (10) Business Days thereafter. The Paying Party will make all Commercially Reasonable Best Efforts, and will fully cooperate with the Receiving Party, to provide such information and records as the Receiving Party may require in connection with any respective application by the Receiving Party to the tax authorities in any country including, the obtaining of an exemption or of a credit for any withholding tax paid in any country from which royalty payments and any other payments are being made by the Paying Party to the Receiving Party pursuant to this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.8 No Bartering; Non-Monetary Consideration. Without the prior written consent of Myriad (such consent not to be unreasonably withheld), Lundbeck and its Affiliates and its Sublicensees shall not: (i) enter into any bartering arrangement with respect to the sale of the Product, or (ii) accept or solicit any non-monetary consideration of the sale of the Product to Third Parties other than as would be reflected in Net Sales. The use by Lundbeck and its Affiliates and its Sublicensees of a commercially reasonable amount of Product for promotional free sampling, clinical studies, compassionate use, named patient programs, test marketing or any similar instance shall not violate this Agreement.

3.9 Currencies. Except for the initial payment described in Article 3.1, and payments that become due and payable under Article 3.2, (in both cases, which shall be payable in USD), all payments under this Agreement shall be paid by Lundbeck to Myriad or by Myriad to Lundbeck, as the case may be, in Euros by wire transfer of immediately available funds in accordance with instructions set forth below. Consequently, amounts expressed in currencies other than Euros shall be converted into Euros at the average of the daily conversion rates reported by Reuters for the last Trading Day of each month during the applicable calendar quarter. If any Affiliate or Sublicensee makes any sales invoiced in a currency other than its domestic currency, the Net Sales shall be converted to Euros in accordance with the Accounting Standards, or otherwise Lundbeck will provide for adequate accounting by means of a contractual obligation of any such Affiliate or Sublicensees. To the extent any milestone payment is payable based on achieving certain sales levels calculated in Euros, amounts expressed in currencies other than Euros shall be converted into Euros at the average of the daily conversion rates reported by Reuters for the last Trading Day of each month during the applicable calendar quarter. Following are the wire transfer instructions for each Party. Each party may designate new wire transfer instructions from time to time during the Term by written notice to the other Party.

All payments to Myriad shall be made to:

Bank name: [***]

Bank address: [***]

SWIFT address: [***]

ABA: [***]

Account number: [***]

All payments to Lundbeck shall be made to:

Bank name: [***]

Bank address: [***]

SWIFT address: [***]

IBAN: [***]

Account number: [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.10 Currencies. Books and Records.

3.10.1 Development Costs. Each Party will maintain, and ensure that its Affiliates and its Sublicensees maintain, complete and accurate books and financial records pertaining to the reimbursable Joint Development Costs it incurs (in accordance with IFRS in the case of Lundbeck and USGAAP in the case of Myriad), which books and financial records shall be retained by such Party, or entity, until five (5) years after the end of the period to which such books and records pertain, or such longer period as Applicable Law may require.

3.10.2 Sales Records. Lundbeck will maintain, and contractually require that its Affiliates and its Sublicensees maintain, complete and accurate books and financial records pertaining to total sales of the Product, Net Sales, the royalty calculation and any costs or income needed to audit the accuracy of amounts included in the Sales Statements. Such books and records will be kept until five (5) years after the end of the period to which such books and records pertain, or such longer period as Applicable Law may require.

3.10.3 Manufacturing Records. Myriad and Lundbeck will maintain, and contractually require that their Affiliates, and Sublicensees (and any Third Party manufacturer) maintain, complete and accurate books and records pertaining to the manufacture of the Product, including the Cost of Goods in connection therewith. Such books and records will be kept until five (5) years (or, with respect to any Third Party manufacturer, three (3) years) after the end of the period to which such books and records pertain, or such longer period as Applicable Law (including cGMP) may require.

3.11 Audits. If or to the extent applicable, each Party shall permit, and shall obligate each of its respective Affiliates and Sublicensees to permit a certified public accountant designated by the other Party at such Party’s expense to visit and inspect and to examine the books and records of such Party, Affiliate or Sublicensee, as and for the purposes described in Article 3.10, during regular business hours and on prior written notice, no more than once per calendar year (except to the extent such Party has a reasonable basis to believe that a particular amount reported by the other Party is inaccurate), and support the respective auditing Party with any explanation or information relevant for the audit, for the sole purpose of verifying for the other Party the correctness of the amounts reported to the other Party hereunder. All results and the basis for such results of such accountant’s audit shall be deemed Confidential Information of the Party or entity under audit. Such accountant shall have executed and delivered to the Party or entity under audit a confidentiality agreement as reasonably requested by such Party or entity, which agreement shall include provisions limiting such accountant’s disclosures to the auditing Party to the results of the audit and the basis for such results of such audit. The auditing Party shall not use any information learned by it or disclosed to it pursuant to this Article 3.11 for any purpose other than to enforce its rights under this Agreement. Any error detected in such audit shall be reported to the CFOs of the Parties or respective person in charge of the financials of the Agreement and any underpaying or overcharging shall be remitted within fifteen (15) days of receiving the audit report or the final determination if the amount is disputed. Further, if the audit for an annual period shows an error for that period of in excess of [***] per cent ([***]%) or EURO [***], whichever is the higher, the Party which has made underpayment or overcharging shall reimburse the other Party for its respective audit fees and reasonable Out of Pocket Expenses in connection with said audit within fifteen (15) days. Any agreement pursuant to which a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Party grants a Sublicense to a Sublicensee shall provide that the other Party shall have audit rights described in this Article 3.11 on the same basis as if such Sublicensee were a Party to this Agreement.

3.12 VAT & Indirect Taxes. The recipient of any transfer under this Agreement of Myriad Patents, Myriad Know-How, Lundbeck Patents, Lundbeck Know-How, Compounds or Products, as the case may be, shall be solely responsible for any sales, use, value added, excise or other taxes applicable to such transfer. All amounts relating to sales or transfers under this Agreement and any other documents related to this Agreement, of Myriad Patents, Myriad Know-How, Lundbeck Patents, Lundbeck Know-How, Compounds or Products, as the case may be, are stated exclusive of VAT & Indirect Taxes. The payor is responsible for the payment of all such appropriately levied taxes to the payee. The payee will provide to the payor, within 30 days (or alternative territory specific time period as set out in the local legislation), of the receipt of any consideration under this Agreement, a valid VAT invoice if appropriate. Should such amounts of VAT be refunded subsequently by the fiscal authorities to the payee, the payee will refund these monies to the payor within thirty (30) days of receipt. Where local laws mean the recipient of services under this Agreement is required to self-account for VAT, the recipient undertakes to so account. Furthermore, where local laws require the recipient to pay import VAT and duties to the fiscal authorities relating to product shipped, the recipient undertakes so to do.

3.13 Payments. Except as expressly set forth herein, all payments made under this Agreement are non-creditable and non-refundable; provided, however, that for the avoidance of doubt, the designation of a payment as non-creditable or non-refundable shall not be construed or otherwise interpreted in any way to limit the type of remedies or amount of damages that may be available to a Party hereunder or otherwise at law or in equity.

ARTICLE IV.

DEVELOPMENT AND REGULATORY MATTERS

4.1 Development of the Product.

4.1.1 Ongoing Development and Information Transfer. As of the Effective Date, Myriad has conducted and is currently conducting certain Clinical Trials for the Product as set forth on Annex 8, including the International Clinical Trial. Myriad shall use Commercially Reasonable Best Efforts to, within thirty (30) days after the Effective Date, make available to Lundbeck, electronically (or in such other form as is reasonably acceptable to Lundbeck), copies of all Data and Regulatory Documentation under its control as of the Effective Date. Thereafter, during the Term of this Agreement, Myriad will deliver to Lundbeck copies of all of its (and any of its Affiliate’s and Sublicensee’s) Data and Regulatory Documentation (including any such Data and Regulatory Documentation generated under any Development Plan) as and when such Data and Regulatory Documentation become available, including (i) all Clinical Trial results and resultant data analyses, (ii) all regulatory submissions made to any Regulatory Authority by or on behalf of Myriad with respect to the Compound or the Product and (iii) protocols for any ongoing Clinical Trials and proposed designs for any anticipated Clinical Trials with respect to the Compound or the Product, in each case related to the Product anywhere in the world. For avoidance of doubt, Myriad shall only be required to deliver any particular document to Lundbeck one time under this Agreement (whether under Article 2.3, Article 4.4.2 or this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 4.1.1, for example) provided that Myriad shall make replacement copies of documents available to Lundbeck as Lundbeck may reasonably request during the Term (provided that Lundbeck shall use reasonable efforts to coordinate internally so as to avoid unnecessary duplicate requests for documents hereunder). Prior to finalization of any reports of Data arising from Clinical Trials conducted pursuant to the Joint Development Plan and Budget, Myriad shall deliver a draft of such report to Lundbeck and shall consider any comments of Lundbeck thereto in good faith.

(a) Lundbeck Right of Reference. Subject to Articles 2.5 and 4.2.1, Myriad hereby grants Lundbeck, its Affiliates and Sublicensees and designees, a right of reference to all Data and Regulatory Documentation (including all regulatory approvals and INDs) for all uses in connection with the Product for sale in the Territory for the Initial Indication and each Agreed Indication, including the research, Development (including obtaining and maintaining Regulatory Approvals), manufacturing and Commercialisation thereof for the Initial Indication and each Agreed Indication.

(b) Myriad Right of Reference. Subject to Articles 2.5 and 4.2.1, Lundbeck hereby grants Myriad, its Affiliates and Sublicensees and designees, a right of reference to all Data and Regulatory Documentation (including all regulatory approvals and INDs) for all uses in connection with the Product for sale outside the Territory for use in the Field, including the research, Development (including obtaining and maintaining Regulatory Approvals), manufacturing and commercialisation thereof for the Initial Indication and each Agreed Indication.

4.1.2 Roles; Compliance and Diligence.

(a) Roles; Compliance. As between the Parties, Lundbeck shall have the primary responsibility, at its own expense (except as otherwise expressly set forth herein) for implementing the Lundbeck Territory Development Plan and seeking Regulatory Approval for the Product in the Territory, and Myriad shall have the primary responsibility, at its own expense, for implementing the Myriad Territory Development Plan and seeking Regulatory Approval for the Product outside the Territory. The Joint Development Plan and Budget shall set forth the allocation of responsibility with respect to the Clinical Trials and other Development activities to be conducted pursuant to the Joint Development Plan and Budget. All such Development activities shall be conducted in accordance with this Agreement and in compliance with Applicable Law and cGCPs. For clarity, neither Party (nor any of its Affiliates) shall engage in any Development with respect to the Product except pursuant to a Development Plan hereunder.

(b) General Diligence. Each Party, either directly or through one or more of its Affiliates or its Sublicensees, shall use Commercially Reasonable Best Efforts to perform the responsibilities assigned to it under the Joint Development Plan and Budget and this Agreement, expeditiously and efficiently (including, with respect to Myriad, the conduct of the International Clinical Trial). Without limiting the foregoing, Lundbeck (and such other entities, as applicable) shall use Commercially Reasonable Best Efforts (a) to Develop the Product in the Territory in accordance with the terms and conditions of this Agreement, and (b) to seek and maintain Regulatory Approval(s) with respect to the Product in the Territory, in each case for the Initial Indication and each Agreed Indication (if any); provided, however that nothing contained herein shall obligate Lundbeck to Develop the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product, or seek and maintain Regulatory Approval(s) with respect to the Product, for any Additional Indications other than Agreed Indications (if any).

4.2 Development Plans and Implementation.

4.2.1 Joint Development Plan and Budget. The Initial Joint Development Plan and Budget is attached hereto as Annex 4. The Joint Development Committee shall review the Joint Development Plan and Budget within forty-five (45) days after the results of the International Clinical Trial are made available to the Parties, and thereafter, at least annually, and shall recommend amendments thereto (on or before September 30th of each calendar year) to the JSC for its approval with respect to the Development of the Compound and Product for the upcoming calendar year, including the addition of new Clinical Trials for any Additional Indications for which the Parties have agreed to Develop and Commercialise the Product hereunder. Upon reaching such written agreement, each such agreed upon Additional Indication shall be an “Agreed Indication”. For avoidance of doubt, the Joint Development Plan and Budget shall not contain any Development of the Product with respect to Additional Indications, other than Agreed Indications, and Lundbeck shall have no right or obligation hereunder to Develop the Product for any Additional Indication, unless and until such Additional Indication becomes an Agreed Indication by agreement of the Parties in each such Party’s sole discretion. Notwithstanding anything to the contrary contained herein, except to the extent set forth in the Initial Joint Development Plan and Budget, in no event shall the Joint Development Plan and Budget be amended or updated to impose additional costs (including reimbursement obligations) or other obligations (including obligations to devote resources or personnel) on a Party without the prior written consent of such Party in its sole discretion. Notwithstanding the licenses granted by the Parties in this Agreement, including those granted in Articles 2.1 and 2.2, the disclosure and Data sharing rights and obligations of the Parties in this Agreement, including those specified Articles 2.3, Article IV and Article VIII hereunder, and any other provisions herein to the contrary notwithstanding, if one Party recommends a particular Clinical Trial for inclusion in the Joint Development Plan and Budget, and the other Party (through its representatives on the JDC, the JSC or otherwise) refuses to permit such Clinical Trial to be included within the Joint Development Plan and Budget, then, assuming the conduct of such Clinical Trial by the proposing Party is otherwise permitted hereunder, the proposing Party shall be permitted to conduct such Clinical Trial under the Lundbeck Territory Development Plan (if Lundbeck is the proposing Party), or under the Myriad Territory Development Plan (if Myriad is the proposing Party) and the other Party shall have no right of access to, or use of, the results of such Clinical Trial, including no right to access the Data from such Clinical Trial, no right to reference the Data or the results in any Regulatory Documentation, and no right to make any other use thereof, except as required to fulfill its pharmacovigilance obligations, if any, under Applicable Law, or otherwise comply with Applicable Law or requests from Regulatory Authorities, in each case, in connection with the performance of it obligations, or the exercise of its rights, hereunder (provided that such Data or other results may not otherwise be used to broaden the scope of a regulatory approval). Notwithstanding the foregoing, if the non-proposing Party is willing to reimburse the other Party for a percentage of all Out-of-Pocket Costs incurred by such Party in conducting such Clinical Trial (which percentage will be [***] percent ([***]%) when Lundbeck is reimbursing Myriad and [***] percent ([***]%) when Myriad is reimbursing Lundbeck), then, upon reimbursing the proposing Party for such percentage of such costs, the non-proposing Party shall have full rights of access to and use of the results of such Clinical

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Trial as if such Clinical Trial were conducted as part of the Joint Development Plan and Budget and the Indication that was the subject of such Clinical Trial will, after such payment is made, be deemed to be an “Agreed Indication” for all purposes hereunder.

4.2.2 Lundbeck Territory Development Plan. Within ninety (90) days after the results of the International Clinical Trial have been made available to Lundbeck, Lundbeck shall prepare and deliver to the JSC for its review and approval the initial Lundbeck Territory Development Plan, and thereafter, at least annually (on or before September 30th of each calendar year), shall propose amendments thereto to the JSC for its approval with respect to the incremental Development of the Compound and Product for Commercialisation in the Territory beyond the Joint Development Plan and Budget (including activities for obtaining Regulatory Approvals for the Product in the Territory) for the upcoming calendar year. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, in all cases Lundbeck shall have the right to conduct such Regulatory Clinical Trials and other Development activities in the Territory that are required by Applicable Law, or are otherwise required by Regulatory Authorities to obtain or maintain Regulatory Approval for the Product for the Initial Indication or any Agreed Indication. Lundbeck shall include all such activities that it undertakes (or has undertaken on its behalf) in the Lundbeck Territory Development Plan (to the extent not included in the Joint Development Plan and Budget) as reasonably promptly as permitted under the circumstances.

4.2.3 Myriad Territory Development Plan. Within ninety (90) days after the results of the International Clinical Trial have been made available to Myriad, Myriad shall prepare and deliver to the JSC for its review and comment the initial Myriad Territory Development Plan, and thereafter, at least annually (on or before September 30th of each calendar year), shall propose amendments thereto to the JSC for its review and comment with respect to the incremental Development of the Compound and Product for commercialisation outside the Territory (including activities for obtaining Regulatory Approvals for the Product outside the Territory) beyond the Joint Development Plan and Budget for the upcoming calendar year. Myriad shall consider in good faith any such comments of the JSC (including the Lundbeck members).

4.3 Development Costs; Reimbursement.

4.3.1 Lundbeck Development Costs. As between the Parties (except as otherwise expressly set forth herein), all costs incurred by Lundbeck or its Affiliates with respect to any Development activities under the Lundbeck Territory Development Plan shall be borne solely by Lundbeck.

4.3.2 Myriad Development Costs. As between the Parties, all costs incurred by Myriad or its Affiliates with respect to any Development activities under the Myriad Territory Development Plan shall be borne solely by Myriad.

4.3.3 Development Costs in Joint Development Plan and Budget. Lundbeck shall be responsible to pay [***] percent ([***]%) of all Joint Development Costs incurred during the Term in connection with the performance of any activities set forth in any Joint Development Plan and Budget agreed to by the Parties and Myriad shall be responsible to pay [***] percent ([***]%) of all Joint Development Costs incurred during the Term in connection with the performance of any activities set forth in any Joint Development Plan and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Budget. If a Party deviates from the total annual budget of Joint Development Costs set forth in the Joint Development Plan and Budget by accruing costs that exceed by ten percent (10%) or more the annual budget for any calendar year with respect to Development activities to be performed by it under such Joint Development Plan and Budget, and if such excess costs were not the result of the other Party’s negligence or breach of this Agreement, then the Party incurring such costs shall bear such costs, unless the prior written consent of the other Party is obtained (in such other Party’s sole discretion). Subject to the foregoing sentence, if either Party pays a greater amount of Joint Development Costs than it is required to do pursuant to the terms of this Article 4.3.3, the other Party shall reimburse such excess Joint Development Costs in accordance with Article 3.6. Evidence of Joint Development Costs incurred by the Parties shall be submitted to the JDC for approval and provided to the other Party. Any disputes regarding the amount of a Party’s responsibility to pay Joint Development Costs shall be resolved by the JDC. If the JDC is unable to resolve the dispute, it shall be resolved in accordance with the process set forth in Article 11.2.3.

4.3.4 Other Costs. Except as otherwise set forth in this Agreement (including this Article 4.3), each Party shall be responsible for any other costs incurred by such Party in connection with any other Development activities for the Product.

4.3.5 Reports. Each Party will no later than thirty (30) days after the end of each quarter provide the other Party with a report showing the amount spent on Joint Development Costs during the preceding quarter and including a forecast for the current quarter.

4.4 Regulatory Matters in the Territory.

4.4.1 Regulatory Responsibilities.

(a) Inside the Territory. Subject to Article 4.4.3, Article 4.4.4, and Article 5.2, as between the Parties, Lundbeck shall have sole responsibility for preparing, submitting and maintaining all Regulatory Documentation with respect to Regulatory Approvals, including MAAs, for the Product in the Territory. Subject to Article XII, all Regulatory Approvals and related Regulatory Documentation within the Territory relating to the Product shall be held in the name of Lundbeck, its Affiliates or its Sublicensees.

(b) Outside the Territory. Myriad shall consult with Lundbeck regarding the regulatory strategy to be employed with respect to the Product by Myriad, whether directly or with or through an Affiliate or Sublicensee, outside of the Territory during the Term. Myriad shall also provide regular updates regarding the implementation of such strategy to Lundbeck during the Term. Myriad shall make reasonable efforts to accommodate any concerns or suggestions made by Lundbeck regarding such strategy.

4.4.2 Clinical Data and Regulatory Data. Without limiting the provisions of Article 4.1.1, each Party shall promptly provide the other Party with copies of all Clinical Data and other Regulatory Data developed by or on behalf of such Party from any Development activities with respect to the Compound or Product during the Term, when and as such Clinical Data or other Regulatory Data becomes available to such Party. Each Party shall have the right to use such Clinical Data and Regulatory Data (subject, in each case, to the provisions of Article 2.5) and shall support the other, as may be reasonably necessary, in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

obtaining Regulatory Approvals for the Product, including providing necessary documents or other materials (to the extent controlled by such Party) required by Applicable Law to obtain Regulatory Approvals for the Product, in each case in accordance with the terms and conditions of this Agreement (provided, however that for clarity, such support obligation shall not obligate either Party to conduct any additional Clinical Trials, except as otherwise expressly set forth in this Agreement, and shall be limited to the types of activities such as providing available information and reports to the other Party).

4.4.3 Preparation of Regulatory Submissions. The JDC shall have the right to review the content and subject matter of, and strategy for, each MAA and other material filing for Regulatory Approval, all material correspondence submitted to the Regulatory Authorities related to the design of Regulatory Clinical Trials, and all proposed Product Labeling for the Product and related material communications and material decisions with the Regulatory Authorities (including the final approved Product Labeling for the Product and any changes thereto), in each case to the extent relating to the Territory. Notwithstanding the foregoing, Lundbeck shall not be required to delay a regulatory submission in a manner that affects Lundbeck’s ability to comply with Applicable Law. Myriad shall be responsible for preparing and delivering to Lundbeck a complete CMC package and a complete initial draft of any CMC non-clinical and clinical section (and any similar sections) of any Marketing Authorisation Application or other Regulatory Documentation for Lundbeck’s review, amendment and use in connection with any MAAs or other Regulatory Documentation or correspondence with respect to the Product in the Territory. Such CMC section and CMC package shall be delivered to Lundbeck in e-CTD format (or such other format as may be reasonably requested by Lundbeck).

(a) Regulatory Information Sharing in Territory. Lundbeck shall promptly provide to Myriad (1) copies of all material written or electronic communications received by Lundbeck or its Affiliates, or Sublicensees from, or forwarded by Lundbeck or its Affiliates or its Sublicensees to, the Regulatory Authorities with respect to (A) obtaining or maintaining any Regulatory Approvals in the Territory or (B) any other activities relating to the Compound or the Product regarding such Regulatory Authorities in the Territory and (2) copies of all contact reports of a material nature that are produced by Lundbeck, its Affiliates or its Sublicensees, in each case, within five (5) Business Days of receiving, forwarding or producing any of the foregoing. Lundbeck shall have the right to redact any portions of the foregoing to the extent not related to the Compound or Product.

(b) Regulatory Information Sharing Inside and Outside Territory. Myriad shall promptly provide to Lundbeck (1) copies of all material written or electronic communications received by Myriad or its Affiliates, or Sublicensees from, or forwarded by Myriad or its Affiliates or its Sublicensees to, the Regulatory Authorities with respect to (A) obtaining or maintaining any Regulatory Approvals anywhere in the world or (B) any other activities relating to the Compound or the Product regarding such Regulatory Authorities and (2) copies of all contact reports of a material nature that are produced by Myriad or its Affiliates or its Sublicensees, in each case, within five (5) Business Days of receiving, forwarding or producing any of the foregoing. Myriad shall have the right to redact any portions of the foregoing to the extent not related to the Compound or Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.4.4 Communications with Regulatory Authorities in the Territory. Subject to Article 4.4.3 and Article 5.2, as between the Parties, Lundbeck shall be responsible for communicating with, and responding to communications with, the Regulatory Authorities in the Territory during the Term relating to the Product; provided that Myriad shall be primarily responsible for such communications to the extent relating to the closed portion of the DMF as set forth in Article 5.2 or relating to other clinical and non-clinical studies Myriad is conducting in the Territory pursuant to the Myriad Territory Development Plan (but not as part of the Joint Development Plan and Budget). Notwithstanding the foregoing, except in the case of exigent circumstances (in which case the applicable Party shall notify the other Party of any following as promptly as reasonably practical) or to the extent not permitted by Applicable Law, (a) each Party shall notify the other Party as early as reasonably practicable in advance of all material meetings and material communications with representatives of such Regulatory Authorities concerning the Product in the Territory, (b) such other Party shall be permitted to participate in any such material meetings and to review and comment on such material communications, (c) each Party shall ensure that all such material communications are consistent with the regulatory strategies developed or approved by the JSC and (d) each Party shall promptly forward to the other Party copies of all meeting minutes and summaries of all such material meetings, conferences and discussions with such Regulatory Authorities, as well as any material written communications received from representatives of the Regulatory Authorities relating to the Product; provided, in all such cases Lundbeck shall be the lead party except to the extent the foregoing is related to the closed portion of the DMF as set forth in Article 5.2 or related to other clinical and non-clinical studies Myriad is conducting in the Territory pursuant to the Myriad Territory Development Plan (but not as part of the Joint Development Plan and Budget). Notwithstanding the foregoing, neither Party shall be required to delay a regulatory submission in a manner that affects such Party’s ability to comply with Applicable Law. Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that Myriad and its Affiliates shall have no right to obtain or maintain any Regulatory Approvals for the Compound or Product in the Territory for any Indication, and shall not discuss any matters related to a Regulatory Approval for any Indication in the Territory for the Product with any Regulatory Authority in the Territory, except as required by Applicable Law or as required by any Regulatory Authority. For clarity, and notwithstanding the provisions of this Article 4.4.4 or Article 5.2, Lundbeck shall have the right to communicate with all applicable Regulatory Authorities with respect to the open portion of any such DMF.

4.4.5 Regulatory Records. Each Party shall maintain, or cause to be maintained, records of its Development activities with respect to the Product in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be reasonably complete and accurate and shall properly reflect all work done and results achieved in the performance of such Development activities, and which shall be retained by such Party for at least three (3) years after the termination of this Agreement, or for such longer period as may be required by Applicable Law. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records of the other Party.

4.5 Transfer of Product Documentation. At any time following the completion of the International Clinical Trial, upon the request from Lundbeck, Myriad shall assign and/or transfer to Lundbeck its entire right, title, and interest in and to any and all Regulatory

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Approvals, including, if relevant INDs, relating to the Compound or the Product in the Territory and shall execute and deliver to the EMEA (and any other Regulatory Authority in the Territory as reasonably requested by Lundbeck in writing) a letter in a form approved by Lundbeck transferring ownership to Lundbeck of any such Regulatory Approvals, including INDs, filed with such Regulatory Authorities in the Territory; provided, however that Myriad shall not be required to assign to Lundbeck any INDs for any Clinical Trials then being conducted by Myriad in the Territory or any other Clinical Trials conducted by Myriad outside of the Joint Development Plan and Budget. Myriad shall provide Lundbeck with complete and accurate copies of all such assigned Regulatory Approvals, as soon as reasonably practicable after Lundbeck’s written request therefor, but in any event within forty-five (45) days of such request.

4.6 Reports. No less often than every Calendar Quarter, the JDC shall provide to the JSC a written progress report which shall describe the Development activities that each of the Parties has performed, or caused to be performed, under the Joint Development Plan and Budget during the preceding Calendar Quarter, and shall evaluate the work performed in relation to the goals of the Joint Development Plan and Budget and the requirements of this Agreement.

4.7 Disclosures. Lundbeck shall disclose to Myriad in writing any and all Lundbeck Know-How, Lundbeck Patents and Regulatory Documentation developed or prepared or otherwise Controlled by Lundbeck or any of its Affiliates or its Sublicensees, promptly after the development or preparation or acquisition thereof, in each case as reasonably necessary or useful for Myriad to exercise the license granted to it pursuant to Article 2. Myriad shall disclose to Lundbeck in writing any and all Myriad Know-How, Myriad Patents and Regulatory Documentation developed or prepared or otherwise Controlled by Myriad or any of its Affiliates or its Sublicensees, promptly after the development or preparation or acquisition thereof, in each case as reasonably necessary or useful for Lundbeck to exercise the license granted to it pursuant to Article 2.

4.8 Data Package. If the documentation included in the Data Package provided under Article 2.3.1 is not sufficient to enable Lundbeck to obtain and maintain all required Regulatory Approvals in each country in the Territory (provided that such documents shall be provided in the English language and Lundbeck shall be responsible for translating such documents to any other language as required), Myriad shall prepare all additional documentation, and perform any additional statistical analysis, in each case needed to support and maintain Lundbeck’s pending applications for such Regulatory Approvals (provided, however that for clarity, the foregoing shall not require Myriad to generate any additional source data or to conduct any additional Clinical Trials in connection therewith, except to the extent that Lundbeck is reasonably unable to do so as a result of lack of access to information or otherwise (including, for example, with respect to generating any CMC data or other manufacturing data), in which case Myriad shall be responsible therefor and provide the results thereof to Lundbeck). Myriad shall also furnish Lundbeck with such other documentation and other reasonable assistance as Lundbeck shall reasonably request, in connection with any application by Lundbeck for any Regulatory Approvals in the Territory for the Products for the Initial Indication and any Agreed Indication.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.9 Statistical Analysis Plan. The Parties shall cooperate in good faith in preparing any statistical analysis plans (including, but not limited to, determining the primary statistical endpoints) with respect to the Product, including, but not limited to, with respect to any studies set forth in the Initial Joint Development Plan and Budget; provided that in the event of any disputes with respect thereto, Lundbeck shall have the final determination with respect to any such statistical analysis plan with respect to the Product in the Territory and Myriad shall have the final determination with respect to any such statistical analysis plan with respect to the Product outside the Territory.

ARTICLE V.

MANUFACTURING

5.1 Myriad’s Supply of Bulk Drug. For a period of [***] months from the date of First Commercial Sale of Product in the Territory by Lundbeck, Myriad shall supply the Bulk Drug to Lundbeck for use in the research, Development and Commercialisation of the Product for sale in the Territory in accordance with the Supply Terms. All such Bulk Drug supplied by Myriad shall be (i) manufactured in compliance with all Applicable Laws, cGMPs and Regulatory Approvals for the Product, (ii) manufactured at a Manufacturing Site which is approved by the applicable Regulatory Authority and Lundbeck (such consent of Lundbeck not to be unreasonably withheld) and (iii) shall be supplied at the Cost of Goods, but in all cases, not to exceed the weighted average cost of manufacturing the Bulk Drug for use in countries outside the Territory during the calendar quarter immediately preceding the quarter in which such Bulk Drug was supplied to Lundbeck. Lundbeck shall be responsible for all inspection, packaging, labeling and final release of finished Product for use and sale within the Territory. Lundbeck shall conduct, or have conducted, all such activities in accordance with this Agreement and Applicable Law.

5.2 Drug Master File. Myriad, either directly or through a Third Party supplier, shall submit and maintain a Drug Master File (DMF) for the Product to the applicable Regulatory Authorities in all countries in the Territory where Lundbeck (or any of its Affiliates or its Sublicensees) submits, or intends to submit, a Marketing Authorization Application, as well as all other countries in the Territory where the Compound or Product is manufactured or as otherwise required by Applicable Law. Prior to any such submission, Myriad shall provide a copy of the open portion of such Drug Master File to Lundbeck for its review and comment (which comments shall be considered by Myriad in good faith). Any communications from the Regulatory Authorities to Lundbeck relating to the DMF shall promptly be referred to Myriad, and, subject to the provisions of Article 4.4.4, Myriad shall be solely responsible for responding to any such communications and resolving any issues with the Regulatory Authorities, in each case to the extent permitted by Applicable Law. Myriad, either directly or through a Third Party supplier, shall file and maintain the DMF in compliance with all Applicable Laws as well as any Regulatory Approval for the Product, and will notify Lundbeck of any significant communications with the Regulatory Authorities relating to the potential discontinuance and/or withdrawal of the DMF or any Regulatory Approval for the Product, or any safety, efficacy or potency concern relating to the Compound or Product. Lundbeck will cooperate with Myriad as reasonably necessary to support Myriad’s performance of its obligations under this Article 5.2. During the Term, Myriad shall permit Lundbeck to cross reference said DMF in its Regulatory Approvals for

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the Product and will cooperate with Lundbeck as reasonably necessary to affect such cross reference.

5.3 Costs for Change of Manufacturing. In the event that Myriad (or its Third Party manufacturer) is supplying Bulk Drug to Lundbeck and Myriad (or its Third Party manufacturer) desires to change the Product specifications, manufacturing process, location of manufacturing or other element of manufacturing the Product, (i) Myriad shall consult with Lundbeck with respect thereto, (ii) Myriad shall reimburse Lundbeck for the reasonable costs incurred by Lundbeck as a result of any such changes (including, without limitation, reimbursement for any necessary re-labeling or any inventory no longer saleable as a result of such change) and (iii) Myriad shall continue to supply Bulk Drug to Lundbeck in accordance with the original Product specifications, manufacturing process or location, as applicable, until receipt of all necessary Regulatory Approvals (if any) required for such change. Notwithstanding the foregoing, to the extent Myriad is supplying Compound and/or Bulk Drug hereunder and Lundbeck reasonably requests any such change, at Lundbeck’s sole cost and expense, Myriad will use its Commercially Reasonable Best Efforts to implement (or have implemented) such change as promptly as reasonably practical (but in all cases within any time frames required by Applicable Law including regulatory requirements) and Myriad shall not be required to reimburse Lundbeck for costs resulting therefrom pursuant to the foregoing clause (ii).

5.4 Lundbeck’s Supply of Bulk Drug. Lundbeck shall use Commercially Reasonable Best Efforts to be in a position to manufacture (or have manufactured) Bulk Drug for sale in the Territory (including obtaining all necessary Regulatory Approvals in connection therewith) within [***] months from the date of First Commercial Sale of Product in any country in the Territory. Notwithstanding the provisions of Article 5.1, Myriad shall have no further obligation to supply to Lundbeck, and Lundbeck shall have no further obligation to purchase from Myriad, Bulk Drug pursuant to this Article V and the Supply Terms after the earlier of (i) such time as Lundbeck is in a position to manufacture (or have manufactured) Bulk Drug for sale in the Territory (including obtaining all necessary Regulatory Approvals in connection therewith) (provided that in such case the Parties shall continue to be obligated to supply and purchase Bulk Drug to the extent set forth in any then outstanding binding purchase orders from Lundbeck pursuant the Supply Terms) and (ii) [***] months from the date of First Commercial Sale of Product in any country in the Territory.

5.5 Manufacturing Technology Transfer. In connection with Lundbeck’s exercise of manufacturing rights under this Agreement, upon request by Lundbeck, Myriad shall furnish to Lundbeck copies of all Myriad Know-How, Data and Regulatory Documentation relating to the manufacture of the Compound and Bulk Drug as well as provide technical assistance, and cause its Third Party manufacturers to provide technical assistance, necessary to assist Lundbeck (or its designee) in the start-up of its Manufacture of Compound and Bulk Drug and receipt of all relevant Regulatory Approvals therefor (including assisting in the preparation of Regulatory Documentation in connection therewith). In all such cases, Myriad shall use Commercially Reasonable Best Efforts to assist Lundbeck to facilitate an orderly start-up of manufacturing of Compound and Bulk Drug by Lundbeck or its Third Party manufacturers. The reasonable out of pocket costs incurred by Myriad to facilitate the technology transfer contemplated hereunder shall be shared equally by the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Parties. Without limiting the foregoing, and notwithstanding the provisions of Article 5.1 and 5.4, if, despite Lundbeck’s use of Commercially Reasonable Best Efforts to perform its obligations in connection with the manufacturing technology transfer described in this Article 5.5, the transfer of Know-How, Data and Regulatory Documentation, and technical assistance described herein is insufficient to enable Lundbeck to manufacture (or have manufactured) Bulk Drug for sale in the Territory (including obtaining all necessary Regulatory Approvals in connection therewith) within eighteen (18) months from the date of First Commercial Sale of Product in the Territory, then at the request of Lundbeck, Myriad shall continue to supply Bulk Drug to Lundbeck for sale in the Territory pursuant to this Article V and the Supply Terms.

5.6 Shortages. To the extent that Myriad is obligated to supply Bulk Drug to Lundbeck hereunder and there is shortage of Bulk Drug such that Myriad is unable to (or it is reasonably expected that Myriad will be unable to) supply (or have supplied) all Bulk Drug required to satisfy Myriad’s obligations to Lundbeck for the supply of Bulk Drug (for clarity, satisfying such obligations would include that the Bulk Drug supplied to Lundbeck conforms to the Specifications at the time of delivery to Lundbeck), then all available Bulk Drug manufactured in accordance herewith (including that it conforms to the Specifications) shall be allocated to Lundbeck (or its designee) for use in the Territory and to Myriad (or its designee) for use outside the Territory pro-rata based on the reasonable then current forecasts for supply of Product (based on DDDs) for the subsequent four (4) calendar quarters for all countries within the Territory and all countries outside the Territory as prepared one quarter prior the time of such shortage.

5.7 Limitations on Remedies. In the event that [***], directly or with or through one or more Third Party manufacturers, [***], then [***] sole obligation, and [***] sole remedies are: [***] (a) if a shortage of Bulk Drug results from such breach or failure, then [***] shall [***]; and (b) if such breach or failure of [***] is due to a breach by (or other acts of) a Third Party Manufacturer under an agreement with [***] (or any of its Affiliates), [***]: (i) with respect to [***], [***], [***] in pursuing such remedies, shall [***] [***] by each of [***] as a result of such breach (or other acts) and (ii) with respect to the right to demand and receive replacement Bulk Drug, [***] [***] [***] [***]. If only [***] is affected by a particular breach by (or other act of) a Third Party manufacturer under an agreement with [***] (or any of its Affiliates), then [***] shall [***] as to [***] relating to such breach and [***] such remedies. [***], are both affected by a particular breach by (or other act of) a Third Party Manufacturer under an agreement with [***] (or any of its Affiliates), then [***] with any [***] relating to such breach (or other acts), [***].

5.8 Changes to Specifications. To the extent a change to the then-current Specifications for the Product would require the filing of an application for Regulatory Approval (or an amendment or supplement to an existing Regulatory Approval), then except to the extent such changes is required by Applicable Law or Regulatory Authorities, neither Party shall make any such changes to the Specifications, either inside or outside the Territory, without the prior written consent of the other Party, such consent not to be unreasonably withheld. For avoidance of doubt, and without limiting the generality of the foregoing, if a given change to the Specifications would prevent the other Party (or its Affiliates, Sublicensees or subcontractors) from manufacturing Compound (which conforms to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Specifications) for use in its territory, then in such case, it shall be reasonable for such other Party to withhold its consent to such change to the Specifications.

ARTICLE VI.

COMMERCIALISATION

6.1 Commercialisation of the Product.

6.1.1 General. Lundbeck shall have the sole right, at its own expense, to Commercialise the Product in the Territory solely for the Initial Indication and all Agreed Indications (if any). Except as otherwise provided herein, and subject to compliance with the terms of the Commercialisation Plan and this Agreement, Lundbeck shall have final decision-making authority in all matters relating to Commercialisation within the Territory. Lundbeck shall use Commercially Reasonable Best Efforts to Commercialise the Product throughout the Territory for the Initial Indication and all Agreed Indications (if any). For the avoidance of doubt, Myriad (and its Affiliates) shall have no right to promote, market, sell or otherwise commercialise the Product in the Territory for any Indication.

6.1.2 Covenant. During the period commencing as of the Effective Date and ending on the [***] anniversary of the Effective Date (the “Non-Compete Period”), neither Party, shall market, detail, promote or otherwise sell, directly or indirectly, a Competitive Product for the Initial Indication or any Agreed Indications in the Territory. Notwithstanding the foregoing, in the event that during the Non-Compete Period (i) a Party obtains any Competitive Product as a result of a merger with, or acquisition of or by, directly or indirectly, any Third Party, and (ii) as of such time, such Competitive Product is being marketed, detailed, promoted or otherwise commercialised by such Third Party in the Territory for the Initial Indication or any Agreed Indications, then such Party shall, within [***] [***] after the closing of such merger or acquisition, at its election, either (i) [***] an [***] such Party [***] an [***] to the [***] for any [***] of the [***] for the [***] for the [***], (ii) [***] a [***] all of its [***] and to such [***] to a [***] of its [***] [***] [***] following the acquisition of such Competitive Product, or (iii) [***] of such [***] [***] [***] following the acquisition of the Competitive Product for the duration of the Non-Compete Period (unless and to the extent such Party is required to continue commercialization of such Competitive Product by a Governmental Authority, in which case the Parties shall enter into a mutually acceptable agreement of the type contemplated by the foregoing clause (i) or such Party shall sell the rights to such Competitive Product to a Third Party as contemplated by the foregoing clause (ii)).

6.2 Commercialisation Plan and Implementation. The Initial Commercialisation Plan is attached hereto as Annex 3. Lundbeck shall review and amend the Commercialisation Plan, at least annually (or more often from time to time during the Term as Lundbeck desires), with respect to the Commercialisation of the Product, as necessary or desirable to Commercialise the Product throughout the Territory for the upcoming calendar year, and shall submit such amendments to the JCC for review and ultimate approval by the JSC. For the avoidance of doubt, to the extent the JSC is unable to agree on such Commercialisation Plan, the provisions of Article 11.2 shall apply.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.3 Promotional Materials and Activities.

6.3.1 In General. Lundbeck shall be responsible, at its sole expense, for preparing all Promotional Materials used to support the Commercialisation of the Product for the Initial Indication and all Agreed Indications (if any) in the Territory. Lundbeck shall ensure that all its Promotional Materials shall be consistent with Applicable Law and with the approved Product Labeling for the Product in the Territory. Lundbeck shall be responsible for obtaining any Regulatory Approvals from the Regulatory Authorities required for the use of any Promotional Materials for the Initial Indication and all Agreed Indications (if any) in the Territory and shall submit all applicable Promotional Materials to such Regulatory Authorities as required by Applicable Law. For avoidance of doubt, all such Promotional Materials shall be consistent, both as to content and use, with the applicable provisions within the Commercialisation Plan.

6.3.2 Markings. All Promotional Materials, packaging and Product Labeling for the Product used by Lundbeck, its Affiliates and its Sublicensees in connection with the Product for the Initial Indication and all Agreed Indications (if any) in the Territory shall contain (i) the applicable Trademark selected by the JSC for use in Commercialisation of the Product in the Territory, (ii) the corporate name and/or logo of Lundbeck and, to the extent permitted by Applicable Law, Myriad in a reasonably prominent manner, (iii) if required by Applicable Law, the corporate name and/or logo of the manufacturer (in which case Myriad shall contractually require that such manufacturer to permit Lundbeck to use the corporate name and/or logo of the manufacturer; provided, however that to the extent Myriad is unable to obtain such rights from such manufacture, the provisions of Article 5.7 shall apply), and (iv) if appropriate, the applicable Patent numbers.

6.4 Statements and Compliance with Applicable Law.

6.4.1 Public Statements Regarding Product. In exercising its rights pursuant to this Article VI, Lundbeck shall use Commercially Reasonable Best Efforts to prevent claims or representations in respect of the Product or the characteristics of the Product (e.g., safety or efficacy) being made by or on behalf of it or its Affiliates or its Sublicensees (by members of its or their sales force or otherwise) that do not materially represent an accurate or fairly balanced summary or explanation of the Product Labeling for the Product in the country in the Territory in question.

6.4.2 Sales Force Compliance. Lundbeck, directly or through one or more of its Affiliates or its Sublicensees, shall use Commercially Reasonable Best Efforts to train and monitor its sales representatives to (i) use only Promotional Materials (without any material addition, deletion or other modification) approved for use under Article 6.3.1 for the promotion of the Product in the Territory, (ii) limit claims of efficacy and safety for the Product to those that are consistent with Applicable Law and with approved (by the appropriate Regulatory Authority) promotional claims in Product Labeling and Promotional Materials for the Product, and not add, delete or otherwise modify claims of efficacy and safety in the promotion of the Product in any material respect from those claims of efficacy and safety that are contained in such approved Product Labeling and Promotional Materials, and (iii) Commercialise the Product in compliance in all material respects with Applicable Law.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.4.3 Medical and Other Inquiries. Lundbeck (directly or through one or more of its Affiliates or its Sublicensees) shall be responsible for responding to all medical questions or inquiries relating to the Product sold for use in the Field in Territory. Lundbeck (and such other entities, as applicable) shall keep such records and make such reports as are reasonably necessary to document such communications in compliance with all Applicable Law.

6.4.4 Compliance with Laws. Lundbeck shall, in all material respects, conform its practices and procedures relating to educating the medical community in the Territory with respect to the Product to any applicable pharmaceutical industry association regulations, policies and guidelines, as amended from time to time, and Applicable Law.

6.4.5 Non-Regulatory Clinical Trials. Except as set forth in this Article 6.4.5, each Party (and its Affiliates) shall only be permitted to sponsor, or participate in (for example, through providing financial support or free Product) Non-Regulatory Clinical Trials of the Compound or Product anywhere in the world with the other Party’s prior written consent. Either Party may sponsor, or may participate in (for example, through providing financial support or free Product) Non-Regulatory Clinical Trials of the Product, without the consent of the other Party, to the extent that such Non-Regulatory Clinical Trials are conducted in its territory and either (a) (i) [***], (ii) have a duration of [***], (iii) provide for [***] that is within the [***] in the country or jurisdiction in which the trial is being conducted and (iv) is for the [***] or (b) (i) have [***] [***], (ii) have a duration of [***], (iii) provide for [***] that is within the [***] in the country or jurisdiction in which the trial is being conducted and (iv) is for the [***] of an[***]; provided that, in all cases, such Party must [***] to evaluate [***] a [***] of the [***] in order to [***] in a [***] that may present [***] or [***]. In furtherance of 4.1.1, each Party shall keep the other Party informed with respect to any Non-Regulatory Clinical Trials to be performed by or on behalf of such Party with respect to the Product and shall provide copies of all Data generated thereby to the other Party as and when such Data becomes available.

6.5 Sales and Distribution in the Territory. As between the Parties, Lundbeck shall have the sole right to, and shall be solely responsible for, invoicing and booking sales of the Product in the Territory, contracting and establishing all terms of such sales (including pricing and discounts), and warehousing and distributing the Product in the Territory, and performing all related services, in each case in a manner consistent with the terms and conditions of this Agreement. As between the Parties, Lundbeck shall also have the sole right to, and shall be solely responsible for, handling all returns, recalls or withdrawals (in accordance with Article 6.8), order processing, invoicing and collection, distribution and inventory and receivables with respect to the Product in the Territory.

6.6 Adverse Event Reporting. Each Party shall provide the other Party with all information available to such Party that such other Party may reasonably require to comply with its pharmacovigilance responsibilities under Applicable Law with respect to the Product, including notice of any Adverse Drug Experiences from non-clinical or clinical laboratory, animal toxicology and pharmacology studies, clinical trials and commercial experiences with the Compound or the Product, whether by such Party, its Affiliates or its Sublicensees (whether or not such Sublicensees are Participating Sublicensees or Non-Participating Sublicensees). “Adverse Drug Experience” shall mean (a) any finding from tests in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

laboratory animals or in vitro that suggests a significant risk for human subjects including reports of mutagenicity, teratogenicity or carcinogenicity and (b) any undesirable, untoward or noxious event or experience associated with the clinical, commercial or other use, or occurring following administration, of the Compound or the Product in humans, occurring at any dose, whether expected or unexpected and whether considered related or unrelated to the Compound or the Product, including such an event or experience as occurs in the course of the use of the Compound or the Product in professional practice, in a clinical trial, from overdose, whether accidental or intentional, from abuse, from withdrawal or from a failure of expected pharmacological or biological therapeutic action of the Compound or the Product, and including those events or experiences that are required to be reported to the FDA under 21 C.F.R. Articles 312.32 or 314.80, as such regulations may be amended from time to time, or to foreign Regulatory Authorities under corresponding Applicable Law outside the United States.

6.7 Pharmacovigilance Costs. Lundbeck shall bear all costs incurred in connection with receiving, recording, reviewing, communicating, reporting and responding to adverse events with respect to the Product in the Field in the Territory and Myriad shall bear all costs incurred in connection with the same outside the Territory; provided, however, that Myriad shall be responsible for, and shall bear [***] percent ([***]%) of the reasonable Out of Pocket Expenses of, establishing and maintaining such global database pursuant to Article 14.3, and Lundbeck shall reimburse Myriad for the remaining [***] percent ([***]%) of such Out of Pocket Expenses, within thirty (30) days following receipt of an invoice from Myriad for such costs (together with reasonable back-up documentation evidencing such costs) as incurred from time to time during the Term of this Agreement.

6.8 Recalls.

6.8.1 Notification and Recall. In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with the Product anywhere in the world, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal, the Party notified of or desiring such recall or similar action shall, immediately (but no later than within twenty-four (24) hours), advise the other Party thereof by telephone (and confirmed by email or facsimile), email or facsimile. As between the Parties, Lundbeck shall have the sole right to initiate a recall of the Product in the Territory; provided, however that Myriad shall have the right to cause Lundbeck to initiate a recall with respect to a particular batch of Product in the Territory to the extent such recall is necessary for safety or efficacy reasons as a result of a manufacturing issue with respect to any Product supplied by Myriad pursuant to the Supply Terms (a “Manufacturing Recall”). If Myriad reasonably believes that a Manufacturing Recall is necessary, Myriad shall notify Lundbeck thereof in writing and the Parties shall meet to determine the manner in which any such Manufacturing Recall shall be conducted. Lundbeck shall conduct any recall of Product in the Field within the Territory and shall have the sole right to determine the manner in which any such recall shall be conducted. Myriad shall have the sole right to decide, in its discretion, whether to conduct a recall, at its expense, of the Product outside the Territory, and the manner in which any such recall shall be conducted.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.8.2 Expenses. Except as provided in this Article 6.8.2, Myriad shall bear the expenses of a recall of the Product outside the Territory (including the Cost of Goods for the Product actually returned or destroyed, the cost of shipping and destruction of same and reasonable administrative costs) and Lundbeck shall bear the expenses of a recall of the Product inside the Territory (including the Cost of Goods for the Product actually returned or destroyed, the cost of shipping and destruction of same and reasonable administrative costs). Notwithstanding the provisions of Article 5.7, if a recall of Product in the Territory is required due to a breach by Myriad of this Agreement, or the negligence or intentional misconduct of Myriad, its Sublicensees (including an ETCP), or any of their respective Affiliates or agents, then Myriad shall bear the expenses of the recall of the Product (including the Cost of Goods for the Product actually returned or destroyed, the cost of shipping and destruction of same and reasonable administrative costs). If a recall outside of the Territory is triggered by Product manufactured, packaged or labelled by or on behalf of Lundbeck for sale inside the Territory, and such recall is required due to a breach by Lundbeck of this Agreement, or the negligence or intentional misconduct of Lundbeck, a Sublicensee, or any of their respective Affiliates or agents, then Lundbeck shall bear the expenses of the recall of the Product (including the Cost of Goods for the Product actually returned or destroyed, the cost of shipping and destruction of same and reasonable administrative costs). With respect to the Territory, in all other cases, the expenses of any recall of the Product in the Territory shall be allocated between the Parties as reasonable based on relative fault of the Parties (or their respective Affiliates and Sublicensees).

6.9 Unauthorized Sales.

6.9.1 Unauthorized Sales by Lundbeck. Lundbeck (a) shall, and shall cause its Affiliates and its Sublicensees to, distribute, market, promote, offer for sale and sell the Product only in the Territory and, to the extent consistent with Applicable Law, (b) shall not, and shall not permit its Affiliates and shall use Commercially Reasonable Best Efforts to not permit Sublicensees to, distribute, market, promote, offer for sale or sell the Product (i) to any person outside the Territory or (ii) to any person inside the Territory that Lundbeck, or its Affiliates, or Sublicensees, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product outside the Territory or assist another person to do so. Such Commercially Reasonable Best Efforts with respect to Sublicensees shall include obtaining their written agreement to an undertaking at least as restrictive with respect to such Sublicensees as the preceding sentence is with respect to Lundbeck and its Affiliates. If Lundbeck, its Affiliates or any Sublicensees receives any orders for the Product for an area outside the Territory, such orders shall be referred to Myriad.

6.9.2 Unauthorized Sales by Myriad. Myriad (a) shall, and shall cause its Affiliates and its Sublicensees to, distribute, market, promote, offer for sale and sell the Product only outside of the Territory and, to the extent consistent with Applicable Law, (b) shall not, and shall not permit its Affiliates and shall use Commercially Reasonable Best Efforts to not permit Sublicensees to, distribute, market, promote, offer for sale or sell the Product (i) to any person inside the Territory or (ii) to any person outside of the Territory that Myriad, or its Affiliates, or Sublicensees, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product inside the Territory or assist another person to do so. Such Commercially Reasonable Best Efforts with respect to Sublicensees shall include obtaining their written agreement to an undertaking at least as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

restrictive with respect to such Sublicensees as the preceding sentence is with respect to Myriad and its Affiliates. If Myriad or any of its Affiliates or its Sublicensees receives any orders for the Product for the Territory, it shall refer such orders to Lundbeck.

6.9.3 Mitigation. To the extent that sales referred to in Article 6.9.1 or Article 6.9.2 have a material negative effect on the sales of the Product by Party in its territory, and if such effect cannot be mitigated, for example due to legal or practical considerations, then the Parties agree to negotiate in good faith towards an agreement pursuant to which the Parties will share the benefits and burdens of such cross territorial transactions in a manner that allows both to substantially preserve and enjoy the benefits of the transaction as reflected in this Agreement.

6.10 Reporting. Lundbeck shall prepare and maintain reasonably complete and accurate records regarding Commercialisation of the Product in the Territory and shall provide to Myriad and the JSC a detailed report regarding such Commercialisation at least once per Calendar Quarter. Such report shall contain sufficient detail to enable Myriad to assess Lundbeck’s compliance with its Commercialisation obligations hereunder during the preceding Calendar Quarter, including a general description of the following, in each case with respect to the Product for the Initial Indication and all Agreed Indications (if any) in the Territory: (i) Lundbeck’s material activities with respect to promoting, detailing and marketing of the Product in such country(ies); (ii) material pre-launch Commercialisation activities; (iii) sales force size and allocation by country; (iv) the number and position of Details carried out in the applicable period; (v) the nature of promotional activities and Product sampling activities conducted, if any; (vi) market and sales reports for the Product; and (vii) the conduct of advertising, public relations and other promotional programs, including professional symposia and speaker and peer to peer activity programs used in the Commercialisation of the Product. Subject to any applicable Third Party confidentiality obligations, Lundbeck shall provide Myriad with such additional information regarding the Commercialisation of the Product in the Territory as Myriad may reasonably request from time to time.

6.11 Sales Activities Audit Right. Once per year, Myriad shall have the right to appoint an independent auditor to review Lundbeck’s sales force activity (e.g. by electronic territory management system or other sales force activity monitoring tool) during ordinary business hours and upon reasonable prior written notice (and in a manner so as to not unduly interrupt Lundbeck’s ongoing business activities) to evaluate performance against the Commercialisation Plan for the Product and to otherwise audit compliance by Lundbeck with its Commercialisation obligations hereunder. Lundbeck will collaborate with such audit and Myriad will bear the costs of the external auditor. Lundbeck shall ensure that all Affiliates, and shall use Commercially Reasonable Best Efforts to ensure that its Sublicensees that qualify as auditees, will be obliged under similar conditions to allow Myriad, through an independent auditor, to inspect and audit it sales force activity and relevant Commercialisation information solely with respect to the Product. Information disclosed to Myriad or its representation during such audit may not be used for any other purpose than said audit, unless otherwise agreed.

6.12 Cooperation. Each Party shall provide reasonable cooperation to the other Party as necessary to enable such other Party to respond to inquiries relating to the Compound

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or the Product received from Regulatory Authorities in the Territory, in the case of Lundbeck, or outside the Territory, in the case of Myriad.

ARTICLE VII.

COLLABORATION MANAGEMENT

7.1 Global Project Management Committee.

7.1.1 Formation and Purpose. The Parties shall establish a Global Project Management Committee (the “Global Project Management Committee” or “GPMC”), which shall meet from time to time, but no less frequently than two (2) times per Calendar Year, to discuss matters related to the Product on a global basis, including (i) to review the overall global Development strategy for the Product, (ii) to review any global branding or other global marketing strategies with respect to the Product and (iii) to perform such other functions as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement. Except as provided in this Article 7.1.1 and Article 7.1.2, the GPMC shall operate by the procedures set forth in Article 7.6. For clarity, the GPMC shall have no decision making authority with respect to any matter related to the Product.

7.1.2 Membership of the GPMC. The GPMC shall be composed of three (3) senior representatives appointed by each Party, together with three (3) representatives of the ETCP(s) with rights to the Product in the U.S. and in Japan, if invited by Myriad to participate in the GPMC (which representatives may be invited by Myriad to join as permanent members or as members for the limited purpose relating to specific issues or decision). To the extent any representatives of such U.S. or Japan ETCP participate in the GPMC, Myriad shall ensure that the ETCP (and such members) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article X. Each of the Parties shall notify the other Party in writing of the names of each of its initial GPMC members within thirty (30) days after the Effective Date (and Myriad shall notify Lundbeck in writing of the names of any U.S. or Japan ETCP representatives at least thirty (30) days prior to such representatives attending any meeting of the GPMC). A designee of Myriad shall serve as the Chair of the GPMC.

7.2 Joint Steering Committee.

7.2.1 Formation and Purpose. The Parties shall form a Joint Steering Committee (the “Joint Steering Committee” or “JSC”), which shall meet from time to time, but no less often than four (4) times per Calendar Year, to monitor and review the implementation of, and results achieved under, the Development Program and/or Commercialisation Program. The JSC shall also facilitate the flow of information between the Parties with respect to Development and Commercialisation activities being conducted for the Compound or the Product. Except as provided in this Article 7.2, the JSC shall have the membership and shall operate by the procedures set forth in Article 7.6.

7.2.2 Specific Responsibilities of the JSC. In support of its responsibility for overseeing, coordinating and expediting the Development of, and regulatory filings for, the Compound or the Product, and the Commercialisation of the Product, the JSC shall have the responsibility to: (i) review and approve each Joint Development Plan and Budget (including any updates and amendments thereto) proposed by the JDC; (ii) review and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

approve each Lundbeck Territory Development Plan (including any updates and amendments thereto), (iii) review and comment on each Myriad Territory Development Plan (including any updates and amendments thereto), (iv) review and monitor the implementation of the Joint Development Plan and Budget; (v) monitor the progress of all Clinical Trials and Non-Regulatory Clinical Trials for the Compound or the Product, including reviewing costs and activities against the Joint Development Plan and Budget; (vi) facilitate the exchange of all information and data relating to all Clinical Trials, Non-Regulatory Clinical Trials and other Development activities; (vii) review and approve each Commercialisation Plan (including any updates and amendments thereto) proposed by Lundbeck, and (viii) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

7.2.3 Membership of the JSC. The JSC shall be composed of three (3) representatives appointed by each Party. Each of the Parties shall notify the other Party in writing of the names of each of its initial JSC members within thirty (30) days after the Effective Date. A designee of Myriad shall serve as the Chair of the JSC.

7.3 Joint Development Committee.

7.3.1 Formation and Purpose. The Parties shall form a Joint Development Committee (the “Joint Development Committee” or “JDC”), which shall meet from time to time, but no less often than four (4) times per Calendar Year, to plan, monitor and review the implementation of, and results achieved under, each Development Plan. The JDC shall also facilitate the flow of information between the Parties with respect to Development activities being conducted for the Compound or the Product. Except as provided in this Article 7.3, the JDC shall have the membership and shall operate by the procedures set forth in Article 7.6.

7.3.2 Specific Responsibilities of the JDC. In support of its responsibility for overseeing, coordinating and expediting the Development of, and regulatory filings for, the Compound or the Product, the JDC shall: (i) review and, if necessary, recommend to the JSC amendments and annual updates to the Joint Development Plan and Budget from time to time; (ii) review and monitor the implementation of the Joint Development Plan and Budget for the Compound or the Product; (iii) monitor the progress of all Regulatory Clinical Trials for the Compound or the Product, including reviewing costs and activities against the Joint Development Plan and Budget; (iv) facilitate the exchange of all information and data relating to all Regulatory Clinical Trials and other Development activities for the Compound or the Product; (v) oversee the preparation of all material applications, filings and correspondence with Regulatory Authorities with respect to the Product in the Territory; (vi) provide updates on JDC’s activities and achievements to the JSC no less often than each Calendar Quarter during the Term of this Agreement; and (vii) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

7.3.3 Membership of the JDC. The JDC shall be composed of two representatives appointed by each Party. Each of the Parties shall notify the other Party in writing of the names of each of its initial JDC members within thirty (30) days after the Effective Date. A designee of Myriad shall serve as the Chair of the JDC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4 Joint Commercialisation Committee.

7.4.1 Formation and Purpose. The Parties shall form a Joint Commercialisation Committee (the “Joint Commercialisation Committee” or “JCC”), which shall meet from time to time, but no less often than four (4) times per Calendar Year, to plan, monitor and review the implementation of, and results achieved under, the Commercialisation Plan. The JCC shall also facilitate the flow of information between the Parties with respect to Commercialisation activities being conducted for the Compound or the Product. Except as provided in this Article 7.4, the JCC shall have the membership and shall operate by the procedures set forth in Article 7.6.

7.4.2 Specific Responsibilities of the JCC. In support of its responsibility for planning, overseeing, coordinating and expediting the Commercialisation of the Product, the JCC shall: (i) plan, review and monitor the implementation of the Commercialisation Plan for the Product; (ii) provide updates on the JCC’s activities and achievements to the JSC no less often than each Calendar Quarter during the Term of this Agreement; (iii) monitor the progress of all Non-Regulatory Clinical Trials for the Product; (iv) facilitate the exchange of all information and data relating to all Non-Regulatory Clinical Trials for the Product; and (v) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

7.4.3 Membership of the JCC. The JCC shall be composed of three (3) representatives appointed by each Party. Each of the Parties shall notify the other Party in writing of the names of each of its initial JCC members within thirty (30) days after the Effective Date. A designee of Lundbeck shall serve as the Chair of the JCC.

7.5 Publication Committee.

7.5.1 Formation and Purpose. The Parties shall establish a publication Committee (the “Publication Committee”), which shall meet from time to time, but no less frequently than two (2) times per Calendar Year, (i) to develop a global strategy and publication plan concerning the Compound and the Product (the “Publication Plan”), (ii) to establish review procedures with respect to publications of the Parties (and their respective Affiliates and Sublicensees) with respect to the Compound and the Product, (iii) to review, comment on and approve any publications produced by or on behalf of a Party (or any of its Affiliates or Sublicensees) with respect to Regulatory Clinical Trials or review articles, in each case concerning the Compound and the Product (collectively, the “Reviewable Publications”), and (iv) to perform such other functions as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement. Except as provided in this Article 7.5.1 and Article 7.5.2 and Article 7.5.3, the Publication Committee shall operate by the procedures set forth in Article 7.6.

7.5.2 Membership of the Publication Committee. The Publication Committee shall be composed of two (2) senior representatives appointed by each Party, together with two (2) representatives of the ETCP(s) with rights to the Product in the U.S. and in Japan, if invited by Myriad to participate in the Publication Committee (which representatives may be invited by Myriad to join as permanent members or as members for the limited purpose relating to specific issues or decisions). To the extent any representatives of such U.S. or Japan ETCP participate in the Publication Committee, Myriad shall ensure that the ETCP (and such members) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article X. Each of the Parties shall notify the other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Party in writing of the names of each of its initial Publication Committee members within thirty (30) days after the Effective Date (and Myriad shall notify Lundbeck in writing of the names of any U.S. or Japan ETCP representatives at least thirty (30) days prior to such representatives attending any meeting of the Publication Committee). A designee of Myriad shall serve as the Chair of the Publication Committee.

7.5.3 Decision Making. All decisions of the Publication Committee shall be made by unanimous consent of the members of such committee, each in its sole discretion (provided that each Party and any ETCP who is a member thereof, shall each be deemed to have one (1) vote for all of its members with respect to any such Publication Committee matter). If the Publication Committee cannot decide on any matter, then no action shall be taken in connection therewith unless and until all Parties (and any ETC who is a member thereof) are in agreement with respect to such matter. For clarity, the provisions of Articles 7.6.4 and 11.2.2 shall not apply with respect to any matter to be performed by the Publication Committee.

7.6 General Provisions Governing Committees. The following provisions shall govern the conduct of the GPMC, JSC, JDC, JCC, the Publication Committee and such other committees as the JSC may establish from time to time under this Agreement (each, a “Committee”), except as otherwise expressly provided elsewhere in this Agreement or as agreed to by the Parties in writing.

7.6.1 Membership. Each Committee shall include an equal number of representatives of each of the Parties, each with the requisite experience and seniority to enable him or her to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of such Committee. From time to time, each Party may change one or more of its representatives on a Committee upon written notice to the other Party.

7.6.2 Meetings and Minutes. Each Committee shall meet at locations designated alternately by Myriad and by Lundbeck, with the first location to be designated by Myriad except that the locations for meetings of the GPMC and the Publication Committee shall be chosen on a rotating basis by Myriad, Lundbeck and any ETCP who is a member of the GPMC or Publication Committee, as applicable. Committees may also conduct meetings by conference call, videoconference or other means provided that all participants are able to hear and be heard throughout the meeting. The chairperson of the Committee shall be responsible for calling meetings, provided that the chairperson shall call a meeting of the Committee promptly upon the reasonable request of either Party. The requesting Party shall disclose to the other Party the proposed agenda for a meeting along with appropriate information within a reasonable period of time in advance of such meeting of the applicable Committee. The Chair shall prepare and circulate, for review and approval by the committee members, minutes of such meeting within ten (10) Business Days after such meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the applicable Committee.

7.6.3 Procedural Rules. A Committee shall have the right to adopt such standing rules as shall be necessary for its work to the extent that such rules are not inconsistent with this Agreement. A quorum of a Committee shall exist whenever there is present at a meeting at least one representative appointed by each Party. Members of a Committee may attend a meeting either in person or by telephone, video conference or similar

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

means in which each participant can hear what is said by, and be heard by, the other participants. Representation by proxy shall be allowed. A Committee shall take action by consensus of the members present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance or by a written resolution signed by a representative of each of the members of the Committee. Employees or consultants of either Party that are not members of a Committee may attend any meeting of such Committee; provided, however, that such attendees (a) shall not vote or otherwise participate in the decision-making process of such Committee and (b) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article X.

7.6.4 Dispute Resolution. The JSC and all other Committees shall endeavor to decide all matters and resolve all disputes by consensus. If a Committee (other than the JSC) cannot, or does not, reach consensus on an issue as set forth in Article 7.6.3 within thirty (30) days after such issue is first presented to such Committee, then the dispute shall be referred to the JSC for resolution and a special meeting of the JSC may be called for such purpose. If the JSC cannot, or does not, reach consensus on an issue as set forth in Article 7.6.3 within thirty (30) days after such issue is first presented to the JSC for resolution, including any dispute arising in another Committee, then the provisions set forth in Article 11.2.1 shall apply.

7.6.5 Limitations on Authority. Each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No Committee shall have the power to amend, modify or waive compliance with this Agreement.

7.6.6 Decision-making Standard. All decisions and other actions of the JSC shall be made in good faith and with due care, after consideration of the reasonably available information with the intention that the resulting decision or actions will conform to, or be consistent with, the provisions and requirements of this Agreement.

7.6.7 Interactions Between Committees and Internal Teams. The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Each Committee shall establish procedures to facilitate communications between such Committee and the relevant internal committee, team or board of each of the Parties in order to maximize the efficiency of the Committees and the performance of the Parties of their obligations under this Agreement, including by requiring appropriate members of such Committee to be available at reasonable times and places and upon reasonable prior notice for making appropriate oral reports to, and responding to reasonable inquiries from, the relevant internal committee, team or board.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE VIII.

INTELLECTUAL PROPERTY, KNOW HOW

A. INVENTIONS

8.1 Myriad Inventions. In the event that during the Term, Myriad, its Affiliates or its Sublicensees develops any Inventions with respect to the Product that are Controlled by Myriad or its Affiliates, Myriad shall furnish Lundbeck with timely written notice of such Inventions. As to such Inventions that are Improvements and Enhancements, Myriad shall furnish Lundbeck with a complete written disclosure of any such Improvements and Enhancements promptly after conception of such Improvements and Enhancements, with the goal of making such disclosure within a thirty (30) day period. When Data has been produced relating to such Improvements and Enhancements, Myriad shall furnish Lundbeck with a Data package which, in Myriad’s reasonable opinion, contains all material information, Know-How and other Data available to Myriad that would be useful for Lundbeck to obtain Regulatory Approvals in the Territory for such Improvements and Enhancements, and to implement such Improvements and Enhancements in Lundbeck’s manufacture, production, research, Development, packaging, marketing, promotion, distribution, sale and/or use of Product in the Territory. All such information, Know-How and other Data with respect to any such Improvements and Enhancements shall be deemed to constitute Myriad Know-How, and Lundbeck shall have the right to use such Myriad Know-How, at no additional charge in accordance with Article 2.1.1 and the other terms and conditions, and subject to the limitations, of this Agreement. As to Inventions Controlled by Myriad that are not Improvements and Enhancements, Myriad shall furnish Lundbeck with a complete written disclosure of any Inventions promptly after the conception of such Inventions. Lundbeck shall have the right to use any such Inventions at no additional charge, in accordance with Article 2.1.1 and the other terms and conditions, and subject to the limitations, of this Agreement. Notwithstanding the foregoing, the provisions of this Article 8.1 shall be subject to the provisions of Article 4.2.1.

8.2 Lundbeck Inventions. In the event that during the Term Lundbeck, its Affiliates or its Sublicensees develops any Inventions with respect to the Product that are Controlled by Lundbeck or its Affiliates, Lundbeck shall furnish Myriad with timely written notice of such Lundbeck Inventions. As to such Inventions that are Improvements and Enhancements, Lundbeck shall furnish Myriad with a complete written disclosure of any such Improvements and Enhancements promptly after conception of such Improvements and Enhancements, with the goal of making such disclosure within a thirty (30) day period. When Data has been produced relating to such Improvements and Enhancements, Lundbeck shall furnish Myriad with a Data package which, in Lundbeck’s reasonable opinion, contains all material information, Know-How and other Data available to Lundbeck that would be useful for Myriad to obtain Regulatory Approvals outside the Territory for such Improvements and Enhancements, and to implement such Improvements and Enhancements in Myriad’s manufacture, production, research, Development, marketing, distribution, sale and/or use of Product outside the Territory. All such information, Know-How and other Data with respect to any such Improvements and Enhancements shall be deemed to constitute Lundbeck Know-How, and Myriad shall have the right to use such Lundbeck Know-How in accordance with Article 2.2 and the other terms and conditions, and subject to the limitations, of this Agreement. As to Lundbeck Inventions Controlled by Lundbeck that are not Improvements and Enhancements, Lundbeck shall furnish Myriad with a complete written disclosure of any Inventions promptly after the conception of such Inventions. Myriad shall have the right to use any such Inventions in accordance with Article 2.2 and the other terms and conditions, and subject to the limitations, of this Agreement. Notwithstanding the foregoing, the provisions of this Article 8.2 shall be subject to the provisions of Article 2.5 and Article 4.2.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B. OWNERSHIP AND MAINTENANCE

8.3 Ownership of Intellectual Property Rights. Lundbeck hereby acknowledges that all of the Myriad Intellectual Property is owned or Controlled by Myriad. Myriad hereby acknowledges that all of the Lundbeck Intellectual Property is owned or Controlled by Lundbeck. Neither Party shall acquire any rights, title or interest whatsoever in or to any Intellectual Property rights of the other Party hereunder, except as specifically provided in the Agreement. Without limiting the generality of this provision, a Party shall not utilize any intellectual property rights, trademarks, patents, copyrights or know-how belonging to the other Party for any purpose whatsoever, except as specifically authorized in this Agreement or by separate agreement.

8.4 Ownership of Inventions. In the event that a Party conceives, develops, discovers or acquires any Inventions with respect to the use of the Product and/or Compound, subject to the provisions of Article 8.1 or Article 8.2, as the case may be, that Party shall be the sole owner of all Intellectual Property rights in and to such Invention and shall have the sole right, and shall be solely responsible, for applying for, obtaining, and bearing all costs and expenses associated with, all Patents and other intellectual property rights with respect to such Invention, as that Party determines to be necessary or appropriate, in its sole discretion, subject in all cases to the provisions of this Article VIII. Each Party will require all of its and its Affiliates’ employees to assign all Inventions that are developed, made or conceived by such employees according to the ownership principles described in this Article 8.4. Each Party will require its Affiliates, agents or independent contractors performing an activity pursuant to this Agreement to assign to such Party all Inventions that are developed, made or conceived by such agents or independent contractors according to the ownership principles described in Article 8.4 and Lundbeck shall impose such assignment requirements on its Sublicensees that perform an activity pursuant to this Agreement and Myriad shall impose such assignment requirements on its Participating Sublicensees that perform an activity pursuant to this Agreement.

8.5 Prosecution and Maintenance of Patents for Myriad Inventions and Lundbeck Inventions. Lundbeck shall prepare all Patents for Lundbeck Inventions. Lundbeck shall at its own expense and subject to good business judgment be responsible for filing, prosecuting, and maintaining Patents for Lundbeck Inventions in countries within or outside the Territory (at Lundbeck’s choice) subject to the following provisions. Lundbeck shall be responsible for filing, prosecuting and maintaining Lundbeck Patents for Lundbeck Inventions outside the Territory in countries selected by Myriad. All reasonable costs associated with filing, prosecuting and maintaining Lundbeck Patents in countries selected by Myriad shall be borne by Myriad. Myriad shall prepare all Patents for Myriad Inventions. Myriad shall at its own expense and subject to good business judgment be responsible for filing, prosecuting, and maintaining Patents for Myriad Inventions in countries outside the Territory (at Myriad’s choice) and within the Territory. Each Party hereto shall keep the other Party informed about the existence and status of any patent filings pertaining to a Lundbeck Invention or a Myriad Invention, respectively. The Party responsible for prosecution and maintenance will in due time make information available to the other Party that is relevant for material issues of filing, prosecuting or maintaining such Patents and Patent applications and will consider in good faith advice or lawful suggestions furnished by such other Party. In the event that Lundbeck decides not to apply for patent protection in a jurisdiction of interest to Myriad outside the Territory as set forth above for a Lundbeck Invention it will inform

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Myriad of such decision and offer to assign to Myriad, at no cost to Myriad, the right to file patent applications claiming such Inventions in such jurisdictions of interest to Myriad, in Myriad’s own name and Myriad shall own all right, title and interest in and to such patent applications and any patents issuing therefrom in such jurisdictions. In the event that Myriad decides not to apply for patent protection in a jurisdiction of interest to Lundbeck within the Territory as set forth above for a Myriad Invention it will inform Lundbeck of such decision and offer to assign to Lundbeck, at no cost to Lundbeck, the right to file patent applications claiming such Inventions in such jurisdictions of interest to Lundbeck, in Lundbeck’s own name and Lundbeck shall own all right, title and interest in and to such patent applications and any patents issuing therefrom in such jurisdictions. On or about February 15th of each year, Myriad will provide Lundbeck with a Patent status report that informs in detail the identification and status of each Patent in Myriad Intellectual Property including information on annuity payment status. On or about February 15th of each year, Lundbeck will provide Myriad with a Patent status report that informs in detail the identification and status of each Patent in Lundbeck Intellectual Property including information on annuity payment status.

8.6 Joint Ownership. The Parties will jointly own within the Territory any Intellectual Property made or acquired jointly.

8.7 Prosecution of Patents for Jointly Owned Inventions. Promptly after conception of jointly owned Inventions, the Parties shall confer to determine whether to seek Jointly Owned Patents for such Inventions. As to those Inventions selected for filing of Jointly Owned Patents, the Parties shall jointly be responsible for preparing, filing, prosecuting, and maintaining Jointly Owned Patents in countries within or outside the Territory (as the Parties may agree) all in accordance with the Parties overall prosecution and maintenance strategy; provided that Myriad shall take the lead in determining and implementing such strategy in jurisdictions outside of the Territory and Lundbeck shall take the lead in determining and implementing such strategy in jurisdictions within the Territory. All reasonable Out of Pocket Expenses associated with preparing, filing, prosecuting and maintaining Jointly Owned Patents shall be equally shared by the Parties, provided that if either Party does not desire to file or maintain such a patent application or patent, it shall notify the other Party of that desire and it shall, at such other Party’s request, assign to such other Party the right to file patent applications claiming such Inventions in such jurisdictions, in such other Party’s own name, and such other Party shall own all right, title and interest in and to such patent applications and any patents issuing therefrom in such jurisdictions and such patent applications and any patents issuing therefrom shall no longer by subject to the licenses granted herein (and the assigning Party shall thereafter not be obligated to share in any costs thereof). To the extent filing and prosecution is conducted through an external patent law firm this will be a mutually acceptable law firm. Myriad’s interest in Jointly Owned Patents shall be deemed included in the license granted to Lundbeck under Article 2.1.1 hereabove and Lundbeck’s interest in such Jointly Owned Patents shall be deemed included in the license granted to Myriad under Article 2.2 hereabove.

8.8 Offer of Assignment. The Party receiving an offer hereunder of assignment of any Patent or application therefore, shall accept or decline the offer in writing within sixty (60) days after receipt of such offer. The failure to respond in writing to any such offer shall be construed as declining the offer and as authority for the offering Party to abandon and/or discontinue maintaining any Patents or Patent applications covered by such offer. If such an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

offer of assignment is accepted, the assigning Party shall at no cost to the other Party execute all lawful documents required to assign such Patent or prosecute and maintain such Patents and applications, and to transfer ownership of such Patents or applications to the Party requesting an assignment in response to an offer to assign as set forth herein, and such patent applications and any patents issuing therefrom shall no longer by subject to the licenses granted herein.

8.9 Failure to Maintain Myriad Patents. In no event will Myriad permit any of the Myriad Patents that are owned by Myriad or any of its Affiliates to be abandoned in any country in the Territory without Lundbeck first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of such Myriad Patents. In the event that Myriad decides not to continue the prosecution or maintenance of such a patent application or patent within the Myriad Patents in any country in the Territory, Myriad shall provide Lundbeck with written notice of this decision at least sixty (60) calendar days prior to any pending lapse or abandonment thereof. In such event, Myriad shall provide Lundbeck with an opportunity to assume responsibility for the further prosecution and maintenance of such patent application and any patent issuing thereon, at its own cost. In the event that Lundbeck provides notice of its desire to assume responsibility for such prosecution and maintenance, Myriad shall promptly transfer the responsibility for such prosecution and maintenance of such patent applications and patents to patent counsel selected and directed by Lundbeck, at Lundbeck’s sole expense. With respect to Myriad Patents that are not owned by Myriad, Myriad shall do the following: (a) if Myriad has a contractual right to assign to Lundbeck control over prosecution and maintenance of such patent applications and patents in the Territory if they are otherwise to be abandoned, Myriad will provide notice to Lundbeck of such pending abandonment and, if Lundbeck provides notice of its desire to assume responsibility for such prosecution and maintenance, then Myriad shall promptly transfer the responsibility for such prosecution and maintenance of such patent applications and patents to patent counsel selected, and directed, by Lundbeck, at Lundbeck’s sole expense or (b) if Myriad does not have such contractual right, then Myriad shall prosecute and maintain such patent applications and patents in the Territory.

8.10 Failure to Maintain Lundbeck Patents. In no event will Lundbeck permit any of the Lundbeck Patents that are owned by Lundbeck or any of its Affiliates to be abandoned in any country outside the Territory without Myriad first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of such Lundbeck Patents. In the event that Lundbeck decides not to continue the prosecution or maintenance of such a patent application or patent within the Lundbeck Patents in any country outside the Territory, Lundbeck shall provide Myriad with written notice of this decision at least sixty (60) calendar days prior to any pending lapse or abandonment thereof. In such event, Lundbeck shall provide Myriad with an opportunity to assume responsibility for the further prosecution and maintenance of such patent application and any patent issuing thereon, at its own cost. In the event that Myriad provides notice of its desire to assume responsibility for such prosecution and maintenance, Lundbeck shall promptly transfer the responsibility for such prosecution and maintenance of such patent applications and patents to patent counsel selected and directed by Myriad, at Myriad’s sole expense. With respect to Lundbeck Patents that are not owned by Lundbeck, Lundbeck shall do the following: (a) if Lundbeck has a contractual right to assign to Myriad control over prosecution and maintenance of such patent applications and patents outside the Territory if they are otherwise

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to be abandoned, Lundbeck will provide notice to Myriad of such pending abandonment and, if Myriad provides notice of its desire to assume responsibility for such prosecution and maintenance, then Lundbeck shall promptly transfer the responsibility for such prosecution and maintenance of such patent applications and patents to patent counsel selected, and directed, by Myriad, at Myriad’s sole expense or (b) if Lundbeck does not have such contractual right, then Lundbeck shall prosecute and maintain such patent applications and patents outside the Territory.

8.11 Defense of Data Exclusivity. Lundbeck, in good faith consultation with Myriad, will determine a strategy to obtain and defend Data Exclusivity for the Product in the Territory. Each Party will promptly make available to the other Party any available information that is relevant for any material issue of obtaining or defending the Data Exclusivity for the Product in the Territory. Each Party will provide any lawful formal support, signatures, evidence or other documents relevant to the defending Party with respect to such Data Exclusivity. The Out of Pocket Expenses relating to obtaining or defending Data Exclusivity in the Territory will be the sole responsibility of Lundbeck. Myriad’s interest in the Data Exclusivity shall be deemed included in the license granted to Lundbeck hereunder and Lundbeck’s interest in such Data Exclusivity shall be deemed included in the license granted to Myriad under Article 2.2 hereinabove.

C. INFRINGEMENT

8.12 Infringement by Third Parties within the Territory. If, during the Term of this Agreement either Party becomes aware of any Third Party infringement or threatened infringement of any of the Myriad Intellectual Property or Lundbeck Intellectual Property or any unauthorized use thereof, in each case with respect to the sale of a Competitive Product, the following provisions shall apply:

(a) To the extent a Party Controls (for purposes of this Agreement) Intellectual Property of a Third Party (a “Third Party Licensor”) as a result of a license or other grant of rights to such Intellectual Property from such Third Party (such Intellectual Property, the “In-Licensed Rights”, and the agreement granting such rights to such Intellectual Property, the “In-License”), the terms of such In-License shall govern efforts to prevent, prohibit or terminate any actual or threatened infringement or unauthorized use of the In-Licensed Rights granted pursuant to such In-License; provided that, the Party Controlling the In-Licensed Rights shall use Commercially Reasonable Best Efforts to obtain from the Third Party Licensor the right to respond to such infringement or unauthorized usage as provided in this Article 8.12. Moreover, each Party and its Affiliates and its Sublicensees shall be required to take such measures as may be reasonably necessary or convenient to enable such Party to fulfill its obligations hereunder pertaining to the prosecution, maintenance and enforcement of any In-Licensed Rights as provided in any In-License. The remaining provisions of this Article 8.12 are subject to this Article 8.12(a). Notwithstanding the foregoing, (i) Annex 9 sets forth a list of all Myriad Intellectual Property which is an In-Licensed Right, together with the applicable In-Licenses, as of the Effective Date, (ii) with respect to Intellectual Property (under an In-License) licensed by Myriad to Lundbeck hereunder as of the Effective Date, the rights granted to Lundbeck pursuant to this Article 8.12 and Article 8.13 with respect to such Intellectual Property shall only be subject to the rights of a Third Party Licensor to the extent set forth on Annex 9 and (iii) with respect to new Intellectual Property (under an In-License) licensed by Myriad to Lundbeck hereunder as a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

result of Myriad (or any of its Affiliates) entering into a new In-License after the Effective Date, the rights granted to Lundbeck pursuant to this Article 8.12 and Article 8.13 with respect to such new Intellectual Property shall be subject to the rights of such Third Party Licensor as set forth in such new In-License.

(b) The Party having such knowledge shall promptly give notice to the other Party, with all available details of such infringement. For purposes of this Article 8.12 only, Jointly Owned Patents will be treated as Myriad Patents (and not Lundbeck Patents) for all purposes outside the Territory and will be treated as Lundbeck Patents (and not Myriad Patents) for all purposes in the Territory.

(c) Lundbeck shall have the first right, but not the obligation, to bring suit for infringement in the Territory in its name, or in the name of Myriad if necessary, at its own expense, to restrain such infringement or unauthorized use and to recover profits and damages, or to otherwise halt the infringement. Myriad agrees to being joined as a Party plaintiff in any such suit and to cooperate in the prosecution thereof as is reasonably necessary, at the expense of Lundbeck. If Lundbeck decides to undertake such suit, then Lundbeck shall have the sole right to control prosecution, and the right to settle such action, provided, however that to the extent such infringement relates to Myriad Intellectual Property, any such settlement shall require the prior written consent of Myriad, which consent shall not be unreasonably withheld. Myriad shall provide Lundbeck with such assistance as Lundbeck shall reasonably request in connection with any action to prevent or enjoin any such infringement or unauthorized use of the Myriad Intellectual Property or Lundbeck Intellectual Property.

(d) If Lundbeck fails to initiate suit or otherwise halt such infringement or unauthorized use of the Myriad Intellectual Property or Lundbeck Intellectual Property in the Territory within sixty (60) days after becoming aware of any such infringement, in the first instance or by notice from Myriad, then Myriad, at any time prior to Lundbeck thereafter filing an action for infringement, shall have the right but not the obligation, at its own expense, to take such action in its own name as it deems necessary or appropriate. Lundbeck shall cooperate with Myriad as is reasonably necessary in any such action brought by Myriad and at no expense to Myriad. Lundbeck may elect to join or intervene in any such action brought by Myriad in its own name, at the expense of Lundbeck, and be represented by its own counsel. If Myriad brings legal action for patent infringement or to otherwise halt unauthorized use of the Myriad Intellectual Property or Lundbeck Intellectual Property, Myriad shall have the sole right to control prosecution, and the right to settle such action with the prior written consent of Lundbeck, which consent shall not be unreasonably withheld.

(e) Myriad shall have the first right, but not the obligation, to bring suit for infringement outside the Territory in its name, or in the name of Lundbeck if necessary, at its own expense, to restrain such infringement or unauthorized use and to recover profits and damages, or to otherwise halt the infringement. Lundbeck agrees to being joined as a Party plaintiff in any such suit and to cooperate in the prosecution thereof as is reasonably necessary, at the expense of Myriad. If Myriad decides to undertake such suit, then Myriad shall have the sole right to control prosecution, and the right to settle such action, provided, however that to the extent such infringement relates to Lundbeck Intellectual

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Property, any such settlement shall require the prior written consent of Lundbeck, which consent shall not be unreasonably withheld. Lundbeck shall provide Myriad with such assistance as Myriad shall reasonably request in connection with any action to prevent or enjoin any such infringement or unauthorized use of the Lundbeck Intellectual Property or Myriad Intellectual Property.

(f) If Myriad fails to initiate suit or otherwise halt infringement or unauthorized use of the Lundbeck Intellectual Property outside the Territory within sixty (60) days after becoming aware of any such infringement, in the first instance or by notice from Lundbeck, then Lundbeck, at any time prior to Myriad thereafter filing an action for infringement, shall have the right but not the obligation, at its own expense, to take such action in its own name as it deems necessary or appropriate. Myriad shall cooperate with Lundbeck as is reasonably necessary in any such action brought by Lundbeck and at no expense to Lundbeck. Myriad may elect to join or intervene in any such action brought by Lundbeck in its own name, at the expense of Myriad, and be represented by its own counsel. If Lundbeck brings legal action for patent infringement or to otherwise halt unauthorized use of the Lundbeck Intellectual Property, Lundbeck shall have the sole right to control prosecution, and the right to settle such action with the prior written consent of Myriad, which consent shall not be unreasonably withheld.

(g) The Parties hereby agree and acknowledge that, notwithstanding the provisions of this Article 8.12, a Party shall not have the right to bring a suit or other action against a Third Party for infringement or unauthorized use of any Platform Patent (as defined below) owned or Controlled by the other Party to the extent that the Party owning or Controlling such Platform Patent determines (in its sole discretion) that taking action against a Third Party would put such Platform Patent at risk of being rendered invalid or unenforceable in connection with such suit or other action. As used herein, the term “Platform Patent” means a Patent that claims a technology that is used in the Product and which is also used in another product, including, for example, a patented formulation technology.

(h) In the event any monetary recovery is obtained in connection with any action taken pursuant to Article 8.12(c), (d), (e) or (f) above, such recovery shall be applied in the following priority: first, to reimburse Myriad and Lundbeck by the proportion and up to the extent of their out-of-pocket expenses (including reasonable attorneys’ fees) in prosecuting such action; and second, the remainder (if any) to be shared equally between Lundbeck and Myriad (including sharing equally any recoveries that Myriad is entitled to receive in connection with the enforcement of In-Licensed Rights pursuant to an In-License after Myriad recovers any out-of-pocket expenses incurred in connection with such activities).

8.13 Claimed Infringement of Third Party Rights in the Territory. Each of the Parties will notify the other promptly in writing in the event that it becomes aware of or suspects any claim, threat of, or suit for infringement by any Third Party directed against the manufacture, packaging, use, sale, offer to sell or import of Product in the Territory. The Parties will support each other with advice or any statements or documents to support the defense of any such claims or suits.

8.14 Updates. Unless otherwise agreed, each Party will provide and update free of cost during the Term copies of any physical embodiment of Know-How subject to a license

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

granted hereunder, and complete copies of any Patents claiming Intellectual Property subject to a license granted hereunder and applied for or granted after the Effective Date, including any relevant prosecution information thereof. The Parties will provide and update free of cost during the Term and at least on a semi-annual basis complete copies of any Patents granted from the Myriad Intellectual Property or Lundbeck Intellectual Property, and information about Data Exclusivity, after the Effective Date, including any relevant prosecution information thereof.

D. Trademarks

8.15 Trademarks. The JCC will be responsible for selecting a trademark(s) for the use on or in connection with the Product in the Territory (the “Product Trademarks”). Myriad will be responsible for registration and defense of such Product Trademark(s) in the Territory and will be the sole owner of such Product Trademarks. The JCC will aim to select trademark(s) that are suitable as global trademarks, provided, however, that the JCC may determine to seek unique trademarks for inside the Territory if the JSC determines that a global trademark would negatively affect commercialisation of the Product in the Territory. For purposes of this provision, the phrase “negatively affect commercialisation of the Product” specifically excludes decisions by the JCC, which aim to limit parallel trading of Product. The Product Trademarks so selected shall be deemed to be part of the Myriad Intellectual Property for the purposes of Article 2.1.1 above and Myriad’s corporate name and logo (collectively the “Myriad Mark”) are hereby deemed to be part of the Myriad Intellectual Property to the extent required to permit Lundbeck to perform its obligations under Article 6.3.2. Lundbeck shall use Commercially Reasonable Best Efforts to perform all acts reasonably requested by Myriad to assure that the nature and quality of the Product Trademarks and the Myriad Mark are consistent with and do not detract from the goodwill associated with such Product Trademarks or the Myriad Mark. All use of the Product Trademarks, the Myriad Mark and the goodwill associated therewith shall inure to the benefit of Myriad. Lundbeck shall not file any application to register any such Product Trademark, or the Myriad Mark, in whole or in part, or any mark that is confusingly similar to the Product Trademark or the Myriad Mark, at any time during the Term or thereafter. Lundbeck shall not, during the term of the Agreement or thereafter, challenge Myriad’s title to or rights in such Product Trademarks or the Myriad Mark. Lundbeck shall ensure that such Product Trademarks and the Myriad Mark are: (a) used by Lundbeck in conjunction with the ® or ™ designations as directed by Myriad; (b) not modified by Lundbeck in any manner without the prior written consent of Myriad (such consent not to be unreasonably withheld); (c) not combined with any other terms or designs as a composite mark or otherwise used with any other terms or designs in a manner that materially tarnish or dilute such Product Trademarks or Myriad Mark without Myriad’s prior written consent; and (d) reproduced according to specifications provided by Myriad as of the Effective Date. To the extent the Product Trademark(s) are used in connection with the commercialisation of the Product outside the Territory, Myriad shall use Commercially Reasonable Efforts to ensure that such Product Trademark(s) are not used outside the Territory in a way that could negatively impact the Product Trademark(s) or the Commercialisation of the Product under such Product Trademark(s) within the Territory.

8.16 Product Trade Dress. The Product will be packaged and presented in packaging and trade dress selected and owned by Lundbeck; provided that Myriad shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

continue to own the Product Trademarks and Myriad Mark even though such trademarks are used as part of such packaging and trade dress.

8.17 Marking. In conjunction with the Commercialisation of Product, Lundbeck, its Affiliates and its Sublicensees shall, to the extent required by Applicable Law, explicitly refer to any relevant Myriad Patents and the Myriad license. All Product shipped, marketed, or sold by Lundbeck, its Affiliates and its Sublicensees shall be marked on the package, on the package insert, or as otherwise required by Applicable Law, with all relevant patent numbers of the Myriad Patents as reasonably requested by Myriad to preserve all rights with respect to such Patents under Applicable Law.

E. Domain Names

8.18 Domain Names. Myriad shall use Commercially Reasonable Best Efforts to register and maintain, at its sole cost, all the ccTlds (“Country Code Top Level Domain”), including the ccTld .eu, of the Product Trademark(s) in the Territory and the gTld .com (“Generic Top Level Domain”) of the Product Trademark(s). Myriad will be responsible for registration and defense of such domain names and will be their sole owner. Myriad grants Lundbeck a sole, personal, non-transferable and sub-licensable right to use the ccTlds in the Territory for the development and operation of websites for use in connection with the distribution of the Product. Lundbeck shall use Commercially Reasonable Best Efforts to operate such sites in accordance with Applicable Law.

F. Cooperation

8.19 Coordination of Intellectual Property. The Parties shall cooperate in good faith on strategic issues with respect to the Intellectual Property related to the Compound or Product on a global basis, including:

(a) Preparing a global patent and “Freedom To Operate” strategy for the Compound and/or Product and/or any Inventions.

(b) Discuss upcoming actions needed to be taken with respect to Myriad Patents, Lundbeck Patents, Joint Owned Patents or Inventions, that is in compliance with the global patent and freedom to operate strategy.

(c) Discuss any Third Party rights of potential relevance to the Development or commercialisation of the Product inside the Territory and define a strategy for dealing with such rights.

(d) The Parties shall endeavour to promptly resolve any disagreement regarding such Intellectual Property through communication between Chief Patent Counsel (or equivalent) of each Party, or his/her delegate.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE IX.

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Mutual Representations and Warranties and Covenants.

9.1.1 Mutual Representations and Warranties. Each Party represents and warrants to the other that, as of the Effective Date:

(a) Power. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite power and authority, corporate or otherwise, to conduct its business and to enter into this Agreement and to carry out the provisions hereof.

(b) Due Authorization. The execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action and does not and will not (i) require any consent or approval of its stockholders, (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter or by-laws, or (iii) result in a breach of or constitute a default under any agreement, mortgage, lease, license, permit, patent or other instrument or obligation, written or oral, to which it (or any of its Affiliates) is a party or by which it (or any of its Affiliates) or its (or any of its Affiliate’s) assets may be bound or affected. No authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority or regulatory body is required for the due execution, delivery or performance by it of this Agreement.

(c) Binding Agreement. This Agreement is legally binding upon it, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it (i) does not conflict with any agreement, instrument or understanding, oral or written, to which it (or any of its Affiliates) is a party or by which it (or any of its Affiliates) may be bound, and (ii), to its Knowledge, violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

9.1.2 Mutual Covenants. Each Party hereby covenants to the other Party that:

(a) Grant of Rights; Maintenance of Agreements. It (and its Affiliates) will not during the Term, grant any right to any Third Party that would conflict with the obligations or rights granted to the other Party hereunder. It (and its Affiliates) has (or will have at the time performance is due) maintained and will maintain and keep in full force and effect all agreements (including license agreements) and filings (including patent filings) necessary to perform its obligations hereunder, including by making all required payments thereunder.

(b) Compliance with Standards and Guidelines. Any Development, manufacturing, marketing and sale of Product shall be conducted by it (and its Affiliates) in compliance with cGLP, cGCP and cGMP standard, as applicable to such activities, and all other Applicable Laws.

9.2 Representations, Warranties and Covenants of Myriad to Lundbeck.

9.2.1 Representations and Warranties of Myriad. Except as otherwise disclosed on Schedule 9.2 (the “Myriad Disclosure Schedules”), Myriad represents and warrants to Lundbeck that as of the Effective Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a) Myriad has title to, owns or Controls the Myriad Patents, the Myriad Know-How and all of the other Myriad Intellectual Property licensed to Lundbeck pursuant to this Agreement;

(b) Annex 5 sets forth a true and complete list of the Myriad Patents as of the Effective Date, indicating the current status, date and country of filing and issuance, whether it is owned by Myriad exclusively or jointly or licensed by Myriad, and such Patents are all of the Patents owned or Controlled by Myriad or any of its Affiliates as of the Effective Date related to the Compound or Product in the Territory;

(c) To its Knowledge, Myriad has given Lundbeck access to the material information requested by Lundbeck prior to the Effective Date relating to Myriad Patents, Myriad Know-How, the Compound and the Product in Myriad’s or any of its Affiliate’s possession or under its or its Affiliate’s Control;

(d) Myriad has no Knowledge of any information that would render invalid and/or unenforceable any of the Myriad Patents and none of the Myriad Patents are currently involved in any interference, reissue, reexamination, or opposition proceeding;

(e) There are no claims or actions of which Myriad (or any of its Affiliates) has received notice, and, to Myriad’s Knowledge, there are no allegations made, pending, or threatened, in any court or tribunal or before any governmental agency specifically alleging that any of the Myriad Intellectual Property is invalid, unenforceable or that the use of any such Myriad Intellectual Property constitutes an infringement or misappropriation of Intellectual Property owned by a Third Party;

(f) Myriad has not (and its Affiliates have not) granted any rights related to the Compound or Product to any Third Party which would conflict with the rights granted to Lundbeck hereunder;

(g) As of the Effective Date and during the Term, Myriad has and will have the right to grant the licenses granted in Article 2.1.1;

(h) To Myriad’s Knowledge, there are no published patent applications or patents issued or other intellectual property rights which are owned by a Third Party and which would be misappropriated or infringed by reason of Lundbeck or any of its Affiliates or its Sublicensees developing the Product pursuant to the Joint Development Plan and Budget, or making, using, selling or importing the Compound or any Product for the Initial Indication in the Territory in accordance with the rights and obligations under this Agreement;

(i) To Myriad’s Knowledge, the information furnished by Myriad to Lundbeck under Article 2.3.1 hereof, is accurate in all material respects;

(j) Annex 2 sets forth a list of all material information in the possession of, controlled by, or otherwise Known by Myriad or any of its Affiliates (including any correspondence with, or communications to, any Regulatory Authority) with respect to the safety or efficacy of the Compound or Product, including any notices of adverse findings relating to the Compound or Product and any Adverse Drug Experiences. All documents and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

information listed on Annex 2 have been included in, and made available to Lundbeck prior to the Effective Date as part of the electronic data room or at Myriad’s facility.

(k) Myriad has had no access to any unblinded efficacy or safety data from the International Clinical Trial or from the U.S. Phase III Clinical Trial.

(l) To Myriad’s Knowledge, all research and development conducted by or on behalf of Myriad (or any of its Affiliates) with respect to the Compound and Product has been conducted in compliance with all Applicable Laws relevant to such activities, including without limitation cGLP, cGCPs and cGMP or that any deviations therefrom were corrected in accordance with the requirements of all Applicable Laws relevant to such activities, including without limitation cGLP, cGCPs and cGMP;

(m) Myriad has not (and each of its Affiliate’s has not) entered into a Sublicense with any ETCP and Myriad (and its Affiliates) has no In-Licenses with respect to the Compound or Product in the Territory other than as set forth on Annex 9;

(n) Annex 10 sets forth a true and complete copy (except that the financial information contained therein has been redacted) of the LLUMC Agreement. To Myriad’s Knowledge, the LLUMC Agreement has not been terminated, cancelled or further amended, and remains in full force and effect, and to the Myriad’s Knowledge, each of Encore and LLUMC is, and has been, in full compliance with all material terms of such agreement, and to Myriad’s Knowledge, there exists no event which upon notice or the passage or time, or both, could reasonably be expected to give rise to any material default under such agreement;

(o) Annex 11 sets forth a true and complete copy (except that the financial information contained therein has been redacted) of the Encore Agreement. The Encore Agreement has not been terminated, cancelled or amended and remains in full force and effect and Myriad is, and has been, in full compliance with all material terms of such agreement, and there exists no event which upon notice or the passage or time, or both, could reasonably be expected to give rise to any material default under such agreement;

(p) Annex 12 sets forth a true and complete copy (except that the financial information contained therein has been redacted) of the Mayo Agreement. The Mayo Agreement has not been terminated, cancelled or amended and remains in full force and effect and Myriad is, and has been, in full compliance with all material terms of such agreement, and there exists no event which upon notice or the passage or time, or both, could reasonably be expected to give rise to any material default under such agreement;

(q) Annex 14 sets forth a true and complete copy (except that the financial information contained therein has been redacted) of the Aesica Agreement. The Aesica Agreement has not been terminated, cancelled or amended and remains in full force and effect and Myriad (and its Affiliates) is, and has been, in full compliance with all material terms of such agreement, and there exists no event which upon notice or the passage or time, or both, could reasonably be expected to give rise to any material default under such agreement;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(r) Myriad (and its Affiliates) has not, and to Myriad’s Knowledge no other party to the LLUMC Agreement, the Encore Agreement, the Aesica Agreement or the Mayo Agreement has, committed a material, uncured breach of such agreement, and, to Myriad’s Knowledge, no party to any such agreement has issued a notice of default under such agreement to any other party to such agreement which default has not been cured;

(s) Myriad has made all extension payments pursuant to Section 2.5(c) of the Encore Agreement required to avoid breach of such Agreement, and Encore no longer has the right to modify the license granted under the Encore Agreement to redefine the field pursuant to Section 2.6 of the Encore Agreement;

(t) To Myriad’s Knowledge, (a) LLUMC does not intend to terminate nor has it terminated (i) the right of Encore to make, use or sell a Licensed Product as defined in the Encore Agreement or (ii) the LLUMC Agreement, in accordance with Article XI thereof or (b) LLUMC has not converted any or all of the rights granted to Encore under the LLUMC Agreement from exclusive to non-exclusive;

(u) Myriad has not been debarred by the FDA under the Generic Drug Enforcement Act of 1992 (or by any analogous agency or under any analogous law or regulation), and neither it nor, to its Knowledge, any of its officers or directors has ever been convicted of a felony under the laws of the USA and/or European Union for conduct relating to the development or approval of a drug product or relating to the marketing or sale of a drug product, and further, to its Knowledge, no individual or firm debarred by any governmental authority will participate in the performance, supervision, management or review of the production of Compound or Product supplied to Lundbeck under this Agreement;

(v) To Myriad’s Knowledge, there are no pending or uncorrected citations or adverse conditions noted in any inspection of the Manufacturing Sites which would cause Bulk Drug to be misbranded or adulterated within the meaning of the United States Food, Drug and Cosmetic Act, as amended, or other Applicable Laws;

(w) Notwithstanding the delivery of the LLUMC Termination Notice or the consequences thereof, Myriad has, and shall continue to have (or, during any cure period hereunder shall obtain and thereafter maintain), pursuant to among other things, the Tri-Party Agreement, the exclusive rights and licenses to all patents, know-how and other intellectual property as granted to it under the Encore Agreement (including, without limitation, the Patents set forth on Annex 5 that are indicated as owned by LLUMC (as set forth in the “assignee” column) on such Annex 5, but excluding any such Patents that have expired or been abandoned, disclaimed or revoked by LLUMC, or held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken)), and the right to grant the rights and licenses thereto to Lundbeck hereunder, in each case, as and to the extent required to prevent any material adverse impact on the rights of Lundbeck hereunder. Annex 15 sets forth a true and complete copy of the Tri-Party Agreement. The Tri-Party Agreement has not been terminated, cancelled or amended and remains in full force and effect;

(x) The licenses and rights to intellectual property granted to Myriad (and its Affiliates) under the Sanofi Agreement are not necessary to make (anywhere

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in the world and including at commercial scale), use, sell or import the Compound or Product in or into the Territory.

(y) Myriad owns Intellectual Property that is both required and sufficient to perform the tableting process (including at commercial scale) in accordance with the CMC package as referenced in Article 4.4.3 resulting in a Bulk Drug that conforms with the Specifications, which Intellectual Property is included in the licenses granted to Lundbeck hereunder.

9.2.2 Certain Covenants of Myriad. Myriad hereby covenants to Lundbeck that:

(a) During the Term, Myriad shall: (i) not (and shall cause its Affiliates not to) enter into any subsequent agreement with Encore, LLUMC, Mayo or Aesica that modifies or amends the Encore Agreement, the Mayo Agreement, the Aesica Agreement or the Tri-Party Agreement, in any way, or otherwise waives any rights under the Encore Agreement, the Mayo Agreement, the Aesica Agreement or the Tri-Party Agreement in any way, in each case that materially and adversely affect Lundbeck’s rights or economic interest under this Agreement, (ii) not (and shall cause its Affiliates not to) terminate the Encore Agreement, the Mayo Agreement, the Aesica Agreement or the Tri-Party Agreement, in whole or in part, directly or indirectly, nor commit a material breach of either the Encore Agreement, the Mayo Agreement, the Aesica Agreement or the Tri-Party Agreement that is not cured within the applicable cure period (including, without limitation, making any and all extension payments pursuant to Section 2.5(c) of the Encore Agreement), and (iii) furnish Lundbeck with copies of all notices received by Myriad (or any of its Affiliates) relating to any alleged breach or default by Myriad under the Encore Agreement, the Mayo Agreement, the Aesica Agreement or the Tri-Party Agreement promptly after Myriad’s (or its Affiliate’s) receipt thereof.

(b) Myriad covenants that it and its Affiliates shall not take any action that could reasonably be expected to lead to a termination of the LLUMC Agreement, the Encore Agreement or the Mayo Agreement.

(c) Myriad covenants that in the event that the LLUMC Agreement is terminated, it shall exercise its rights as a third party beneficiary to enforce the provisions of Section 11.4(f) of the LLUMC Agreement to cause LLUMC to be bound as the direct licensor to Myriad under the Encore Agreement. Myriad further covenants that in the event that the Encore Agreement is terminated due to a breach by Encore thereunder, Myriad shall exercise its rights under Section 7.4(a)(i) of the Encore Agreement to cause LLUMC and Myriad to enter into a license agreement pursuant to such Section 7.4(a)(i) (and such license Agreement shall thereafter be referred to hereunder as the “Encore Agreement” and thereafter the term “Encore” shall refer to “LLUMC” under such Agreement.)

(d) Myriad shall (i) be liable to Lundbeck for damages or losses suffered by Lundbeck, its Affiliates and Sublicensees, for the performance by any of Myriad’s Affiliates, Sublicensees or subcontractors of any of Myriad’s obligations, or the exercise of any of Myriad’s rights, in each case, under any applicable provision of this Agreement, to the same extent as if Myriad had performed such obligation, or exercised such rights, itself, and (ii) shall hold Lundbeck harmless from any damages resulting from acts or omissions of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Myriad’s Affiliates, Sublicensees or subcontractors in connection with such activities as set forth in Article 13.2.

(e) To the extent requested by Lundbeck, Myriad shall use Commercially Reasonable Best Efforts to, within thirty (30) days after such request, (i) cause Mayo to enter into direct agreements with Lundbeck (in forms reasonably acceptable to Lundbeck) pursuant to which in the event the Mayo Agreement is terminated for any reason, Mayo will provide a direct license to Lundbeck with respect to its Intellectual Property related to the Compound and/or Product so as to allow Lundbeck to continue to exercise its rights with respect to the Compound and Product in the Territory hereunder and (ii) cause Aesica to enter into direct agreements with Lundbeck (in forms reasonably acceptable to Lundbeck) pursuant to which in the event the Aesica Agreement is terminated for any reason, Aesica will provide a direct license to Lundbeck with respect to its Intellectual Property related to the Compound and/or Product so as to allow Lundbeck to continue to exercise its rights with respect to the Compound and Product in the Territory hereunder.

(f) Bulk Drugs supplied by Myriad to Lundbeck will be manufactured in the Manufacturing Site in accordance with the Supply Terms, cGMP, the Quality Agreement (as referenced in the Supply Terms), the Specifications (as set forth in the Supply Terms), the MAA and/or the IMPD (Investigational Medicinal Product Dossier), as applicable.

(g) Contract manufacturing organizations employed by Myriad or Affiliates shall be acknowledged by the relevant authorities in the country of manufacture and the relevant EU health authorities as approved manufacturers of drugs for human therapeutic use.

9.3 Representations, Warranties and Covenants Of Lundbeck To Myriad.

9.3.1 Representations and Warranties of Lundbeck. Except as otherwise disclosed on Schedule 9.3 (the “Lundbeck Disclosure Schedules”), Lundbeck represents and warrants to Myriad that as of the Effective Date:

(a) Lundbeck has been provided access to, and has had the opportunity to review all material documents provided in the Data Room and has had the opportunity to bring up any material issue of conflict or other relevance.

(b) Lundbeck has sufficient expertise, experience, personnel and resources to evaluate all material information and data relating to the Myriad Intellectual Property, the Compound and the Product provided or made available by Myriad.

(c) Lundbeck has not been debarred by the FDA under the Generic Drug Enforcement Act of 1992 (or by any analogous agency or under any analogous law or regulation), and neither it nor, to its knowledge, any of its officers or directors has ever been convicted of a felony under the laws of the USA and/or European Union for conduct relating to the development or approval of a drug product or relating to the marketing or sale of a drug product, and further, to its Knowledge, no individual or firm debarred by any governmental authority will participate in the research, Development or Commercialisation of the Compound or Product by or on behalf of Lundbeck under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.3.2 Certain Covenants of Lundbeck. Lundbeck hereby covenants to Myriad that:

(a) Lundbeck covenants that it and its Affiliates shall not take any action that could reasonably be expected to lead to a termination of the Encore Agreement, the LLUMC Agreement or the Mayo Agreement as such agreements are set forth on Annexes 10, 11 and 12, as applicable (and for clarity, this Article 9.3.2(a) shall not apply with respect to any redacted portions of such agreements).

(b) Lundbeck shall (i) be liable to Myriad for damages or losses suffered by Myriad, its Affiliates and Sublicensees, for the performance by any of Lundbeck’s Affiliates, Sublicensees or subcontractors of any of Lundbeck’s obligations, or the exercise of any of Lundbeck’s rights, in each case, under any applicable provision of this Agreement, to the same extent as if Lundbeck had performed such obligation, or exercised such rights, itself, and (ii) shall hold Myriad harmless from any damages resulting from acts or omissions of Lundbeck’s Affiliates, Sublicensees or subcontractors in connection with such activities as set forth in Article 13.1.

9.4 Recovery. No Party shall (i) recover from the other Party more than once for a single cause of action under any liability or warranty granted under this Agreement or (ii) recover if such Party has been relieved by or has recovered from a Third Party.

9.5 LIMITATION OF LIABILITY. NO PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS ARTICLE 9.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER ARTICLE XIII.

9.6 Express Warranties. Any claims the Parties may have for breach of warranty shall be based solely on the warranties expressly set forth in this Agreement. Notwithstanding the foregoing, nothing herein shall relieve any Party from any liability for fraud.

9.7 DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT NEITHER PARTY MAKES ANY REPRESENTATIONS NOR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, OR WITH RESPECT TO THE INTELLECTUAL PROPERTY LICENSED HEREUNDER, THE COMPOUND OR THE PRODUCT, OR THAT THE USE OF SUCH INTELLECTUAL PROPERTY, COMPOUND, PRODUCT OR ANYTHING DEVELOPED OR SOLD UNDER THIS AGREEMENT WILL NOT INFRINGE ANY THIRD PARTY RIGHTS. THE LIMITED WARRANTIES CONTAINED IN THIS AGREEMENT ARE THE SOLE WARRANTIES GIVEN BY THE PARTIES AND ARE MADE EXPRESSLY IN LIEU OF AND EXCLUDE ANY IMPLIED REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR TITLE, OR THAT ANY PATENT WILL ISSUE BASED UPON ANY PENDING PATENT APPLICATION OR THAT ANY PATENT WHICH ISSUES OR IS ALREADY ISSUED WILL BE OR IS VALID OR THAT THE USE OF ANY LICENSE GRANTED HEREUNDER OR THE USE OF ANY INTELLECTUAL PROPERTY WILL NOT

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

INFRINGE THE PATENT OR PROPRIETARY RIGHTS OF ANOTHER PERSON, AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY ANY STATUTE, COMMON LAW, OR OTHERWISE ARE HEREBY DISCLAIMED BY EACH PARTY.

9.8 Manufacturing Covenants. The Parties hereby agree and acknowledge that the limitation of remedies provided in [***] shall not apply to a [***] of any [***] of this [***] other than [***] or [***], as relates to [***] with respect to [***] hereunder).

ARTICLE X.

CONFIDENTIALITY

10.1 Undertaking. During the Term, unless provided herein otherwise, each Party shall keep confidential, and shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other confidential or proprietary knowledge, information, documents or materials, owned, developed or first acquired by the other Party (the “Information”), whether in tangible or intangible form, such Information including but not limited to Myriad Intellectual Property and Lundbeck Intellectual Property.

10.1.1 Each Party shall use reasonable care (but in no case less than the degree of care such Party uses with its own Information) to prevent the unauthorised use and disclosure of the other Party’s Information, and to prevent unauthorised persons or entities from obtaining or using such Information.

10.1.2 Each Party may disclose any Information to its Affiliates, officers, employees and agents (including attorneys and consultants), to its Sublicensees and subcontractors, and, in the case of Myriad, to Encore, Mayo and LLUMC, in connection with the research, Development, manufacture, packaging and Commercialisation of the Compounds or Product, to the extent necessary to enable such Parties to perform their obligations hereunder or under the applicable Sublicense or subcontract or the Encore Agreement, Mayo Agreement or LLUMC Agreement, as the case may be; provided, that such Affiliates, officers, employees, agents (including attorneys and consultants), Sublicensees and subcontractors, Encore, Mayo and LLUMC are subject to obligations of confidentiality and non-use at least as strict as those contained in this Agreement and that Myriad shall enforce such obligations in a diligent manner.

10.1.3 Neither Party shall make any use of the other Party’s Information except as expressly permitted hereunder.

10.1.4 Each Party shall be liable for any unauthorised use and disclosure of such information by its officers, employees and agents, Affiliates and any such Sublicensees and subcontractors, and in case of Myriad, for any unauthorised use and disclosure of such information by Encore, Mayo and LLUMC that was disclosed to such party by Myriad or one of Affiliates.

10.2 Exceptions. The provisions of Article 10.1 hereof shall not apply to Information that:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a) was known to the receiving Party prior to the disclosure by the disclosing Party as demonstrated by written records of the receiving Party;

(b) has entered the public domain without such Party’s breach of any obligation owed to the disclosing Party;

(c) is permitted to be disclosed by the prior written consent of the disclosing Party;

(d) has become known to the receiving Party from a source other than the disclosing Party, other than by breach of any obligation of confidentiality owed to the disclosing Party by contract or otherwise, as evidence by written records of the receiving Party;

(e) is independently developed by the receiving Party without breach of this Agreement as proven by written evidence of the receiving Party; or

(f) is required to be disclosed by the receiving Party to comply with Applicable Laws or the order of court of competent jurisdiction, to defend or prosecute litigation arising under this Agreement, or otherwise to comply with its obligations, or enforce its rights, under this Agreement, in each case, provided that the receiving Party provides prior written notice of such disclosure to the disclosing Party in sufficient time to permit the respective Party to object and to take certain precautions (for example, filing of Patents or filing of a protective order), if the respective Party so desires. The receiving Party shall use Commercially Reasonable Best Efforts to take any and all reasonable and lawful actions to avoid or minimize the degree of any such disclosure. The Parties will co-operate in interposing an objection to such requirement or in seeking appropriate limitations or protections in connection therewith.

In addition, nothing in this provision will prevent either of the Parties from issuing statements that such Party reasonably determines to be necessary to comply with Applicable Law (including the disclosure requirements of any stock exchange on which securities issued by such Party are traded); provided that, to the extent practicable under the circumstances, such Party shall provide the other Party with a copy of the proposed text of such statements sufficiently in advance of the scheduled release thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

10.3 Publicity. The Parties may only disclose the statements set forth in Annex 13 as attached hereto (in that form or in substantially similar form) for their press releases or other public communications relating to this Agreement. Should a Party wish to refer to any content beyond the scope of Annex 13 the Parties will agree upon such content of any press release or other public communications relating to this Agreement and the transactions contemplated herein. The timing of the first press release or public communication shall be mutually agreed between the Parties.

10.3.1 Except to the extent defined in Annex 13, or already disclosed in a press release or other public communication approved by the other Party, neither Party shall make a public announcement concerning the existence or the terms of this Agreement shall be made, either directly or indirectly, by Myriad or Lundbeck, except as may be legally required

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by Applicable Laws, regulations, or judicial order including the disclosure requirements of any stock exchange on which securities issued by such Party are traded (provided that, to the extent practicable under the circumstances, such Party shall provide the other Party with a copy of the proposed text of such statements sufficiently in advance of the scheduled release thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text), without first obtaining the approval of the other Party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld. For avoidance of doubt, the foregoing shall not limit either Party’s right or ability to disclose any financial results, including earnings (or losses), incurred in connection with the activities described herein.

10.3.2 The Party desiring to make any such public announcement shall provide the other Party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other Party to comment upon such announcement, prior to public release.

10.4 Publications.

10.4.1 Each Party shall submit to the Publication Committee for review and approval all Reviewable Publications produced by or on behalf of such Party (or any of its Affiliates or Sublicensees) prior to the publication thereof. With respect to any publication concerning the Compound or Product produced by or on behalf of a Party (or any of its Affiliates or Sublicensees) related to Non-Regulatory Clinical Trials, such Party shall, prior to the publication thereof, submit such publication to the Publication Committee for its review and comment (but not approval), and such Party shall consider any comments of the Publication Committee thereto in good faith.

10.4.2 Each Party shall, and shall cause its Affiliates and Sublicensees to, adhere to the Publication Plan.

10.4.3 All publications relating to the Compound and/or the Product shall be prepared, presented and/or published in accordance with pharmaceutical industry accepted guidelines including, but not limited to: (1) International Committee of Medical Journal Editors (ICMJE) guidelines, (2) Uniform Requirements for Manuscripts Submitted to Biomedical Journals: Writing and Editing for Biomedical Publication, (3) Pharmaceutical Research and Manufacturers of America (PhRMA) guidelines, and (4) Principles on Conduct of Clinical Trials and Communication of Clinical Trial Results.

10.4.4 The Parties shall have the right to use reprints of the publications (including posters) produced by or on behalf of either Lundbeck, its Affiliates or Sublicensees or Myriad, its Affiliates or Participating Sublicensees, in each case, relating to the Compound and/or the Product as set forth in the Commercialisation Plan.

10.5 Extension of Obligation. Without limiting the applicability of all restrictions and obligations hereunder, the Parties will specifically obligate their respective Affiliates, subcontractors, Sublicensees or other relevant partners to under this Article X.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.6 Survival. The provisions of this Article X, excluding Article 10.4, shall survive the termination of this Agreement and shall extend for a period of ten (10) years thereafter.

ARTICLE XI.

DISPUTE RESOLUTION

11.1 Governing Law. This Agreement shall be governed by, and interpreted in accordance with the laws of the State of New York, without reference to conflicts of laws principles; provided however, that the validity of all Intellectual Property rights hereunder shall be determined under the laws of that jurisdiction in which those Intellectual Property rights are registered or for which an application for registration has been filed. The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement.

11.2 Disputes; Jurisdiction and Arbitration.

11.2.1 JSC Disputes. In the event that the JSC is unable to resolve a dispute within its authority pursuant to 7.6.4, the disputed matter will be referred to senior (CEO) executives of Myriad and Lundbeck who will discuss the matter in good faith and attempt to find a mutually satisfactory resolution to the issue. If the CEOs of the Parties are unable to reach a joint consensus within thirty (30) days after such dispute is first presented to them, then the provisions of Article 11.2.2 shall apply with respect to such dispute.

11.2.2 Decision Making Authority.

(a) [***] shall have final decision-making authority in resolving conflicts between the Parties relating to the [***], in each case, subject to the exceptions provided in 11.2.2(b) as applicable. In no event shall [***] exercise such decision-making authority in a manner that would (i) [***] or other [***] [***] hereunder [***] to [***] or [***] without the prior written consent of [***] [***] or (ii) [***] activities to be performed by the Parties [***] without the written consent of [***] [***].

(b) [***] shall have final decision-making authority in resolving conflicts between the Parties relating to: (i) [***] that are [***] required by [***] to obtain or maintain [***] for the [***] in the [***] or any [***], (ii) [***] with respect to the Product in the Territory, including any [***], but excluding such matters to the extent relating to the [***], (iii) [***] with respect to the Compound and Product in the Territory to the extent [***] in accordance with the terms of this Agreement, and (iv)[***] of the [***], including the contents of any[***].

(c) [***] shall have final decision-making authority in all matters relating to the [***], including (i) [***], (ii) [***] and (iii) all [***].

(d) Notwithstanding the foregoing, [***] shall exercise any such final decision making authority (and except as otherwise expressly set forth herein, [***] (nor its Affiliates or its Sublicensees) shall undertake any Development or commercialisation of the Product) in a manner that would reasonably be anticipated to have a material adverse affect on the [***] to the [***] that such [***], or are otherwise [***] for the [***] for an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] for which such [***]. To the extent [***] disagree on whether a given decision (or a specific Development or commercialisation activity) would [***] [***], such issue will be resolved pursuant to arbitration as set forth in Article 11.2.3. In addition, any dispute of the [***] which is not resolved pursuant to [***] pursuant to this Article 11.2.2 shall be resolved pursuant to arbitration as set forth in Article 11.2.3.

(e) Notwithstanding the foregoing provisions of Article 11.2.2, neither Party shall exercise its right to finally resolve a dispute pursuant to the provisions of Article 11.2.2, as applicable, in a manner that conflicts with the provisions of this Agreement, excuses such Party from any of its obligations specifically enumerated under this Agreement or in a manner that negates any consent rights or other rights specifically allocated to a Party under this Agreement. In addition, a Party that has the right to finally resolve a dispute pursuant to the provisions of Article 11.2.2 shall act in good faith.

11.2.3 Arbitration. Any dispute relating to the validity, performance, construction or interpretation of this Agreement which cannot be resolved amicably between the Parties (or any other dispute which is subject to arbitration pursuant to Article 11.2.2 or as otherwise expressly set forth in this Agreement) shall be submitted to binding arbitration, to be held in New York, New York, in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the “ICC Rules”). Any arbitration proceeding under this Agreement shall be conducted in the English language before an arbitration panel composed of three (3) arbitrators, who shall be selected as follows: (i) each Party shall select one (1) arbitrator within twenty (20) days after the date on which one of the Parties gives written demand for arbitration in accordance with the ICC Rules; and (ii) the third arbitrator, who shall act as chairman of the arbitration panel, shall be selected by the other two arbitrators, within twenty (20) days after the other two arbitrators have been selected; provided, however, that, in the event that a Party fails to select an arbitrator, or the two arbitrators selected by the Parties fail to select a third arbitrator, in accordance with the provisions of this Article 11.2.3, such arbitrator shall be selected by the Chairman of the International Chamber of Commerce, upon written request therefor by either of the Parties. The decision and award of the arbitrators in any arbitration proceeding between the Parties under this Article 11.2.3 shall be: (i) in writing, stating the reasons therefor; (ii) based solely on the terms and conditions of this Agreement, as interpreted in accordance with the laws of the state of New York; and (iii) final and binding upon the Parties hereto.

11.2.4 Non-Arbitration Matters. For the avoidance of doubt, an impasse between the Parties regarding any matter with respect to which a Party has the right hereunder to withhold its consent, in such Party’s sole discretion or judgment (i.e., all instances wherein the consent right does not include the proviso that it is not to be unreasonably withheld, in which case the reasonableness of withholding such consent shall be subject to arbitration), or any matter that is otherwise committed to the sole discretion or judgment of a Party hereunder, shall not constitute a matter which is subject to arbitration pursuant to Article 11.2.3. In the event of any such impasse, no action shall be taken without the agreement or consent of a Party whose consent is required hereunder or to whose discretion such action is committed, and no action may be blocked by a Party unless its consent thereto is required hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.2.5 Jurisdiction. The Parties consent to the exclusive jurisdiction of the Federal District Court for the Southern District of New York (or, in the event that the Federal District Court for the Southern District of New York lacks subject matter jurisdiction, in the Supreme Court of New York, New York County) in connection with the enforcement or applicability of these provisions and the entry of judgment on any award rendered hereunder. The Parties consent to personal jurisdiction and agree to venue in the federal and state courts of New York, New York for purposes of any dispute subject to this Article XI.

11.2.6 Provisional Remedies. Each Party has the right before or, if the arbitrator(s) cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from any court referenced in Article 11.2.5 for provisional remedies such as attachment, preliminary injunction, replevin, specific performance, or similar remedies, to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

11.2.7 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

ARTICLE XII.

TERM AND TERMINATION

A. TERM

12.1 Term. This Agreement shall become effective upon the Effective Date and the Term of this Agreement (“Term”) shall extend until the expiration of the Royalty Term for all countries within the Territory, unless this Agreement is earlier terminated by mutual agreement between the Parties or otherwise in accordance with the provisions of this Article.

12.2 Termination. The Parties will negotiate with Commercially Reasonable Best Efforts in good faith to find an amicable way to resolve unforeseen problems not dealt with in this Agreement. In case of early termination in accordance with the terms hereof, the Parties will negotiate to find a smooth transition of assets or activities.

B. REASONS FOR TERMINATION

12.3 Termination for Material Breach. In addition to rights of termination which may be granted to either Party under other provisions of this Agreement, either Party may terminate this Agreement upon thirty (30) calendar days prior written notice to the other Party upon the material breach by such other Party of any of its material representations, material warranties, material covenants or material obligations under this Agreement, provided that such termination shall become effective only if the written notice specifies the nature of the breach and the breaching Party shall fail to remedy or cure the breach within one hundred and twenty (120) days of receiving such notice. If a Party’s right to terminate this Agreement pursuant to this Article 12.3 is being disputed by the other Party, which dispute is being diligently pursued by such other Party by appropriate proceedings hereunder, such termination shall not be deemed effective unless an arbitration decision confirms a material breach of this Agreement as described above and the breaching Party fails to cure such breach within sixty (60) days following such arbitration decision. Both Parties will be required to perform in accordance with this Agreement during the pendency of any such dispute.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.4 Termination for Bankruptcy. Myriad or Lundbeck, as the case may be, shall have the right to terminate this Agreement, immediately upon giving written notice of termination to the other Party, in the event that the other Party files a voluntary petition, or suffers the filing of a substantiated involuntary petition under the bankruptcy provisions of Applicable Law, is declared insolvent, undergoes voluntary or involuntary dissolution, makes an assignment for the benefit of creditors, fails or is unable to pay its debts as they come due, or suffers the appointment of a receiver or trustee over all, or substantially all, of its assets or properties. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Paragraph 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Paragraph 101(35A) of the U.S. Bankruptcy Code. The Parties agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party, including under the U.S. Bankruptcy Code, the other Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by such licensee Party of its obligations under this Agreement. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party, including under the U.S. Bankruptcy Code, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) all of such bankrupt party’s Intellectual Property and Know-How that is subject to a license under this Agreement, if not already in such non-bankrupt Party’s possession, and that such materials shall be promptly delivered to such non-bankrupt Party upon any such commencement of a bankruptcy proceeding upon written request therefore by such non-bankrupt Party.

12.5 Termination by Lundbeck. Lundbeck shall be permitted to terminate this Agreement as provided in this Article 12.5.

12.5.1 Regulatory.

(a) Lundbeck shall have the right to terminate this Agreement upon the triggering of any Regulatory Approval Milestone, and for a period of forty-five (45) days thereafter, such termination to be effective upon Lundbeck’s delivery of written notice of termination to Myriad.

(b) After payment of any Regulatory Approval Milestone, Lundbeck may at any time terminate this Agreement upon prior written notice of nine (9) months.

12.5.2 International Clinical Trial. Lundbeck may terminate this Agreement by written notice to Myriad within one hundred twenty (120) calendar days after the fully-analysed clinical final results from the International Clinical Trial first become available to the Parties, if in Lundbeck’s reasonable judgment the results from such trial do not warrant for safety or efficacy further Development by Lundbeck, such judgement being subject to final decision-making authority of Lundbeck, such termination to be effective ten (10) days after such notice. Should Myriad disagree with Lundbeck’s judgement on the basis that Lundbeck has not exercised it discretion reasonably, Myriad may contest this judgement through arbitration. In the event Myriad successfully contests such judgement Lundbeck may elect to either (i) compensate Myriad for any direct damages or losses resulting from such termination or (ii) waive such termination, in which case this Agreement shall remain in full force and effect as if not terminated.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.5.3 Termination in a Particular Country(ies). In the event that Lundbeck reasonably determines that (i) it cannot market, distribute or sell the Products for the Indication(s) in any (or all) country or countries within the Territory on a profitable basis, or (ii) is otherwise unable to commercially reasonably obtain all Regulatory Approvals (to the reasonable satisfaction of Lundbeck, including with respect to the labelling) for the Product in any (or all) country or countries, in each case, Lundbeck shall have the right upon delivering one hundred eighty (180) calendar days written notice to Myriad to delete that country or those countries from the Territory; provided, however that to the extent Lundbeck so deletes all countries from the Territory, Lundbeck shall have the right to terminate this Agreement in its entirety upon such notice.

12.5.4 Termination of LLUMC Agreement. Lundbeck may terminate this Agreement immediately upon written notice in the event that: (i) the LLUMC Agreement is terminated, (ii) LLUMC has terminated Encore’s right to make, use or sell a Licensed Product (as such term is defined under the LLUMC Agreement) or (iii) LLUMC has converted all or any of the rights granted to Encore under the LLUMC Agreement from exclusive to non-exclusive; provided that, in each case, such termination of said agreement or conversion of rights has a material adverse effect on the rights of Lundbeck hereunder.

12.5.5 Patent Challenge. Lundbeck may terminate this Agreement immediately, in the event that Myriad or any of its Affiliates, or any Sublicensees or any agent or any Third Party acting at the direction of Myriad or its Affiliates in connection therewith, directly or indirectly initiates an invalidity or nullity lawsuit against any Lundbeck Patent.

12.5.6 Loss of License Rights. Lundbeck may terminate this Agreement immediately upon written notice in the event that neither Myriad nor any successor to Myriad’s rights under this Agreement Controls all the Patents set forth on Annex 5 (that are indicated as owned by LLUMC (as set forth in the “assignee” column) on such Annex 5) and the other Intellectual Property rights licensed to Myriad pursuant to the Encore Agreement (other than such Patents on Annex 5 that have expired or been abandoned, disclaimed or revoked by LLUMC, or held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken), such that neither Myriad nor any successor to Myriad’s rights under this Agreement can grant to Lundbeck the co-exclusive and exclusive licenses and rights to all such Patents hereunder. In the event of a termination by Lundbeck under this Section 12.5.6, all rights and licenses hereunder shall terminate, subject to Article 12.7.7, and the Parties shall have any and all rights and remedies provided under law or at equity in connection with such termination.

12.5.7 Termination of Encore Agreement. Lundbeck may terminate this Agreement immediately upon written notice in the event that (i) Encore (or its successor) terminates the Encore Agreement for any reason (including pursuant to Section 7.2 or Section 7.6 of such agreement), (ii) Myriad terminates the Encore Agreement pursuant to Section 7.3 of such agreement, or (iii) Myriad terminates the Encore Agreement for any other reason and Myriad does not exercise its rights pursuant to Section 7.4(a)(i) of the Encore Agreement (or LLUMC does not thereafter become bound to Myriad as licensor under the Encore Agreement).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.6 Termination by Myriad.

12.6.1 Patent Challenge. Myriad may terminate this Agreement immediately, in the event that Lundbeck or any of its Affiliates, or any Sublicensees or any agent or any Third Party acting at the direction of Lundbeck or its Affiliates in connection therewith, directly or indirectly initiates an invalidity or nullity lawsuit against any Myriad Patent.

C. EFFECTS OF TERMINATION

12.7 Effect of Termination. Termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the payment of any royalties or other amounts hereunder, which have accrued as to the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

12.7.1 If Lundbeck terminates this Agreement according to Articles 12.5.1, 12.5.2, or 12.5.3, or Myriad terminates this Agreement under Articles 12.3, 12.4 or 12.6, in addition to any other remedies available to Myriad at law or in equity: (A) all licenses granted to Lundbeck for such countries that are covered by termination shall end immediately, or within six (6) months, at Myriad’s sole discretion and Lundbeck shall have no further right to use or cross-reference Myriad’s Data and Regulatory Approvals in such countries, or to use Myriad Intellectual Property, or to use Joint Intellectual Property for the Product in such countries; (B) Lundbeck shall transfer and assign (or license or provide a right of reference, as applicable, to the extent Lundbeck is prohibited from transferring or assigning) to Myriad, any regulatory filings or Regulatory Approvals (e.g. MAs) covering the Product in such countries, all Data Exclusivity and non-clinical and clinical Data owned or Controlled by Lundbeck covering the Product in such countries and all other information (including all Data) owned or Controlled by Lundbeck necessary to enable Myriad to Develop or commercialise Product in such countries, and if terminated for the entire Territory, all Lundbeck ownership portions in any Joint Intellectual Property to the extent these relate exclusively to the Product, at Lundbeck’s costs and without any compensation; (C) if terminated for the entire Territory, at Myriad’s request, Lundbeck shall deliver to Myriad, subject to the payment by Myriad of Lundbeck’s Cost of Goods thereof, all inventory of finished Product for such countries in Lundbeck’s possession or control; and (D) Lundbeck shall grant to Myriad an exclusive, fully-paid-up, transferable, perpetual, royalty free right and license for the Product for such countries under such Lundbeck Intellectual Property (provided that Myriad shall be required to pay any royalties or other amounts due to Third Parties on account of the use of such Lundbeck Intellectual Property).

12.7.2 If Lundbeck has the right to terminate the Agreement under Articles 12.3 or 12.4 or 12.5.4 or 12.5.5, Lundbeck may choose (i) that the Agreement continue in force and effect, provided that Lundbeck’s obligation to make payments hereunder, and certain other rights and obligations of the Parties hereunder, shall be modified as set forth in Article 12.7.3 or (ii) in addition to any other remedies available at law or in equity, that the Agreement and the licenses granted herein shall terminate, either effective immediately or within six (6) months, at Lundbeck’s sole discretion.

12.7.3 If Lundbeck chooses to permit the Agreement to continue as described in Article 12.7.2(i), then this Agreement shall continue in all other respects except that: (i) if the breach or other event triggering Lundbeck’s rights pursuant to Article 12.7.2(i) occurred prior the First Commercial Sale of the Product in the Territory, then the royalties and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

milestones payable under Article 3 shall be reduced by [***] percent ([***]%) for the remainder of the Term and (ii) if the breach or other event triggering Lundbeck’s rights pursuant to Article 12.7.2(i) occurred after the First Commercial Sale of the Product in the Territory, then the royalties and milestones payable under Article 3 shall be reduced by [***] percent ([***]%) for the remainder of the Term. All other remedies that would otherwise be available to Lundbeck hereunder in connection with the breach by Myriad shall be waived by Lundbeck, its Affiliates and Sublicenses if and when Lundbeck chooses to continue its licenses as described in Article 12.7.2(i); provided that, in addition to the reduction of payment obligations in this Article 12.7.3, Lundbeck shall (a) also be permitted to seek indemnification for damages associated with the breach or other event triggering Lundbeck’s rights pursuant to Article 12.7.2(i) and (b) also be permitted to pursue a claim under Article 11.2.3 in the event that the breach or other event triggering Lundbeck’s rights pursuant to Article 12.7.2(i) constituted an act (or acts) of fraud by Myriad (or any of its Affiliates). In addition to the foregoing, if Lundbeck chooses to permit the Agreement to continue as described in Article 12.7.2(i), then the Agreement shall be automatically amended as follows, with no action required by either Party: (1) all Committees (other than the Publication Committee) shall cease to exist and all actions, decisions and determinations which were previously the responsibility of a Committee will thereafter be the responsibility of Lundbeck, (2) all decision making authority of Myriad with respect to the Territory as set forth in Article 11.2.2(a) shall revert to Lundbeck, and Lundbeck shall have the right to make any other final determinations with respect to the Product in the Territory to the extent that the consent of Myriad, or the consent of the Parties jointly, would otherwise be required under this Agreement, (3) Lundbeck will control, at its expense, all Development with respect to the Product for sale in the Territory (including, the right to control all studies and trials set forth in the Joint Development Plan and Budget as of such time) and there shall be no more sharing of any Development Costs (provided that to the extent Lundbeck incurs any Development Costs in connection with activities under the then existing Joint Development Plan and Budget, Lundbeck shall be entitled to deduct [***] percent ([***]%) of such costs from the royalties payable by Lundbeck hereunder), (4) Lundbeck shall have full control of all regulatory matters with respect to the Product in the Territory (provided that for clarity, Myriad shall continue to support Lundbeck in connection therewith as set forth in this Agreement), (5) Lundbeck shall no longer be required to prepare a Commercialisation Plan and (6) Lundbeck shall only be required to continue to fulfill its obligations to share, deliver or otherwise make available Data, Regulatory Documentation, and other information to Myriad hereunder (w) to the extent necessary for Myriad to comply with the LLUMC Agreement, the Encore Agreement and the Mayo Agreement, (x) with respect to Adverse Drug Experience information and any other safety data to the extent reasonably required to enable Myriad to satisfy its pharmacovigilance obligations, to otherwise comply with Applicable Law or as required by Regulatory Authorities (provided that such Adverse Drug Experience information and safety data are not used pursuant to this exception for any other purposes, including to broaden the scope of a regulatory approval), (y) in order for Myriad to prosecute, maintain and defend the Myriad Patents and (z) pursuant to Article 3.3.3 with respect to Sales Reports, pursuant to Article 6.10 with respect to Commercialisation reports, pursuant to Article 8.2 with respect to disclosures of new Lundbeck Inventions, and pursuant to Article 8.14 with respect to updates of Lundbeck Know-How and Lundbeck Patents.

12.7.4 If Lundbeck has the right to terminate the Agreement under Article 12.5.7, Lundbeck may choose (i) that the Agreement continue in force and effect with Encore

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(or its successor) assuming the rights and obligations of Myriad hereunder in accordance with the terms of the Encore Agreement and the Tri-Party Agreement (and Myriad shall assign, and in such case hereby does assign, to Encore (or its successor) all of its right, title and interest in and to this Agreement other than as set forth in Article 12.7.5(z) below), provided that Lundbeck’s obligation to make payments hereunder, and certain other rights and obligations of the Parties (including Encore, as assignee of Myriad), shall be modified as set forth in Article 12.7.5 and Myriad shall take such further actions as set forth in Article 12.7.5 or (ii) in addition to any other remedies available at law or in equity, that the Agreement and the licenses granted herein shall terminate, either effective immediately or within six (6) months, at Lundbeck’s sole discretion.

12.7.5 If Lundbeck chooses to permit the Agreement to continue as described in Article 12.7.4(i), all other remedies that would otherwise be available to Lundbeck hereunder in connection with (i) the termination of the Encore Agreement as set forth in 12.5.7 or (ii) to the extent that there is a breach by Myriad of the Encore Agreement which triggered the termination of the Encore Agreement as set forth in Article 12.5.7 and such events causing such breach by Myriad also constitute a breach by Myriad of this Agreement, then with respect to such breach by Myriad of this Agreement, in each case of (i) and (ii), such other remedies shall be waived by Lundbeck, its Affiliates and Sublicenses if and when Lundbeck chooses to continue its licenses as described in Article 12.7.4(i), provided that, in addition to the reduction of payment obligations (and other modifications to the rights and obligations of the Parties) in this Article 12.7.5, Lundbeck shall (a) also be permitted to seek indemnification for damages associated with the breach or other event triggering Lundbeck’s rights pursuant to Article 12.7.4(i) and (b) also be permitted to pursue a claim under Article 11.2.3 in the event that the event triggering Lundbeck’s rights pursuant to Article 12.7.4(i) constituted an act (or acts) of fraud by Myriad (or any of its Affiliates), and this Agreement shall otherwise continue in all other respects except that:

(w) (I) in the event that the termination of the Encore Agreement as set forth in Article 12.5.7 has a material adverse effect on the rights of Lundbeck hereunder, then (i) if the event triggering Lundbeck’s rights pursuant to Article 12.7.4(i) occurred prior the First Commercial Sale of the Product in the Territory, then the royalties and milestones payable under Article 3 shall be reduced by [***] percent ([***]%) for the remainder of the Term and (ii) if the event triggering Lundbeck’s rights pursuant to Article 12.7.4(i) occurred after the First Commercial Sale of the Product in the Territory, then the royalties and milestones payable under Article 3 shall be reduced by [***] percent ([***]%) for the remainder of the Term or (II) in the event that the termination of the Encore Agreement as set forth in Article 12.5.7 does not have a material adverse effect on the rights of Lundbeck hereunder, then (i) if the event triggering Lundbeck’s rights pursuant to Article 12.7.4(i) occurred prior the First Commercial Sale of the Product in the Territory, then the royalties and milestones payable under Article 3 shall be reduced by [***] percent ([***]%) for the remainder of the Term and (ii) if the event triggering Lundbeck’s rights pursuant to Article 12.7.4(i) occurred after the First Commercial Sale of the Product in the Territory, then the royalties and milestones payable under Article 3 shall be reduced by [***] percent ([***]%) for the remainder of the Term;

(x) the licenses and other rights granted by Myriad to Lundbeck pursuant to clause (z) of this Article 12.7.5 shall be automatic, royalty free and at no-cost to Lundbeck;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

provided, however that in the event that Encore terminated the Encore Agreement as a result of a material breach by Myriad of the Encore Agreement (thus giving rise to Lundbeck’s rights under Article 12.5.7), but such breach by Myriad of the Encore Agreement arose out of a material breach by Lundbeck of this Agreement, then Myriad shall have no obligation to grant licenses nor assign documents or other rights to Lundbeck as set forth in clause (z) of this Article 12.7.5, provided that Lundbeck and Myriad shall negotiate in good faith for a reasonable period of time towards terms on which such licenses and other rights may be granted or assigned to Lundbeck;

(y) the Agreement shall be automatically amended as follows, with no action required by either Party: (1) all Committees (other than the Publication Committee) shall cease to exist and all actions, decisions and determinations which were previously the responsibility of a Committee will thereafter be the responsibility of Lundbeck, (2) all decision making authority of Encore (as successor to Myriad) with respect to the Territory as set forth in Article 11.2.2(a) shall revert to Lundbeck, and Lundbeck shall have the right to make any other final determinations with respect to the Product in the Territory to the extent that the consent of Encore (as successor to Myriad), or the consent of the Parties jointly, would otherwise be required under this Agreement, (3) Lundbeck will control, at its expense, all Development with respect to the Product for sale in the Territory (including, the right to control all studies and trials set forth in Joint Development Plan and Budget as of such time) and there shall be no more sharing of any Development Costs (provided that to the extent Lundbeck incurs any Development Costs in connection with activities under the then existing Joint Development Plan and Budget, Lundbeck shall be entitled to deduct [***] percent ([***]%) of such costs from the royalties payable by Lundbeck hereunder), (4) Lundbeck shall have full control of all regulatory matters with respect to the Product in the Territory (provided that for clarity, Encore (as successor to Myriad) shall continue to support Lundbeck in connection therewith as set forth in this Agreement), (5) Lundbeck shall no longer be required to prepare a Commercialisation Plan and (6) Lundbeck shall only be required to continue to fulfill its obligations to share, deliver or otherwise make available Data, Regulatory Documentation, and other information to Encore (as successor to Myriad) hereunder (w) to the extent necessary for Encore (as successor to Myriad) to comply with the LLUMC Agreement and the Mayo Agreement, (x) with respect to Adverse Drug Experience information and any other safety data to the extent reasonably required to enable Encore (as successor to Myriad) and its sublicensees to satisfy its pharmacovigilance obligations, to otherwise comply with Applicable Law or as required by Regulatory Authorities (provided that such Adverse Drug Experience information and safety data are not used pursuant to this exception for any other purposes, including to broaden the scope of a regulatory approval), (y) in order for Encore (as successor to Myriad) to prosecute, maintain and defend the Myriad Patents and (z) pursuant to Article 3.3.3 with respect to Sales Reports, pursuant to Article 6.10 with respect to Commercialisation reports, pursuant to Article 8.2 with respect to disclosures of new Lundbeck Inventions, and pursuant to Article 8.14 with respect to updates of Lundbeck Know-How and Lundbeck Patents; and

(z) Myriad shall, at Lundbeck and/or Encore’s request (and at no cost to Lundbeck or Encore), as applicable, transfer and assign to Lundbeck or Encore any or all of the following (in each case to the extent so requested by Lundbeck or Encore in their respective sole discretion) (the “Assigned Assets”): (i) to Encore, all of Myriad’s (and any of its Affiliate’s) right, title and interest in and to any agreements (or portions thereof) between

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Myriad (or any of its Affiliates) and Third Parties that relate to the Development, manufacturing or Commercialization of the Product; provided that Myriad shall assign to Lundbeck all of Myriad’s (and any of its Affiliate’s) right, title and interest in and to any such agreements to the extent they relate solely to the Territory; (ii) to Encore, all of Myriad’s (and any of its Affiliate’s) right, title and interest in and to any Promotional Materials and copyrights and trademarks (including any Product Trademarks, but excluding any Myriad Marks), including any goodwill associated therewith, any registrations and design patents for the foregoing and any Internet domain name registrations for such trademarks and slogans, all to the extent related solely to the Product, provided that Myriad shall assign to Lundbeck all of Myriad’s (and any of its Affiliate’s) right, title and interest in and to any such Promotional Materials, copyrights, trademarks and other such assets to the extent they relate solely to the Territory, (iii) to Encore, the right to management and continued performance of any Clinical Trials related to the Product, provided that Myriad shall assign to Lundbeck all of Myriad’s (and any of its Affiliate’s) right, title and interest in and to any such rights to such Clinical Trials to the extent related solely to the sale of the Product in the Territory, and (iv) subject to Encore’s rights under Section 7.4 of the Encore Agreement, to Encore, all of Myriad’s (and any of its Affiliate’s) right, title and interest in and to any and all regulatory filings, Regulatory Approvals, Data and Regulatory Documentation related to the Product provided that Myriad shall assign to Lundbeck all of Myriad’s (and any of its Affiliates’) right, title and interest in and to any such regulatory filings, Regulatory Approvals, Data and Regulatory Documentation related to the Product to the extent relevant solely to the Territory; provided that to the extent that any agreement or other asset described in this clause (z) of this Article 12.7.5 is not assignable by Myriad as provided herein, or if Encore does not take an assignment of rights that has utility within the Territory, then such agreement or other asset will not be assigned, and upon the request of Encore or Lundbeck, Myriad will take such steps as may be necessary to allow Encore or Lundbeck, as applicable, to obtain and to enjoy the benefits of such agreement or other asset in connection with the exercise of its rights hereunder as if such assets were assigned as provided herein, without additional payment therefor, in the form of a license or other right, and Myriad shall maintain such assets and comply with all such agreements in all respects for the benefit of Encore and Lundbeck. In addition to the foregoing, upon the occurrence of the event triggering Lundbeck’s rights pursuant to Article 12.7.4(i), if Lundbeck chooses to permit the Agreement to continue as provided in Article 12.7.4(i), Myriad shall grant, and hereby does grant, to Encore a perpetual, irrevocable, paid-up, exclusive license and right of reference (with the right to grant sublicenses) under all Myriad Intellectual Property, Regulatory Documentation and Regulatory Approvals subject to this Agreement to research, develop, manufacture, package, import, market, promote, sell, distribute and use Compound and Product, for the Initial Indication and any Agreed Indications, throughout the Territory (and such rights shall be automatically deemed sublicensed to Lundbeck pursuant to the terms of this Agreement). To the extent Lundbeck takes assignment of any of the Assigned Rights, Lundbeck shall grant, and hereby does grant, to Encore a perpetual, irrevocable, paid-up, exclusive license and right of reference (with the right to grant sublicenses) under all such Assigned Assets to research, develop, manufacture, package, import, market, promote, sell, distribute and use Compound and Product solely for sale outside the Territory. Lundbeck agrees to indemnify Myriad for use by it, its Affiliates, sublicensees, subcontractors and agents of any and all Assigned Assets assigned to Lundbeck pursuant to this Article 12.7.5(z) and Encore agrees to indemnify Myriad for use by it, its Affiliates, sublicensees, subcontractors and agents of any and all Assigned Assets assigned to Encore pursuant to this Article 12.7.5(z). Encore hereby agrees

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and acknowledges that all Assigned Rights assigned to it pursuant to this provision shall be included in the rights and licenses granted to Lundbeck hereunder. Myriad hereby agrees and acknowledges that the provisions of this Article 12.7.5(z) shall survive with respect to, and shall continue to be binding on, Myriad notwithstanding the assignment of all of Myriad’s right, title and interest in and to this Agreement. As used in this Article 12.7.5, “Encore” shall refer to Encore or any of its successors or assigns of its rights under the Encore Agreement.

12.7.6 Upon expiration of this Agreement pursuant to Article 12.1, if Lundbeck has made all payments as and when they became due hereunder (including with respect to any cure period), and Lundbeck is not otherwise in breach of any of its material obligations hereunder (subject to cure during any cure period), then Lundbeck shall have a perpetual, irrevocable, paid-up, non-exclusive license and right of reference under the Myriad Intellectual Property, Regulatory Documentation and regulatory approvals to research, develop, manufacture, package, import, market, promote, sell, distribute and use the Product in the Territory after the expiration of the Royalty Term; provided that Lundbeck shall not be permitted to use the Myriad Mark pursuant to such license except (x) to the extent such use is required to maintain any Product Regulatory Approvals and (y) to allow Lundbeck to sell, use or otherwise dispose of any existing inventory of Product or Promotional Materials containing the Myriad Mark.

12.7.7 Survival. Notwithstanding anything to the contrary contained herein, in addition to the rights and obligations referenced in Article 12.7, the following provisions shall survive any expiration or termination of this Agreement: Articles 2.9, 3.10, 3.11, 3.13, 4.4.5, 5.7, 6.8 (solely with respect to Product sold prior to expiration or termination of this Agreement), 8.3, 9.4, 9.5, 9.6, 9.7, 11.1, 11.2.3, 11.2.4, 11.2.5, 11.2.6, and 11.2.7, and Article X (to the extent set forth in Article 10.6), Article XII, Article XIII (with respect to acts or events occurring prior to such expiration or termination) and Article XIV. Except as set forth in this Article 12.7.7 or otherwise expressly set forth herein, upon termination or expiration of this Agreement all other rights and obligations of the Parties shall cease.

ARTICLE XIII.

INDEMNIFICATION

13.1 Indemnification by Lundbeck. Lundbeck will indemnify and hold Myriad, and its Affiliates, and their employees, officers, directors and agents (each a “Myriad Indemnitee”) harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a “Loss”), asserted against or suffered by a Myriad Indemnitee in connection with a claim asserted by a Third Party against a Myriad Indemnitee to the extent such Loss is based on or arises out of:

13.1.1 the research, Development, manufacture, packaging, use, Commercialisation, sale, storage or handling of the Compound or a Product by Lundbeck or its Affiliates, or its or their representatives, agents, Sublicensees or subcontractors (in each case, excluding a Myriad Indemnitee), or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of Intellectual Property rights);

13.1.2 the breach by Lundbeck of any of its material obligations, covenants, representations or warranties set forth in this Agreement;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.1.3 acts or omissions of any of Lundbeck’s Affiliates, or its or their representatives, agents, Sublicensees or subcontractors that constitute material breach of any provisions of this Agreement;

13.1.4 the negligence or intentional misconduct of Lundbeck or its Affiliates, or its or their representatives, agents, Sublicensees or subcontractors (in each case, excluding any Myriad Indemnitee) relating to the matters that are the subject of this Agreement; or

13.1.5 any matter set forth on the Lundbeck Disclosure Schedules;

13.1.6 provided however, that the foregoing indemnification under Article 13.1 shall not apply to any Loss to the extent such Loss is caused by the breach by a Myriad Indemnitee of any material obligation, covenant, representation or warranty set forth in this Agreement, or the negligent or intentional misconduct of a Myriad Indemnitee.

13.2 Indemnification by Myriad. Subject to the limitations provided in Article 5.7 as applicable, Myriad will indemnify and hold Lundbeck and its Affiliates, and their employees, officers, directors and agents (each a “Lundbeck Indemnitee”) harmless against any Loss, asserted against or suffered by a Lundbeck Indemnitee in connection with a claim asserted by a Third Party against a Lundbeck Indemnitee to the extent such Loss is based on or arises out of:

13.2.1 the research, Development, manufacture, packaging, use, commercialisation, sale, storage or handling of the Compound or a Product, by Myriad or its Affiliates or its or their representatives, agents, Sublicensees or subcontractors (in each case, excluding any Lundbeck Indemnitee), or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of Intellectual Property rights);

13.2.2 the breach by Myriad of any of its material obligations, covenants, representations or warranties set forth in this Agreement;

13.2.3 acts or omissions of any of Myriad’s Affiliates, or its or their representatives, agents, Sublicensees or subcontractors that constitute material breach of any provisions of this Agreement;

13.2.4 the negligence or intentional misconduct of Myriad or its Affiliates, or its or their representatives, agents, Sublicensees or subcontractors (in each case, excluding any Lundbeck Indemnitee) relating to the matters that are the subject of this Agreement; or

13.2.5 any matter set forth on the Myriad Disclosure Schedules;

13.2.6 provided however, that the foregoing indemnification under Article 13.2 shall not apply to any Loss to the extent such Loss is caused by the breach by a Lundbeck Indemnitee of any material obligation, covenant, representation or warranty set forth in this Agreement, or the negligent or intentional misconduct of a Lundbeck Indemnitee.

13.3 Control of Defense. In the event a Party seeks indemnification under Article XIII, it shall inform the other Party (the “Indemnifying Party”) of a claim as soon as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration and with an unconditional release of claims against the indemnitee), and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The indemnitee shall be entitled to participate, at its own expense and with its own counsel, in the defense of any indemnified claim and the Indemnifying Party shall not settle or compromise any such matter in any manner which would have an adverse effect upon the indemnitee without such indemnitee’s consent, which shall not be unreasonably withheld or delayed. In addition, if the Indemnifying Party believes that it is not obligated to provide indemnity as to a matter as to which it is requested to do so by an indemnitee and promptly so notifies the indemnitee, the indemnitee may either take action to enforce its rights hereunder or assume the defense of such claim with its own counsel at its own expense, provided that the Indemnifying Party will be responsible for the payment of such expenses if it is ultimately determined such indemnitee was entitled to indemnification hereby.

13.4 Mitigation. For the avoidance of doubt no Party shall recover from the other Party more than once for a single cause of action under an indemnity granted by an Indemnifying Party pursuant to this Agreement or recover if or to the extent the indemnitee has been relieved by or recovered from any Third Party. Each Party shall take and shall cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy a breach that gives rise to the Loss.

13.5 Insurance.

13.5.1 During the Term hereof, Lundbeck, at its own expense, shall to the extent it Develops and Commercialises the Product as contemplated hereby, within the Territory maintain insurance, including product liability, bodily harm and property insurance, in an amount consistent with indemnity standards for claims and actions that might be brought against it in connection with the activities contemplated to be performed by Lundbeck hereunder. If requested, Lundbeck shall provide Myriad a certificate of insurance evidencing such coverage. Upon request Myriad shall provide to Lundbeck all necessary documentation e.g. contingency plans that are required for Lundbeck to obtain business interruption insurance. Myriad shall subsequently keep Lundbeck updated on any changes hereto and Lundbeck shall be entitled to notice from the insurance carrier in the event the policy is materially amended or terminated.

13.5.2 During the Term hereof, Myriad, at its own expense, shall to the extent it manufactures the Product as contemplated hereby, within the Territory maintain insurance, including product liability, bodily harm and property insurance, in an amount consistent with indemnity standards for claims and actions that might be brought against it in connection with the activities contemplated to be performed by Myriad hereunder. If requested, Myriad shall provide Lundbeck a certificate of insurance evidencing such coverage. Upon request Lundbeck shall provide to Myriad all necessary documentation e.g. contingency plans that are required for Myriad to obtain business interruption insurance. Lundbeck shall subsequently keep Myriad updated on any changes hereto and Myriad shall be entitled to notice from the insurance carrier in the event the policy is materially amended or terminated.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE XIV.

MISCELLANEOUS PROVISIONS

14.1 Official Language. English shall be the official language of this Agreement, and all communications between the Parties hereto shall be conducted in that language.

14.2 Clinical Quality Assurance Agreement. As soon as practicably possible after the Effective Date, the Parties shall enter into a separate and more detailed agreement concerning quality assurance in relation to clinical research, including Investigational Medicinal Product, and data protection. Such agreement shall specifically include an obligation on the part of each of the Parties, whereby the Parties shall be obligated to reasonably aid and assist each other to the extent that either Party is required to comply with specific regulatory requirements and to the extent such compliance is dependent upon the cooperation between the Parties in the delivery of required information, documents and material.

14.3 Pharmacovigilance. Each Party shall, and shall cause its respective Affiliates and Sublicensees to, furnish timely notice (as required by applicable worldwide regulations) to all competent governmental agencies within the Territory or outside the Territory of all side effects, drug interactions and other adverse effects identified or suspected with respect to the Product for the Indications administered, distributed, marketed and sold under authority of any IND, NDA or regulatory approvals issued by such governmental agencies. Each Party shall provide the other Party hereto with all necessary assistance in complying with all adverse reaction reporting requirements established by, or required under, any applicable IND, NDA or regulatory approvals and/or Applicable Law within or outside the Territory. Myriad shall provide Lundbeck with timely information, in accordance with the time frames set forth below, on any serious adverse reactions outside the Territory to the extent that such serious adverse reactions could affect any Regulatory Approval in the Territory, or relate to the safety, efficacy or potency of the Product. Each Party shall, and shall cause its Affiliates and Sublicenses to, furnish the other Party within five (5) calendar days of “date first learned” written report of all such life-threatening or fatal side effects, drug interactions and other adverse effects reported to such Party or its Affiliates and Sublicenses regarding Product. Each Party shall, and shall cause its Affiliates and Sublicenses to, furnish the other Party within ten (10) calendar days of “date first learned” written report of all such non life-threatening and non-fatal side effects, drug interactions and other adverse effects reported to such Party or its Affiliates and Sublicenses regarding Product. Each Party shall endeavour to obtain, and to furnish to the other Party hereto, such information, including patients, circumstances, consequences and sources of information, reasonably sufficient to permit the other Party to evaluate such side effects, drug interactions or other adverse effects of the Product for the Indications. Each Party shall retain all documents, reports, studies and other materials relating to any and all such side effects, drug interactions, or other adverse effects, as the case may be. Upon reasonable written notice, each Party shall permit the other Party hereto to inspect, and to make copies of, all such documents, reports, studies and other materials. Each Party shall provide the other Party hereto with such assistance as the other Party shall reasonably request in connection with the identification, analysis, mitigation and elimination of all such side effects, drug interactions and other adverse effects with respect to the Product for the Indications. In connection therewith, within ninety (90) days after the Effective Date, the Parties shall agree upon and enter into a pharmacovigilance agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reasonably acceptable to each of the Parties. The Parties shall thereafter make such amendments to such agreement as are reasonably required to integrate and coordinate pharmacovigilance compliance efforts with any ETCP.

14.4 Compliance with Laws. Nothing in this Agreement shall be deemed to permit a Party to export, including outside Territory, re-export or otherwise transfer any Compound or Product sold under this Agreement without compliance with Applicable Laws. No later than six (6) months prior to any planned launch of a product that is to be marketed and/or sold for the Initial Indication and all Agreed Indications (if any) in the Territory, the Parties shall initiate negotiations, if relevant, in order to avoid any conflict with relevant competition laws.

14.5 Waiver. No provision of the Agreement may be waived except in writing by both Parties hereto. No failure or delay by either Party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of a particular right or waiver of any right or remedy on any subsequent occasion unless provided otherwise in this Agreement.

14.6 Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any Term of this Agreement, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts, acts of God, or any other cause beyond the reasonable control of the affected Party if such Party has taken all diligently reasonable precautions to avoid such cause.

14.7 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

14.8 No Brokerage. Each Party represents and warrants to the other that, except to the extent any such payment is the sole responsibility of such Party, no finder’s fee, brokerage fee, commission or other payment is due to any Third Party claiming through such Party or its Affiliates with respect to the execution of this Agreement or the consummation of the transactions contemplated hereby.

14.9 Registration of License. Each Party, where applicable, may, at its expense, register the License granted under this Agreement in any country in the Territory. Upon request by a Party, the other Party agrees promptly to execute any “short form” licenses submitted to it by such Party in order to affect the foregoing registration in such country, but such licenses shall in no way alter or affect the obligations of the Parties hereunder.

14.10 Severability. It is the intention of the Parties to comply with all applicable laws domestic or foreign in connection with the performance of its obligations hereunder. In the event that any provision of this Agreement, or any part hereof, is found invalid or unenforceable, the remainder of this Agreement will be binding on the Parties hereto, and will be construed as if the invalid or unenforceable provision or part thereof had been deleted, and the Agreement shall be deemed modified to the extent necessary to render the surviving provisions enforceable to the fullest extent permitted by law unless the initial intention of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement is no longer reflected by the surviving provisions. The Parties will negotiate in good faith any modification of this Agreement with a view to revising this Agreement in a manner which reflects, as closely as is reasonably practicable, the commercial terms and legal intent of this Agreement as originally signed.

14.11 Government Acts. In the event that any act, regulation, directive, or law of a government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of Lundbeck or Myriad under this Agreement, the Party, if any, not so affected shall have the right, at its option, to suspend or terminate this Agreement as to such country, unless good faith negotiations between the Parties to make such modifications to this Agreement as may be necessary to fairly address the impact thereof, after a reasonable period of time produce objectively acceptable modifications to this Agreement.

14.12 Government Approvals. Each Party undertakes to obtain any government approval required to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each Party will keep the other informed of progress in obtaining any such approvals.

14.13 Assignment. Except as provided in Articles 2.1 and 2.2, neither Party shall have the right or the power to assign any of its rights or any of its obligations under this Agreement, without the prior written authorization of the other Party, which authorization shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Lundbeck may assign this Agreement in whole or in part to an Affiliate (provided that, as a precondition to such an assignment to an Affiliate, H. Lundbeck A/S shall provide a guaranty of such Affiliate’s obligations hereunder) or successor company (whether by merger, asset acquisition or otherwise) and Myriad shall be free to assign this Agreement to any Affiliate (provided that, as a precondition to such an assignment to an Affiliate, Myriad Genetics, Inc. shall provide a guaranty of such Affiliate’s obligations hereunder) or successor company (whether by merger, asset acquisition or otherwise). Any permitted assignment hereunder by either Party, whether to an Affiliate or pursuant to the prior written authorization of the other Party as provided in this Article shall not relieve the assigning Party of any of its obligations under this Agreement. Any assignment or attempted assignment by either Party in violation of the terms of this Article 14.13 shall be null, void and of no legal effect.

14.14 Affiliates. Each Party may perform its obligations hereunder personally or through one or more Affiliates, although each Party shall nonetheless be solely responsible for the performance of its Affiliates. Neither Party shall permit any of its Affiliates to commit any act (including any act of omission), which such Party is prohibited hereunder from committing directly.

14.15 Counterparts. This Agreement may be executed in duplicate, both of which shall be deemed to be originals, and both of which shall constitute one and the same Agreement. This Agreement shall be deemed executed and delivered by the Parties upon the delivery by the second Party of a signed copy of the signature page below, such delivery to be deemed to occur upon receipt of such signed copy of the signature page by facsimile transmission by the first Party, with originally executed copies to be exchanged promptly thereafter by the Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.16 No Agency. Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between Lundbeck and Myriad. Notwithstanding any of the provisions of this Agreement, neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever. Subject to the terms and conditions of this Agreement, all contracts, expenses and liabilities undertaken or incurred by one Party in connection with or relating to the Development, manufacture, packaging or sale of the Compound or Product shall be undertaken, incurred or paid exclusively by that Party, and not as an agent or representative of the other Party.

14.17 Notice. All communications between the Parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one Party to the other by notice pursuant hereto, by prepaid certified air mail, or by cable, telex, facsimile transmission, or other electronic means of communication (such electronic means shall be deemed received when confirmed), with confirmation by letter given by the close of business on or before the next following business day.

If to Lundbeck, at:

H. Lundbeck A/S

Ottiliavej 9

2500 Valby

Denmark

Fax: +45 3643 8275

Attention: Corporate Business Development

with a copy to:

Lundbeck Legal Affairs

Fax: + 45 3643 8249

Attention: General Counsel

and if to Myriad, at:

Myriad Genetics, Inc.

320 Wakara Way

Salt Lake City, Utah 84108

USA

Fax: +1 801 584 3640

Attention: President

With copies to:

Myriad Genetics, Inc.

320 Wakara Way

Salt Lake City, Utah 84108

USA

Fax: +1 801 584 3640

Attention: General Counsel

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Goodwin Procter

Exchange Place

Boston, MA 02109

USA

Fax: +1 617 523 1231

Attention: Christopher J. Denn

14.18 Headings. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

14.19 Language. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” are not limiting; (b) “hereof”, “hereto”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) words of one gender include the other gender; (d) references to a contract or other agreement mean such contract or other agreement as from time to time amended, modified or supplemented (to the extent permitted by this agreement); (e) references to an entity or person are also to its permitted successors and assigns; (f) references to an “Article”, “Section”, “Annex”, “Exhibit” or “Schedule” refer to an Article or Section of, or an Exhibit or Schedule to, this Agreement, unless expressly stated otherwise; and (g) references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the date of this Agreement.

14.20 Authority. The undersigned represent that they are authorised to sign this Agreement on behalf of the Parties hereto. The Parties each represent that no provision of this Agreement will violate any other agreement that such Party may have with any other person. Each Party has relied on that representation in entering into this Agreement.

14.21 No Strict Construction; Interpretation. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

14.22 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instruments, and to perform all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.23 Entire Agreement. This Agreement, including the Annexes appended hereto, contains the entire understanding of the Parties relating to the matters referred to herein and may only be amended by a written document, duly executed on behalf of the respective Parties. For clarity, this Agreement [***] the [***] of the [***], and from and after the Effective Date, the [***] shall [***] and [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[NO FURTHER TEXT ON THIS PAGE]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorised representatives in duplicates as of the day, month and year first above written.

Myriad Genetics, Inc

Signature:

Name:

Function:

Date:

Signature:

Name:

Function:

Date:

H. Lundbeck A/S

Signature:

Name:

Function:

Date:

Signature:

Name:

Function:

Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LIST OF ANNEXES AND SCHEDULES

ANNEX 1 COST OF GOODS

ANNEX 2 DATA ROOM LIST

ANNEX 3 INITIAL COMMERCIALISATION PLAN

ANNEX 4 INITIAL JOINT DEVELOPMENT PLAN AND BUDGET

ANNEX 5 MYRIAD PATENTS

ANNEX 6 SUPPLY TERMS

ANNEX 7 TERRITORY

ANNEX 8 LIST OF CURRENT PRODUCT CLINICAL TRIALS SPONSORED BY MYRIAD

ANNEX 9 MYRIAD IN-LICENSES

ANNEX 10 LLUMC AGREEMENT

ANNEX 11 ENCORE AGREEMENT

ANNEX 12 MAYO AGREEMENT

ANNEX 13 PRESS STATEMENTS

ANNEX 14 AESICA AGREEMENT

ANNEX 15 TRI-PARTY AGREEMENT

ANNEX 16 SPECIFICATIONS

SCHEDULE 9.2 MYRIAD DISCLOSURE SCHEDULES

SCHEDULE 9.3 LUNDBECK DISCLOSURE SCHEDULES

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 1

COST OF GOODS

The Cost of Goods shall be as determined as below to the extent manufactured by Lundbeck and/or Myriad:

The Cost of Goods covers the cost of manufacturing at Lundbeck and/or Myriad ([***]. The objective is for all allocations to be fair and equitable.

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 2

DATA ROOM LIST

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2

Contents of the Data Room (Electronic and Physical)

License & Collaboration Agreement between Myriad Genetics Inc and H.Lundbeck A/S

I.	Clinical Studies Protocols and Reports Provided during Lundbeck’s [***] Diligence Visit

Group	Type	Code	Document Number	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 1 of 78

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 2 of 78

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 3 of 78

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

II. Non-Clinical Studies during Lundbeck’s [***] Diligence Visit

Group	Type	Document Number	Title
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 4 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 5 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 6 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 7 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 8 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]		[***]

III. Presentations and Materials Provided on [***], as shown below and provided in the Data Room in the following locations:

i.	Flurizan Project\9. Data Room\Other Disclosures\

ii.	[***]Flurizan Project\9. Data Room\Other Disclosures\Lundbeck [***]\[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 9 of 78

IV. [***] Correspondence: IND [***] INDEX, MPC-7869 (Alzheimer’s)

Index No.	Date	Originator	Recipient	Description	Serial Number
581	[***]	[***]	[***]	[***]

580	[***]	[***]	[***]	[***]	220

579	[***]	[***]	[***]	[***]

578	[***]	[***]	[***]	[***]	219

577	[***]	[***]	[***]	[***]

576	[***]	[***]	[***]	[***]

575	[***]	[***]	[***]	[***]

574	[***]	[***]	[***]	[***]

573	[***]	[***]	[***]	[***]	218

572	[***]	[***]	[***]	[***]

571	[***]	[***]	[***]	[***]	217

570	[***]	[***]	[***]	[***]

569	[***]	[***]	[***]	[***]

568	[***]	[***]	[***]	[***]

567	[***]	[***]	[***]	[***]	216

566	[***]	[***]	[***]	[***]

565	[***]	[***]	[***]	[***]

564	[***]	[***]	[***]	[***]	215

563	[***]	[***]	[***]	[***]

562	[***]	[***]	[***]	[***]

561	[***]	[***]	[***]	[***]	214

560	[***]	[***]	[***]	[***]

559	[***]	[***]	[***]	[***]	213

558	[***]	[***]	[***]	[***]

557	[***]	[***]	[***]	[***]	212

556	[***]	[***]	[***]	[***]

555	[***]	[***]	[***]	[***]

554	[***]	[***]	[***]	[***]

553	[***]	[***]	[***]	[***]	211

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 10 of 78

552	[***]	[***]	[***]	[***]

551	[***]	[***]	[***]	[***]	210

550	[***]	[***]	[***]	[***]

549	[***]	[***]	[***]	[***]

548	[***]	[***]	[***]	[***]

547	[***]	[***]	[***]	[***]

546	[***]	[***]	[***]	[***]

545	[***]	[***]	[***]	[***]

544	[***]	[***]	[***]	[***]

543	[***]	[***]	[***]	[***]

542	[***]	[***]	[***]	[***]

541	[***]	[***]	[***]	[***]

540	[***]	[***]	[***]	[***]	209

539	[***]	[***]	[***]	[***]

538	[***]	[***]	[***]	[***]	208

537	[***]	[***]	[***]	[***]

536	[***]	[***]	[***]	[***]	207

535	[***]	[***]	[***]	[***]

534	[***]	[***]	[***]	[***]

533	[***]	[***]	[***]	[***]	206

532	[***]	[***]	[***]	[***]

531	[***]	[***]	[***]	[***]	205

530	[***]	[***]	[***]	[***]

529	[***]	[***]	[***]	[***]

528	[***]	[***]	[***]	[***]	204

527	[***]	[***]	[***]	[***]

526	[***]	[***]	[***]	[***]	203

525	[***]	[***]	[***]	[***]

524	[***]	[***]	[***]	[***]	202

523	[***]	[***]	[***]	[***]

522	[***]	[***]	[***]	[***]	201

521	[***]	[***]	[***]	[***]

520	[***]	[***]	[***]	[***]	200

519	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 11 of 78

518	[***]	[***]	[***]	[***]	199

517	[***]	[***]	[***]	[***]

516	[***]	[***]	[***]	[***]	198

515	[***]	[***]	[***]	[***]

514	[***]	[***]	[***]	[***]	197

513	[***]	[***]	[***]	[***]

512	[***]	[***]	[***]	[***]	196

511	[***]	[***]	[***]	[***]

510	[***]	[***]	[***]	[***]	195

509	[***]	[***]	[***]	[***]

508	[***]	[***]	[***]	[***]

507	[***]	[***]	[***]	[***]

506	[***]	[***]	[***]	[***]

505	[***]	[***]	[***]	[***]	194

504	[***]	[***]	[***]	[***]

503	[***]	[***]	[***]	[***]	193

502	[***]	[***]	[***]	[***]	192

501	[***]	[***]	[***]	[***]

500	[***]	[***]	[***]	[***]

499	[***]	[***]	[***]	[***]

498	[***]	[***]	[***]	[***]	191

497	[***]	[***]	[***]	[***]

496	[***]	[***]	[***]	[***]

495	[***]	[***]	[***]	[***]

494	[***]	[***]	[***]	[***]	190

493	[***]	[***]	[***]	[***]

492	[***]	[***]	[***]	[***]	189

491	[***]	[***]	[***]	[***]

490	[***]	[***]	[***]	[***]	188

489	[***]	[***]	[***]	[***]

488	[***]	[***]	[***]	[***]	187

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 12 of 78

487	[***]	[***]	[***]	[***]	187

486	[***]	[***]	[***]	[***]

485	[***]	[***]	[***]	[***]

484	[***]	[***]	[***]	[***]	186

483	[***]	[***]	[***]	[***]

482	[***]	[***]	[***]	[***]	185

481	[***]	[***]	[***]	[***]

480	[***]	[***]	[***]	[***]	184

479	[***]	[***]	[***]	[***]	183

478	[***]	[***]	[***]	[***]

477	[***]	[***]	[***]	[***]

476	[***]	[***]	[***]	[***]	182

475	[***]	[***]	[***]	[***]

474	[***]	[***]	[***]	[***]	181

473	[***]	[***]	[***]	[***]

472	[***]	[***]	[***]	[***]	180

471	[***]	[***]	[***]	[***]

470	[***]	[***]	[***]	[***]	179

469	[***]	[***]	[***]	[***]

468	[***]	[***]	[***]	[***]	178

467	[***]	[***]	[***]	[***]

466	[***]	[***]	[***]	[***]

465	[***]	[***]	[***]	[***]	177

464	[***]	[***]	[***]	[***]

463	[***]	[***]	[***]	[***]	176

462	[***]	[***]	[***]	[***]

461	[***]	[***]	[***]	[***]

460	[***]	[***]	[***]	[***]	175

459	[***]	[***]	[***]	[***]

458	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 13 of 78

457	[***]	[***]	[***]	[***]	174

456	[***]	[***]	[***]	[***]	173

455	[***]	[***]	[***]	[***]

454	[***]	[***]	[***]	[***]

453	[***]	[***]	[***]	[***]

452	[***]	[***]	[***]	[***]	174

451	[***]	[***]	[***]	[***]

450	[***]	[***]	[***]	[***]	173

449	[***]	[***]	[***]	[***]

448	[***]	[***]	[***]	[***]	172

447	[***]	[***]	[***]	[***]

446	[***]	[***]	[***]	[***]

445	[***]	[***]	[***]	[***]	171

444	[***]	[***]	[***]	[***]	170

443	[***]	[***]	[***]	[***]	169

442	[***]	[***]	[***]	[***]

441	[***]	[***]	[***]	[***]

440	[***]	[***]	[***]	[***]	168

439	[***]	[***]	[***]	[***]	167

438	[***]	[***]	[***]	[***]

437	[***]	[***]	[***]	[***]	166

436	[***]	[***]	[***]	[***]	165

435	[***]	[***]	[***]	[***]

434	[***]	[***]	[***]	[***]	164

433	[***]	[***]	[***]	[***]

432	[***]	[***]	[***]	[***]	163

431	[***]	[***]	[***]	[***]

430	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 14 of 78

429	[***]	[***]	[***]	[***]	162

428	[***]	[***]	[***]	[***]

427	[***]	[***]	[***]	[***]

426	[***]	[***]	[***]	[***]

425	[***]	[***]	[***]	[***]	161

424	[***]	[***]	[***]	[***]

423	[***]	[***]	[***]	[***]

422	[***]	[***]	[***]	[***]

421	[***]	[***]	[***]	[***]	160

420	[***]	[***]	[***]	[***]

419	[***]	[***]	[***]	[***]	159

418	[***]	[***]	[***]	[***]

417	[***]	[***]	[***]	[***]	158

416	[***]	[***]	[***]	[***]

415	[***]	[***]	[***]	[***]

414	[***]	[***]	[***]	[***]	157

413	[***]	[***]	[***]	[***]

412	[***]	[***]	[***]	[***]	156

411	[***]	[***]	[***]	[***]

410	[***]	[***]	[***]	[***]	155

409	[***]	[***]	[***]	[***]

408	[***]	[***]	[***]	[***]	154

407	[***]	[***]	[***]	[***]

406	[***]	[***]	[***]	[***]	153

405	[***]	[***]	[***]	[***]

404	[***]	[***]	[***]	[***]	152

403	[***]	[***]	[***]	[***]

402	[***]	[***]	[***]	[***]	151

401	[***]	[***]	[***]	[***]

400	[***]	[***]	[***]	[***]	150

399	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 15 of 78

398	[***]	[***]	[***]	[***]	149

397	[***]	[***]	[***]	[***]

396	[***]	[***]	[***]	[***]	148

395	[***]	[***]	[***]	[***]

394	[***]	[***]	[***]	[***]	147

393	[***]	[***]	[***]	[***]

392	[***]	[***]	[***]	[***]	146

391	[***]	[***]	[***]	[***]

390	[***]	[***]	[***]	[***]	145

389	[***]	[***]	[***]	[***]

388	[***]	[***]	[***]	[***]	144

387	[***]	[***]	[***]	[***]

386	[***]	[***]	[***]	[***]

385	[***]	[***]	[***]	[***]	143

384	[***]	[***]	[***]	[***]

383	[***]	[***]	[***]	[***]	142

382	[***]	[***]	[***]	[***]

381	[***]	[***]	[***]	[***]	141

380	[***]	[***]	[***]	[***]

379	[***]	[***]	[***]	[***]	140

378	[***]	[***]	[***]	[***]

377	[***]	[***]	[***]	[***]

376	[***]	[***]	[***]	[***]

375	[***]	[***]	[***]	[***]

374	[***]	[***]	[***]	[***]	139

373	[***]	[***]	[***]	[***]

372	[***]	[***]	[***]	[***]	138

371	[***]	[***]	[***]	[***]

370	[***]	[***]	[***]	[***]	137

369	[***]	[***]	[***]	[***]

368	[***]	[***]	[***]	[***]	136

367	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 16 of 78

366	[***]	[***]	[***]	[***]

365	[***]	[***]	[***]	[***]	135

364	[***]	[***]	[***]	[***]

363	[***]	[***]	[***]	[***]

362	[***]	[***]	[***]	[***]	134

361	[***]	[***]	[***]	[***]

360	[***]	[***]	[***]	[***]	133

359	[***]	[***]	[***]	[***]

358	[***]	[***]	[***]	[***]	132

357	[***]	[***]	[***]	[***]

356	[***]	[***]	[***]	[***]	131

355	[***]	[***]	[***]	[***]

354	[***]	[***]	[***]	[***]	130

353	[***]	[***]	[***]	[***]

352	[***]	[***]	[***]	[***]	129

351	[***]	[***]	[***]	[***]

350	[***]	[***]	[***]	[***]

349	[***]	[***]	[***]	[***]

348	[***]	[***]	[***]	[***]

347	[***]	[***]	[***]	[***]

346	[***]	[***]	[***]	[***]

345	[***]	[***]	[***]	[***]

344	[***]	[***]	[***]	[***]

343	[***]	[***]	[***]	[***]

342	[***]	[***]	[***]	[***]

341	[***]	[***]	[***]	[***]

340	[***]	[***]	[***]	[***]	128

339	[***]	[***]	[***]	[***]

338	[***]	[***]	[***]	[***]

337	[***]	[***]	[***]	[***]

336	[***]	[***]	[***]	[***]

335	[***]	[***]	[***]	[***]

334	[***]	[***]	[***]	[***]

333	[***]	[***]	[***]	[***]

332	[***]	[***]	[***]	[***]	127

331	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 17 of 78

330	[***]	[***]	[***]	[***]	126

329	[***]	[***]	[***]	[***]

328	[***]	[***]	[***]	[***]	125

327	[***]	[***]	[***]	[***]

326	[***]	[***]	[***]	[***]	124

325	[***]	[***]	[***]	[***]

324	[***]	[***]	[***]	[***]	123

323	[***]	[***]	[***]	[***]

322	[***]	[***]	[***]	[***]	122

321	[***]	[***]	[***]	[***]

320	[***]	[***]	[***]	[***]

319	[***]	[***]	[***]	[***]	121

318	[***]	[***]	[***]	[***]

317	[***]	[***]	[***]	[***]

316	[***]	[***]	[***]	[***]

315	[***]	[***]	[***]	[***]

314	[***]	[***]	[***]	[***]	120

313	[***]	[***]	[***]	[***]

312	[***]	[***]	[***]	[***]	119

311	[***]	[***]	[***]	[***]

310	[***]	[***]	[***]	[***]

309	[***]	[***]	[***]	[***]

308	[***]	[***]	[***]	[***]

307	[***]	[***]	[***]	[***]

306	[***]	[***]	[***]	[***]	118

305	[***]	[***]	[***]	[***]

304	[***]	[***]	[***]	[***]

303	[***]	[***]	[***]	[***]

302	[***]	[***]	[***]	[***]

301	[***]	[***]	[***]	[***]

300	[***]	[***]	[***]	[***]	117

299	[***]	[***]	[***]	[***]

298	[***]	[***]	[***]	[***]	116

297	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 18 of 78

296	[***]	[***]	[***]	[***]

295	[***]	[***]	[***]	[***]	115

294	[***]	[***]	[***]	[***]

293	[***]	[***]	[***]	[***]

292	[***]	[***]	[***]	[***]

291	[***]	[***]	[***]	[***]

290	[***]	[***]	[***]	[***]

289	[***]	[***]	[***]	[***]

288	[***]	[***]	[***]	[***]

287	[***]	[***]	[***]	[***]

286	[***]	[***]	[***]	[***]

285	[***]	[***]	[***]	[***]

284	[***]	[***]	[***]	[***]	114

283	[***]	[***]	[***]	[***]

282	[***]	[***]	[***]	[***]

281	[***]	[***]	[***]	[***]

280	[***]	[***]	[***]	[***]	113

279	[***]	[***]	[***]	[***]

278	[***]	[***]	[***]	[***]

277	[***]	[***]	[***]	[***]

276	[***]	[***]	[***]	[***]

275	[***]	[***]	[***]	[***]

274	[***]	[***]	[***]	[***]	112

273	[***]	[***]	[***]	[***]	111

272	[***]	[***]	[***]	[***]

271	[***]	[***]	[***]	[***]

270	[***]	[***]	[***]	[***]

269	[***]	[***]	[***]	[***]

268	[***]	[***]	[***]	[***]	110

267	[***]	[***]	[***]	[***]

266	[***]	[***]	[***]	[***]	109

265	[***]	[***]	[***]	[***]

264	[***]	[***]	[***]	[***]

263	[***]	[***]	[***]	[***]

262	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 19 of 78

261	[***]	[***]	[***]	[***]

260	[***]	[***]	[***]	[***]

259	[***]	[***]	[***]	[***]	108

258	[***]	[***]	[***]	[***]

257	[***]	[***]	[***]	[***]	107

256	[***]	[***]	[***]	[***]

255	[***]	[***]	[***]	[***]

254	[***]	[***]	[***]	[***]	106

253	[***]	[***]	[***]	[***]

252	[***]	[***]	[***]	[***]	105

251	[***]	[***]	[***]	[***]

250	[***]	[***]	[***]	[***]

249	[***]	[***]	[***]	[***]	104

248	[***]	[***]	[***]	[***]

247	[***]	[***]	[***]	[***]	103

246	[***]	[***]	[***]	[***]	102

245	[***]	[***]	[***]	[***]

244	[***]	[***]	[***]	[***]

243	[***]	[***]	[***]	[***]	101

242	[***]	[***]	[***]	[***]

241	[***]	[***]	[***]	[***]

240	[***]	[***]	[***]	[***]	100

239	[***]	[***]	[***]	[***]	099

238	[***]	[***]	[***]	[***]

237	[***]	[***]	[***]	[***]	098

236	[***]	[***]	[***]	[***]

235	[***]	[***]	[***]	[***]	097

234	[***]	[***]	[***]	[***]

233	[***]	[***]	[***]	[***]

232	[***]	[***]	[***]	[***]	096

231	[***]	[***]	[***]	[***]

230	[***]	[***]	[***]	[***]	095

229	[***]	[***]	[***]	[***]

228	[***]	[***]	[***]	[***]

227	[***]	[***]	[***]	[***]	094

226	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 20 of 78

225	[***]	[***]	[***]	[***]	093

224	[***]	[***]	[***]	[***]

223	[***]	[***]	[***]	[***]	092

222	[***]	[***]	[***]	[***]

221	[***]	[***]	[***]	[***]

220	[***]	[***]	[***]	[***]	091

219	[***]	[***]	[***]	[***]

218	[***]	[***]	[***]	[***]

217	[***]	[***]	[***]	[***]	090

216	[***]	[***]	[***]	[***]

215	[***]	[***]	[***]	[***]	089

214	[***]	[***]	[***]	[***]

213	[***]	[***]	[***]	[***]	088

212	[***]	[***]	[***]	[***]

211	[***]	[***]	[***]	[***]

210	[***]	[***]	[***]	[***]

209	[***]	[***]	[***]	[***]	087

208	[***]	[***]	[***]	[***]

207	[***]	[***]	[***]	[***]

206	[***]	[***]	[***]	[***]	086

205	[***]	[***]	[***]	[***]

204	[***]	[***]	[***]	[***]	085

203	[***]	[***]	[***]	[***]

202	[***]	[***]	[***]	[***]

201	[***]	[***]	[***]	[***]

200	[***]	[***]	[***]	[***]

199	[***]	[***]	[***]	[***]	084

198	[***]	[***]	[***]	[***]

197	[***]	[***]	[***]	[***]

196	[***]	[***]	[***]	[***]

195	[***]	[***]	[***]	[***]

194	[***]	[***]	[***]	[***]	083

193	[***]	[***]	[***]	[***]	082

192	[***]	[***]	[***]	[***]	081

191	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 21 of 78

190	[***]	[***]	[***]	[***]

189	[***]	[***]	[***]	[***]	080

188	[***]	[***]	[***]	[***]	079

187	[***]	[***]	[***]	[***]

186	[***]	[***]	[***]	[***]	078

185	[***]	[***]	[***]	[***]

184	[***]	[***]	[***]	[***]

183	[***]	[***]	[***]	[***]	077

182	[***]	[***]	[***]	[***]	076

181	[***]	[***]	[***]	[***]	075

180	[***]	[***]	[***]	[***]

179	[***]	[***]	[***]	[***]	074

178	[***]	[***]	[***]	[***]

177	[***]	[***]	[***]	[***]	073

176	[***]	[***]	[***]	[***]

175	[***]	[***]	[***]	[***]

174	[***]	[***]	[***]	[***]

173	[***]	[***]	[***]	[***]	072

172	[***]	[***]	[***]	[***]

171	[***]	[***]	[***]	[***]

170	[***]	[***]	[***]	[***]

169	[***]	[***]	[***]	[***]

168	[***]	[***]	[***]	[***]

167	[***]	[***]	[***]	[***]

166	[***]	[***]	[***]	[***]

165	[***]	[***]	[***]	[***]

164	[***]	[***]	[***]	[***]

163	[***]	[***]	[***]	[***]

162	[***]	[***]	[***]	[***]	071

161	[***]	[***]	[***]	[***]	070

160	[***]	[***]	[***]	[***]	069

159	[***]	[***]	[***]	[***]	068

158	[***]	[***]	[***]	[***]

157	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 22 of 78

156	[***]	[***]	[***]	[***]

155	[***]	[***]	[***]	[***]

154	[***]	[***]	[***]	[***]

153	[***]	[***]	[***]	[***]

152	[***]	[***]	[***]	[***]

151	[***]	[***]	[***]	[***]	067

150	[***]	[***]	[***]	[***]

149	[***]	[***]	[***]	[***]	066

148	[***]	[***]	[***]	[***]	065

147	[***]	[***]	[***]	[***]

146	[***]	[***]	[***]	[***]	064

145	[***]	[***]	[***]	[***]

144	[***]	[***]	[***]	[***]	063

143	[***]	[***]	[***]	[***]	062

142	[***]	[***]	[***]	[***]

141	[***]	[***]	[***]	[***]

140	[***]	[***]	[***]	[***]

139	[***]	[***]	[***]	[***]

138	[***]	[***]	[***]	[***]	061

137	[***]	[***]	[***]	[***]	060

136	[***]	[***]	[***]	[***]	059

135	[***]	[***]	[***]	[***]

134	[***]	[***]	[***]	[***]

133	[***]	[***]	[***]	[***]

132	[***]	[***]	[***]	[***]	058

131	[***]	[***]	[***]	[***]	057

130	[***]	[***]	[***]	[***]	056

129	[***]	[***]	[***]	[***]	055

128	[***]	[***]	[***]	[***]	054

127	[***]	[***]	[***]	[***]	053

126	[***]	[***]	[***]	[***]	052

125	[***]	[***]	[***]	[***]	051

124	[***]	[***]	[***]	[***]	050

123	[***]	[***]	[***]	[***]	049

122	[***]	[***]	[***]	[***]

121	[***]	[***]	[***]	[***]	048

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 23 of 78

120	[***]	[***]	[***]	[***]	047

119	[***]	[***]	[***]	[***]

118	[***]	[***]	[***]	[***]

117	[***]	[***]	[***]	[***]	046

116	[***]	[***]	[***]	[***]

115	[***]	[***]	[***]	[***]	045

114	[***]	[***]	[***]	[***]	044

113	[***]	[***]	[***]	[***]	043

112	[***]	[***]	[***]	[***]

111	[***]	[***]	[***]	[***]

110	[***]	[***]	[***]	[***]	042

109	[***]	[***]	[***]	[***]	041

108	[***]	[***]	[***]	[***]

107	[***]	[***]	[***]	[***]

106	[***]	[***]	[***]	[***]	040

105	[***]	[***]	[***]	[***]

104	[***]	[***]	[***]	[***]	039

103	[***]	[***]	[***]	[***]

102	[***]	[***]	[***]	[***]

101	[***]	[***]	[***]	[***]	038

100	[***]	[***]	[***]	[***]

99	[***]	[***]	[***]	[***]

98	[***]	[***]	[***]	[***]	037

97	[***]	[***]	[***]	[***]

96	[***]	[***]	[***]	[***]

95	[***]	[***]	[***]	[***]	036

94	[***]	[***]	[***]	[***]

93	[***]	[***]	[***]	[***]

92	[***]	[***]	[***]	[***]

91	[***]	[***]	[***]	[***]

90	[***]	[***]	[***]	[***]

89	[***]	[***]	[***]	[***]

88	[***]	[***]	[***]	[***]	035

87	[***]	[***]	[***]	[***]

86	[***]	[***]	[***]	[***]	034

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 24 of 78

85	[***]	[***]	[***]	[***]

84	[***]	[***]	[***]	[***]	033

83	[***]	[***]	[***]	[***]	032

82	[***]	[***]	[***]	[***]	031

81	[***]	[***]	[***]	[***]	030

80	[***]	[***]	[***]	[***]	029

79	[***]	[***]	[***]	[***]

78	[***]	[***]	[***]	[***]

77	[***]	[***]	[***]	[***]

76	[***]	[***]	[***]	[***]

75	[***]	[***]	[***]	[***]

74	[***]	[***]	[***]	[***]

73	[***]	[***]	[***]	[***]	028

72	[***]	[***]	[***]	[***]

71	[***]	[***]	[***]	[***]	027

70	[***]	[***]	[***]	[***]	026

69	[***]	[***]	[***]	[***]

68	[***]	[***]	[***]	[***]

67	[***]	[***]	[***]	[***]

66	[***]	[***]	[***]	[***]

65	[***]	[***]	[***]	[***]

64	[***]	[***]	[***]	[***]

63	[***]	[***]	[***]	[***]

62	[***]	[***]	[***]	[***]

61	[***]	[***]	[***]	[***]	025

60	[***]	[***]	[***]	[***]

59	[***]	[***]	[***]	[***]

58	[***]	[***]	[***]	[***]

57	[***]	[***]	[***]	[***]

56	[***]	[***]	[***]	[***]	024

55	[***]	[***]	[***]	[***]

54	[***]	[***]	[***]	[***]	023

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 25 of 78

53	[***]	[***]	[***]	[***]	022

52	[***]	[***]	[***]	[***]

51	[***]	[***]	[***]	[***]

50	[***]	[***]	[***]	[***]

49	[***]	[***]	[***]	[***]

48	[***]	[***]	[***]	[***]

47	[***]	[***]	[***]	[***]	021

46	[***]	[***]	[***]	[***]

45	[***]	[***]	[***]	[***]

44	[***]	[***]	[***]	[***]

43	[***]	[***]	[***]	[***]

42	[***]	[***]	[***]	[***]	020

41	[***]	[***]	[***]	[***]

40	[***]	[***]	[***]	[***]	019

39	[***]	[***]	[***]	[***]	018

38	[***]	[***]	[***]	[***]	017

37	[***]	[***]	[***]	[***]	016

36	[***]	[***]	[***]	[***]	015

35	[***]	[***]	[***]	[***]	014

34	[***]	[***]	[***]	[***]

33	[***]	[***]	[***]	[***]	013

32	[***]	[***]	[***]	[***]

31	[***]	[***]	[***]	[***]

30	[***]	[***]	[***]	[***]	012

29	[***]	[***]	[***]	[***]

28	[***]	[***]	[***]	[***]

27	[***]	[***]	[***]	[***]

26	[***]	[***]	[***]	[***]

25	[***]	[***]	[***]	[***]	011

24	[***]	[***]	[***]	[***]	010

23	[***]	[***]	[***]	[***]	009

22	[***]	[***]	[***]	[***]	008

21	[***]	[***]	[***]	[***]	007

20	[***]	[***]	[***]	[***]	006

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 26 of 78

19	[***]	[***]	[***]	[***]	005

18	[***]	[***]	[***]	[***]	004

17	[***]	[***]	[***]	[***]	003

16	[***]	[***]	[***]	[***]

15	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]

13	[***]	[***]	[***]	[***]	002

12	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	001

6	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	000

1	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 27 of 78

V. FDA Correspondence: IND [***] INDEX, MPC-7869 (Prostate Cancer)

Index No.	Date	Type	Originator	Recipient	Description	Serial Number	Tracking Number
317	[***]	[***]	[***]	[***]	[***]	227	[***]

316	[***]	[***]	[***]	[***]	[***]	226	[***]

315	[***]	[***]	[***]	[***]	[***]	225	[***]

314	[***]	[***]	[***]	[***]	[***]	224	[***]

313	[***]	[***]	[***]	[***]	[***]	223	[***]

312	[***]	[***]	[***]	[***]	[***]	222	[***]

311	[***]	[***]	[***]	[***]	[***]	221	[***]

310	[***]	[***]	[***]	[***]	[***]	220	[***]

309	[***]	[***]	[***]	[***]	[***]	219	[***]

308	[***]	[***]	[***]	[***]	[***]		[***]

307	[***]	[***]	[***]	[***]	[***]	218	[***]

306	[***]	[***]	[***]	[***]	[***]	217	[***]

305	[***]	[***]	[***]	[***]	[***]	216	[***]

304	[***]	[***]	[***]	[***]	[***]		[***]

303	[***]	[***]	[***]	[***]	[***]		[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 28 of 78

302	[***]	[***]	[***]	[***]	[***]	215	[***]

301	[***]	[***]	[***]	[***]	[***]	214	[***]

300	[***]	[***]	[***]	[***]	[***]		[***]

299	[***]	[***]	[***]	[***]	[***]	213	[***]

298	[***]	[***]	[***]	[***]	[***]	212	[***]

297	[***]	[***]	[***]	[***]	[***]	211	[***]

296	[***]	[***]	[***]	[***]	[***]	210	[***]

295	[***]	[***]	[***]	[***]	[***]	209	[***]

294	[***]	[***]	[***]	[***]	[***]	208	[***]

293	[***]	[***]	[***]	[***]	[***]	207	[***]

292	[***]	[***]	[***]	[***]	[***]	206	[***]

291	[***]	[***]	[***]	[***]	[***]	205	[***]

290	[***]	[***]	[***]	[***]	[***]	204	[***]

289	[***]	[***]	[***]	[***]	[***]	203	[***]

288	[***]	[***]	[***]	[***]	[***]	202	[***]

287	[***]	[***]	[***]	[***]	[***]	201	[***]

286	[***]	[***]	[***]	[***]	[***]	200	[***]

285	[***]	[***]	[***]	[***]	[***]	199	[***]

284	[***]	[***]	[***]	[***]	[***]	198	[***]

283	[***]	[***]	[***]	[***]	[***]	197	[***]

282	[***]	[***]	[***]	[***]	[***]	196	[***]

281	[***]	[***]	[***]	[***]	[***]	195	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 29 of 78

280	[***]	[***]	[***]	[***]	[***]	194	[***]

279	[***]	[***]	[***]	[***]	[***]	193	[***]

278	[***]	[***]	[***]	[***]	[***]	192	[***]

277	[***]	[***]	[***]	[***]	[***]	191	[***]

276	[***]	[***]	[***]	[***]	[***]	190	[***]

275	[***]	[***]	[***]	[***]	[***]		[***]

274	[***]	[***]	[***]	[***]	[***]	189	[***]

273	[***]	[***]	[***]	[***]	[***]	188	[***]

272	[***]	[***]	[***]	[***]	[***]	187	[***]

271	[***]	[***]	[***]	[***]	[***]		[***]

270	[***]	[***]	[***]	[***]	[***]	186	[***]

269	[***]	[***]	[***]	[***]	[***]	185	[***]

268	[***]	[***]	[***]	[***]	[***]	184	[***]

267	[***]	[***]	[***]	[***]	[***]	183	[***]

266	[***]	[***]	[***]	[***]	[***]	182	[***]

265	[***]	[***]	[***]	[***]	[***]	181	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 30 of 78

264	[***]	[***]	[***]	[***]	[***]	180	[***]

263	[***]	[***]	[***]	[***]	[***]	179	[***]

262	[***]	[***]	[***]	[***]	[***]	178	[***]

261	[***]	[***]	[***]	[***]	[***]		[***]

260	[***]	[***]	[***]	[***]	[***]	177	[***]

259	[***]	[***]	[***]	[***]	[***]	176	[***]

258	[***]	[***]	[***]	[***]	[***]	175	[***]

257	[***]	[***]	[***]	[***]	[***]		[***]

256	[***]	[***]	[***]	[***]	[***]	174	[***]

255	[***]	[***]	[***]	[***]	[***]	173	[***]

254	[***]	[***]	[***]	[***]	[***]	172	[***]

253	[***]	[***]	[***]	[***]	[***]	171	[***]

252	[***]	[***]	[***]	[***]	[***]	170	[***]

251	[***]	[***]	[***]	[***]	[***]	169	[***]

250	[***]	[***]	[***]	[***]	[***]	168	[***]

249	[***]	[***]	[***]	[***]	[***]	167	[***]

248	[***]	[***]	[***]	[***]	[***]	166	[***]

247	[***]	[***]	[***]	[***]	[***]	165	[***]

246	[***]	[***]	[***]	[***]	[***]	164	[***]

245	[***]	[***]	[***]	[***]	[***]	163	[***]

244	[***]	[***]	[***]	[***]	[***]		[***]

243	[***]	[***]	[***]	[***]	[***]	162	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 31 of 78

242	[***]	[***]	[***]	[***]	[***]	161	[***]

241	[***]	[***]	[***]	[***]	[***]	160	[***]

240	[***]	[***]	[***]	[***]	[***]	159	[***]

239	[***]	[***]	[***]	[***]	[***]	158	[***]

238	[***]	[***]	[***]	[***]	[***]	157	[***]

237	[***]	[***]	[***]	[***]	[***]		[***]

236	[***]	[***]	[***]	[***]	[***]	156	[***]

235	[***]	[***]	[***]	[***]	[***]	155	[***]

234	[***]	[***]	[***]	[***]	[***]	154	[***]

233	[***]	[***]	[***]	[***]	[***]	153	[***]

232	[***]	[***]	[***]	[***]	[***]	152	[***]

231	[***]	[***]	[***]	[***]	[***]	151	[***]

230	[***]	[***]	[***]	[***]	[***]	150	[***]

229	[***]	[***]	[***]	[***]	[***]	149	[***]

228	[***]	[***]	[***]	[***]	[***]	148	[***]

227	[***]	[***]	[***]	[***]	[***]	147	[***]

226	[***]	[***]	[***]	[***]	[***]		[***]

225	[***]	[***]	[***]	[***]	[***]	146	[***]

224	[***]	[***]	[***]	[***]	[***]	145	[***]

223	[***]	[***]	[***]	[***]	[***]	144	[***]

222	[***]	[***]	[***]	[***]	[***]		[***]

221	[***]	[***]	[***]	[***]	[***]	143	[***]

220	[***]	[***]	[***]	[***]	[***]	142	[***]

219	[***]	[***]	[***]	[***]	[***]	141	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 32 of 78

218	[***]	[***]	[***]	[***]	[***]	140	[***]

217	[***]	[***]	[***]	[***]	[***]	139	[***]

216	[***]	[***]	[***]	[***]	[***]	138	[***]

215	[***]	[***]	[***]	[***]	[***]	137	[***]

214	[***]	[***]	[***]	[***]	[***]	136	[***]

213	[***]	[***]	[***]	[***]	[***]		[***]

212	[***]	[***]	[***]	[***]	[***]	135	[***]

211	[***]	[***]	[***]	[***]	[***]	134	[***]

210	[***]	[***]	[***]	[***]	[***]	133	[***]

209	[***]	[***]	[***]	[***]	[***]		[***]

208	[***]	[***]	[***]	[***]	[***]	132	[***]

207	[***]	[***]	[***]	[***]	[***]	131	[***]

206	[***]	[***]	[***]	[***]	[***]	130	[***]

205	[***]	[***]	[***]	[***]	[***]	129	[***]

204	[***]	[***]	[***]	[***]	[***]	128	[***]

203	[***]	[***]	[***]	[***]	[***]	127	[***]

202	[***]	[***]	[***]	[***]	[***]	126	[***]

201	[***]	[***]	[***]	[***]	[***]	125	[***]

200	[***]	[***]	[***]	[***]	[***]	124	[***]

199	[***]	[***]	[***]	[***]	[***]	123	[***]

198	[***]	[***]	[***]	[***]	[***]	122	[***]

197	[***]	[***]	[***]	[***]	[***]	121	[***]

196	[***]	[***]	[***]	[***]	[***]	120	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 33 of 78

195	[***]	[***]	[***]	[***]	[***]	119	[***]

194	[***]	[***]	[***]	[***]	[***]	118	[***]

193	[***]	[***]	[***]	[***]	[***]	117	[***]

192	[***]	[***]	[***]	[***]	[***]		[***]

191	[***]	[***]	[***]	[***]	[***]		[***]

190	[***]	[***]	[***]	[***]	[***]	116	[***]

189	[***]	[***]	[***]	[***]	[***]	115	[***]

188	[***]	[***]	[***]	[***]	[***]		[***]

187	[***]	[***]	[***]	[***]	[***]	114	[***]

186	[***]	[***]	[***]	[***]	[***]		[***]

185	[***]	[***]	[***]	[***]	[***]	113	[***]

184	[***]	[***]	[***]	[***]	[***]		[***]

183	[***]	[***]	[***]	[***]	[***]		[***]

182	[***]	[***]	[***]	[***]	[***]	112	[***]

181	[***]	[***]	[***]	[***]	[***]	111	[***]

180	[***]	[***]	[***]	[***]	[***]		[***]

179	[***]	[***]	[***]	[***]	[***]	110	[***]

178	[***]	[***]	[***]	[***]	[***]		[***]

177	[***]	[***]	[***]	[***]	[***]		[***]

176	[***]	[***]	[***]	[***]	[***]	109	[***]

175	[***]	[***]	[***]	[***]	[***]	108	[***]

174	[***]	[***]	[***]	[***]	[***]		[***]

173	[***]	[***]	[***]	[***]	[***]		[***]

172	[***]	[***]	[***]	[***]	[***]		[***]

171	[***]	[***]	[***]	[***]	[***]		[***]

170	[***]	[***]	[***]	[***]	[***]	107	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 34 of 78

169	[***]	[***]	[***]	[***]	[***]		[***]

168	[***]	[***]	[***]	[***]	[***]		[***]

167	[***]	[***]	[***]	[***]	[***]		[***]

166	[***]	[***]	[***]	[***]	[***]		[***]

165	[***]	[***]	[***]	[***]	[***]		[***]

164	[***]	[***]	[***]	[***]	[***]		[***]

163	[***]	[***]	[***]	[***]	[***]		[***]

162	[***]	[***]	[***]	[***]	[***]		[***]

161	[***]	[***]	[***]	[***]	[***]	106	[***]

160	[***]	[***]	[***]	[***]	[***]		[***]

159	[***]	[***]	[***]	[***]	[***]		[***]

158	[***]	[***]	[***]	[***]	[***]		[***]

157	[***]	[***]	[***]	[***]	[***]	105	[***]

156	[***]	[***]	[***]	[***]	[***]	104	[***]

155	[***]	[***]	[***]	[***]	[***]		[***]

154	[***]	[***]	[***]	[***]	[***]		[***]

153	[***]	[***]	[***]	[***]	[***]	103	[***]

152	[***]	[***]	[***]	[***]	[***]	102	[***]

151	[***]	[***]	[***]	[***]	[***]	101	[***]

150	[***]	[***]	[***]	[***]	[***]	100	[***]

148	[***]	[***]	[***]	[***]	[***]	099	[***]

147	[***]	[***]	[***]	[***]	[***]		[***]

146	[***]	[***]	[***]	[***]	[***]	098	[***]

145	[***]	[***]	[***]	[***]	[***]		[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 35 of 78

144	[***]	[***]	[***]	[***]	[***]	097	[***]

143	[***]	[***]	[***]	[***]	[***]	096	[***]

142	[***]	[***]	[***]	[***]	[***]	095	[***]

141	[***]	[***]	[***]	[***]	[***]	094	[***]

140	[***]	[***]	[***]	[***]	[***]	093	[***]

139	[***]	[***]	[***]	[***]	[***]	092	[***]

138	[***]	[***]	[***]	[***]	[***]	091	[***]

137	[***]	[***]	[***]	[***]	[***]	090	[***]

136	[***]	[***]	[***]	[***]	[***]	089	[***]

135	[***]	[***]	[***]	[***]	[***]	088	[***]

134	[***]	[***]	[***]	[***]	[***]	087	[***]

133	[***]	[***]	[***]	[***]	[***]	086	[***]

132	[***]	[***]	[***]	[***]	[***]	085	[***]

131	[***]	[***]	[***]	[***]	[***]	084	[***]

130	[***]	[***]	[***]	[***]	[***]	083	[***]

129	[***]	[***]	[***]	[***]	[***]	082	[***]

128	[***]	[***]	[***]	[***]	[***]	081	[***]

127	[***]	[***]	[***]	[***]	[***]	080	[***]

126	[***]	[***]	[***]	[***]	[***]	079	[***]

125	[***]	[***]	[***]	[***]	[***]	078	[***]

124	[***]	[***]	[***]	[***]	[***]	077	[***]

123	[***]	[***]	[***]	[***]	[***]		[***]

122	[***]	[***]	[***]	[***]	[***]		[***]

121	[***]	[***]	[***]	[***]	[***]		[***]

120	[***]	[***]	[***]	[***]	[***]		[***]

119	[***]	[***]	[***]	[***]	[***]	076	[***]

118	[***]	[***]	[***]	[***]	[***]		[***]

117	[***]	[***]	[***]	[***]	[***]	075	[***]

116	[***]	[***]	[***]	[***]	[***]	074	[***]

115	[***]	[***]	[***]	[***]	[***]	073	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 36 of 78

114	[***]	[***]	[***]	[***]	[***]	072	[***]

113	[***]	[***]	[***]	[***]	[***]	071	[***]

112	[***]	[***]	[***]	[***]	[***]	070	[***]

111	[***]	[***]	[***]	[***]	[***]	069	[***]

110	[***]	[***]	[***]	[***]	[***]	068	[***]

109	[***]	[***]	[***]	[***]	[***]	067	[***]

108	[***]	[***]	[***]	[***]	[***]	066	[***]

107	[***]	[***]	[***]	[***]	[***]	065	[***]

106	[***]	[***]	[***]	[***]	[***]	064	[***]

105	[***]	[***]	[***]	[***]	[***]	063	[***]

104	[***]	[***]	[***]	[***]	[***]	062	[***]

103	[***]	[***]	[***]	[***]	[***]	061	[***]

102	[***]	[***]	[***]	[***]	[***]	060	[***]

101	[***]	[***]	[***]	[***]	[***]	059	[***]

100	[***]	[***]	[***]	[***]	[***]	058	[***]

99	[***]	[***]	[***]	[***]	[***]	057	[***]

98	[***]	[***]	[***]	[***]	[***]	056	[***]

97	[***]	[***]	[***]	[***]	[***]	055	[***]

96	[***]	[***]	[***]	[***]	[***]	054	[***]

95	[***]	[***]	[***]	[***]	[***]	053	[***]

94	[***]	[***]	[***]	[***]	[***]	052	[***]

93	[***]	[***]	[***]	[***]	[***]	051	[***]

92	[***]	[***]	[***]	[***]	[***]	050	[***]

91	[***]	[***]	[***]	[***]	[***]	049	[***]

90	[***]	[***]	[***]	[***]	[***]	048	[***]

89	[***]	[***]	[***]	[***]	[***]	047	[***]

88	[***]	[***]	[***]	[***]	[***]	046	[***]

87	[***]	[***]	[***]	[***]	[***]		[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 37 of 78

86	[***]	[***]	[***]	[***]	[***]	045	[***]

85	[***]	[***]	[***]	[***]	[***]		[***]

84	[***]	[***]	[***]	[***]	[***]	044	[***]

82	[***]	[***]	[***]	[***]	[***]	043	[***]

81	[***]	[***]	[***]	[***]	[***]	042	[***]

80	[***]	[***]	[***]	[***]	[***]	041	[***]

79	[***]	[***]	[***]	[***]	[***]	040	[***]

78	[***]	[***]	[***]	[***]	[***]		[***]

77	[***]	[***]	[***]	[***]	[***]	039	[***]

76	[***]	[***]	[***]	[***]	[***]	038	[***]

75	[***]	[***]	[***]	[***]	[***]	037	[***]

74	[***]	[***]	[***]	[***]	[***]		[***]

73	[***]	[***]	[***]	[***]	[***]	036	[***]

72	[***]	[***]	[***]	[***]	[***]	035	[***]

71	[***]	[***]	[***]	[***]	[***]	034	[***]

70	[***]	[***]	[***]	[***]	[***]	033	[***]

69	[***]	[***]	[***]	[***]	[***]	032	[***]

68	[***]	[***]	[***]	[***]	[***]	031	[***]

67	[***]	[***]	[***]	[***]	[***]	030	[***]

66	[***]	[***]	[***]	[***]	[***]	029	[***]

65	[***]	[***]	[***]	[***]	[***]	028	[***]

64	[***]	[***]	[***]	[***]	[***]		[***]

63	[***]	[***]	[***]	[***]	[***]	027	[***]

62	[***]	[***]	[***]	[***]	[***]	026	[***]

60	[***]	[***]	[***]	[***]	[***]	025	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 38 of 78

59	[***]	[***]	[***]	[***]	[***]		[***]

58	[***]	[***]	[***]	[***]	[***]	024	[***]

57	[***]	[***]	[***]	[***]	[***]	023	[***]

56	[***]	[***]	[***]	[***]	[***]		[***]

55	[***]	[***]	[***]	[***]	[***]	022	[***]

54	[***]	[***]	[***]	[***]	[***]	021	[***]

53	[***]	[***]	[***]	[***]	[***]	020	[***]

52	[***]	[***]	[***]	[***]	[***]		[***]

51	[***]	[***]	[***]	[***]	[***]	019	[***]

49	[***]	[***]	[***]	[***]	[***]	018	[***]

48	[***]	[***]	[***]	[***]	[***]		[***]

46	[***]	[***]	[***]	[***]	[***]	017	[***]

44	[***]	[***]	[***]	[***]	[***]	016	[***]

43	[***]	[***]	[***]	[***]	[***]		[***]

41	[***]	[***]	[***]	[***]	[***]	015	[***]

40	[***]	[***]	[***]	[***]	[***]	014	[***]

39	[***]	[***]	[***]	[***]	[***]		[***]

38	[***]	[***]	[***]	[***]	[***]		[***]

37	[***]	[***]	[***]	[***]	[***]	013	[***]

36	[***]	[***]	[***]	[***]	[***]	012	[***]

35	[***]	[***]	[***]	[***]	[***]	011	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 39 of 78

31	[***]	[***]	[***]	[***]	[***]		[***]

30	[***]	[***]	[***]	[***]	[***]	010	[***]

28	[***]	[***]	[***]	[***]	[***]	009	[***]

27	[***]	[***]	[***]	[***]	[***]	008	[***]

26	[***]	[***]	[***]	[***]	[***]	007	[***]

24	[***]	[***]	[***]	[***]	[***]	006	[***]

23	[***]	[***]	[***]	[***]	[***]	005	[***]

21	[***]	[***]	[***]	[***]	[***]		[***]

20	[***]	[***]	[***]	[***]	[***]	004	[***]

19	[***]	[***]	[***]	[***]	[***]	003	[***]

18	[***]	[***]	[***]	[***]	[***]		[***]

17	[***]	[***]	[***]	[***]	[***]		[***]

16	[***]	[***]	[***]	[***]	[***]	002	[***]

15	[***]	[***]	[***]	[***]	[***]	001	[***]

14	[***]	[***]	[***]	[***]	[***]		[***]

12	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 40 of 78

4	[***]	[***]	[***]	[***]	[***]	000
3	[***]	[***]	[***]	[***]	[***]
1	[***]	[***]	[***]	[***]	[***]

VI.	All Similar Correspondence with [***] Health Officials

a.	General

Index No.	Date	Type	Originator	Recipient	Description
11	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]

b. International AD Trial

Index No.	Date	Type	Originator	Recipient	Description	Control Number
48	[***]	[***]	[***]	[***]	[***]	118186

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 41 of 78

47	[***]	[***]	[***]	[***]	[***]	107682 104450
46	[***]	[***]	[***]	[***]	[***]	107682 104450
45	[***]	[***]	[***]	[***]	[***]	118186
44	[***]	[***]	[***]	[***]	[***]	118186
43	[***]	[***]	[***]	[***]	[***]	107682 104450
42	[***]	[***]	[***]	[***]	[***]	112108
41	[***]	[***]	[***]	[***]	[***]	112108
40	[***]	[***]	[***]	[***]	[***]	112108
39	[***]	[***]	[***]	[***]	[***]	112108
38	[***]	[***]	[***]	[***]	[***]	112108
37	[***]	[***]	[***]	[***]	[***]	112108
36	[***]	[***]	[***]	[***]	[***]	112108
35	[***]	[***]	[***]	[***]	[***]	112108
34	[***]	[***]	[***]	[***]	[***]	112108
33	[***]	[***]	[***]	[***]	[***]	112108
32	[***]	[***]	[***]	[***]	[***]	112108
31	[***]	[***]	[***]	[***]	[***]	112108
30	[***]	[***]	[***]	[***]	[***]	112108
29	[***]	[***]	[***]	[***]	[***]	112108
28	[***]	[***]	[***]	[***]	[***]	112108
27	[***]	[***]	[***]	[***]	[***]	112108
26	[***]	[***]	[***]	[***]	[***]
25	[***]	[***]	[***]	[***]	[***]	108123
24	[***]	[***]	[***]	[***]	[***]	108123
23	[***]	[***]	[***]	[***]	[***]	108123
22	[***]	[***]	[***]	[***]	[***]	108123
21	[***]	[***]	[***]	[***]	[***]	108123
20	[***]	[***]	[***]	[***]	[***]	108123

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 42 of 78

19	[***]	[***]	[***]	[***]	[***]	108123

18	[***]	[***]	[***]	[***]	[***]	108123

17	[***]	[***]	[***]	[***]	[***]	104450

16	[***]	[***]	[***]	[***]	[***]	104450

15	[***]	[***]	[***]	[***]	[***]	104450

14	[***]	[***]	[***]	[***]	[***]	104450

13	[***]	[***]	[***]	[***]	[***]	104450

12	[***]	[***]	[***]	[***]	[***]	104450

11	[***]	[***]	[***]	[***]	[***]	104450

10	[***]	[***]	[***]	[***]	[***]	104450

9	[***]	[***]	[***]	[***]	[***]	104450

8	[***]	[***]	[***]	[***]	[***]	104450

7	[***]	[***]	[***]	[***]	[***]	104450

6	[***]	[***]	[***]	[***]	[***]	104450

5	[***]	[***]	[***]	[***]	[***]	104450

4	[***]	[***]	[***]	[***]	[***]	104450

3	[***]	[***]	[***]	[***]	[***]	104450

2	[***]	[***]	[***]	[***]	[***]	104450

1	[***]	[***]	[***]	[***]	[***]	104450
c. Phase II AD Trial
33	[***]	[***]	[***]	[***]	[***]	084527, 090875, 095817

32	[***]	[***]	[***]	[***]	[***]	084527, 090875, 095817

31	[***]	[***]	[***]	[***]	[***]	084527 (File No. 9427- M1704-21C)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 43 of 78

30	[***]	[***]	[***]	[***]	[***]	084527; 090875; 095817

29	[***]	[***]	[***]	[***]	[***]	084527; 090875; 095817

28	[***]	[***]	[***]	[***]	[***]

27	[***]	[***]	[***]	[***]	[***]

26	[***]	[***]	[***]	[***]	[***]

25	[***]	[***]	[***]	[***]	[***]

24	[***]	[***]	[***]	[***]	[***]

23	[***]	[***]	[***]	[***]	[***]

22	[***]	[***]	[***]	[***]	[***]

21	[***]	[***]	[***]	[***]	[***]	084527, 084698

20	[***]	[***]	[***]	[***]	[***]

19	[***]	[***]	[***]	[***]	[***]

18	[***]	[***]	[***]	[***]	[***]	095817

17	[***]	[***]	[***]	[***]	[***]

16	[***]	[***]	[***]	[***]	[***]	095817

15	[***]	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]	[***]	090875

13	[***]	[***]	[***]	[***]	[***]	084527 & 090875

12	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	084527

10	[***]	[***]	[***]	[***]	[***]	090875

9	[***]	[***]	[***]	[***]	[***]	090875

8	[***]	[***]	[***]	[***]	[***]	084527

7	[***]	[***]	[***]	[***]	[***]	084527

6	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 44 of 78

5	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	084527

1	[***]	[***]	[***]	[***]	[***]	084527

d.	Open Label Phase II

Index No.	Date	Type	Originator	Recipient	Description	Control Number
1	[***]	[***]	[***]	[***]	[***]	107682 104450

e.	[***] Reporting

Index No.	Date	Type	Originator	Recipient	Description	Reference Number
258	[***]	[***]	[***]	[***]	[***]	[***]

257	[***]	[***]	[***]	[***]	[***]	[***]

256	[***]	[***]	[***]	[***]	[***]	[***]

255	[***]	[***]	[***]	[***]	[***]	[***]

254	[***]	[***]	[***]	[***]	[***]	[***]

253	[***]	[***]	[***]	[***]	[***]	[***]

252	[***]	[***]	[***]	[***]	[***]	[***]

251	[***]	[***]	[***]	[***]	[***]	[***]

250	[***]	[***]	[***]	[***]	[***]	[***]

249	[***]	[***]	[***]	[***]	[***]	[***]

248	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 45 of 78

247	[***]	[***]	[***]	[***]	[***]	[***]

246	[***]	[***]	[***]	[***]	[***]	[***]

245	[***]	[***]	[***]	[***]	[***]	[***]

244	[***]	[***]	[***]	[***]	[***]	[***]

243	[***]	[***]	[***]	[***]	[***]	[***]

242	[***]	[***]	[***]	[***]	[***]	[***]

241	[***]	[***]	[***]	[***]	[***]	[***]

240	[***]	[***]	[***]	[***]	[***]	[***]

239	[***]	[***]	[***]	[***]	[***]	[***]

238	[***]	[***]	[***]	[***]	[***]	[***]

237	[***]	[***]	[***]	[***]	[***]	[***]

236	[***]	[***]	[***]	[***]	[***]	[***]

235	[***]	[***]	[***]	[***]	[***]	[***]

234	[***]	[***]	[***]	[***]	[***]	[***]

233	[***]	[***]	[***]	[***]	[***]	[***]

232	[***]	[***]	[***]	[***]	[***]	[***]

231	[***]	[***]	[***]	[***]	[***]	[***]

230	[***]	[***]	[***]	[***]	[***]	[***]

229	[***]	[***]	[***]	[***]	[***]	[***]

228	[***]	[***]	[***]	[***]	[***]	[***]

227	[***]	[***]	[***]	[***]	[***]	[***]

226	[***]	[***]	[***]	[***]	[***]	[***]

225	[***]	[***]	[***]	[***]	[***]	[***]

224	[***]	[***]	[***]	[***]	[***]	[***]

223	[***]	[***]	[***]	[***]	[***]	[***]

222	[***]	[***]	[***]	[***]	[***]	[***]

221	[***]	[***]	[***]	[***]	[***]	[***]

220	[***]	[***]	[***]	[***]	[***]	[***]

219	[***]	[***]	[***]	[***]	[***]	[***]

218	[***]	[***]	[***]	[***]	[***]	[***]

217	[***]	[***]	[***]	[***]	[***]	[***]

216	[***]	[***]	[***]	[***]	[***]	[***]

215	[***]	[***]	[***]	[***]	[***]	[***]

214	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 46 of 78

213	[***]	[***]	[***]	[***]	[***]	[***]

212	[***]	[***]	[***]	[***]	[***]	[***]

211	[***]	[***]	[***]	[***]	[***]	[***]

210	[***]	[***]	[***]	[***]	[***]	[***]

209	[***]	[***]	[***]	[***]	[***]	[***]

208	[***]	[***]	[***]	[***]	[***]	[***]

207	[***]	[***]	[***]	[***]	[***]	[***]

206	[***]	[***]	[***]	[***]	[***]	[***]

205	[***]	[***]	[***]	[***]	[***]	[***]

203	[***]	[***]	[***]	[***]	[***]	[***]

202	[***]	[***]	[***]	[***]	[***]	[***]

201	[***]	[***]	[***]	[***]	[***]	[***]

200	[***]	[***]	[***]	[***]	[***]	[***]

199	[***]	[***]	[***]	[***]	[***]	[***]

198	[***]	[***]	[***]	[***]	[***]	[***]

197	[***]	[***]	[***]	[***]	[***]	[***]

196	[***]	[***]	[***]	[***]	[***]	[***]

195	[***]	[***]	[***]	[***]	[***]	[***]

194	[***]	[***]	[***]	[***]	[***]	[***]

193	[***]	[***]	[***]	[***]	[***]	[***]

192	[***]	[***]	[***]	[***]	[***]	[***]

191	[***]	[***]	[***]	[***]	[***]	[***]

190	[***]	[***]	[***]	[***]	[***]	[***]

189	[***]	[***]	[***]	[***]	[***]	[***]

188	[***]	[***]	[***]	[***]	[***]	[***]

187	[***]	[***]	[***]	[***]	[***]	[***]

186	[***]	[***]	[***]	[***]	[***]	[***]

185	[***]	[***]	[***]	[***]	[***]	[***]

184	[***]	[***]	[***]	[***]	[***]	[***]

183	[***]	[***]	[***]	[***]	[***]	[***]

182	[***]	[***]	[***]	[***]	[***]	[***]

181	[***]	[***]	[***]	[***]	[***]	[***]

180	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 47 of 78

179	[***]	[***]	[***]	[***]	[***]	[***]

178	[***]	[***]	[***]	[***]	[***]	[***]

177	[***]	[***]	[***]	[***]	[***]	[***]

176	[***]	[***]	[***]	[***]	[***]	[***]

175	[***]	[***]	[***]	[***]	[***]	[***]

174	[***]	[***]	[***]	[***]	[***]	[***]

173	[***]	[***]	[***]	[***]	[***]	[***]

172	[***]	[***]	[***]	[***]	[***]	[***]

171	[***]	[***]	[***]	[***]	[***]	[***]

170	[***]	[***]	[***]	[***]	[***]	[***]

169	[***]	[***]	[***]	[***]	[***]	[***]

168	[***]	[***]	[***]	[***]	[***]	[***]

167	[***]	[***]	[***]	[***]	[***]	[***]

166	[***]	[***]	[***]	[***]	[***]	[***]

165	[***]	[***]	[***]	[***]	[***]	[***]

164	[***]	[***]	[***]	[***]	[***]	[***]

163	[***]	[***]	[***]	[***]	[***]	[***]

162	[***]	[***]	[***]	[***]	[***]	[***]

161	[***]	[***]	[***]	[***]	[***]	[***]

160	[***]	[***]	[***]	[***]	[***]	[***]

159	[***]	[***]	[***]	[***]	[***]	[***]

158	[***]	[***]	[***]	[***]	[***]	[***]

157	[***]	[***]	[***]	[***]	[***]	[***]

156	[***]	[***]	[***]	[***]	[***]	[***]

155	[***]	[***]	[***]	[***]	[***]	[***]

154	[***]	[***]	[***]	[***]	[***]	[***]

153	[***]	[***]	[***]	[***]	[***]	[***]

152	[***]	[***]	[***]	[***]	[***]	[***]

151	[***]	[***]	[***]	[***]	[***]	[***]

150	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 48 of 78

149	[***]	[***]	[***]	[***]	[***]	[***]

148	[***]	[***]	[***]	[***]	[***]	[***]

147	[***]	[***]	[***]	[***]	[***]	[***]

146	[***]	[***]	[***]	[***]	[***]	[***]

145	[***]	[***]	[***]	[***]	[***]	[***]

144	[***]	[***]	[***]	[***]	[***]	[***]

143	[***]	[***]	[***]	[***]	[***]	[***]

142	[***]	[***]	[***]	[***]	[***]	[***]

141	[***]	[***]	[***]	[***]	[***]	[***]

140	[***]	[***]	[***]	[***]	[***]	[***]

139	[***]	[***]	[***]	[***]	[***]	[***]

138	[***]	[***]	[***]	[***]	[***]	[***]

137	[***]	[***]	[***]	[***]	[***]	[***]

136	[***]	[***]	[***]	[***]	[***]	[***]

135	[***]	[***]	[***]	[***]	[***]	[***]

134	[***]	[***]	[***]	[***]	[***]	[***]

133	[***]	[***]	[***]	[***]	[***]	[***]

132	[***]	[***]	[***]	[***]	[***]	[***]

131	[***]	[***]	[***]	[***]	[***]	[***]

130	[***]	[***]	[***]	[***]	[***]	[***]

129	[***]	[***]	[***]	[***]	[***]	[***]

128	[***]	[***]	[***]	[***]	[***]	[***]

127	[***]	[***]	[***]	[***]	[***]	[***]

126	[***]	[***]	[***]	[***]	[***]	[***]

125	[***]	[***]	[***]	[***]	[***]	[***]

124	[***]	[***]	[***]	[***]	[***]	[***]

123	[***]	[***]	[***]	[***]	[***]	[***]

122	[***]	[***]	[***]	[***]	[***]	[***]

121	[***]	[***]	[***]	[***]	[***]	[***]

120	[***]	[***]	[***]	[***]	[***]	[***]

119	[***]	[***]	[***]	[***]	[***]	[***]

118	[***]	[***]	[***]	[***]	[***]	[***]

117	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 49 of 78

116	[***]	[***]	[***]	[***]	[***]	[***]

115	[***]	[***]	[***]	[***]	[***]	[***]

114	[***]	[***]	[***]	[***]	[***]	[***]

113	[***]	[***]	[***]	[***]	[***]	[***]

112	[***]	[***]	[***]	[***]	[***]	[***]

111	[***]	[***]	[***]	[***]	[***]	[***]

110	[***]	[***]	[***]	[***]	[***]	[***]

109	[***]	[***]	[***]	[***]	[***]	[***]

108	[***]	[***]	[***]	[***]	[***]	[***]

107	[***]	[***]	[***]	[***]	[***]	[***]

106	[***]	[***]	[***]	[***]	[***]	[***]

105	[***]	[***]	[***]	[***]	[***]	[***]

104	[***]	[***]	[***]	[***]	[***]	[***]

103	[***]	[***]	[***]	[***]	[***]	[***]

102	[***]	[***]	[***]	[***]	[***]	[***]

101	[***]	[***]	[***]	[***]	[***]	[***]

100	[***]	[***]	[***]	[***]	[***]	[***]

99	[***]	[***]	[***]	[***]	[***]	[***]

98	[***]	[***]	[***]	[***]	[***]	[***]

97	[***]	[***]	[***]	[***]	[***]	[***]

96	[***]	[***]	[***]	[***]	[***]	[***]

95	[***]	[***]	[***]	[***]	[***]	[***]

94	[***]	[***]	[***]	[***]	[***]	[***]

93	[***]	[***]	[***]	[***]	[***]	[***]

92	[***]	[***]	[***]	[***]	[***]	[***]

91	[***]	[***]	[***]	[***]	[***]	[***]

90	[***]	[***]	[***]	[***]	[***]	[***]

89	[***]	[***]	[***]	[***]	[***]	[***]

88	[***]	[***]	[***]	[***]	[***]	[***]

87	[***]	[***]	[***]	[***]	[***]	[***]

86	[***]	[***]	[***]	[***]	[***]	[***]

85	[***]	[***]	[***]	[***]	[***]	[***]

84	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 50 of 78

82	[***]	[***]	[***]	[***]	[***]	[***]

81	[***]	[***]	[***]	[***]	[***]	[***]

80	[***]	[***]	[***]	[***]	[***]	[***]

79	[***]	[***]	[***]	[***]	[***]	[***]

78	[***]	[***]	[***]	[***]	[***]	[***]

77	[***]	[***]	[***]	[***]	[***]	[***]

76	[***]	[***]	[***]	[***]	[***]	[***]

75	[***]	[***]	[***]	[***]	[***]	[***]

74	[***]	[***]	[***]	[***]	[***]	[***]

73	[***]	[***]	[***]	[***]	[***]	[***]

72	[***]	[***]	[***]	[***]	[***]	[***]

71	[***]	[***]	[***]	[***]	[***]	[***]

70	[***]	[***]	[***]	[***]	[***]	[***]

69	[***]	[***]	[***]	[***]	[***]	[***]

68	[***]	[***]	[***]	[***]	[***]	[***]

67	[***]	[***]	[***]	[***]	[***]	[***]

66	[***]	[***]	[***]	[***]	[***]	[***]

65	[***]	[***]	[***]	[***]	[***]	[***]

64	[***]	[***]	[***]	[***]	[***]	[***]

63	[***]	[***]	[***]	[***]	[***]	[***]

62	[***]	[***]	[***]	[***]	[***]	[***]

61	[***]	[***]	[***]	[***]	[***]	[***]

60	[***]	[***]	[***]	[***]	[***]	[***]

59	[***]	[***]	[***]	[***]	[***]	[***]

58	[***]	[***]	[***]	[***]	[***]	[***]

57	[***]	[***]	[***]	[***]	[***]	[***]

56	[***]	[***]	[***]	[***]	[***]	[***]

55	[***]	[***]	[***]	[***]	[***]	[***]

54	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 51 of 78

53	[***]	[***]	[***]	[***]	[***]	[***]

52	[***]	[***]	[***]	[***]	[***]	[***]

51	[***]	[***]	[***]	[***]	[***]	[***]

50	[***]	[***]	[***]	[***]	[***]	[***]

49	[***]	[***]	[***]	[***]	[***]	[***]

48	[***]	[***]	[***]	[***]	[***]	[***]

47	[***]	[***]	[***]	[***]	[***]	[***]

46	[***]	[***]	[***]	[***]	[***]	[***]

45	[***]	[***]	[***]	[***]	[***]	[***]

44	[***]	[***]	[***]	[***]	[***]	[***]

43	[***]	[***]	[***]	[***]	[***]	[***]

42	[***]	[***]	[***]	[***]	[***]	[***]

41	[***]	[***]	[***]	[***]	[***]	[***]

40	[***]	[***]	[***]	[***]	[***]	[***]

39	[***]	[***]	[***]	[***]	[***]	[***]

38	[***]	[***]	[***]	[***]	[***]	[***]

37	[***]	[***]	[***]	[***]	[***]	[***]

36	[***]	[***]	[***]	[***]	[***]	[***]

35	[***]	[***]	[***]	[***]	[***]	[***]

34	[***]	[***]	[***]	[***]	[***]	[***]

33	[***]	[***]	[***]	[***]	[***]	[***]

32	[***]	[***]	[***]	[***]	[***]	[***]

31	[***]	[***]	[***]	[***]	[***]	[***]

30	[***]	[***]	[***]	[***]	[***]	[***]

29	[***]	[***]	[***]	[***]	[***]	[***]

28	[***]	[***]	[***]	[***]	[***]	[***]

27	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 52 of 78

26	[***]	[***]	[***]	[***]	[***]	[***]

25	[***]	[***]	[***]	[***]	[***]	[***]

24	[***]	[***]	[***]	[***]	[***]	[***]

23	[***]	[***]	[***]	[***]	[***]	[***]

22	[***]	[***]	[***]	[***]	[***]	[***]

21	[***]	[***]	[***]	[***]	[***]	[***]

20	[***]	[***]	[***]	[***]	[***]	[***]

19	[***]	[***]	[***]	[***]	[***]	[***]

18	[***]	[***]	[***]	[***]	[***]	[***]

17	[***]	[***]	[***]	[***]	[***]	[***]

16	[***]	[***]	[***]	[***]	[***]	[***]

15	[***]	[***]	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]	[***]	[***]

13	[***]	[***]	[***]	[***]	[***]	[***]

12	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

VII. Communications with the [***]

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
14	[***]	[***]	[***]	[***]	[***]	[***]

13	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 53 of 78

12	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

VIII. Correspondence with the [***] Regulatory Authorities (Protocol: MPC-7869-05-009 & Protocol: MPC-7869-05-010)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
6	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 54 of 78

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

IX. Correspondence with the [***] Regulatory Authorities (Protocol: MPC-7869-05-010)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
10	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 55 of 78

IX. Correspondence with the [***] Regulatory Authorities (Protocol: MPC-7869-05-09)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

X. Correspondence with the [***] Regulatory Authorities (Protocol: MPC-7869-05-009 & Protocol: MPC-7869-05-010.01)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
9	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
21	[***]	[***]	[***]	[***]	[***]	[***]

20	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 56 of 78

19	[***]	[***]	[***]	[***]	[***]	[***]

18	[***]	[***]	[***]	[***]	[***]	[***]

17	[***]	[***]	[***]	[***]	[***]	[***]

16	[***]	[***]	[***]	[***]	[***]	[***]

15	[***]	[***]	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]	[***]	[***]

13	[***]	[***]	[***]	[***]	[***]	[***]

12	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 57 of 78

XI. Correspondence with [***] Regulatory Authorities (Protocol: MPC-7869-05-010)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
7	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]

XII. Correspondence with [***] Regulatory Authorities (Protocol: MPC-7869-05-010.01)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	1000405

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 58 of 78

XIII. Correspondence with Regulatory [***] Authorities (Protocol: MPC-7869-05-009 & Protocol: MPC-7869-05-010.01)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

XIV. Correspondence with [***] Regulatory Authorities Protocol: MPC-7869-05-009& Protocol: MPC-7869-05-010)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
1	[***]	[***]	[***]	[***]	[***]	[***]

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
5

4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 59 of 78

XV. Correspondence with [***] Regulatory Authorities (Protocol: MPC-7869-05-009 & Protocol: MPC-7869-05-010.01)

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
4	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]

Index No.	Date	Type	Originator	Recipient	Description	Reference Number	Tracking Number
4	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

1	[***]	[***]	[***]	[***]	[***]	[***]

XVI. SOPs

Department	Dept. Code	SOP Number	Title
Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 60 of 78

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Biostatistics	CB	[***]	[***]

Clinical Development	CD	[***]	[***]

Clinical Development	CD	[***]	[***]

Clinical Development	CD	[***]	[***]

Clinical Development	CD	[***]	[***]

Clinical Development	CD	[***]	[***]

Chemistry Manufacturing and Controls	CMC	[***]	[***]

Chemistry Manufacturing and Controls	CMC	[***]	[***]

Chemistry Manufacturing and Controls	CMC	[***]	[***]

Company	CMP	[***]	[***]

Clinical Operations	CO	[***]	[***]

Clinical Operations	CO	[***]	[***]

Clinical Operations	CO	[***]	[***]

Clinical Operations	CO	[***]	[***]

Clinical Operations	CO	[***]	[***]

Drug Development	DD	[***]	[***]

Drug Development	DD	[***]	[***]

Drug Development	DD	[***]	[***]

Drug Development	DD	[***]	[***]

Drug Development	DD	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 61 of 78

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

GLP Laboratory	GLP	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 62 of 78

GLP Laboratory	GLP	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Quality Assurance	QA	[***]	[***]

Regulatory Affairs	RA	[***]	[***]

Regulatory Affairs	RA	[***]	[***]

Regulatory Affairs	RA	[***]	[***]

XVII. INDs /CTAs

a.	FDA IND [***] - Cancer

b.	FDA IND [***] - Alzheimer’s Disease

c.	EudraCT (used to reference a study throughout EU) [***] (MPC-7869-05-010) and [***] (MPC-7869-05-009)

XVIII. Informed Consent Forms prior to April, 18 2007

XIX. Investigator Brochure — most current version: 5 October 2007

XX. Myriad Personnel Training Records as of January 11 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 63 of 78

XXI. NDA — Clinical Documents

	Complete	Draft/Data Available	Ongoing Study
Bioavailability (BA) Study Reports	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
Comparative BA and Bioequivalence (BE) Study Reports	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
In vitro-In vivo Correlation Study Reports	[***]	[***]	[***]
Reports of Bioanalytical and Analytical Methods for Human Studies	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
Reports of Studies Pertinent to Pharmacokinetics Using Human Biomaterials	[***]	[***]	[***]
Plasma Protein Binding Study Reports	[***]	[***]	[***]
Reports of Hepatic Metabolism and Drug Interaction Studies	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
Reports of Human Pharmacokinetic (PK) Studies	[***]	[***]	[***]
Healthy Subjects PK and Initial Tolerability Study Reports	[***]	[***]	[***]

[***]	[***]	[***]	[***]
Patient PK and Initial Tolerability Study Reports	[***]	[***]	[***]
Intrinsic Factor PK Study Reports	[***]	[***]	[***]

[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 64 of 78

[***]	[***]	[***]
Extrinsic Factor PK Study Reports	[***]	[***]	[***]
Population PK Study Reports	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Reports of Human Pharmacodynamic (PD) Studies	[***]	[***]	[***]
Healthy Subject PD and PK/PD Study Reports	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
Patient PD and PK/PD Study Reports	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Reports of Efficacy and Safety Studies	[***]	[***]	[***]
Reports of Efficacy and Safety Studies - Alzheimer’s	[***]	[***]	[***]
Study Reports of Controlled Clinical Studies Pertinent to the Claimed Indication	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Study Reports of Uncontrolled Clinical Studies	[***]	[***]	[***]
Other Study Reports	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

XXII. NDA — Non Clinical Documents Available

	Complete	Draft/Data Available	Ongoing
Pharmacology	[***]	[***]	[***]
Primary Pharmacodynamics	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Secondary Pharmacodynamics	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 65 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Safety Pharmacology	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]

[***]		[***]

Pharmacodynamic Drug Interactions	[***]	[***]	[***]

Pharmacokinetics	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 66 of 78

Analytical Methods and Validation Reports	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Absorption	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Distribution	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Metabolism	[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]		[***]

Pharmacokinetic Drug Interactions	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Other Pharmacokinetic studies	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Toxicology	[***]	[***]	[***]

Single Dose Toxicity	[***]	[***]	[***]

Repeat Dose Toxicity	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 67 of 78

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Genotoxicity	[***]	[***]	[***]

In Vitro	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

In Vivo	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Carcinogenicity	[***]	[***]	[***]

Long-Term Carcinogenicity	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Reproductive and Developmental Toxicity	[***]	[***]	[***]

Fertility and Early Embryonic Development	[***]	[***]	[***]

Embryo-fetal Development	[***]	[***]	[***]

Other (Environmental Toxicity)	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

		[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 68 of 78

NDA —

XXIII. CMC documents Provide to Lundbeck on [***] and discussed during [***] diligence visit; address of docs: Flurizan Project/6. Clinical, non-clinical & CMC/CMC Disclosure Jan08/:

a.	Flurizan Project\9. Data Room\Audit Reports\

b.	[***]Flurizan Project\9. Data Room\CMC Disclosure Jan08\Flurizan Tablets\Flurizan Tablet CoA’s\

c.	[***]Flurizan Project\9. Data Room\CMC Disclosure Jan08\Flurizan Tablets\Flurizan Tablet Methods and Validations\

d.	[***]Flurizan Project\9. Data Room\CMC Disclosure Jan08\Flurizan Tablets\Flurizan Tablet Stability\

i.	[***]

e.	Flurizan Project\9. Data Room\CMC Disclosure Jan08\Tarenflurbil API\

f.	[***]Flurizan Project\9. Data Room\CMC Disclosure Jan08\Tarenflurbil API\Aesica’s MPC-7869 API Stability Reports\

g.	[***]Flurizan Project\9. Data Room\CMC Disclosure Jan08\Tarenflurbil API\MPC-7869 API Test Methods\

h.	[***]Flurizan Project\9. Data Room\CMC Disclosure Jan08\Tarenflurbil API\MPC-7869 API Validation Reports\

[***]

XXIV. Data Monitoring Committees: Charter and Meeting Minutes for the US Phase III & International Clinical Trial

[***]

XXV. CRFs for Pateints from the Phase II Trial provided on a laptop on [***]

a.	Table of Files:

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 69 of 78

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 70 of 78

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 71 of 78

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 72 of 78

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 73 of 78

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 74 of 78

Study	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 0-12 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 75 of 78

Study	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 76 of 78

Study	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 - 12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

AD Ph2 -12-24 Months	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 77 of 78

Study	[***]

AD Ph2 - 12-24 Months	[***]

XXVI. Draft Statistical Analysis Plan, AD Ph3 US (MPC-7869-04-005-SAP-01) dated [***]

XXVII. Documents Provided by E-mail on [***]

[***]

XXVIII. Documents Provided by E-mail [***]

[***]

XXIX. Data made available, as requested, in E-Room as of [***] (a majority of the data listed below is duplicative to that which is referenced above, but represents files actually transferred to Lundbeck for review as part of the diligence process:

Flurizan Project\9. Data Room\[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2: Contents of the Data Room (Electronic and Physical)	Page 78 of 78

ANNEX 3

INITIAL COMMERCIALISATION PLAN

The following sets forth a preliminary draft of certain action points anticipated to be taken with respect to the Product in the Territory; provided however that such actions points will need to be revised and replaced, and a more detailed Commercialisation Plan created by Lundbeck, based on the results of the U.S. Phase III Clinical Trial and the International Clinical Trial, and as such, the following shall not be deemed to create any binding obligations on Lundbeck:

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]

[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]			[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]					[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]

[***]						[***]	[***]	[***]

[***]								[***]	[***]	[***]

[***]

[***]	[***]	[***]		[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]							[***]	[***]

[***]	[***]	[***]				[***]

[***]	[***]	[***]		[***]	[***]	[***]

[***]	[***]	[***]				[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]					[***]	[***]	[***]

[***]						[***]

[***]	[***]	[***]								[***]

[***]	[***]	[***]				[***]

[***]	[***]	[***]					[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]					[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 4

INITIAL JOINT DEVELOPMENT PLAN AND BUDGET

I.	Myriad shall complete the following clinical studies and activities currently in progress (as listed below), which are relevant to the clinical development and regulatory approvals inside and outside the Territory, in each case in accordance with the protocols previously made available to Lundbeck (further detail is available upon request for each protocol).
[***]

II.	[***] for completion of clinical studies and activities currently in progress which are relevant to the clinical development and regulatory approvals inside and outside the Territory.

	[***]		[***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]	[	***]	[	***]

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 5

MYRIAD PATENTS

MYRIAD DOCKET #	COUNTRY	SERIAL NO.	PATENT NO.	TITLE	SUBJECT MATTER	STATUS	FILED	ISSUED	EXPIRATION	LICENSOR	ASSIGNEE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 6

Supply Terms

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 6

Supply Terms

1. Definitions

For purposes of these Supply Terms, unless otherwise defined herein, all capitalized terms shall have the same meaning for purposes of these Supply Terms as set forth in the Agreement.

1.1.	“IMP” shall mean Investigational Medicinal Product.

1.2.	“Initial Sales Period” shall be a time period beginning on the Effective Date and ending [***], subject to the provisions of Article 12.1 of these Supply Terms.

1.3.	“PO” or “Purchase Order” shall mean a purchase order for Bulk Drug, and/or IMP submitted by Lundbeck.

1.4.	“Regulatory Starting Material” shall mean the Flurbiprofen utilized in the manufacture of Compound.

1.5.	“Safety Stock” shall mean a certain aggregated quantity of Compound and/or Bulk Drug intended to ensure continued supplies for the market in the case of manufacturing problems, equipment break downs, sudden changes in market conditions or other similar events.

1.6.	“Supply Chain” shall mean the inventory holding points concerning and/or related to Compound, Bulk Drug and/or Products from supplier of starting materials, through manufacturer to wholesaler.

1.7.	“Supply Chain Data” shall mean information concerning inventory levels, lead-time, sales data and forecasts concerning Compound, Bulk Drug and Product.

2. Subject Matter

2.1.	Subject to the terms and conditions of the Agreement and these Supply Terms, Myriad shall manufacture (or have manufactured) and sell and supply to Lundbeck, and Lundbeck shall purchase and take delivery of, Bulk Drug, and/or IMP for use by Lundbeck in accordance with the terms and conditions, and subject to the limitations, of the Agreement and the Supply Terms, during the Initial Sales Period. Without limiting the generality of this Article 2.1, Myriad shall also provide to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Lundbeck during this period such reasonable quantity of Regulatory Starting Material, Bulk Drug, IMP and/or Compound, as reasonably necessary for Lundbeck’s research, development and technical transfer activities with respect to the Products, and such supply shall be at cost to Lundbeck calculated in accordance with the Agreement and subject to any cost sharing in the Agreement (except to the extent such supply is in connection with Clinical Trials under the Lundbeck Territory Development Plan, in which case the price shall be as set forth in Article 5.1 of the Agreement).

2.2.	Following the end of the Initial Sales Period, Myriad [***] and/or IMP in partnership with other third party agents and under a separate supply agreement; provided, however, that [***].

2.3.	Following the end of the Initial Sales Period, Lundbeck [***] and/or IMP in partnership with other third party agents and under a separate supply agreement; provided, however, [***].

2.4.	Myriad shall supply Lundbeck with required reference samples including but not limited to Compound and Regulatory Starting Material as reasonably requested by Lundbeck to enable Lundbeck to perform analysis of Regulatory Starting Material, Compound and Bulk Drug.

2.5.	The remaining shelf life of Bulk Drug and/or IMP delivered to Lundbeck by Myriad shall be at least [***]% of the full original shelf life at the time of delivery to Lundbeck.

2.5.1.	[***], Lundbeck may request that the Bulk Drug supplied to Lundbeck for such countries have a shelf life of not less than [***]% of the full original shelf life at the time of delivery to Lundbeck, and Myriad will [***].

3. Mutual Rights to Ensure Supply

3.1.	During the Initial Sales Period:

a)	Both Myriad and Lundbeck shall have the right to conduct inspections of the Manufacturing Sites and final commercial packaging sites for Regulatory Starting Material, Compound, Bulk Drug and/or IMP to the Territory, upon reasonable advance notice subject to 3.1b;
b)	Both Myriad and Lundbeck may supply Compound, Bulk Drug and/or IMP that is supplied by external supply partners (“Subcontractors”). Access to Subcontractor’s facilities and processes will be governed by the related agreements with such Subcontractors; and
c)	All Manufacturing Sites and commercial packaging sites utilized by Myriad or Lundbeck shall have or obtain prior to the commencement of supply a manufacturing license as provided for under the Agreement. All

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Manufacturing Sites and all commercial packaging sites designated by Myriad or Lundbeck, shall be identified by written notice to the other party as soon as reasonable but not less than 3 months prior to the sites registration. Each party shall have the right to approve or disapprove any Manufacturing Site or commercial packaging site based solely upon the ability of such site to meet all necessary regulatory requirements, which consent will not be reasonably withheld.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2.	It is the intent of the Parties to co-operate closely in order to create efficient Supply Chains for Products and ensure on-going product supply including frequent exchange of Supply Chain Data enabling visibility throughout the Supply Chains.

3.3.	The Parties shall meet quarterly, or more or less frequently upon mutual agreement, to discuss matters related to the Supply Chain planning including forecasting, network capacity and inventory levels to agree upon appropriate measures intended to optimize global supply.

3.4.	The Parties agree to frequent exchange of Supply Chain Data.

3.5.	Both Myriad and Lundbeck shall use Commercially Reasonable Best Efforts to identify, secure and qualify, Compound and Bulk Drug Supply Chains that are jointly qualified to allow registration for both the US and the Territory, with a goal of providing supply assistance, as might be necessary.

3.6.	A long-term non-binding [***]year forecast will be shared quarterly for bulk tablet demand to ensure sufficient capacity planning.

4. Delivery

4.1.	Except as otherwise agreed between the Parties, the Bulk Drug and/or IMP covered by each Purchase Order submitted by Lundbeck, and accepted by Myriad, hereunder, shall be delivered by Myriad to Lundbeck [***]. [***].

4.2.	Myriad will notify Lundbeck promptly of any delay in delivery of the Bulk Drug, IMP and/or documentation, and will promptly identify a new expected delivery date.

4.3.	Myriad shall provide Lundbeck with reasonable opportunity to visually inspect each lot of Bulk Drug, and/or IMP, review all relevant batch documentation, and quality control test according to Lundbeck procedures to verify conformance with the Specifications and cGMP. [***].

5. Documentation with delivery

5.1.	Myriad shall provide Lundbeck with certificates of analysis and certificates of release at the point of manufacture in mutually agreed format for each batch released for delivery hereunder. These certificates will state that each batch received by Lundbeck conforms to the Specifications and cGMP. These certificates shall include the date of manufacture, Myriad batch number, either a retest date or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

expiry date, quantitative results of release testing performed and the signature of an authorized ‘representative of’ Myriad’s quality organization.

5.2.	If Bulk Drug and/or IMP is produced outside the EU, release to the EU market will likely be required following delivery to Lundbeck. Final release of the Bulk Drug and/or IMP to the EU will be performed by Lundbeck or a 3rd party designated by Lundbeck

5.2.1.	For Bulk Drug and/ or IMP produced by or on behalf of Myriad, a copy of the EU certificate of release for each lot will be provided to Myriad.

6. Invoicing and payment terms

6.1.	All invoices for Compound, Bulk Drug and/or Investigational Medicinal Product shall at the earliest be issued by Myriad [***]. The price of Compound, Bulk Drug and/or IMP shall be calculated in accordance with the Agreement.

6.2.	Payment of invoices shall be made by Lundbeck within [***] days of invoice.

7. Forecasting and ordering

7.1.	During the Initial Sales Period:

7.1.1.	[***], Lundbeck will advise Myriad in writing of its estimated [***] requirements of Compound for the next succeeding [***]. Lundbeck shall use Commercially Reasonable Best Efforts to make its estimated forecast a reasonable basis for Myriad’s supply chain production planning.

7.1.2.	The [***] of the forecast in 7.1.1 shall be (i) a binding commitment of Lundbeck to purchase in Bulk Drug the forecasted volume, and (ii) a binding commitment of Myriad to supply in Bulk Drug at the forecasted volume in Calendar Quarters [***]. The subsequent Calendar Quarter (Calendar Quarter [***]) shall be: (i) a binding commitment of Lundbeck to purchase in Bulk Drug the forecasted volume [***]%, and (ii) a binding commitment of Myriad to supply in Bulk Drug at least [***]% of the forecasted volume. The subsequent Calendar Quarters (Calendar Quarters [***] shall be non-binding and Lundbeck shall use Commercially Reasonable

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Best Efforts to make said forecast. Myriad shall use Commercially Reasonable Best Efforts to supply all market requirements.

7.1.3.	Lundbeck shall place monthly Purchase Orders for Bulk Drug not less than [***] months prior to the requested delivery date. The aggregated quantity of Bulk Drug within one Calendar Quarter shall not exceed the limits of Lundbeck’s binding commitment as per 7.1.2 without the prior approval of Myriad.

7.2. Myriad may decline a Purchase Order that otherwise complies with these Supply Terms including the requirements of Article 7.1, only if: (i) the quantity of Bulk Drug ordered by Lundbeck exceeds [***]tablets per month; and (ii) supplying such excess above [***]tablets[***]. For clarity, subject to Lundbeck’s compliance with these Supply Terms, including the requirements of Article 7.1, Myriad shall be required to accept all portions of a Purchase Order up to [***]tablets per month.

7.3. Myriad shall confirm or decline a PO within [***] days of receipt of said purchase order. All orders for Bulk Drug submitted under this Annex shall be for a minimum of one batch and all orders must be placed in whole batch increments. The size of one batch of Bulk Drug is approximately [***] tablets.

7.4. In the event of any inconsistency between the terms and conditions of any such Purchase Order and the terms and conditions of these Supply Terms and the Agreement, the terms and conditions of these Supply Terms and the Agreement shall prevail.

7.5. Notwithstanding the above, if either Party, acting in good faith, over-ships to, or overestimates the requirement of, Bulk Drug and cannot utilize all or any portion of Bulk Drug, the Parties will discuss alternatives regarding the use of such Bulk Drug.

8. Safety Stock

8.1. During the Initial Sales Period, Lundbeck shall use Commercially Reasonable Best Efforts to carry a Safety Stock of Bulk Drug for the Territory equal to approximately [***] [***] of estimated Product sales in the Territory based on Lundbeck’s forecast. Such Safety Stock shall be located on Lundbeck’s premises, or in an approved Third Party warehouse(s) designated by Lundbeck, and stored in accordance with cGMP standards. Safety stock can be held in bulk tablets or packaged finished goods.

8.2. During the Initial Sales Period, Myriad shall use Commercially Reasonable Best Efforts to carry a Safety Stock of Compound for the Territory equal to at least [***] of estimated Product sales in the Territory based on Lundbeck’s

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

forecast. Such Safety Stock shall be located on an approved Third Party warehouse(s) designated by Myriad, and stored in accordance with cGMP standards.

9. Shortage of supplies

9.1. In the event that Bulk Drug is (or is anticipated to be by a Party) in short supply, Lundbeck or Myriad shall notify the other Party in writing of such circumstances, as soon as possible, including the underlying reasons for such shortage and the date such shortage is expected to end.

9.2. Available quantities of Bulk Drug shall be allocated among the Parties in accordance with section 5.6 of the Agreement.

10. Quality

10.1. As soon as practicable after the Effective Date, but in no event more than ninety (90) days thereafter, the Parties shall negotiate and execute a Quality Agreement, consistent with the terms of the Agreement, focusing on each Party’s respective compliance responsibilities.

11. Non compliance

11.1. In the event that Lundbeck reasonably determines that any Bulk Drug, Compound and/or IMP supplied by Myriad to Lundbeck fails to conform to Myriad’s representations and warranties as set forth in Article 5.1 or 9.2.2(f) of the Agreement, [***].

12. [***]Any Bulk Drug, Compound and/or IMP which fails to meet the representations and warranties set forth under the Agreement and which is in Lundbeck’s possession shall, at Myriad’s option, either be [***]Early Termination and Extension of Initial Sales Period

12.1. Notwithstanding the provisions of these Supply Terms, the Initial Sales Period may be (i) shortened in accordance with the provisions of Article 5.4 of the Agreement or (ii) extended in accordance with the provisions of Article 5.5 of the Agreement

12.2. With the exception of Articles 1.1, 1.3, 1.6, 1.7, 2.2. 2.3, 3.2, 3.3, 3.4, 3.5, 3.6, 9.1, 11 and 12.2 of these Supply Terms, all other Articles of these Supply Terms shall no longer apply from and after the Initial Sales Period (except with respect to (i) Bulk Drug and/or IMP supplied by Myriad prior to the end of the Initial Sales Period and (ii) any then outstanding binding Purchase Orders (and the Bulk

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Drug and/or IMP delivered pursuant thereto) in accordance with the provisions of Article 5.4 of the Agreement).

13. Limitations

[***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 7

TERRITORY

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 8

LIST OF PRODUCT CLINICAL TRIALS CURRENTLY SPONSORED BY MYRIAD

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 9

MYRIAD IN-LICENSES

1.	LLUMC Agreement (See Annex 9 for copy of Agreement)

2.	Encore Agreement (See Annex 10 for copy of Agreement)

3.	Mayo Agreement (See Annex 11 for copy of Agreement)

4.	Aesica Agreement (See Annex 14 for copy of Agreement)

5.	Manufacturing and Supply Agreement, by and between sanofi-aventis U.S., LLC and Myriad Pharmaceuticals, Inc., [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 10

LLUMC AGREEMENT

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LICENSE AGREEMENT

BY AND BETWEEN

LOMA LINDA UNIVERSITY MEDICAL CENTER,

A CALIFORNIA NONPROFIT RELIGIOUS CORPORATION

AND

ENCORE PHARMACEUTICALS, INC.,

A DELAWARE CORPORATION

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iii)

LICENSE AGREEMENT

This License Agreement (“Agreement”) effective as of December 21, 1998 (the “Effective Date”), is entered into by and between LOMA LINDA UNIVERSITY MEDICAL CENTER, a California non-profit religious corporation (“LLUMC”) located at 11234 Anderson Street, Suite 1160, Loma Linda, CA 92354, and ENCORE PHARMACEUTICALS, INC., a Delaware corporation (“Encore”) located at 11234 Anderson Street, Suite 1160, Loma Linda, CA 92354.

RECITALS

A. In the course of research conducted at the Loma Linda University Medical Center, the Inventors listed in Exhibit “A” (the “Inventors”) have produced inventions, the titles of which are also listed in Exhibit “A” (the “Inventions”) which were discovered at least in part by Dr. William J, Wechter while working at the Laboratory of Chemical Endocrinology during the period 1989 to the Effective Date which relate to or are based on the enantieomerically stable R-NSAID compounds and methods of use.

B. Pursuant to an assignment by the Inventors to LLUMC of all of their rights, title and interest in and to the Inventions and any patents resulting therefrom, to the knowledge of LLUMC, LLUMC is the owner of the Inventions.

C. Encore wishes to obtain a license to the Licensed Technology (as hereinafter defined), and LLUMC is willing to grant such a license to Encore subject to the terms and conditions hereof.

D. Concurrently herewith, LLUMC and Encore are entering into a Services Agreement and Series A Preferred Stock Purchase Agreement, dated of even date herewith.

NOW, THEREFORE, in consideration of the foregoing, and the covenants and promises contained herein, the sufficiency of which are hereby acknowledged by the parties, LLUMC and Encore hereby agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall be defined as set forth below:

1.1 “Affiliate” shall mean (a) an officer, director and/or a legal entity directly or indirectly controlled by, or controlling, Encore; (b) Dr. William J. Wechter and Dr. Robert L. Brarzler and any entity directly or indirectly controlled by them; (c) an entity of which fifty percent or more of the voting stock is controlled or owned directly or indirectly by Encore; and (d) an entity which directly or indirectly owns or controls fifty percent or more of the voting stock of Encore, and (e) an entity the majority ownership of which is directly or indirectly common to the majority ownership of Encore.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2 “Improvement(s)” shall mean inventions or other improvements which relate to or are based on the Inventions and which are within the scope of the then existing Licensed Patents. An Improvement shall be within the scope of a Licensed Patent if covered by a claim, either literally or “under the doctrine of equivalents.

1.3 “Know-How” shall mean unpatented technical information which is disclosed to Encore by LLUMC pursuant to this Agreement, including but not limited to engineering, scientific, preclinical, clinical, and practical information, data, formulas, formulations, information about qualities, uses, test methods and results, information about materials and sources, drawings, specifications, and other relevant writings, in each case, which is necessary or useful for the practice of the Licensed Patents or the design, manufacture and/or sale of Licensed Products.

1.4 “Licensed Patents” shall mean all United States and foreign patents and applications for patents owned by LLUMC or jointly owned by Encore and LLUMC, and filed prior to the date of or during the term of this Agreement relating to any of the Invention(s), including, in each case, all foreign and domestic patents issuing on any of the foregoing applications, and all reissues, renewals, reexaminations, extensions, continuations, continuations-in-part, provisionals and divisional of each of the preceding. The Licensed Patents that are pending or issued as of the date of this Agreement are set forth in Exhibit “B.” For purposes of this Agreement, any United States or foreign patents and/or applications for patents owned by LLUMC or jointly owned by LLUMC and Encore relating to an Improvement or a New Invention shall be treated as Licensed Patents for all purposes whatsoever.

1.5 “Licensed Product(s)” shall mean any product, device, process, method, apparatus, kit or component part, or any part thereof, or any subject matter, where manufacture, use, or sale is covered, in whole or in part, either literally or under the doctrine of equivalents, by any issued or pending claim of one or more of the Licensed Patents pending or issued in the country of manufacture, use or sale.

1-6 “Licensed Technology” shall mean the Licensed Patents and the Know-How.

1.7 “Net Sales” shall mean gross sales of Encore and its Affiliates from the sale, use or other disposition of the Licensed Products by Encore and/or an Affiliate less:

(a) Sales taxes, tariff, duties and/or use taxes directly imposed and with reference to particular sales;

(b) Bulk packing, shipping insurance and outbound transportation prepaid or allowed;

(c) Customary trade, quantity or cash discounts and rebates, actually allowed and taken;

(d) Amounts allowed or credited on returns; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e) Uncollected accounts receivable which are over 180 days past due and are recorded on the books of Encore as a bad debt in accordance with generally accepted accounting principles.

A “sale” shall occur on the earlier of the date a Licensed Product is shipped, invoiced for, or payment in respect of it is received. The term “Net Sales” shall not include sales between Encore and its Affiliates or Sublicensees, unless such Affiliate or Sublicensee is the end user of the Licensed Products, in which case “Net Sales” shall include any such sales and the Net Sales price shall be no less than is currently being paid by third party buyers of such Licensed Products, and Encore shall not receive credit for any discounts or allowances granted. Any sales or transfers of Licensed Products by Encore or its Affiliates or Sublicensees to any person or entity that does not deal at arm’s-length with such seller shall be computed, for the purposes of determining Net Sales, at an amount equal to the price at which Encore would have invoiced or charged purchasers making similar commitments which deal at arm’s-length with Encore.

1.8 “New Invention(s)” shall mean an invention conceived or reduced to practice by Encore or jointly by Encore and LLUMC which relates to or is based on the enantieomerically stable R-NSAID compounds and methods of use thereof, but which is outside the scope of the then-existing Licensed Patents.

1.9 “Quarter Year” shall mean the three-month periods ending March 31st, June 30th, September 30th and December 31st of each Royalty Year.

1.10 “Royalty Year” shall mean each twelve-month period commencing January 1st and ending December 31st during the term of this Agreement. For the first year of this Agreement, the Royalty Year shall be the period of time between the signing of this Agreement and December 31st.

1.11 “Services Agreement” shall mean that certain Services Agreement entered into by LLUMC and Encore of even date herewith.

1.12 “Sublicensee” shall mean a person or entity to whom Encore has granted the right under the Licensed Technology to develop, manufacture, have manufactured, use, market and/or sell the Licensed Products.

1.13 “Sublicense Income” shall mean the gross amount (net of tax withholdings for LLUMC’s taxes which Encore is obligated to pay) received by Encore and/or its Affiliates, directly or indirectly, from Sublicensees for or on account of sublicenses of any of the rights granted Encore hereunder and the sale of Licensed Products, including royalties, license fees, milestone payments, option fees and other amounts paid to Encore and/or its Affiliates by Sublicensees, subject to the limitations in Section 4.1(b)(i) and (ii).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE II

GRANT OF LICENSE

2.1 Grant. Subject to the terms and conditions of this Agreement, LLUMC grants and Encore hereby accepts a non-transferable worldwide exclusive license under the Licensed Technology, to develop, manufacture, have manufactured, use, market, import, have imported, offer for sale and sell Licensed Products.

2.2 Sublicense. Encore shall have no right to assign, sublicense, subcontract, transfer or otherwise convey all or any part of the rights hereby licensed to it without the prior written consent of LLUMC, which consent shall not be unreasonably withheld. The foregoing sentence shall also prohibit a transfer of rights by or to any joint venture or partnership arrangement between Encore and any other entity, including, without limitation, any Affiliate. Subject to LLUMC’s prior written consent, Encore may grant sublicenses under the Licensed Technology, to develop, manufacture, have manufactured, use, market, import, have imported, offer to sell and/or sell Licensed Products. No sublicense shall contain the right to grant further sublicenses without the prior written consent of LLUMC. Any such sublicense shall include provisions comparable to and not inconsistent with the terms of Sections 2.3, 2.4, Article III, Article V, Article VIII, Article IX, Article X and Sections 13.3, 13.4, 13.9, 13.12, 13.13, 13.14, 13.15, 13.18, 13.19 and 13.20 for the benefit of LLUMC. Encore shall provide LLUMC with a copy of each sublicense granted hereunder for LLUMC’s approval and no sublicense shall become effective until LLUMC has given its written approval thereof.

2.3 Use of Name. Encore shall not have the right to use the name “Loma Linda University Medical Center,” “Loma Linda University,” “LLUMC,” “LLU,” or any simulation, abbreviation, adaptation or similar or confusingly similar name or any other logos, trademarks, service marks or trade names owned by LLUMC or Loma Linda University (collectively, the “LLUMC Marks”), as a trademark or trade name or for publicity, promotion or otherwise, or as any part of any trademark or trade name, without LLUMC’s and Loma Linda University’s (“LLU”) prior written consent, as applicable. LLUMC and LLU may withhold such consent in their absolute discretion provided, however, Encore may state that the Licensed Products were developed in conjunction with or are based on technology developed at LLUMC, and Encore may make such other references to LLUMC as are required under federal and state and/or other applicable laws.

2.4 Retention of Rights. LLUMC and the LLUMC Affiliates (as that term is defined in Section 9.2) shall retain the nontransferable right to make, use and practice the Licensed Technology for their own noncommercial purposes. The license granted hereunder shall not be construed to confer any rights upon Encore by implication, estoppel or otherwise as to any technology or intellectual property other than the Licensed Technology.

2.5 Third Party Licenses. The parties recognize that Encore may encounter patents held by third parties which are not Affiliates, and that licenses between LLUMC or Encore and such third parties may be necessary in order to enable Encore to develop, make or market certain Licensed Products. In that event, Encore has the right to enter into licensing agreements with such third parties, provided LLUMC is consulted before hand, is reasonably satisfied that the third party does in fact hold a patent that limits Encore’s rights in respect of the making,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

using and/or marketing the Licensed Products, and LLUMC gives its written approval to such license, which approval shall not be unreasonably withheld. Any money received by Encore in exchange for such cross-licensing shall be treated as consideration from Sublicensees for sublicensing. In the event that Encore is obligated to pay to such a third party royalties and/or other amounts to acquire such a license, Encore shall be entitled to credit against the royalties payable to LLUMC (or if no royalties are payable to LLUMC at such time, to credit against any amounts due LLUMC including, without limitation, Minimum Annual Royalties described in Article VI), by an amount equal to one-half (1/2) the sum of earned royalties and other amounts paid to such third party(ies) to acquire access to or use of such third party’s intellectual property rights.

ARTICLE III

IMPROVEMENTS/NEW INVENTIONS

3.1 During Term of Services Agreement. During the first two (2) years of the Services Agreement, ownership of Improvements and New Inventions shall be as follows:

(a) Except as provided in Section 3.1(d) below, Improvements Funded solely by LLUMC, or by LLUMC and Encore jointly, and New Inventions Funded solely by LLUMC or by LLUMC and Encore jointly shall be owned by LLUMC, and Encore shall have an exclusive, royalty-bearing license under the terms of this Agreement. Encore agrees to assign to LLUMC any right, title or interest that Encore may possess in such Improvements and New Inventions.

(b) Improvements Funded solely by Encore shall be owned by Encore, provided that Encore shall pay a royalty to LLUMC under the terms of this Agreement; and provided further, that in the event Encore declares bankruptcy, LLUMC shall have a non-exclusive, royalty-free, worldwide license under such Improvements.

(c) New Inventions Funded solely by Encore shall be owned by Encore, and no royalty shall be payable to LLUMC pursuant to this Agreement on such New Inventions.

(d) New Inventions conceived and reduced to practice at a facility other than any of LLUMC’s or LLUMC Affiliates’ facilities, if Funded jointly by LLUMC and Encore, shall be jointly owned, and patent applications and patents claiming such New Inventions shall be treated as Licensed Patents, and Encore shall have an exclusive royalty bearing license thereto under the terms of this Agreement.

3.2 After Term of Services Agreement. After the first two (2) years of the Services Agreement, ownership of Improvements and New Inventions shall be as follows:

(a) Improvements and New Inventions Funded solely by LLUMC shall be owned by LLUMC, and Encore shall have an exclusive, royalty-bearing license under the terms of this Agreement. Encore agrees to assign to LLUMC any right, title or interest that Encore may possess in such Improvements and New Inventions.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Improvements Funded solely by Encore shall be owned by Encore; provided that Encore shall pay a royalty to LLUMC under the terms of this Agreement; and provided further, that in the event Encore declares bankruptcy. LLUMC shall have a non-exclusive, royalty-free, worldwide license under such Improvements.

(c) Improvements jointly Funded by LLUMC and Encore shall be jointly owned; provided that Encore shall pay a royalty to LLUMC under the terms of this Agreement.

(d) New Inventions Funded solely by Encore shall be owned by Encore.

(e) New Inventions jointly Funded by LLUMC and Encore shall be jointly owned; provided that Encore shall pay a sublicensing royalty to LLUMC under the terms of this Agreement on products commercialized by Encore’s Sublicensees, and shall pay a reduced royalty to LLUMC on products commercialized by Encore as set forth in Section 4.1(c) below.

3.3 Funded. For purposes of this Agreement, “Funded” shall mean (i) payment of the direct operating costs of the laboratory in which the Improvement or New Invention is conceived or reduced to practice, including, without limitation, payments by LLUMC under the Services Agreement, but excluding compensation to laboratory personnel, or (ii) payment of the compensation to any of the personnel who conceived or reduced to practice the Improvement or New Invention, in whole or in part. During the term of the Services Agreement, all Improvements and New Inventions conceived and/or reduced to practice at LLUMC or LLUMC Affiliates’ facilities shall be considered Funded solely by LLUMC. During the entire term of this Agreement, the presumption shall be that Improvements and New Inventions conceived and reduced to practice at a facility other than any of LLUMC’s or LLUMC Affiliates’ facilities have been Funded solely by Encore, except as otherwise provided herein. Nothing in this Agreement shall in any way affect any lawful rights which any other person, including the LLUMC Affiliates, may have in any of the New Inventions or Improvements.

3.4 Reports. Encore shall keep LLUMC fully informed on an ongoing basis of all Improvements and of all New Inventions covered by this Article III by delivering to LLUMC full and complete disclosures promptly after they occur, and Encore shall cooperate fully and completely in response to all inquiries of LLUMC in connection therewith: LLUMC agrees to treat such information as Confidential Information of Encore in accordance with the provisions of Section 13.13, except as necessary to communicate and/or investigate Encore’s non-compliance with this Agreement. Encore grants LLUMC, and shall cause each of its Affiliates, and shall use reasonable efforts to cause its Sublicensees to grant LLUMC, reasonable access and inspection to all of Encore’s, its Affiliates and its Sublicensee’s facilities, and of its and their vendors and subcontractors. Encore agrees to make all of its and its Affiliates’ personnel involved with the subject of LLUMC’s inquiries available to LLUMC for reasonable cooperation, questioning, demonstration and explanation. Encore agrees to cooperate fully and timely in providing and executing all documents and instruments necessary to perfect the rights and licenses granted LLUMC under this Agreement and to enforce those rights and licenses.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE IV

ROYALTIES AND OTHER PAYMENTS

4.1 Royalties. In partial consideration for the license granted hereunder, during the term of this Agreement, Encore shall pay to LLUMC the following royalty amounts:

(a) Subject to Section 4.1(d) below, with respect to sales of Licensed Products by Encore and its Affiliates:

(i)            of Net Sales derived from Licensed Products made, used, leased, sold or otherwise disposed of by and/or for Encore or an Affiliate for a therapeutic application; and

(ii)            of Net Sales derived from Licensed Products made, used, leased, sold or otherwise disposed of by and/or for Encore or an Affiliate solely for a preventive application; and

(b)            of all Sublicensee Income for sublicenses of any of the Licensed Technology. In the event that Encore and/or an Affiliate enters into a joint venture (which joint venture shall be subject to the provisions of Section 2.2) with another person or entity, and grants a license or sublicense, as the case may be, to any of the Licensed Technology, then consideration to Encore for purposes of calculating royalties shall be deemed to be the cash consideration received by Encore and/or any Affiliate from such joint venture.

(i) Notwithstanding the above, LLUMC shall not be entitled to any portion of amounts received by Encore or its Affiliates from Sublicensees for debt financing, the license or sublicense of any intellectual property other than the Licensed Technology or reimbursement for patent or other expenses. Sublicensee Income shall not include any payments received by Encore or its Affiliates for research and development expenses (“R&D Payments”), to the extent Encore provides LLUMC with written evidence that such R&D Payments (1) are paid by the Sublicensee solely for research and development, and (2) are subject to written reporting requirements and accounting obligations to Sublicensee. To the extent that Encore claims the benefits, of any exclusion in this Subsection 4.1(b)(i), Encore agrees to provide LLUMC with the periodic financial reports it submits to the Sublicensee with regard to any and all R&D Payments. If LLUMC disputes that any or a part of such R&D Payments are for research and development and provides written notice to Encore that LLUMC disputes such characterization, LLUMC and Encore agree to arbitrate whether such R&D Payments are subject to the royalty provided in this Section 4.1(b), in accordance with the provisions of Section 13.11 below.

(ii) Notwithstanding the above, Sublicensee Income shall not include any portion of amounts received by Encore from a Sublicensee for the purchase of equity in Encore, except as expressly provided below. If within twelve (12) months from the Effective Date of this Agreement, Encore sells equity to a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sublicensee and the price per share paid by any Sublicensee for such Encore shares exceeds the price per share for the last sale of stock of Encore (other than to a founder or to LLUMC) by             , any such excess shall be treated as Sublicensee Income and shall be subject to a royalty pursuant to this Section 4.1(b). After the first anniversary of the Effective Date and until the second anniversary of the Effective Date, if Encore sells equity to a Sublicensee and the price per share paid by a Sublicensee for such Encore shares exceeds the price per share for the last sale of stock (other than to a founder or to LLUMC) by             , any such excess shall be treated as Sublicensee income and shall be subject to a royalty pursuant to this Section 4.1(b). After the second anniversary of the Effective Date, if the price per Encore share paid by a Sublicensee exceeds the price per share for the last sale of stock by Encore (other than to a founder or to LLUMC) by             , any such excess shall be treated as Sublicensee Income and shall be subject to a royalty pursuant to this Section 4.1(b). For example, if 13 months after the Effective Date, a Sublicensee pays              per share for stock that last sold to an investor other than a founder or LLUMC for              per share, Encore would owe to LLUMC a royalty equal to              of              per share or              per share.

(c) With respect to the calculation of royalties relating to sales of Licensed Products by Encore or its Affiliates covered only by a claim of a patent application or patent claiming a jointly owned New Invention, such Licensed Products shall bear royalties as follows:

(i)            of Net Sales derived from Licensed Products which are made, used, leased, sold or otherwise disposed of by and/or for Encore or an Affiliate for a therapeutic application;

(ii)            of Net Sales derived from Licensed Products which are made, used, leased, sold or otherwise disposed of by and/or for Encore or an Affiliate solely for a preventive application.

(d) In the event that no patent application is filed in a foreign country by Encore or LLUMC, and Encore and/or its Affiliates eventually manufactures or sells products, devices, processes, methods, apparatuses, kits or component parts in that country and manufacture or sale of such products in the United States would be covered in whole or in part by any issued or pending claim of one or more of the Licensed Patents at the time of such manufacture or sale, such products shall bear royalties under Section 4.1(a) and/or (c) above, as applicable, as if they were Licensed Products; provided, however, if:

(i) a third party is selling products which compete with such Licensed Product, then Encore and/or its Affiliates shall pay to LLUMC a royalty based on              of the royalty rates set forth in Section 4.1(a) and/or (c) as applicable, with respect to Net Sales of the Licensed Product in such country; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii) two or more third parties are selling products which compete with such Licensed Product, then Encore and/or its Affiliates shall have no obligation to pay to LLUMC any royalties with respect to Net Sales of the Licensed Product in such country.

(e) For purposes of Section 4.1 (d)(i) and 4.1(d)(ii), a product will be deemed to compete with the Licensed Product only if the product contains a label claim which provides an application or use which is comparable to that of the Licensed Product.

(f) All Licensed Products which do not have a label claim solely for preventive purposes shall be presumed to be for therapeutic applications unless Encore can demonstrate to LLUMC’s reasonable satisfaction that a particular Licensed Product is intended only for preventive applications.

(g) No more than one royalty payment shall be due with respect to a sale of a particular Licensed Product. No multiple royalties shall be payable because any Licensed Product, or its manufacture, sale or use is covered by more than one claim within the Licensed Patents. Subject to the provisions of Section 1.7, no royalty shall be payable under this Section 4.1 with respect to sales of Licensed Products among Encore and its Affiliates and Sublicensees, nor shall a royalty be payable under this Section 4.1 with respect to Licensed Products distributed for use in research and/or development, in clinical trials, or as promotional samples for which no consideration in excess of cost is received.

(h) Royalties due under this Section 4.1 (except for royalties due under Section 4.1(d)) shall be payable on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the last-to-expire issued claim or the abandonment of the last pending claim covering in whole or in part such Licensed Product in such country.

4.2 Equity Investment. As additional consideration for the license granted hereunder, Encore shall issue to LLUMC or its designees              shares of convertible preferred stock, constituting              of the issued and outstanding capital stock of Encore on a fully diluted basis, and (ii) warrants to purchase              shares of common stock of Encore at an exercise price of              with respect to              shares and              with respect to             . The acquisition of such convertible preferred stock and warrants shall be made pursuant to the Series A Preferred Stock Purchase Agreement between Encore and LLUMC.

4.3 Combination Products. If a Licensed Product is sold in combination with one or more other product(s) or active therapeutic ingredient(s) or agent(s) which are not Licensed Products, the Net Sales price of such combination products for the purpose of computing royalties due shall be calculated by multiplying the Net Sales derived from such combined product by the fraction A/(A + B), where A is the gross selling price of the Licensed Products sold separately and B is the gross selling price of the other product(s) or active therapeutic ingredient(s) or agent(s) sold separately. In the event that no such separate sales are made by Encore and/or its Affiliates, the Net Sales price of such combination products for royalty determination shall be agreed by the parties in good faith based on a reasonable allocation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

between such Licensed Products and such other product(s), ingredient(s) and/or agent(s) based upon their relative importance and proprietary protection. In the event the parties are unable to agree on such allocation, either party may submit the matter to arbitration pursuant to Section 13.11 below.

4.4 Payments. Royalty payments are nonrefundable and shall be paid in United States dollars in Loma Linda, California, or at such other place as LLUMC may reasonably designate and shall be payable on the thirtieth (30th) day after each Quarter Year. All payments due hereunder shall be paid in full, without deduction of taxes which may be imposed by any government and which shall be paid by Encore. Royalties derived in any foreign country shall be calculated using the foreign exchange rate, as published by the Wall Street Journal, in effect for such foreign currency on the last business day of each calendar quarter for which a report is required. If at any time legal restrictions prevent the prompt remittance of royalties by Encore from any country where a Licensed Product is sold, Encore shall convert the amount owed to LLUMC into United States funds and shall pay LLUMC directly from its U.S. source of funds for as long as the legal restrictions apply. Except as provided in Section 2.5 above and Section 6.2(c) below, in no event shall any royalties or other amounts payable to LLUMC pursuant to this Agreement be subject to any offsets of any kind whatsoever, nor shall any such royalties or other amounts be paid into escrow or to any other person or entity without the prior written consent of LLUMC.

4.5 Cost Reimbursement. Subject to the provisions of Article VII below relating to Patent Prosecution, within thirty (30) days after receipt of a statement from LLUMC in a form reasonably acceptable to Encore, Encore agrees to reimburse LLUMC for the reasonable costs of searching, watching for third party parents, and preparing, filing, maintaining and prosecuting the Licensed Patents and any and all other costs and expenses incurred at Encore’s request. Encore’s obligation to underwrite and to pay patent prosecution costs shall continue throughout the term of this Agreement; provided, however, Encore may terminate its obligations with respect to any given patent application or patent upon sixty (60) days prior written notice to LLUMC. LLUMC may continue to prosecute and maintain such applications or patents at its sole discretion and expense. After thirty (30) days’ notice from LLUMC to Encore, LLUMC may, at is expense, file, prosecute, or maintain patent applications at its own expense in any country in which Encore has not elected to file, prosecute, or maintain patent applications in accordance with Article VII; provided, however, in the event Encore manufactures or sells Licensed Products at any time in the future in such country, Encore hereby agrees to reimburse LLUMC for the reasonable costs, if any, incurred by LLUMC, of searching, watching for third party patents, and preparing, filing, prosecuting and maintaining the Licensed Patents in such country, within thirty (30) days after receipt of a statement from LLUMC.

ARTICLE V

REPORTS AND RECORDS

5.1 Royalty Reports. Following the earlier of (i) the commencement of sales of Licensed Products, or (ii) the execution of a sublicense agreement, within thirty (30) days after each Quarter Year. Encore shall deliver and shall cause its Affiliates to deliver to LLUMC true and accurate reports, giving such particulars of the business conducted by Encore and its

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Affiliates during the preceding three-month period, under this Agreement, that shall be pertinent to a royalty accounting hereunder. Within sixty (60) days after each Quarter Year. Encore shall deliver to LLUMC true and accurate reports, giving such particulars of the business conducted by its Sublicensees during the preceding three-month period, under this Agreement, that shall be pertinent to a royalty accounting hereunder. These reports shall include at least the following: (a) number of Licensed Products and other royalty bearing products sold by Encore, Affiliates and all Sublicensees: (b) total gross sales and revenues for Licensed Products sold by Encore and Affiliates and total royalties and other consideration received by Encore and its Affiliates from Sublicensees: (c) total royalties due; (d) names and addresses of all Sublicensees and Affiliates of Encore, and (e) total earned royalties paid to third party(ies) for licenses for which a credit is available to Encore pursuant to Section 2.5 above. The reports required by this Article shall be signed by an officer of Encore. LLUMC agrees to hold all information in such royalty reports in confidence pursuant to the provisions of Section 13.13, except as necessary to communicate and/or investigate Encore’s non-compliance with this Agreement. With each such report submitted, Encore shall pay to LLUMC the royalties due and payable under this Agreement. If no royalties shall be due, Encore shall so report.

5.2 Retention of Books and Records. Encore shall make and retain and shall cause its Affiliates and Sublicensees to make and retain, for a period of three (3) years following the period of each report required by this Article true and accurate records, files and books of account containing all the data reasonably required for the full computation and verification of gross sales, gross revenues and other information required in Section 5.1. Such books and records shall be in accordance with generally accepted accounting principles consistently applied and shall be kept at Encore’s principal place of business. Encore shall permit and shall cause its Affiliates and shall use its reasonable efforts to cause its Sublicensees to permit the inspection of such records, files and books of account by an independent certified public accountant chosen by LLUMC and reasonably acceptable to Encore during regular business hours upon five (5) business days’ written notice to Encore, to the extent necessary to verify compliance with this Agreement. Such inspection shall not be made more than two times each calendar year or more than once for any period unless an error is discovered, or other good cause. All costs of such inspection and copying shall be paid by LLUMC, provided that if any such inspection shall reveal that an error has been made in the amount equal to 5% or more of such payment, such costs shall be borne by Encore.

5.3 Interest on Overdue Account. The royalty payments set forth in this Agreement and any other amounts due LLUMC under this Agreement, which are not paid within ten (10) business days after written notice to Encore of the failure to make such payments when due, shall bear interest after the due date until paid in full at the highest contract rate of interest permitted by law, not to exceed one and one-half percent (1.5%) per month. Encore acknowledges that this Section 5.3 shall not constitute LLUMC’s agreement to accept such payments after they are due or to extend credit to Encore, and Encore acknowledges that its failure to pay all amounts when due shall constitute grounds for termination of this Agreement as provided in Section 11.2. The payment of such interest shall not foreclose LLUMC from exercising any other rights it may have as a consequence of the lateness of any payment.

5.4 Payments After Termination. If this Agreement should be terminated at any other than at the end of the Quarter Year or Royalty Year, the last report and payment shall be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

made within sixty (60) days after the effective date of such termination on, and shall include any royalties through the date of termination; provided, however. Encore shall provide LLUMC with a report setting forth the amount of any inventory of Licensed Products not sold as of the date of termination, and Encore shall continue to render Quarter Reports on the sales of such existing inventory and to make payments as though this Agreement were still in effect.

ARTICLE VI

DUE DILIGENCE IN COMMERCIALIZATION

6.1 Reasonable Efforts. As a condition of the license granted pursuant to this Agreement, Encore agrees that it shall use its reasonable efforts and diligently endeavor to achieve the development, regulatory approval and commercialization for preventive and therapeutic indications of the Licensed Products for colorectal cancer, breast cancer, lung cancer, prostate cancer and Alzheimer’s disease. Encore may conduct such efforts itself or through a Sublicensee.

6.2 Termination Rights.

(a) LLUMC shall be entitled, at its sole option, to (i) terminate Encore’s right to make, use or sell a Licensed Product, (ii) terminate this Agreement in accordance with Article XI below, and/or (iii) convert any or all of the rights granted to Encore by this Agreement from exclusive to non-exclusive, if Encore shall fail to adhere to any of the following milestones or fail to adhere to any of the following milestones (the “Milestones”) within the specified time, as may be extended pursuant to Section 6.2(b) below:

(i) Obtain equity financing in the minimum amount of              within nine (9) months from the Effective Date of this Agreement.

(ii) Submit an Investigational New Drug (“IND”) application covering a Licensed Product to the U.S. FDA within three months from the Effective Date of this Agreement.

(iii) Initiate Phase I or Phase II clinical trials to demonstrate safety and tolerability of one Licensed Product within six months of the Effective Date of this Agreement.

(iv) Initiate Phase I or Phase II clinical trials to demonstrate efficacy of one or more of the Licensed Products for at least two different indications (i.e., 2 different indications for the same Licensed Product or 2 different Licensed Products for different indications) within 24 months of the Effective Date of this Agreement or commence Phase III clinical trials on the Licensed Product used to meet the Milestone set forth in Section 6.2(a)(iii) within twenty-four (24) months of the Effective Date of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(v) Initiate Phase III clinical trials on one indication of the Licensed Products by no later than 48 months from the Effective Date of this Agreement, unless the parties otherwise agree. If this milestone is not achieved for reasons attributable to safety, efficacy, pharmacokinetics, or patient enrollment, then Encore shall have additional reasonable time, up to two years, to achieve this milestone, without any obligation to make any additional payment pursuant to Section 6.2(b) below.

(vi) File a New Drug Application (“NDA”) with the U.S. Food and Drug Administration or the European Union Authority (“EUA”) for a licensed Product by no later than 12 months from the completion of the Phase III clinical trial set forth in Section 6.2(a)(iv) or (v). If this milestone is not achieved for reasons attributable to safety, efficacy, pharmacokinetics or patient enrollment, then Encore shall have additional reasonable time, up to one year, to achieve this milestone, without any obligation to make any additional payment pursuant to Section 6.2(b) below.

(vii) Have a first commercial sale of one Licensed Product no later than the earlier of: (a) December 31, 2006, or (b) one year after notification of approval from the FDA or EUA with respect to the first Licensed Product to be so approved (the “Commercialization Date”).

(viii) Reasonably fill the market demand for Licensed Products during the term of this Agreement following the first commercial sale of a Licensed Product.

(b) (i) Encore shall be entitled to extend the milestones set forth in Section 6.2(a)(ii) through (vii) by one year by paying to LLUMC a fee of              for each milestone being extended (an “Extension Fee”). For example, to extend the time period in Section 6.2(a)(iv) above, Encore would be required to pay to LLUMC an Extension Fee of              and the time period to initiate clinical studies for a second indication for a Licensed Product would be extended by one more year to 24 months from the Effective Date of this Agreement. If Encore desires to extend this milestone for each of the two required indications, the Extension Fee would              For a given milestone, the milestone date may be so extended a maximum of two years unless LLUMC otherwise agrees.

(ii) Subject to the provisions of Section 6.2(c), Encore shall be entitled to extend the milestones set forth in Sections 6.2(a)(viii) by paying to LLUMC a fee              provided such extensions may only be available until the end of 2012 (an “Extension Fee”).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Commencing on the Commercialization Date. Encore shall pay to LLUMC a minimum annual royalty (“Minimum Annual Royalty”), as follows:

The Minimum Annual Royalty payments shall be fully creditable against any royalties payable to LLUMC pursuant to Article IV. Encore may pay the Minimum Annual Royalty payments out of revenues from Licensed Products or another source.

Notwithstanding the foregoing or anything in this Agreement to the contrary, in the event that as of December 31, 2006. Encore, itself or through a Sublicensee, has not achieved a first commercial sale of one Licensed Product, LLUMC shall be entitled, at its sole option, to (i) terminate Encore’s right to make, use or sell a Licensed Product, (ii) terminate this Agreement in accordance with Article XI below, and/or (iii) convert any or all of the rights granted to Encore by this Agreement from exclusive to nonexclusive.

(d) Encore shall, at each anniversary of the Effective Date, provide LLUMC with a written report summarizing the status of all development projects that relate to Licensed Products. Subject to the mutual agreement of both LLUMC and Encore, one or more of the Licensed Products which Encore is not itself developing and are outside the scope of any Encore sublicense agreements may thereafter be excluded from the scope of this Agreement and all rights to that Licensed Product shall be returned to LLUMC.

6.3 Reports. Encore shall provide periodic status reports to LLUMC, at least quarterly, indicating progress and problems to date in commercialization, and a forecast and schedule of major events required to market Licensed Products. LLUMC shall treat all such reports as Confidential Information of Encore.

ARTICLE VII

PATENT PROSECUTION

7.1 By the date of this Agreement, LLUMC shall deliver to Encore copies of all Licensed Patents in its possession or control and all related documents and correspondence in its possession or control. LLUMC shall also cause its patent counsel to provide Encore with a list of the countries in which LLUMC has filed and/or intends to file applications at least ninety (90) days before such filings must be made.

7.2 During the term of this Agreement and subject to Section 7.7, LLUMC shall, at Encore’s expense, diligently prosecute and maintain the United States and foreign patents and patent applications comprising the Licensed Patents, using patent counsel of LLUMC’s choice that is reasonably acceptable to Encore. Throughout this Agreement, the Parties agree to fully

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

cooperate with one another and to keep each other fully informed regarding the preparation, filing and prosecution of all patent applications which LLUMC may file and prosecute in the United States and foreign countries pursuant to this Agreement. Encore will execute and deliver all documents which LLUMC may deem necessary or desirable. LLUMC will promptly provide Encore with copies of all documents received from any patent office, so that Encore may be currently and promptly informed and apprised of the continuing prosecution, and shall provide Encore with copies of proposed drafts of all documents to be filed with any patent office so that Encore may comment upon such documentation sufficiently in advance of any initial deadline for filing a response; provided, however, that if Encore has not commented upon such documentation prior to the initial deadline for filing a response with the relevant government patent office, any deadline that was extended by mutual consent of the parties, or if LLUMC must act to preserve the viability of the applicable Licensed Patents, LLUMC shall be free to respond appropriately. Both parties agree to keep this documentation in confidence in accordance with the provisions of Section 13.13 herein. LLUMC’s counsel will take instructions only from LLUMC and all patents and patent applications which are solely owned by LLUMC will be assigned solely to LLUMC.

7.3 LLUMC will use reasonable efforts to amend any patent application to include claims reasonably requested by Encore to protect Licensed Products.

7.4 Encore shall have the right to request that LLUMC obtain or maintain patent protection on the Licensed Technology in foreign countries if available. Encore shall notify LLUMC in writing of the countries in which it requests LLUMC to obtain or maintain foreign patents not less than sixty (60) days prior to the deadline for any payment, filing or action to be taken in connection therewith. Encore will be responsible for all costs associated therewith. The absence of such notice from Encore to LLUMC will be considered an election not to obtain or maintain the affected foreign rights. Upon receipt of such request, LLUMC will undertake the actions described in this Article VII with respect to each foreign country so requested by Encore and shall timely file the applicable patent applications.

7.5 The Parties agree that representatives of each Party shall meet periodically to review and keep one another fully informed as to the status of all Licensed Patents and all patent-related matters. Such representatives may meet in person or telephonically, as mutually agreed by the parties.

7.6 In the event LLUMC decides to take steps which would result in either not filing a patent application in the U.S. or in any foreign country or countries or in the abandonment of a patent or patent application in the U.S. or in any foreign country or countries, it shall promptly give notice of such decision to Encore, which notice shall in no event be less than thirty (30) days’ prior to the next deadline for payment, filing or any other action in connection therewith, and shall provide Encore an opportunity to assume responsibility for such new patent application or Licensed Patent.

7.7 At any time, upon providing sixty (60) days’ written notice, Encore may discontinue making payments with regard to any patent application(s) and/or patent(s) within the Licensed Patents, and in such case, Encore shall have no further rights or obligations under this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement with respect thereto and this license shall terminate with respect to those patent applications and/or patents.

7.8 With respect to any issued Licensed Patent, LLUMC will designate Encore or its designee as its agent for obtaining an extension of such patent or governmental equivalent which extends the exclusivity of any of the patent subject matter where available in any country in the world, or if not feasible, at Encore’s option, permit Encore to file in LLUMC’s name or diligently obtain such extension for Encore, its Affiliate(s) or Sublicensee(s) at Encore’s expense. Furthermore, LLUMC agrees to provide reasonable assistance, at no out-of-pocket expense, to facilitate Encore’s efforts to obtain any extension. If for any reason Encore or its designee fails to exercise diligent efforts to obtain an extension or determines that it will not seek such an extension, LLUMC shall have the right to undertake such activities and Encore shall provide reasonable assistance, at no out-of-pocket expense, to facilitate LLUMC’s efforts to obtain any such extension.

ARTICLE VIII

INFRINGEMENT

8.1 Notice of Infringement by Third Parties. LLUMC, on the one hand, and Encore, on the other hand, shall promptly give written notice to the other of any apparent infringement discovered by it with respect to any patent issuing from the Licensed Patents. Such notice shall set forth the facts of the apparent infringement in reasonable detail. Upon written notice to LLUMC, Encore shall have the first right, but not the obligation, to bring any legal action with respect to such apparent infringement at its own expense and for its own benefit. In such event, LLUMC agrees to cooperate with Encore and to join in such action as a party plaintiff if requested to do so by Encore and, at Encore’s request, to give Encore all needed information, assistance and authority to file and prosecute such suit; provided that Encore shall reimburse LLUMC for all verified out-of-pocket expenses incurred by it in providing such assistance, including attorney’s fees, expenses and expert witness fees incurred by LLUMC. To ensure that no rights of LLUMC are compromised in any such action, Encore shall not settle any such claim, or enter into any settlement agreement that admits that any third party product does not infringe the Licensed Patents or that any Licensed Patent is invalid or enforceable without LLUMC’s prior written consent, which consent shall not be unreasonably withheld. If there is a recovery in such action, after recovery of all direct out of pocket expenses incurred by Encore and LLUMC in connection with any such legal action, Encore shall pay to LLUMC an amount of monies or cash equivalents received from any alleged infringer equivalent to royalties which LLUMC would have received if such alleged infringer had been a Sublicensee.

8.2 Infringement of Third Party Rights. If Encore or LLUMC receives notice of a claim or action by a third party alleging infringement of such third party’s rights in connection with the development, manufacture, use, marketing or sale of a Licensed Product by Encore, its Affiliates, Sublicensees or permitted assignees, Encore shall have the right to conduct the legal defense, but shall not enter into any disposition with respect thereto, or enter into any settlement agreement that admits that any Licensed Product infringes any third party right, without LLUMC’s prior written consent to such disposition, which consent shall not be unreasonably withheld. All costs of Encore’s defense, including its attorneys’ fees and costs,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and any damages awarded or amounts paid in settlement in any such claim or action shall be the sole responsibility of Encore. LLUMC shall cooperate with Encore if requested to do so by Encore, in its defense of such infringement claim or action, provided that Encore shall reimburse LLUMC for all out-of-pocket expenses, including attorneys’ fees, expenses and expert-witness fees, incurred by it in providing such cooperation.

8.3 Indemnification. Subject to fulfillment by LLUMC of its obligations pursuant to Section 8.4 below, Encore shall defend and hold harmless LLUMC and the LLUMC Affiliates against a third party Infringement claim or action which results from the development, manufacture, use, marketing or sale of a Licensed Product by Encore, its Affiliates, Sublicensees or permitted assignees, and indemnify LLUMC and the LLUMC Affiliates against the cost of such defense undertaken by Encore including attorneys’ fees, and all other legal expenses, court costs and expert witness fees, and damages awarded or amounts paid in settlement in any such claim or action, and including attorneys’ fees for independent counsel retained by LLUMC if LLUMC deems such separate independent counsel to be necessary as a result of conflicts of interest with Encore, but only in connection with services rendered in connection with matters with respect to which the parties have adverse interests), all except to the extent such infringement is directly caused by LLUMC prior to the date of this Agreement.

8.4 Notification. In the event that any claim is asserted against LLUMC or Encore, or any of their respective officers, directors, trustees, employees, agents or representatives, or such person is made a party defendant in any action involving a matter which is the subject of Encore’s indemnification and hold harmless agreement as set forth above, or LLUMC or Encore becomes aware of a claim or patent which might provide the basis for a third party’s claim of infringement against Encore, its Affiliates, Sublicensees or permitted assignees as a result of their development, manufacture, use, marketing or sale of a Licensed Product, then within thirty (30) days of receipt by LLUMC or by Encore of notice of any such event, and within ten (10) days of such party’s receipt of a written complaint or other formal pleading regarding any such event, such party shall give the other party hereto written notice thereof.

ARTICLE IX

INDEMNIFICATION; WARRANTIES

9.1 Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LLUMC DISCLAIMS ALL WARRANTIES WHATSOEVER, WITH RESPECT TO THE LICENSED TECHNOLOGY, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT CLAIMS, ISSUED OR PENDING, OR THAT THE MANUFACTURE, USE OR SALE OF THE LICENSED PRODUCT(S) AND USE OF THE LICENSED TECHNOLOGY WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ENCORE TAKES THE LICENSED TECHNOLOGY “AS-IS,” “WITH ALL FAULTS,” AND “WITH ALL DEFECTS” AND EXPRESSLY WAIVES ALL RIGHTS TO MAKE ANY CLAIM WHATSOEVER AGAINST LLUMC FOR WARRANTY OF ANY

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

KIND RELATING TO THE LICENSED TECHNOLOGY, SUBJECT TO THE REPRESENTATIONS MADE IN SECTION 12.1. IN NO CASE SHALL LLUMC’S LIABILITY FOR DAMAGES OF ANY TYPE EXCEED THE TOTAL ROYALTIES WHICH HAVE ACTUALLY BEEN PAID TO LLUMC BY ENCORE AS OF THE DATE OF FILING OF THE ACTION AGAINST LLUMC WHICH RESULTS IN A SETTLEMENT OR AWARD OF DAMAGES.

9.2 Indemnity. With the exception of infringement claims or actions covered by Article VIII, Encore shall defend, indemnify and hold harmless LLUMC, its directors, officers, trustees, employees, agents and the LLUMC Affiliates, from and against any and all liabilities, claims, suits, losses, settlements, demands, damages, losses and expenses of any nature (including attorneys fees and expenses and expert witness fees) related to a third party claim, including but not limited to, death, personal injury, illness, property damage or products liability arising from or in connection with any of the following:

(a) Use by Encore, its Affiliates or Sublicensees of the Licensed Technology; or

(b) (i) the development, manufacture, use, marketing, sale or other disposition of any of the Licensed Products by Encore, its Affiliates, Sublicensees or any other person, or (ii) any statement or breach of any representation or warranty of Encore, its Affiliates or Sublicensees with respect thereto; or

(c) resulting from or arising out of the exercise by Encore of this license or any sublicense granted by Encore pursuant to this Agreement.

As used herein, “LLUMC Affiliates” shall mean the directors, officers, trustees, employees and agents of Loma Linda University Adventist Health Sciences Center, Loma Linda University Health Care, Loma Linda University and each of the corporations affiliated with Loma Linda University’s School of Medicine Faculty Practice Plan. LLUMC shall reasonably cooperate with Encore in defending any such claims. LLUMC shall be entitled to receive information regarding the status of any such matter, and shall be entitled to retain counsel on its own behalf at Encore’s expense, in addition to counsel retained by Encore to defend LLUMC, if LLUMC is named a party, and if LLUMC deems such separate independent counsel to be necessary as a result of conflicts of interest with Encore, or if LLUMC is not satisfied with the defense provided by Encore for any reason.

9.3 Insurance.

(a) Encore, at its sole cost and expense, shall purchase and maintain in effect and shall require its Affiliate(s) and Sublicensees to purchase and maintain in effect comprehensive or commercial form general liability insurance (contractual liability and products liability included on a world-wide basis) insuring its and their activities in connection with clinical trials, marketing approvals and covering all claims with respect to any Licensed Products manufactured or sold within the term of any license granted hereunder, and professional liability (errors and omissions) and workers’ compensation as required by law and automobile liability, which policies shall (i) be in such form of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

coverage and written by such company licensed to conduct business in the State of California as LLUMC shall reasonably approve, (ii) provide that such policy is primary and not excess or contributory with regard to other insurance LLUMC may have, (iii) provide at least thirty (30) days’ notice to LLUMC of cancellation, (iv) include LLUMC and LLUMC’s Affiliates and their directors, trustees, officers, students, employees, and agents as additional named insureds under Encore’s general liability and automobile liability policies, and (v) have the following minimum limits: Comprehensive General Liability including products and completed operations coverage and contractual liability (minimum $5 million each occurrence. $5 million annual aggregate. Such insurance shall be written to cover claims incurred, discovered, manifested or made during or after expiration of this Agreement. Encore shall furnish a certificate of such insurance to LLUMC within thirty (30) days from the Effective Date of this Agreement, Encore shall obtain such additional insurance coverage as shall be reasonably requested by LLUMC, and reasonably agreed to by the parties, provided that LLUMC shall not request changes in such coverage more frequently than annually.

(b) Encore expressly waives any right of subrogation that it may have against LLUMC resulting from any claim, demand, liability, judgment, settlement, cost, fees (including attorneys fees and expert witness fees) and expenses for which Encore has agreed to indemnify LLUMC and its affiliates or hold LLUMC and its affiliates harmless under this Article IX.

ARTICLE X

LAWS AND REGULATIONS

Encore shall use reasonable efforts to comply with all foreign and United States federal, state and local laws, regulations, rules and orders applicable to the testing, production, transportation, packaging, labeling, export, sale and use of the Licensed Products. In particular, Encore shall be responsible for assuring compliance with all U.S. export laws and regulations applicable to this license and Encore’s activities hereunder. Encore agrees to mark all Licensed Products sold by it, or its Affiliates and Sublicensees covered by any Licensed Patents with appropriate patent markings. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale. Encore shall be responsible for all taxes, duties, import deposits, assessments and other governmental charges, however, designated, which are now or hereafter imposed by any such authority (a) by reason of the performance by Encore of its obligations under this Agreement, or the payment of any amounts by Encore to LLUMC under this Agreement, (b) based on the Licensed Technology or Licensed Products, or (c) relating to the import of the Licensed Products into any such territory. LLUMC agrees to use reasonable efforts to cooperate with Encore at Encore’s expense, in connection with any filings required by any governmental entity.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE XI

TERM OF LICENSE; TERMINATION OF LICENSE

11.1 Term. Unless sooner terminated according to the provisions of this Agreement, the term of the license granted hereunder shall commence upon the execution hereof, and shall continue until the last to expire of any Licensed Patents.

11.2 Termination by LLUMC. Subject to the cure periods prescribed herein for each event set forth below, in addition to any other rights of termination set forth in this Agreement. LLUMC may terminate this Agreement in the event:

(a) Encore fails to adhere to any of the Milestones set forth in Section 6.2(a) and fails to pay the applicable Extension Fee on or before the expiration of the time period set forth in the applicable Milestone within ten (10) business days after receipt of written notice that such Extension Fee is due;

(b) Encore fails to adhere to any of the Milestones set forth in Section 6.2(a) after the expiration of the applicable time period, as may be extended by the timely payment of the Extension Fee;

(c) Encore fails to make payments when due of any amounts due LLUMC for royalties or any other amounts pursuant to this Agreement, and Encore does not correct such failure within ten (10) business days after receipt of written notice of such failure is delivered to Encore;

(d) Amounts paid to LLUMC pursuant to Section 6.2(c) of this Agreement for the year 2012 or for any year thereafter fail to exceed the required Minimum Annual Royalty;

(e) Encore commits a breach of any other obligation of this Agreement which is not cured (if capable of being cured) within the thirty (30) day period set by the notice of such breach;

(f) Encore and/or its Affiliates intentionally provide any materially false report, in which event such termination shall be effective thirty (30) days after written notice to Encore;

(g) Encore becomes insolvent or a petition in bankruptcy is filed against Encore and is consented to, acquiesced and remains undismissed for ninety (90) days; or Encore makes a general assignment for the benefit of creditors, or a receiver is appointed for Encore, and Encore does not return to solvency before the expiration of said thirty (30) day period set by the notice, in which event such termination shall be effective thirty (30) days after written notice to Encore; or

(h) LLUMC exercises its right to terminate this Agreement pursuant to Section 6.2(c).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.3 Termination of Encore. Encore shall have the right to terminate this Agreement upon providing thirty (30) days’ written notice to LLUMC on or after the date which is thirty (30) months after the Effective Date. In no event shall Encore have the right to terminate this Agreement prior to such date.

11.4 Obligations on Termination.

(a) Upon termination of this Agreement, and except as otherwise expressly provided herein, all of the rights and licenses granted to Encore under the terms of this Agreement shall terminate. Encore shall assign any sublicenses granted hereunder to LLUMC, and shall immediately discontinue use of the words “Loma Linda University Medical Center,” “Loma Linda University,” and any other LLUMC Marks, and any language which would connect sales of products by Encore with or imply the sponsorship of LLUMC or Loma Linda University. All rights licensed or transferred by LLUMC to Encore hereunder which are subject to termination shall revert to LLUMC, and Encore agrees to execute all instruments reasonably necessary and desirable to revest said rights in LLUMC.

(b) In the event of termination of this Agreement by LLUMC pursuant to Section 11.2, and/or termination by Encore after thirty (30) months, but before forty-two (42) months after the Effective Date, ownership and possession of all records, documents, etc. of Encore filed with the FDA and EUA regarding Licensed Products (“Regulatory Records”) shall be promptly transferred to LLUMC upon termination of this Agreement. In the event of termination by Encore on or after forty-two (42) months after the Effective Date, LLUMC shall have the right to purchase such Regulatory Records for a period of twelve (12) months following the date of such termination, at Encore’s actual documented out of pocket costs for developing such Regulatory Records plus ten percent (10%). In the event that LLUMC fails to purchase the Regulatory Records during such twelve (12) month period, Encore shall be free to dispose of such Regulatory Records as it deems appropriate.

(c) Other Rights. Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other parry or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination, including, without limitation, Encore’s obligation to pay all royalties or other payments and/or reimbursements specified in Article IV. The rights provided in this Article XI shall be in addition and without prejudice to any other rights which the parties may have with respect to any breach or violations of the provisions of this Agreement.

(d) Return of Confidential Material. Upon termination, Encore, its Affiliates and Sublicensees shall return all Confidential Information transferred to Encore by LLUMC. Encore and its Affiliates and Sublicensees shall maintain confidentiality and not use any such information for a period of five (5) years after termination of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e) Unsold Inventory. In the event this Agreement is terminated for any reason, Encore, its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Licensed Products, subject to the obligation of Encore to pay LLUMC the royalty payments as provided in Article IV of this Agreement, and the provisions of Section 11.4.

(f) Sublicensees. In the event that the license granted to Encore under this Agreement is terminated, any granted sublicenses shall remain in full force and effect, provided that the Sublicensee is not then in breach of its sublicense agreement, and the Sublicensee agrees to be bound to LLUMC as a licensee under the terms and conditions of the agreement, in which case LLUMC and Sublicensee shall enter into appropriate agreements or amendments to the sublicense agreements to substitute LLUMC for Encore as the licensor thereunder.

11.5 Jointly Owned Improvements and New Inventions.

(a) After termination of this Agreement, each party shall have a perpetual right to make, have made, use, import, offer for sale, and sell all jointly owned Improvements and New Inventions, without the consent of and without accounting to the other party.

(b) If after termination of this Agreement, either party desires to apply for a patent on any jointly owned Improvement or New Invention, such party shall advise the other party in writing of its intent, and the other party shall notify the first party in writing within twenty (20) days of such notice whether it elects to join the first party in seeking patent protection. If the other party elects to not join in seeking patent protection, it shall promptly assign to the first party its entire right, title and interest in and to the jointly owned Improvement or New Invention. If the other party elects to join in seeking patent protection, the parties shall jointly select patent counsel to prepare and prosecute the patent application, and all expenses incurred in connection with such filing and prosecution shall be shared equally by Encore and LLUMC, provided, the party providing the original notice of intent to file the application shall have the primary responsibility for directing the patent prosecution. The parties shall fully cooperate with one another and keep each other fully informed as to the preparation, filing and prosecution of all such patent applications. If at any time after the parties have jointly filed such a patent application, either party decides that it has no further interest in the application or any patent granted thereon, it may assign to the other party its entire right, title and interest in and to the Improvement or New Invention that is the subject thereof, the application and any patent granted thereon, and shall thereupon be relieved of any liability for any of the above-mentioned expenses arising subsequent to its assignment.

(c) In the event that after termination of this Agreement, either party desires to bring any legal action against any third party for infringement of any jointly owned patent, the other party agrees to cooperate as reasonably necessary in such action, including executing any papers necessary for pursuit of such legal action and joining as a party to a lawsuit if necessary. Any recovery obtained for the patent infringement shall be retained by the party initiating such action after pro rata reimbursement of each

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

party’s reasonable expenses incurred in bringing, participating in or cooperating in such action. If the other party desires to participate in bringing any such action for infringement, the parties shall agree in advance upon a reasonable allocation of fees, costs and recoveries.

(d) In the event that after termination of this Agreement, the validity of any jointly owned patent is challenged in any forum or proceeding, each party shall have the option of defending such challenge. If both parties elect to defend, they shall share equally in the legal fees, costs and liabilities incurred in such defense. If either party elects to not defend such patent, or decides at any time during the defense that it has no further interest in the patent, it may assign to the other party its entire right, title and interest in the patent, and shall thereupon be relieved of any liability for any legal fees and costs incurred subsequent to its assignment.

ARTICLE XII

REPRESENTATIONS AND WARRANTIES OF THE PARTIES

12.1 Representations and Warranties of LLUMC. LLUMC represents, warrants and covenants to Encore as follows:

(a) LLUMC is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of California, and has full corporate power to enter into and consummate the transactions contemplated by this Agreement.

(b) This Agreement and the performance by LLUMC hereunder have been authorized by all appropriate corporate action on behalf of LLUMC.

(c) LLUMC has heretofore developed or acquired the Licensed Technology from the parties listed in Exhibit “A” and to the best knowledge of LLUMC as of the Effective Date, based in part on the representations and warranties made to LLUMC by Encore in Section 12.2 below and by Dr. Wechter in a separate certificate, LLUMC owns the Licensed Technology free and clear of all liens, claims and encumbrances.

(d) The license granted to Encore under this Agreement is the only license granted by LLUMC with respect to the Licensed Technology and during the term of this Agreement LLUMC shall not grant any third party rights inconsistent with the rights granted Encore herein, and LLUMC has the right to grant the rights and licenses granted herein.

(e) There are no pending, and to the knowledge of LLUMC as of the Effective Date, any threatened, actions, suits, investigations, claims or proceedings in any way relating to the Licensed Technology.

12.2 Representations and Warranties of Encore. Encore represents, warrants and covenants to LLUMC that:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a) Encore is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware having full corporate power to conduct its business as presently conducted, and to enter into and consummate the transactions contemplated by this Agreement.

(b) The execution, delivery and performance under this Agreement by Encore have been duly authorized by all required corporate action, do not constitute a breach, default or violation of any of the provisions of Encore’s articles of incorporation, bylaws or other charter documents, or any indenture, agreement, contract, order, law or regulation to which it may be a party or by the terms of which it may be bound.

(c) Encore acknowledges that LLUMC has heretofore developed or acquired the Licensed Technology from the parties listed in Exhibit “A,” which parties include Dr. William Wechter, who is an officer and shareholder of Encore. Accordingly, Encore hereby represents and warrants that to the best knowledge of Encore, as of the Effective Date, LLUMC owns the Licensed Technology and no other individual, entity or government has acquired or has the right to acquire any rights in any of the Inventions or Licensed Technology.

ARTICLE XIII

MISCELLANEOUS

13.1 Notices. Any notice, demand, report, statement, request or other communication required or permitted to be given hereunder (“Notice”) by a party to the other parties shall be in writing and shall be either (i) hand-delivered (including delivery by courier), (ii) mailed by first-class registered or certified mail (airmail if international), return receipt requested, postage prepaid, or (iii) transmitted by telecopy or telegram (confirmed by a letter sent by either first-class mail (airmail, if international) or courier service, addressed as follows:

To LLUMC:	Loma Linda University Medical Center
11234 Anderson Street, Suite 1160
Loma Linda, CA 92354
Attn: Mr. Terrence Hansen

with a copy to:	Rutan & Tucker, LLP
611 Anton Boulevard, Suite 1400
Costa Mesa, CA 92626
Attn: Vicki Dallas, Esq.

and a copy to:	Knobbe, Martens, Olson & Bear, LLP
620 Newport Center Drive, 16th Floor
Newport Beach, CA 92660
Attn: William Bunker, Esq.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and a copy to:	Ziprick, Schilt, Heinrich & Cramer
707 Brookside
Redlands, CA 92373
Attn: Brian Whitley. Esq.

If to Encore:	Encore Pharmaceuticals, Inc.
c/o Lama Linda University Medical Center Laboratory of
Chemical Endocrinology
11234 Anderson Street, Suite 1160
Loma Linda, CA 92354
Attn: Dr. William Wechter

with a copy to:	Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304-1050
Attn: Michael Rabson, Esq.

Each party may designate by notice in writing a new address or telecopy number to which any Notice, may thereafter be so given, served or sent. Any Notice sent by (a) registered or certified (air)mail shall be deemed to have been given at the time of the receipt thereof by the other party or three (3) calendar days after the time of mailing, whichever is earlier; (b) facsimile or telegram, confirmed by a letter sent by first class (air)mail or courier service not later than one (1) business day thereafter, shall be deemed to have been given, the next business day after the time of sending the facsimile or telegram; and (c) hand-delivery (including delivery by courier) shall be deemed to have been given at the time of receipt of same.

13.2 Entire Agreement. This Agreement (including the Services Agreement and the Convertible Preferred Stock Purchase Agreement and the schedules and documents referenced herein and therein) contains the entire agreement with respect to the subject matter hereof and supersedes any and all prior agreements, written or oral, with respect thereto.

13.3 Waivers and Amendments: Non-Contractual Remedies: Preservation of Remedies. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each party to be bound. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Neither any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege shall preclude any further exercise thereof or the exercise of any other such right, power or privilege unless waived in writing. The rights and remedies hereunder provided are cumulative and except as otherwise provided herein are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence, or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

13.4 Binding Effect: No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Encore may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of LLUMC.

13.5 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

13.6 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than all, but together signed by all of the parties hereto.

13.7 Exhibits and Schedules. The documents referred to herein are a part of this Agreement as if fully set forth herein. All references herein to sections, subsections, clauses, documents and schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

13.8 Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

13.9 Severability of Provisions: Reformation. If any term, clause, word, condition, provision or agreement in this Agreement or the application thereof or any portion thereof to any person or circumstance, shall be held invalid, void or unenforceable, the remainder of the term, clause, word, condition, provision or agreement and the application thereof shall remain in full force and effect, and the invalid, void or unenforceable term, clause, word, condition, provision or agreement shall be reformed to the extent possible in order to give its intended effect and/or meaning.

13.10 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California as applied to contracts that are executed and performed entirely in California.

13.11 Method of Dispute Resolution.

(a) In the event that at any time hereafter there arises any disagreement, controversy or dispute between the parties hereto with respect to the enforcement, violation or interpretation of this Agreement, or of the operations hereunder or the respective rights and liabilities of the parties hereto, then, such disagreement, controversy or dispute shall be submitted to arbitration which arbitration will be binding and conducted pursuant to the following terms and conditions:

(i) The Arbitration Tribunal shall be formed in the following manner:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(A) The party desiring to submit a dispute to arbitration will give the other party notice to arbitrate by registered letter, which states therein the name and address of its arbitrator (a citizen of the United States), the subject of the dispute, and the proposed date of arbitration. The date when the notification letter is sent will be the date of first notification.

(B) The other party, within thirty (30) days after receipt of the notice to arbitrate, will inform the party who sent the notice, by registered letter, of the name and address of its arbitrator (a citizen of the United States).

(C) If the party who receives the notice to arbitrate does not inform the party who gave the notice of the name and address of its arbitrator within the thirty (30) day period specified above, then the party who gave notice to arbitrate may request the President of the American Arbitration Association to appoint an arbitrator for such other party. This appointment must be made within thirty (30) days after the end of the thirty (30) day period in which each party could appoint its own arbitrator.

(D) The American Arbitration Association will be asked to appoint an impartial arbitrator within thirty (30) days after appointment of the other two arbitrators who will act as Chairman of the Arbitration Tribunal. The appointment of the impartial Chairman must be made within thirty (30) days after application for the appointment is made.

(ii) Notwithstanding provisions of any rules herein adopted, it is agreed that all arbitrators shall be independent impartial neutrals who explicitly undertake to be bound by the ABA/AAA Code of Ethics in Commercial Disputes, for neutrals, and who shall have no ex parte direct or indirect communications with a party relating to the dispute or otherwise tending to bias or influence the arbitrator.

(iii) No party shall conduct any private interview with an arbitrator nominee concerning their substantive views or the dispute. Any arbitrator nominee who has been interviewed regarding their substantive views or the dispute shall be disqualified.

(iv) Both parties agree that prompt disposal of any dispute arising out of or relating to this Agreement or activities governed by it is important and necessary and thus, the resolution of any dispute shall be conducted expeditiously, and as soon as possible, but in no event more than six (6) months from the date of first notification.

(v) The Arbitration Tribunal will have its seat in Orange County, California, United States of America. The parties agree that each Arbitrator

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

must commit in their employment contract that they have adequate time for expeditiously handling the dispute and that they will commit to giving this matter priority, to the end that final disposition shall be accomplished not more than six (6) months from the date of first notification.

(vi) The Chairman of the Tribunal is instructed, directed and commanded to assume case management initiative and control of the dispute resolution process and to initiate early scheduling of all events to assure that disposition of the dispute is accomplished as expeditiously as practical but in no event should final disposition be later than six (6) months from the date of first notification. The Tribunal shall permit and facilitate discovery as it shall determine is appropriate under the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost-effective. The Chairman may issue orders to protect the confidentiality of proprietary information, trade secrets and other sensitive information disclosed during discovery and may give general orders to the parties regarding the proceedings. The Chairman shall give active attention to the scope, form, likely cost effectiveness and scheduling of all discovery, and shall issue orders accordingly. The Chairman is instructed to attend key depositions, if any, so as to expedite them and rule immediately on questions arising during the course of the proceeding.

(vii) The Arbitration Tribunal is permitted and empowered to construe the Agreement to arbitrate and determine the scope of its own jurisdiction.

(viii) Neither party may seek a temporary restraining order, preliminary injunctive or other extraordinary relief, either before or after the arbitrator(s) are appointed and assume their responsibilities. Any preliminary or extraordinary relief will be handled on an expedited basis by the Arbitration Tribunal.

(ix) The Arbitration Tribunal will give the parties an opportunity to present their views at a hearing in Orange County, California. The hearing will be conducted in accordance with the Rules of the American Arbitration Association as at present in force. The English language shall be used throughout the arbitration proceedings.

(A) The Arbitration Tribunal will render a written decision on the dispute submitted to arbitration, which must be based on the terms and conditions contained in this Agreement. If the Arbitration Tribunal cannot decide a dispute without reference to provisions of substantive law, the Arbitration Tribunal may refer to the substantive law of the State of California, U.S.A., to resolve the dispute.

(B) The written decision will not specify reasons for the decision, but will identify the arbitrators, describe the place and time of decision, and describe the opportunity given to the parties to present their views.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(C) The Arbitration Tribunal will render its decision not later than thirty (30) days after the close of evidence. Each arbitrator’s fee will be reduced by ten percent (10%) for every five (5) day period in which a decision has not been rendered past this thirty (30) day time period.

(D) The Arbitration Tribunal will have authority to decide all disputes relating to the same subject.

(x) The decision and award of a majority of the Arbitration Tribunal on any dispute submitted to arbitration under this Agreement will be final and binding on the parties. In case the arbitrators are unable to reach a majority decision, the final decision will be rendered by the Chairman. No appeal or recourse to any court of law will be available to any party after the Arbitration Tribunal has reach its decision.

(xi) Judgment upon the award of the Arbitration Tribunal may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order for enforcement, as the case may be. Any party who fails to comply with an arbitration award will reimburse the other party for all reasonable costs and expenses incurred in connection with the enforcement of the award. The parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the U.S. Arbitration Act.

(b) In the event suit or action is brought, of an arbitration proceeding is initiated, to enforce or interpret any of the provisions of this Agreement, or which is based thereon, the prevailing party shall be entitled to attorney fees, costs, expert witness fees, and arbitration fees in connection therewith. The determination of who is the prevailing party (if any) and the amount of attorneys’ fees to be paid to the prevailing party shall be decided by the arbitrator(s) (with respect to attorneys’ fees incurred prior to and during the arbitration proceedings) and by the court or courts, including any appellate court, in which such matter is tried, heard, or decided (with respect to attorneys’ fees incurred in such court proceedings).

13.12 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

13.13 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except to the extent

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

that it can be established by the receiving party by competent proof that such Confidential Information:

(a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

(d) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

Each party hereto may use or disclose information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party’s Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise.) Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party’s accountants, attorneys and other professional advisors. As used herein, “Confidential Information” shall mean (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as “confidential” at the time it is delivered to the receiving party, and/or (ii) any written reports furnished by either party to the other pursuant to the terms of this Agreement.

13.14 Publicity. No party shall release any materials containing the name of another party or any of its employees without the prior approval by an authorized representative of such party, which approval shall not be unreasonably withheld. The parties agree to make a mutually agreed press release regarding this Agreement promptly following the Effective Date. Should a party reject a proposed news release, the parties agree to discuss the reasons for such rejection, and every effort shall be made to develop an appropriate informational news release.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.15 Further Assurances. Each party to this Agreement shall, at the request of the other, furnish, execute, and deliver such documents, instruments, certificates, notices or other further assurances as the requesting party shall reasonably request as necessary or desirable to effect complete consummation of this Agreement and the transactions contemplated hereby.

13.16 Independent Contractors. The relationship of LLUMC and Encore established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, or (ii) allow Encore to create or assume any obligation on behalf of LLUMC for any purpose whatsoever. All financial obligations associated with Encore’s business are the sole responsibility of Encore. All sales and other agreements between Encore and its customers are Encore’s exclusive responsibility and shall have no effect on LLUMC’s obligations under this Agreement. Encore shall be solely responsible for, and shall indemnify and hold LLUMC free and harmless from any and all claims, damages or lawsuits (including attorneys’ fees, costs and expert witness fees) arising out of the acts of Encore, it employees or its agents.

13.17 Key Man Life Insurance. As a material inducement to LLUMC to enter into this Agreement, Encore agrees, within thirty (30) days after the Effective Date, to assist LLUMC in obtaining and maintaining key man life insurance on the life of Dr. William Wechter in a face amount equal to            for the benefit of LLUMC. The parties shall determine, within such thirty (30) day period, whether such key man life insurance policy shall be owned by Encore, LLUMC or jointly by them. If Encore obtains such insurance for its own benefit, LLUMC shall pay any excess premiums for such            coverage over the Encore premiums with respect to any key man life insurance policy maintained by Encore on the life of Dr. Wechter. Encore and LLUMC agree to enter into an allocation agreement providing for the payment of            LLUMC in the event of Dr. Wechter’s death in the event LLUMC is not the owner or sole beneficiary of such insurance policy.

13.18 Survival. The following obligations shall survive the termination of this Agreement: (a) Encore’s obligation to supply reports covering the time periods up to the date of termination; (b) LLUMC’s right to receive payments, fees and royalties, accrued or accruable, from payments at the time of any termination; (c) Encore’s obligation to maintain records, and LLUMC’s right to have those records inspected; (d) any cause of action or claim of either party, accrued or to accrue because of any action or omission by the other; (e) Encore’s obligations stated in Sections 2.3, 4.5, 9.1, 9.2, 11.4, 11.5, 13.1, 13.10, 13.11, 13.13, 13.14, 13.18, 13.20, Articles V and VIII of this Agreement; and (f) Encore’s obligations to return all materials given to it by LLUMC.

13.19 Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is caused by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party and the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall any party be required to settle any labor dispute or disturbance.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.20 Further Assurances/Cooperation. At any time or from time to time on and after the date of this Agreement, each party agrees to (i) deliver to the other party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as each party may reasonably deem necessary or desirable in order for such party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date set forth below.

LLUMC:	LOMA LINDA UNIVERSITY MEDICAL CENTER,
a California nonprofit religious corporation

	By:	/s/ J. Davis McCracken
	Its:	President 12/21/98

Encore:	ENCORE PHARMACEUTICALS, INC.
a Delaware corporation

	By:	/s/ William J. Wechter
	Its:	Chairman

By:
	Its:	Secretary

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

The “Inventors”

William J. Wechter

John D. McCracken

The “Inventions”

1.	Colorectal chemoprotective composition and method of preventing colorectal cancer

2.	Use of a R-NSAID in a protective composition for the treatment of colorectal cancer

3.	Composition, method for eliciting a colorectal chemoprotective effect with reduced gastrointestinal toxicity, etc.

4.	Composition and method for treating and preventing neoplastic diseases and treating of cystic fibrosis

5.	Compositions including R-NSAIDS and therapeutic and prophylactic methods employing said compositions

6.	Composition and method for treating cystic fibrosis

7.	Prophylactic composition and method for alzheimer’s disease

8.	Use of R-NSAIDS for prevention of alzheimer’s disease

9.	Pharmaceutical composition and method for treatment of inflammation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

LICENSED PATENTS

DESCRIPTION	COUNTRY	INVENTORS	FILING DATE (SERIAL NO.)	PATENT NO. (ISSUE DATE)	STATUS
COLORECTAL CHEMOPROTECTIVE COMPOSITION AND METHOD OF PREVENTING COLORECTAL CANCER	USA	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

USE OF A R-NSAID IN A PROTECTIVE COMPOSITION FOR THE TREATMENT OF COLORECTAL CANCER	AUSTRALIA	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

COMPOSITION, METHOD FOR ELICITING A COLORECTAL CHEMOPROTECTIVE EFFECT WITH REDUCED GASTROINTESTINAL TOXICITY, ETC.	BRAZIL	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

COLORECTAL CHEMOPROTECTIVE COMPOSITION AND METHOD FOR PREVENTING COLORECTAL CANCER	CANADA	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

COLORECTAL CHEMOPROTECTIVE COMPOSITION AND METHOD FOR PREVENTING COLORECTAL CANCER	CHINA	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

COLORECTAL CHEMOPROTECTIVE COMPOSITION AND METHOD FOR PREVENTING COLORECTAL CANCER	X	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

COLORECTAL CHEMOPROTECTIVE COMPOSITION AND METHOD FOR PREVENTING COLORECTAL CANCER	JAPAN	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X		PENDING

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

DESCRIPTION	COUNTRY	INVENTORS	FILING DATE (SERIAL NO.)	PATENT NO. (ISSUE DATE)	STATUS
COMPOSITION AND METHOD FOR TREATING AND PREVENTING NEOPLASTIC DISEASES AND TREATING OF CYSTIC FIBROSIS	USA	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		PENDING

COMPOSITIONS INCLUDING R-NSAIDS AND THERAPEUTIC AND PROPHYLACTIC METHODS EMPLOYING SAID COMPOSITIONS	PCT	WILLIAM J. WECHTER; and JOHN D. MCCRACKEN	X X		REQUEST TO REINSTATE APPLICATION FILED IN RESPONSE TO WITHDRAWAL OF APPLICATION DUE TO FAILURE TO PAY FEES

COMPOSITION AND METHOD FOR TREATING CYSTIC FIBROSIS	USA	WILLIAM J. WECHTER and JOHN D. MCCRACKEN	X X		PENDING

PROPHYLACTIC COMPOSITION AND METHOD FOR ALZHEIMER’S DISEASE	USA	WILLIAM J. WECHTER and JOHN D. MCCRACKEN	X X		PENDING

USE OF R-NSAIDS FOR PREVENTION OF ALZHEIMER’S DISEASE	PCT	WILLIAM J. WECHTER and JOHN D. MCCRACKEN	X X		PENDING

PHARMACEUTICAL COMPOSITION AND METHOD FOR TREATMENT OF INFLAMMATION	USA	WILLIAM J. WECHTER	X		PENDING

X

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT TO THE R-NSAID

LICENSE AGREEMENT

THIS AMENDMENT TO THE R-NSAID LICENSE AGREEMENT (the “Amendment) dated this 3rd day of June, 2002 is by and between LOMA LINDA UNIVERSITY MEDICAL CENTER, a California nonprofit religious corporation (“LLUMC”) and ENCORE PHARMACEUTICALS, INC., a Delaware corporation (“Encore”); with respect to the following facts:

A. LLUMC and Encore entered into a License Agreement dated December 21, 1998 (the “R-NSAID License Agreement”) whereby LLUMC granted to Encore a license to certain inventions relating to or based on the enantieomercially stable R-NSAID compounds and methods of use.

B. The R-NSAID License Agreement sets forth, among other things, certain milestones for Encore to adhere to in developing, obtaining regulatory approvals for, and commercializing products arising out of the licensed technology.

C. The R-NSAID License Agreement provides that Encore may sublicense the licensed technology to third parties, provided that LLUMC approves the sublicense in writing. By a License Agreement dated December 7, 2000 (the “Myriad Sublicense Agreement”), Encore entered into a sublicense with Myriad Genetics, Inc., a Delaware corporation (“Myriad”), whereby Myriad agrees to undertake the obligations to develop and commercialize products arising out of the licensed technology. LLUMC consented to the Myriad Sublicense Agreement.

D. The existence of the Myriad Sublicense Agreement, and the assumption by Myriad of certain obligations of Encore under the R-NSAID License Agreement, make it necessary to amend the R-NSAID License Agreement to clarify the future obligations of LLUMC and Encore under the R-NSAID License Agreement.

E. The R-NSAID License Agreement also governs the ownership of New Inventions and Improvements. On November 30, 2001 (the “Effective Move Date”), Encore moved its primary operations from the laboratory space it previously utilized at the Department of Medicine at LLUMC to a new site in Riverside, California (the “Encore Site”), and began conducting its research operations at the Encore Site at its sole cost and expense. However, Encore will continue to occupy laboratory space at LLUMC for the sole purpose of conducting research for the NIH-R01 federal grant number HL 56066. The parties now need to amend the provisions of the R-NSAID License Agreement to identify any Improvements or New Inventions that are not the subject of a pending patent application or issued patent.

F. Encore and LLUMC are parties to a Services Agreement dated December 21, 1998 that expired on December 21, 2000. A separate Services Agreement has been negotiated and will be executed simultaneously herewith.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NOW THEREFORE, the parties agree to amend the R-NSAID License Agreement in the following respects:

1. Affiliates. Section 1.1(b) of Article I of the R-NSAID License Agreement is amended to delete “and Dr. Robert L. Bratzler” and replace “them” with “him.”

2. Improvements. Section 1.2 of Article I of the R-NSAID License Agreement is amended to add the following sentence:

All Improvements conceived or reduced to practice as of the date of this Amendment are identified in Exhibit C attached hereto.

3. New Inventions. Section 1.8 of Article I of the R-NSAID License Agreement is amended to add the following sentence:

All New Inventions conceived or reduced to practice as of the date of this Amendment are identified in Exhibit D attached hereto.

4. Sublicense Income. Section 1.13 of Article I of the R-NSAID License Agreement is amended to add the following sentence:

Such gross amount shall include both monetary and non-monetary consideration, including without limitation, any extension fees, such as those paid by Myriad under Sections 2.5(c) and (d) of the Myriad Sublicense Agreement, or payment in the form of Myriad common stock as set forth in Section 4.2 of the Myriad Sublicense Agreement or any other form of equity in any company.

5. Unfiled Inventions. Article I of the R-NSAID License Agreement is amended to add the following Section 1.14:

1.14	“Unfiled Inventions” shall mean all Improvements and New Inventions that were conceived or reduced to practice between the Effective Date of the R-NSAID License Agreement and the date of this Amendment, but which are not the subject of a pending patent application or issued patent as of the date of this Amendment. The Unfiled Inventions are identified in Exhibit E attached hereto.

6. Ownership. Article III of the R-NSAID License Agreement is amended to add the following sentence:

The Improvements, New Inventions and Unfiled Inventions listed on Exhibits C, D and E to this Amendment are jointly owned by LLUMC and Encore.

7. Royalties and Other Payments. Article IV of the R-NSAID License Agreement governs royalties and other payments. Article IV is hereby amended as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.1 Royalties-Sale of Licensed Products. Section 4.1(a) of the R-NSAID License Agreement is amended in its entirety to read as follows:

(a) Subject to Section 4.1(d) below, with respect to sales of Licensed Products by Encore and its Affiliates.             of Net Sales derived from Licensed Products made, used, leased, sold or otherwise disposed of by and/or for Encore or an Affiliate for any application, including, but not limited to, therapeutic and preventative applications.

7.2 Myriad Sublicense Income. Section 4.1(b) of the R-NSAID License Agreement is amended to add the following:

(iii) To the extent royalty payments under the Myriad Sublicense Agreement are paid by Myriad directly to LLUMC pursuant to Section 4.3(c) of the Myriad Sublicense Agreement, or otherwise, such payment(s) to LLUMC shall be fully credited against Encore’s obligation to make such royalty payments to LLUMC under this Section 4.1(b).

7.3 Royalties - Claim of Patent. Section 4.1(c) of the R-NSAID License Agreement is amended in its entirety to read as follows:

(c) With respect to the calculation of royalties relating to sales of Licensed Products by Encore or Affiliates covered only by a claim of a patent application or patent claiming a jointly owned New Invention, such Licensed Products shall bear royalties as follows:             Net Sales derived from Licensed Products which are made, used, leased, sold or otherwise disposed of by and/or for Encore or an Affiliate for any application, including but not limited to, therapeutic and preventative applications.

8. Termination Rights. Article VI of the R-NSAID License Agreement governs Encore’s efforts to commercialize the Licensed Products, and gives certain termination rights to LLUMC. Article VI is hereby amended as follows:

8.1 Termination Provisions. Sections 6.2(a) and (b) of Article VI are hereby amended to read as follows:

(a) Termination of Myriad Sublicense Agreement. If the Myriad Sublicense Agreement is terminated due to a breach by Encore, as specified in Section 7.4(a)(i) of the Myriad Sublicense Agreement, that does not result from or arise out of a breach by LLUMC of this R-NSAID Agreement, LLUMC shall have the right to terminate the R-NSAID License Agreement by giving written notice of such termination to Encore. In the event the Myriad Sublicense Agreement is terminated for any other reason, Encore shall have a period of one (1) year from the date of termination within which to enter into a written sublicense agreement, to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

which LLUMC consents pursuant to Section 2.2 of the R-NSAID License Agreement, to develop, manufacture, have manufactured, use, market, import, have imported, offer to sell and/or Licensed Products. The terms and conditions set forth in Section 2.2 of the R-NSAID License Agreement shall apply to any such sublicense, including, without limitation, LLUMC’s obligation to not unreasonably withhold its consent to such a sublicense. LLUMC agrees to promptly respond to any request made by Encore for LLUMC’s consent to such a sublicense. In the event Encore fails to enter into such a written sublicense agreement within said one (1) year period, LLUMC shall have the right to terminate the R-NSAID License Agreement by giving written notice of such termination to Encore.

(b) Myriad’s Material Default. In the event Myriad defaults in the payment of milestone consideration (described in Section 4.2 of the Myriad Sublicense Agreement) or royalty payments (described in Section 4.3 of the Myriad Sublicense Agreement), or otherwise defaults under or breaches a material provision of the Myriad Sublicense Agreement, Encore shall promptly give written notice to LLUMC of said default. Upon such a breach or default, Encore shall have the first right to enforce the terms of the Myriad Sublicense Agreement against Myriad, including, without limitation, to bring any legal action that it deems reasonably necessary. Any such enforcement actions shall be at Encore’s cost and expense. LLUMC agrees to cooperate with Encore in any such action at Encore’s reasonable request. To ensure that no rights of LLUMC are compromised in any such action, Encore shall not settle any such claim or action without LLUMC’s prior written consent, which consent shall not be unreasonably withheld or delayed. Any recovery by Encore in such an action shall be deemed to be a payment by Myriad to Encore under Section 4.1(b) of the R-NSAID License Agreement. Provided, however, that if a portion of the recovery is of Encore’s attorney’s fees and/or costs, that portion shall not be deemed to be a payment by Myriad to Encore under Section 4.1 (b) of the R-NSAID License Agreement.

(i) LLUMC’s Enforcement Rights. In the event Encore fails or refuses to enforce the terms of the Myriad Sublicense Agreement against Myriad as set forth in Section 6.2(b), LLUMC shall have the right to give Encore written notice that LLUMC intends to exercise its rights hereunder to enforce the terms of the Myriad Sublicense Agreement against Myriad. Encore shall have thirty (30) days from the date of LLUMC’s notice to commence enforcement actions against Myriad. In the event Encore fails to commence enforcement actions with said thirty (30) day period, or if Encore thereafter fails to diligently and in good faith pursue the enforcement actions, LLUMC shall have the right to enforce the terms of the Myriad Sublicense Agreement against Myriad, including, without limitation, to bring any legal action that LLUMC deems necessary. In such an event, Encore agrees to cooperate with LLUMC and to join in any such action as a party plaintiff if requested to do so by LLUMC and to give LLUMC all needed information, assistance and authority to take such enforcement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

actions. Any such LLUMC enforcement actions shall be at LLUMC’s cost and expense. To ensure that no rights of Encore are compromised in any such action, LLUMC shall not settle any such claim or action without Encore’s prior written consent, which consent shall not be unreasonably withheld or delayed. If there is a recovery in any such LLUMC action, LLUMC shall deduct              from the recovery amount, which shall be retained by LLUMC as a payment to LLUMC under Section 4.1(b) of the R-NSAID License Agreement. After deducting all unreimbursed direct out of pocket expenses incurred by LLUMC in connection with such legal action from the net recovery amount, LLUMC shall promptly pay the remaining balance of the recovered funds to Encore. The parties acknowledge and agree that if a portion of the recovery is of LLUMC’s attorney’s fees and costs, that portion shall not be included in the “recovery amount” described above.

9. Patent Prosecution. Article VII of the R-NSAID License Agreement governs the prosecution and maintenance of patents and other patent applications comprising the Licensed Patents. Article VII is hereby amended to read as follows:

9.1 Annual Meeting. Section 7.5 of the R-NSAID License Agreement is amended in its entirety to read as follows:

7.5 LLUMC and Encore shall hold and attend an annual meeting where the parties shall update each other on the status of the Licensed Patents. Donald G. Pursley (or any other person designated by the President of the LLUMC) or the Dean of the Loma Linda University Medical School shall chair the annual meeting, and the annual meeting shall be scheduled by LLUMC.

10. Termination of License. Article XI of the R-NSAID License Agreement governs the term of the License and gives LLUMC certain rights to terminate the R-NSAID License Agreement. Article XI is hereby amended as follows.

10.1 Termination by LLUMC. Sections l1.2(a) and (b) are hereby deleted from the R-NSAID License Agreement and are replaced with the following:

(b) Encore fails to comply with the material obligations of Encore under the Myriad License Agreement that relate to the development, regulatory approval and commercialization of the Licensed Technology.

(c) Deleted.

11. Representations and Warranties. Article XII of the R-NSAID License Agreement is hereby amended to add the following to Section 12-2:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d) Encore represents and warrants that Exhibit “C” attached hereto identifies all Improvements and that there are no other Improvements that are not listed in the attached Exhibit “C”.

(e) Encore represents and warrants that Exhibit “D” attached hereto identifies all New Inventions and that there are no other New Inventions that are not listed in the attached Exhibit “D”.

(f) Encore represents and warrants that Exhibit “E” attached hereto identifies all Unfiled Inventions and that there are no other Unfiled Inventions that are not listed in the attached Exhibit “E”.

12. Notices. Section 13.1 of Article XIII is amended to reflect the following changes in addresses and/or addressees:

If to LLUMC:	Loma Linda University Medical Center
Office of Research Affairs
24888 Prospect Street
Loma Linda, CA 92350
Attention: Barry L. Taylor, Ph.D.
Vice President for Research Affairs
Facsimile No. (909)558-0244

with a copy to:	Loma Linda University Adventist Health Sciences Center
Office of General Counsel
24890 Tulip Avenue
Loma Linda, CA 92354
Attention: Kent Hansen, Esq.
Facsimile No. (909)558-2655

with a copy to:	Knobbe, Martens, Olson & Bear, LLP
620 Newport Center Drive
Sixteenth Floor
Newport Beach, CA 92660
Attn: Daniel E. Altman, Esq.

If to Encore:	Encore Pharmaceuticals, Inc.
1401 Research Park Drive, Suite 400
Riverside, CA 92507
Attention: Dr. William Wechter

With a Copy to:	William B. Smith, Esq.
Ferguson, Case, Orr, Paterson & Cunningham LLP
1050 South Kimball Road
Ventura, CA 93004

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13. Capitalized Terms. All capitalized terms used in this Amendment that are also used in the R-NSAID License Agreement shall have the meaning set forth in the R-NSAID License Agreement.

14. Affirmation of R-NSAID License Agreement. All terms and conditions of the R-NSAID License Agreement that are not specifically amended in this Amendment shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

LLUMC

LOMA LINDA UNIVERSITY MEDICAL CENTER,
a California nonprofit religious corporation

By	/s/ Donald G. Pursley
Donald G. Pursley, DBA
Its	Executive Vice President and CFO

ENCORE

ENCORE PHARMACEUTICALS, INC., a Delaware corporation

By	/s/ William J. Wechter
William J. Wechter, Ph.D.
Its	CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT “C”

AMENDMENT TO THE R-NSAID

LICENSE AGREEMENT

IMPROVEMENTS

None.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT “D”

AMENDMENT TO THE R-NSAID

LICENSE AGREEMENT

NEW INVENTIONS

Case No.	Title of Invention	Application No. & Filing Date
LOMACEN.106PR2	Treatment and Prevention of Human Disease with Low-Dose Naproxen, Ibuprofen or Ketoprofen	60/357187 - 2/12/02

LOMACEN.020A	R-4 Halo-Flurbiprofen and Salts and Esters Thereof	09/912925 - 7/25/01

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT “E”

AMENDMENT TO THE R-NSAID

LICENSE AGREEMENT

UNFILED INVENTIONS

Case No.	Title of Invention
LOMACEN.022PR	Use of 4-Hydroxy NSAIDs for Treatment of Disease

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 11

ENCORE AGREEMENT

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION COPY

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made and entered into effective as of December 7, 2000, by and between Myriad Genetics, Inc., a Delaware corporation, having its principal place of business at 320 Wakara Way, Salt Lake City, Utah 84108 (“Myriad”), and Encore Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 2285 East Ojai Avenue, Ojai, California 93023 (“Licensor”).

RECITALS

WHEREAS, Licensor has developed the Licensed Compound for the treatment, prevention, and diagnosis of cancer and other diseases;

WHEREAS, the inventors of the Licensed Compound assigned all of their right, title and interest in and to the Licensed Compound to Loma Linda University Medical Center (“LLUMC”) and LLUMC thereby became the legal owner of the Licensed Compound;

WHEREAS, Licensor entered into a license agreement (the “LLUMC License Agreement”) with LLUMC dated as of December 21, 1998 pursuant to which LLUMC granted Licensor an exclusive license to the Licensed Compound;

WHEREAS, Myriad has specialized experience in, among other things, the development and commercialization of healthcare products and services;

WHEREAS, concurrently herewith, Myriad is entering into a stock purchase agreement (the “Stock Purchase Agreement”), a services agreement (the “Services Agreement”) and an investor rights agreement (the “Investor Rights Agreement”) with Licensor and certain Third Parties, all as of the date hereof (such agreements are collectively the “Related Agreements”); and

WHEREAS, Licensor desires to grant a license to Myriad, and Myriad desires to obtain a license, to further develop and commercialize the Licensed Compound.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

Definitions

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1 “Affiliate” with respect to a Person, shall mean any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For the purposes of this Section 1.1 only, “control” shall refer to (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person.

1.2 “Commercialization Date” shall mean the earlier of (a) December 31, 2006 or (b) the date of the First Commercial Sale in a Major Pharmaceutical Market.

1.3 “Competing Product” shall mean any product that contains a label claim which provides an application or use which is comparable to that of the Licensed Product or which, if manufactured, used or sold in the United States would be an infringement of a Licensor Patents.

1.4 “Competition” shall mean sales by a Third Party of a Competing Product in any country that (a) do not infringe the Myriad Know-How, the Myriad Patents, the Licensor Know-How, the Licensor Patents, the Joint Know-How, or the Joint Patents, or (b) infringe the Myriad Know-How, the Myriad Patents, the Licensor Know-How, the Licensor Patents, the Joint Know-How, or the Joint Patents but there exists, in the opinion of counsel reasonably acceptable to Licensor and Myriad, no effective intellectual property protection of such Know-How or Patents in such country.

1.5 “Confidential Information” shall have the meaning set forth in Section 6.3.

1.6 “Control” shall mean, with respect to any item of Information and Invention or any intellectual property right, possession of the ability, whether by ownership or license, to assign, grant a license or sublicense as provided for herein to such item or under such right without violating the terms of any agreement or other arrangement with any Third Party.

1.7 “Effective Date” shall mean the effective date of this Agreement as set forth in the first paragraph hereof.

1.8 “Europe” shall mean the European Union as it may be constituted from time to time.

1.9 “Fair Market Value” shall mean the average closing price of Myriad common stock on the NASDAQ stock exchange for the twenty (20) consecutive business days immediately preceding the date on which such stock is transferred from Myriad to Licensor pursuant to Article IV hereof.

1.10 “FDA” shall mean the United States Food and Drug Administration, and any successor agency thereto.

1.11 “Field” shall mean the use of the Licensed Product to treat, prevent, or diagnose any disease, injury or condition in humans or animals.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

1.12 “First Commercial Sale” shall mean the first sale to a Third Party for use or consumption by the general public of the Licensed Product in a country after all Regulatory Approvals have been obtained in such country.

1.13 “First Milestone Event” shall have the meaning set forth in Section 4.2 hereof.

1.14 “Fiscal Quarter” shall mean each period of three consecutive calendar months ending on September 30, December 31, March 31 and June 30.

1.15 “Fiscal Year” shall mean each successive period of twelve months commencing on July 1 and ending on June 30.

1.16 “Fourth Milestone Event” shall have the meaning set forth in Section 4.2 hereof.

1.17 “Improvement” shall mean any modification to the Licensed Compound or a Licensed Product including, without limitation, any enhancement in the Manufacture, ingredients, preparation, presentation, means of delivery, dosage or packaging of a product or any discovery or development of a new indication for a product. Chemical modifications of a Licensed Compound or a Licensed Product shall be considered to be within the definition of “Improvement” if such chemical modifications are covered by a claim within the Licensor Patents, either literally or under the doctrine of equivalents.

1.18 “IND” shall mean an investigational new drug application filed with the FDA for approval to commence human clinical trials, and its equivalent in other countries or regulatory jurisdictions.

1.19 “Information and Invention” shall mean any data results, information, inventions, know-how, formula, trade secrets, techniques, methods, procedures, development, material, or compositions of matter of any type or kind, whether or not patentable.

1.20 “In-License Agreement” shall mean a license of technology relating to the Licensed Compound from a Third Party to Licensor.

1.21 “Invoiced Sales” shall have the meaning set forth in Section 1.38.

1.22 “Joint Know-How” shall mean all Information and Inventions of any kind that (a) are made jointly by employees or agents of Myriad or an Affiliate of Myriad and by employees or agents of Licensor or an Affiliate of Licensor at any time during the term of this Agreement and (b) are necessary or useful for the identification, development, synthesis, characterization, optimization, assaying, formulation, Manufacture, use, or sale of the Licensed Compound, the Licensed Product or any Improvement thereto, or the Manufacturing Processes, but excluding any Information and Inventions to the extent covered or claimed by the Joint Patents.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3

1.23 “Joint Patent” shall mean all Patents (a) that name as inventors one or more employees or agents of Myriad or its Affiliates together with one or more employees or agents of Licensor or its Affiliates and (b) that claim or cover the Licensed Compound, the Licensed Product or any Improvement thereto, or the Manufacturing Processes.

1.24 “Joint Steering Committee” shall have the meaning set forth in Section 2.2.

1.25 “Licensed Compound” shall mean all compounds referenced in the Licensor Patents listed on Exhibit 1 as of the date hereof, in both acid and salt forms thereof, including without limitation, R-Flurbiprofen, which is also known according to Licensor’s designation as “E-7869,” and any Improvements to all such compounds.

1.26 “Licensed Product” shall mean a product or products which contain(s) the Licensed Compound as an active ingredient.

1.27 “Licensor Know-How” shall mean all Information and Inventions Controlled by Licensor or its Affiliates as of the Effective Date and at any time prior to the end of the term of this Agreement that are necessary or useful for the identification, development, synthesis, characterization, optimization, assaying, formulation, Manufacture, use, or sale of the Licensed Compound, the Licensed Product or any Improvement thereto, or any Manufacturing Process, but excluding any Information and Inventions to the extent covered or claimed by the Licensor Patents.

1.28 “Licensor Patents” shall mean all Patents Controlled by Licensor or its Affiliates as of the Effective Date and at any time prior to the end of the term of this Agreement that claim or cover the Licensed Compound, the Licensed Product, any Manufacturing Process or any Improvement to any of the foregoing. All Licensor Patents existing as of the date hereof are listed on the attached Exhibit 1.

1.29 “Losses” shall have the meaning set forth in Section 8.1.

1.30 “Major Pharmaceutical Market” shall mean the United States and Europe.

1.31 “Manufacture” and “Manufacturing” shall mean, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding, and quality control testing of such compound or product.

1.32 “Manufacturing Process” shall mean any process or step thereof (or any Improvement to such process or step) that is necessary or useful for Manufacturing the Licensed Compound, the Licensed Product, or any Improvements to the Licensed Product, including, without limitation, any device for the administration of the Licensed Compound, the Licensed Product or any Improvements to the Licensed Product.

1.33 “Milestone Consideration” shall have the meaning set forth in Section 4.2.

1.34 “Milestone Event” shall have the meaning set forth in Section 4.2.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4

1.35 “Myriad Know-How” shall mean all Information and Inventions Controlled by Myriad or an Affiliate of Myriad that (a) are developed or licensed by Myriad or an Affiliate of Myriad during the term of this Agreement and (b) are necessary or useful for the identification, development, synthesis, characterization, optimization, assaying, formulation, Manufacture, use, or sale of the Licensed Compound, the Licensed Product, or any Manufacturing Process, but excluding any Information and Inventions to the extent covered or claimed by the Myriad Patents.

1.36 “Myriad Patents” shall mean all Patents Controlled by Myriad or an Affiliate of Myriad during the term of this Agreement that cover or claim the Licensed Compound, the Licensed Product or any Manufacturing Process.

1.37 “NDA” shall mean a New Drug Application filed pursuant to the requirements of the FDA, as more fully defined in 21 C.F.R. § 314.5 et seq., and any equivalent application filed with any Regulatory Authority.

1.38 “Net Sales” shall mean, for any period, the gross amount invoiced by Myriad and its Affiliates, from the sale to Third Parties of Licensed Product (the “Invoiced Sales”), less deductions for: (a) normal and customary quantity and/or cash discounts and sales returns and allowances, including, without limitation, those granted on account of price adjustments, billing errors, rejected goods, damaged goods, returns, rebates actually allowed and taken, administrative or other fees or reimbursements or similar payments to wholesalers or other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers or other institutions, fees paid to distributors and chargebacks; (b) freight, postage, shipping, and insurance expenses (if separately identified in such invoice); (c) customs or excise duties or other duties directly imposed and related to the sales making up the gross invoice amount; (d) any rebates or similar payments made with respect to sales paid for by any governmental or regulatory authority such as, by way of illustration and not in limitation of the parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program or equivalent foreign governmental program; (e) sales and other taxes and duties directly related to the sale, to the extent that such items are included in the gross invoice price (but not including taxes assessed against the income derived from such sale); and (f) any such invoiced amounts that are not collected by Myriad or its Affiliates which are over a 180 days past due and are recorded on the books of Myriad as bad debt in accordance with generally accepted accounting principles. Any of the deductions listed above that involves a payment by Myriad or its Affiliates shall be taken as a deduction in the Fiscal Quarter in which the payment is made by such entity. For purposes of determining Net Sales, the Licensed Product shall be deemed to be sold when invoiced, shipped, or payment is received, whichever is earliest, and a “sale” shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes.

For purposes of calculating Net Sales, sales between Myriad and its Affiliates shall be excluded from the computation of Net Sales unless such Affiliate is the end user of the Licensed Product, in which case “Net Sales” shall include any such sales and the Net Sales price for such sales shall be deemed to be the Net Sales price being paid at that time by Third Party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5

buyers of such Licensed Product who are similarly situated to such Affiliate and who buy similar quantities on similar terms. Any sales by Myriad or its Affiliates of Licensed Products to a Third Party who does not deal at arm’s-length with such seller shall be deemed to be at the Net Sales price being paid by similarly situated Third Parties, who deal at arm’s-length with such seller, and who buy similar quantities on similar terms.

In the event that the Licensed Product is in the form of a combination product containing one or more active ingredients that are not themselves a Licensed Compound, the Net Sales of the Licensed Product shall be adjusted by multiplying the Net Sales of the Licensed Product calculated pursuant to the first paragraph of this Section by the fraction A/(A+B) where A IS the invoice price or fair market value, whichever is greater, of the Licensed Product containing the same weight of Licensed Compound sold without other active ingredients and B is the sum of the invoice price or fair market value, whichever is greater, of each of the products containing the other active ingredients without the Licensed Compound or other active ingredients. Where no fair market value or invoice price is established for the Licensed Product, the fair market value of the Licensed Product shall be deemed to be fifty percent (50%) of the Net Sales price of the combination product.

1.39 “Patents” shall mean all patents and patent applications, including, without limitation, any divisions, continuations, continuations-in-part, reissues, renewals, extensions, supplementary protection certificates, or the like of any such patents or patent application, as well as any certificates of invention or applications therefor.

1.40 “PCT” shall mean the Patent Cooperation Treaty, opened for signature June 19, 1970, 28 U.S.T. 7645.

1.41 “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other similar entity or organization, including, without limitation, a government or political subdivision, department, or agency of a government.

1.42 “Regulatory Approval” shall mean any and all approvals, including, without limitation, price and reimbursement approvals, licenses, registrations, or authorizations of any federal, national, state, provincial, or local regulatory agency, department, bureau, or other government entity, necessary for the development, Manufacture, use, storage, import, transport, and sale of the Licensed Compound, the Licensed Product, or any Improvement to the Licensed Product in a jurisdiction.

1.43 “Regulatory Authority” shall mean the applicable government or regulatory authorities in each jurisdiction involved in granting the Regulatory Approvals for the Licensed Compound, the Licensed Product or any Improvement to the Licensed Product.

1.44 “Regulatory Documentation” shall mean all agreements, regulatory filings and supporting documents and clinical studies and tests, relating to the Licensed Compound, the Licensed Product and any Improvements thereto, or the Manufacturing Processes, and all data

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6

contained therein, including, without limitation, all INDs, NDAs, drug master files, correspondence with Regulatory Authorities, registrations and licenses, regulatory drug lists, advertising, and promotion documents, adverse event files, complaint files, and Manufacturing records.

1.45 “Second Milestone Event” shall have the meaning set forth in Section 4.2 hereof.

1.46 “Sublicensee” shall mean a Person to whom Myriad has granted the right under the Licensor Patents and Licensor Know How to develop, Manufacture, have manufactured, use, market and/or sell the Licensed Product.

1.47 “Sublicense Income”

1.48 “Third Milestone Event” shall have the meaning set forth in Section 4.2 hereof.

1.49 “Third Party” shall mean any Person other than Myriad, Licensor, and Affiliates of either.

1.50 “Trademark” shall include any word, name, symbol, color, designation or device or any combination thereof, including, without limitation, any trademark, trade dress, brand mark, trade name, brand name, logo, or business symbol.

1.51 “Valid Claim” shall mean, with respect to a particular country, a claim of an issued and unexpired patent that (a) has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of such country from which no appeal can be taken or, after mutual consultation and agreement, an appeal is not taken within the time allowed for appeal, (b) has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country, and (c) provides exclusive rights to the sale of the Licensed Product in such country.

ARTICLE II

Development and Commercialization

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7

2.1 Development and Commercialization Activities. Myriad shall have the sole and exclusive right, but, except as expressly set forth in Section 2.5, not the obligation, to develop and commercialize the Licensed Compound and the Licensed Product on a worldwide basis. Myriad shall be solely responsible for all costs and expenses in connection with such development and commercialization activities; provided, however, that Licensor shall bear, and shall not be entitled to reimbursement for, any development or commercialization costs or expenses incurred by Licensor prior to the Effective Date with respect to the Licensed Compound, the Licensed Product, or the Manufacturing Processes. Except as provided in Section 2.8 hereof and elsewhere in this Agreement, or as otherwise agreed to in advance and in writing by Myriad, Myriad shall not be required to reimburse Licensor for any costs incurred by Licensor on or after the Effective Date of this Agreement.

2.2 Joint Steering Committees. The Parties shall form a joint steering committee (the “Joint Steering Committee”) to review and comment on the pre-Regulatory Approval development efforts undertaken by Myriad with respect to the Licensed Compound and the Licensed Product. The Joint Steering Committee shall be comprised of two (2) representatives from Licensor and three (3) representatives of Myriad. The Joint Steering Committee shall meet on or about the end of each Fiscal Quarter, or more or less frequently as they shall determine. Meetings of the Joint Steering Committee shall be held alternatingly at Myriad’s facility in Salt Lake City and at Licensor’s facility in Ojai, California, or at such other location as the parties shall mutually choose. A representative of Myriad shall chair meetings of the Joint Steering Committee. The Chairperson or his or her designee shall keep minutes of the meetings. Recommendations or other actions of the Joint Steering Committee shall be determined by a majority of the members of the Joint Steering Committee. The parties may from time to time designate new representatives to replace their current representatives on the Joint Steering Committee. The initial members of the Joint Steering Committee are as follows:

Myriad:	Adrian Hobden, Chairperson
Myriad:	to be determined
Myriad:	to be determined
Licensor:	William Wechter
Licensor:	Barbara Loughman

The Joint Steering Committee shall disband once the Licensed Product has received Regulatory Approval in any Major Pharmaceutical Market. The Parties’ shall bear their own costs and expenses arising from their participation in the Joint Steering Committee.

2.3 Regulatory Approvals. All INDs, NDAs and other filings pursuant to or in connection with the Regulatory Approvals shall be made in the name of Myriad or its designee. Myriad shall be solely responsible for all communications with Regulatory Authorities with regard to the Licensed Compound and the Licensed Product.

2.4 Development and Use of Trademarks. Myriad shall have the sole right to determine the Trademarks to be used with respect to the development and commercialization of the Licensed Compound and the Licensed Product on a worldwide basis. Nothing in this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8

Agreement shall be construed as granting Myriad any rights in Trademarks owned or controlled by Licensor or LLUMC.

2.5 Diligence Obligations. Myriad shall use commercially reasonable efforts to obtain Regulatory Approvals for, and to commercialize the Licensed Product in the Field. Myriad and its Sublicensees shall collectively make the following efforts to develop and commercialize the Licensed Compound and Licensed Products:

(a) The combined spending of Myriad and its Sublicensees shall not be less than              for the development and commercialization of a Licensed Product during each Fiscal Year beginning with the Fiscal Year starting on July 1, 2001 and ending on the date of the First Commercial Sale of a Licensed Product;

(b) The combined spending of Myriad and its Sublicensees shall not be less than an average of              during any period of two (2) consecutive Fiscal Years on the development and commercialization of a Licensed Product beginning with the Fiscal Year starting on July 1, 2001 and ending on the date of the First Commercial Sale of a Licensed Product; and

(c) Myriad, or a Sublicensee, shall have a First Commercial Sale of a Licensed Product in a Major Pharmaceutical Market no later than the earlier of: (a) December 31, 2006, or (b) one year after notification of approval from the FDA with respect to the first Licensed Product to be so approved; provided, however, that Myriad may extend the deadline for such a sale for periods of twelve (12) months upon notice to Licensor and the payment to Licensor of              period of twelve (12) months.

(d) Myriad or a Sublicensee shall, on or before December 31, 2006, submit an IND with the Regulatory Authority in a Major Pharmaceutical Market for a different anticipated indication for use than the anticipated indication for use of the Licensed Product which is the subject of the development and commercialization efforts described in Section 2.5(a), (b) and (c), above; provided, however, that Myriad may extend the deadline for such a filing for periods of twelve (12) months upon notice to Licensor and the payment to Licensor of              period of twelve (12) months.

In determining how much money Myriad and its Sublicensees spent during a given period of time on the development and commercialization of a Licensed Product for the purposes of evaluating Myriad’s compliance with Section 2.5(a) and Section 2.5(b) above, all payments to Third Parties (including payments made to Licensor and Licensor’s officers, directors and employees under the Services Agreement but excluding payments made hereunder and under the Stock Purchase Agreement) in connection with such development and commercialization plus internal costs of such development and commercialization efforts based on their actual, fully-burdened cost, made or incurred during such period of time, shall be included. Within ninety (90) days after the end of each Fiscal Year beginning with the Fiscal Year starting on July 1, 2001 and ending on the date of the First Commercial sale of a Licensed Product, Myriad shall provide a report to Licensor of amounts spent by Myriad and its Sublicensees on the development and commercialization of a Licensed Product. Such reports shall include such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9

detail as is reasonably necessary to enable Licensor to evaluate the validity of the cost attributed to such efforts. Such reports need not include an accounting or description of all efforts made but merely so much as demonstrates Myriad’s compliance with Section 2.5(a) and Section 2.5(b) hereof. Myriad shall provide written notice and competent evidence of the date of filing of an IND which satisfies Myriad’s obligations under Section 2.5(d) hereof, on or before January 31, 2007.

2.6 Breach of Diligence Obligations. In the event Myriad shall fail to meet its obligations under Section 2.5(a), (b), or (c) hereof, such failure shall constitute a material breach of this Agreement. In the event Myriad shall fail to meet its obligations under Section 2.5(d) hereof, Licensor shall be entitled, by notice to Myriad, to modify the license granted hereunder by redefining the Field to include only the use of the Licensed Product (as indicated in the label, the accompanying package insert and the instructions for use as approved by the relevant Regulatory Authority) to treat, prevent or diagnose all types and forms of cancer and other conditions characterized by aberrant cell proliferation, in humans. Myriad agrees, under such circumstances, to execute and deliver an amendment to this Agreement giving effect to such a redefinition of the Field in accordance herewith.

2.7 Information and Reporting. Myriad shall prepare and maintain complete and accurate information regarding the worldwide development and commercialization of the Licensed Product in the Field and shall make such information available to Licensor in the form of summary reports provided to Licensor every three (3) months. The parties agree that minutes from the meetings of the Joint Steering Committee shall constitute adequate “summary reports” as referred to in the foregoing sentence and that such minutes, once marked “CONFIDENTIAL” and redacted to Myriad’s satisfaction to eliminate all references to compounds, products or technologies other than the Licensed Compound or the Licensed Product, may be shared with LLUMC by Licensor.

2.8 Cooperation of Licensor. Licensor shall cooperate with any and all reasonable requests for assistance from Myriad with respect to the development and commercialization of the Licensed Compound or the Licensed Product, including, without limitation, by making its employees, consultants and other scientific staff available upon reasonable notice during normal business hours at their respective places of employment to consult with Myriad on issues arising during such development and commercialization. Myriad shall provide reasonable reimbursement for any and all reasonable, verifiable expenses incurred by Licensor as a result of providing such cooperation. The parties agree that additional, more specific obligations relating to services to be provided by Licensor and certain of its employees shall be set forth in the Services Agreement.

2.9 Information Disclosure. Promptly after the Effective Date, Licensor shall, and shall cause its Affiliates to, disclose and make available to Myriad, in whatever form Myriad shall reasonably request, all Regulatory Documentation, Licensor Know-How and any Information and Inventions covered or claimed by any Licensor Patents, including, without limitation, all chemical, preclinical, clinical, and other information. Throughout the term of this Agreement, Licensor shall, and shall cause its Affiliates to, disclose and make available to Myriad, in whatever form Myriad shall reasonably request, any and all Licensor Know-How,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10

Joint Know-How and any Information and Inventions covered or claimed by the Licensor Patents or Joint Patents, including, without limitation, the development, making, conception, or reduction to practice of any such Know-How or Information and Inventions immediately upon such development, making, conception, or reduction to practice.

ARTICLE III

Licenses and Assignments

3.1 Rights Grant to Myriad. Subject to the other provisions of this Agreement, Licensor and its Affiliates hereby grant to Myriad and its Affiliates:

(a) a sole and exclusive (including with regard to Licensor and its Affiliates), perpetual, royalty-bearing, worldwide license, with the right to grant sublicenses, under Licensor’s right, title, and interest in and to the Licensor Patents, the Licensor Know-How, the Joint Patents and the Joint Know-How to develop, modify, improve, make, have made, use, have used, import, export, offer for sale, sell, and have sold the Licensed Compound, the Licensed Product and any Improvements thereto within the Field; and

(b) a sole and exclusive (including with regard to Licensor and its Affiliates), perpetual, royalty-bearing, worldwide license, with the right to grant sublicenses, under Licensor’s right, title, and interest in and to the Licensor Patents, the Licensor Know-How, the Joint Patents and the Joint Know-How to use the Manufacturing Processes to Manufacture (A) the Licensed Compound and (B) the Licensed Product and any Improvements thereto.

Notwithstanding the foregoing, Licensor hereby retains for itself and for LLUMC a nontransferable, nonsublicensable right to make and use the Licensed Compound, and to practice under the Licensor Patents, all solely for non-commercial, research and educational purposes only. Myriad hereby agrees that prior to executing and delivering an agreement effectuating a sublicense of its rights hereunder, or any of them, it will provide a copy of such agreement to LLUMC and will provide LLUMC with a reasonable opportunity to review such agreement and to provide comments regarding such agreement to Myriad.

3.2 Assignment of Regulatory Documentation. Licensor hereby assigns to Myriad all of its right, title, and interest in and to all Regulatory Documentation Controlled by Licensor. Licensor shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments as Myriad may reasonably request to confirm Myriad’s rights under this Section 3.2. In the event that Licensor does not have Control of Regulatory Documentation in which Myriad desires any right, title or interest, Licensor shall use its reasonable best efforts to acquire Control of such Regulatory Documentation and to assign all of its right, title, and interest therein and thereto to Myriad.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11

3.4 Negative Covenant. Each party covenants to the other party that it shall not practice, exercise, or use any intellectual property rights licensed to it by the other party under this Agreement, except as expressly permitted by the terms hereof.

3.5 Right of First Refusal. Licensor hereby grants to Myriad a right of first refusal in technology which could be used as, or to develop, a product for the treatment, prevention or diagnosis of cancer, conditions characterized by aberrant cell proliferation, Alzheimer’s Disease, inflammation, pain and cystic fibrosis, in humans, and all intellectual property rights associated with such technology (such technology and associated intellectual property rights are hereinafter the “Technology”). In the event Licensor develops Technology, Licensor shall promptly provide notice of such development to Myriad, which notice shall set out a description of the Technology and the terms on which Licensor would be willing to grant to Myriad an exclusive, world-wide, royalty-bearing license to develop and commercialize the Technology. The parties shall enter into a period of exclusive negotiations towards such a license of the Technology beginning on the date of receipt of the notice by Myriad and continuing for a period of ninety (90) days; provided, however, that if prior to the expiration of such ninety (90) day period, Myriad determines that it is not interested in continuing such negotiations, then it shall notify Licensor of such determination as soon as reasonably possible. In the event the parties are unable to agree on the terms for such a license, Licensor shall be free for a period of nine (9) months to offer the Technology to Third Parties; provided, however, that if Licensor does not enter into such an agreement with a Third Party within such (9) month period, then such Technology shall again become subject to Myriad’s right of first refusal as set forth in this Section 3.5; and, provided, further, that if the Technology is for the treatment of cancer or Alzheimer’s Disease, and Myriad, or a Sublicensee, is at the time of such an offer by Licensor, developing, marketing or selling a Licensed Product for the treatment of the same disease (that is, for cancer or Alzheimer’s Disease as applicable), then, in the event Licensor and a Third Party reach an agreement on the terms for such a license or other transfer of rights in such Technology, before Licensor may enter into such an agreement, Licensor shall offer a license or other transfer of rights in such Technology to Myriad on the same terms as were acceptable to such Third Party. Such offer shall be in writing and shall make specific reference to the parties’ rights under this Section 3.5 and shall indicate that Myriad has a period of thirty (30) days from the date of receipt of such notice to respond to such offer. Myriad must either reject or accept such offer within such thirty (30) day period. In the event Myriad shall reject such offer, Licensor shall be free to enter into a license or similar agreement with such Third Party on such terms. In the event that such offer is not accepted by such Third Party, such Technology shall again become subject to Myriad’s right of first refusal as set forth in this Section 3.5.

ARTICLE IV

Milestones and Royalties

4.1 Equity Investment. As partial mutual consideration for entering into this Agreement, and subject to the terms and conditions set forth in this Agreement, the parties entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) (a copy of the Stock Purchase Agreement is attached hereto as Annex A and incorporated herein by reference) pursuant to which Myriad shall make an initial              equity investment in Licensor. Possible additional equity investments may be made in Licensor by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12

Myriad as provided herein and in the Stock Purchase Agreement. The parties agree that              of the foregoing              investment shall be paid by Myriad directly to LLUMC, and that for purposes of this Agreement, such payment to LLUMC shall be fully credited against Myriad’s obligation to make and pay for such equity investment.

4.2 Milestone Consideration. In partial consideration of the license and other rights granted herein and subject to the terms and conditions set forth in this Agreement, upon achievement after the Effective Date of any milestone event listed below (each a “Milestone Event”), Myriad shall pay a milestone consideration (each a “Milestone Consideration”) to Licensor within thirty (30) days following achievement of such Milestone Event; provided, however, that the Milestone Consideration payable in connection with the Fourth Milestone Event shall be payable within ninety (90) days following the achievement of the Fourth Milestone Event, all in accordance with the following:

Milestone Event	Milestone Consideration
1

2

3

4

For clarification, each Milestone Consideration shall be payable only for the first occurrence of each corresponding Milestone Event achieved in respect of the Licensed Product. At Myriad’s sole discretion, up to One Hundred Percent (100%) of each Milestone Consideration payable to Licensor may be in the form of a cash investment by Myriad in shares of Series B Preferred Stock, $.001 par value per share, of the Licensor (the “Series B Preferred Stock”); provided, however, that Myriad shall purchase not less than the minimum number of Series B Preferred Stock as is provided for in the Stock Purchase Agreement. The purchase price for each such investment shall be fully credited on a dollar-for-dollar basis against such Milestone Consideration. Any investments to be made by Myriad in Series B Preferred Stock of Licensor under this Section 4.2 shall be pursuant to the Stock Purchase Agreement. The First Milestone Event shall result in the Second Closing, as defined in the Stock Purchase Agreement. The Second Milestone Event shall result in the Third Closing, as defined in the Stock Purchase Agreement. The Third Milestone Event shall result in the Fourth Closing, as defined in the Stock Purchase Agreement. The Fourth Milestone Event shall result in the Fifth Closing, as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13

defined in the Stock Purchase Agreement.              of each such Milestone Consideration shall, at the sole discretion of Licensor, be payable in the form of cash, or any combination of cash and Myriad common stock. The value of any such Myriad common stock used to pay any Milestone Consideration shall be equal to the Fair Market Value of such common stock.

4.3 Royalty Payments to Licensor. In partial consideration of the license and other rights granted herein and subject to the terms and conditions set forth in this Agreement, Myriad shall pay Licensor the following royalties:

(a) A royalty based on the aggregate Net Sales of all Licensed Products (such aggregate to be comprised solely of Net Sales in countries where the sale of the Licensed Product is covered by at least one Valid Claim of a Licensor Patent, determined on a Licensed Product-by-Licensed Product and country-by-country basis), during each Fiscal Year:

Net Sales for that portion of Net Sales of the Licensed Product in such Fiscal Year that are less than

of Net Sales for that portion of Net Sales of the Licensed Product in such Fiscal Year that equal or exceed              are less than

of Net Sales for that portion of Net Sales of the Licensed Product in such Fiscal Year that equal or exceed

Commencing on the Commercialization Date, Myriad shall pay to Licensor a minimum annual royalty (“Minimum Annual Royalty”) as follows:

For avoidance of doubt, the maximum Minimum Annual Royalty payable in respect of any year identified above shall be the amount indicated opposite such year, regardless of whether more than one (1) Licensed Product is approved for sale, or whether a Licensed Product is approved for sale in more than one (1) country. The Minimum Annual Royalty payments shall be fully creditable against the other royalties payable to Licensor under this Section 4.3. Myriad may pay the Minimum Annual Royalty payments out of reserves from sales of Licensed Products or another service.

(b) An annual royalty equal to              of Sublicense Income received by Myriad and its Affiliates during each Fiscal Year.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14

(c) The parties agree that              of each of the royalty payments owing under this Section 4.3 shall be paid by Myriad directly to LLUMC, and that for purposes of this Agreement, such payment to LLUMC shall be fully credited against Myriad’s obligation to make such royalty payments to Licensor under this Section 4.3.

4.4 Royalty Term. The royalty obligations under Section 4.3 shall terminate on a country-by-country and Licensed Product-by-Licensed Product basis, upon the expiration date in such country of the last to expire of any issued Licensor Patents that includes at least one Valid Claim covering the sale of the Licensed Product in such country. Upon termination of such royalty obligations pursuant to this Section 4.4, the licenses granted to Myriad under Section 3.1 shall automatically become irrevocable, fully-paid-up licenses on a country-by-country and Licensed Product-by-Licensed Product basis.

4.5 Royalty Payments. Running royalties shall be payable on a quarterly basis, within sixty (60) days after the end of each Fiscal Quarter, based upon the Net Sales during such Fiscal Quarter, commencing with the Fiscal Quarter in which the First Commercial Sale of the Licensed Product is made or a further sublicense agreement is executed. Royalties shall be calculated in accordance with U.S. generally accepted accounting principles consistently applied and consistent with the terms of this Article IV.

4.6 Royalty Statements. Each royalty payment hereunder shall be accompanied by a statement showing Invoiced Sales, Net Sales, and Sublicense Income and the amount of royalties due on such Net Sales and Sublicense Income. The statement shall also state the name and address of each Sublicensee and Affiliate who had Net Sales or who paid Sublicense Income during such period. The statement shall be signed by an officer of Myriad or his or her designee. A copy of each such Royalty Statement shall be delivered to LLUMC at the same time it is delivered to Licensor hereunder.

4.7 Effect of Competition. If there is Competition in any country, which is based on sales by a Third Party of a Competing Product, then the royalty rates which would otherwise be applicable to sales of the Licensed Product in such country shall be reduced by             . If there is Competition in any country, which is based on sales by more than one (1) Third Party of a Competing Product, or which is based on the sale by a Third Party of more than one (1) Competing Product, then the royalty rates which would otherwise be applicable to sales of the Licensed Product in such country shall be reduced by             .

4.8 Records Retention. For three (3) years after the period of each statement required by this Article, Myriad shall keep (and shall ensure that its Affiliates and Sublicensees shall keep) true and accurate records in sufficient detail to confirm the accuracy of the royalty calculations hereunder.

4.9 Audit of Royalty Payments.

(a) Upon the written request of Licensor and not more than once in each Fiscal Year, Myriad shall permit an independent certified public accounting firm of nationally

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15

recognized standing selected by Licensor, and reasonably acceptable to Myriad, to have access during normal business hours, and upon fifteen (15) business days prior written notice, to such of the records of Myriad as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any Fiscal Year ending not more than thirty-six (36) months prior to the date of such request. The accounting firm shall disclose to Licensor only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Licensor.

(b) If such accounting firm correctly concludes that additional royalties were owed during such period, Myriad shall pay the additional royalties, with interest from the date originally due at the prime rate, as published in The Wall Street Journal, Eastern U.S. Edition, on the last business day preceding such date, within sixty (60) days after the date on which such accounting firm’s written report is delivered to Myriad. Myriad acknowledges that this Section shall not constitute Licensor’s agreement to accept such payments after they are due and that such late payment constitutes a breach of this Agreement. The payment of such interest shall not constitute a waiver of Licensor’s right to exercise any other remedies it is entitled to hereunder or otherwise. If, and only if, the amount of the underpayment is greater than five percent (5%) of the total amount owed, then Myriad shall reimburse Licensor for all costs related to such audit. If such accounting firm correctly concludes that excess royalties were paid during such period, such overpayment shall be fully credited against future royalties due hereunder.

(c) Licensor shall treat all information subject to review under this Section 4.9 in accordance with the confidentiality provisions of Article VI of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with Myriad obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

4.10 Mode of Payment. All payments hereunder shall be made by deposit of United States Dollars in the requisite amount to such bank account as Licensor may from time to time designate by notice to Myriad. Payments shall be free and clear of any taxes (other than withholding and other taxes imposed on the receiving party), fees or charges, to the extent applicable. With respect to sales outside the United States, payments shall be calculated based on currency exchange rates for the last Fiscal Quarter for which remittance is made for royalties. For each month and each currency, such exchange rate shall equal the arithmetic average of the daily exchange rates (obtained as described below) during the Fiscal Quarter. Each daily exchange rate shall be obtained from the Reuters Daily Rate Report or The Wall Street Journal, Eastern U.S. Edition, or, if not so available, as otherwise agreed by the parties.

ARTICLE V

Intellectual Property Rights

5.1 Intellectual Property Ownership.

(a) Myriad shall own and retain all right, title, and interest in and to all Regulatory Documentation, the Myriad Patents, and the Myriad Know-How.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16

(b) Subject to the exclusive license grants granted to Myriad hereunder, as between the parties, Licensor shall own and retain all right, title, and interest in and to all Licensor Patents and Licensor Know-How.

(c) Subject to the license grants granted to Myriad hereunder, the parties shall jointly own and retain all right, title, and interest in and to all Joint Patents and Joint Know-How.

5.2 Patent Prosecution.

(a) Licensor Patents. Subject to Section 5.2(c), Licensor shall be responsible, at its sole cost and expense, for obtaining, prosecuting, and/or maintaining throughout the world the Licensor Patents. In this regard, Licensor shall file, prosecute, and/or maintain patent applications in the United States to secure Patents Rights for the Licensed Compound, the Licensed Product, the Manufacturing Processes (to the extent invented or developed by Licensor), and other Information and Inventions claimed in or covered by the Licensor Patents. Within one (1) year of filing any such United States patent application, Licensor shall file a counterpart international application under the PCT designating all member countries and any additional counterpart national patent applications in non-PCT member countries as the parties shall mutually agree upon.

(b) Myriad Patents and Trademarks. Myriad shall be responsible, at its sole cost and expense, for obtaining, prosecuting, and/or maintaining the Myriad Patents throughout the world. Myriad shall be responsible for obtaining, maintaining, registering and/or extending trademark protection for all Trademarks related to the Licensed Compound and the Licensed Product, throughout the world.

(c) Joint Patents. Myriad shall be responsible for obtaining, prosecuting, and/or maintaining the Joint Patents throughout the world. Myriad shall also be responsible for the cost and expense for filing, prosecuting, and/or maintaining the Joint Patents. Notwithstanding the above, either party may decline to pay its share of costs for filing, prosecuting, and/or maintaining any Joint Patent(s) in a particular country or particular countries, in which case the declining party shall assign to the other party all of its right, title, and interest in and to any such Joint Patent(s) in the relevant country and upon such assignment such Joint Patent(s) shall become a Myriad Patent(s) or a Licensor Patents(s), as the case may be.

(d) Cooperation. Each party shall regularly provide the other party with copies of all patent applications filed hereunder and other material submissions and correspondence with any patent authorities, as applicable, in sufficient time to allow for review and comment. In addition, each party shall provide the other and its counsel with an opportunity to consult and comment on the filing and contents of any application, amendment, registration, submission, response or correspondence with any patent authorities. Each party shall, at the other’s reasonable request, assist and cooperate in the filing and prosecution of any application, amendment, registration, submission, response or correspondence with respect to any Myriad Patents, Joint Patents, or Trademarks related to the Licensed Compound and the Licensed Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17

(e) Election not to Prosecute. If Licensor elects not to pursue the initial filing of a Licensor Patent, the PCT international filing or the continued prosecution or maintenance of a Licensor Patent in a particular country, then Licensor shall so notify Myriad promptly in writing and in good time to enable Myriad to meet any deadlines by which an action must be taken to establish or preserve a right in such Licensor Patents in such country. With respect to Licensor Patents scheduled for international filing with respect to a country, Licensor shall notify Myriad in writing at least ninety (90) days before the date required for the filing of such Licensor Patents application or any other deadline by which an action must be taken to establish or preserve a Licensor Patents right in such country.

(i) Upon receipt of any such notice by Licensor, pertaining to a patent to which Licensor holds legal title, Myriad shall have the right, but not the obligation, to pursue the filing or registration, or support the continued prosecution or maintenance, of such Licensor Patents, at its expense in such country. If Myriad elects to pursue such filing or registration, as the case may be, or continue such support, then Myriad shall notify Licensor of such election and (i) no further royalties shall be payable on account of Net Sales generated in such country, and (ii) Licensor shall (A) reasonably cooperate with Myriad in making such filings or registrations, or in continuing such support, and (B) promptly release or assign to Myriad, without consideration, all right, title, and interest in and to such Licensor Patents in such country.

(ii) Upon receipt of such notice by Licensor, pertaining to a patent to which LLUMC or another Third Party holds legal title, Myriad shall have the right, but not the obligation, to support the continued prosecution or maintenance, of such Licensor Patents, at its expense in such country. If Myriad elects to continue such support, then Myriad shall notify Licensor of such election and the cost of such support shall be creditable against further royalties on account of Net Sales generated in such country, and Licensor shall reasonably cooperate with Myriad in continuing such support. If Myriad elects not to continue such support then Myriad shall have no further rights or obligations under this Agreement with respect to such Licensor Patents in such country and this license shall terminate with respect to such Licensor Patents in such country.

5.3 Enforcement of Patents and Trademarks.

(a) If either party considers that any Licensor Patents, Myriad Patent, or Joint Patent is being infringed by a Third Party’s activities, it shall notify the other party and provide it with any evidence of such infringement that is reasonably available. Upon written notice to Licensor, Myriad shall have the first right, but not the obligation, at its own expense to attempt to remove such infringement by commercially appropriate steps, including filing an infringement suit or taking other similar action. If required by law in order for Myriad to prosecute such suit, Licensor shall join such suit as a party, at Myriad’s expense. Licensor agrees to use reasonable efforts to obtain any consents required by Third Parties owning Licensor Patents licensed to Licensor in order for Myriad to conduct suits thereunder. In the event Myriad fails to take commercially appropriate steps with respect to an infringement that is likely to have a material adverse effect on the sale of the Licensed Product within three (3) months following notice of such infringement, Licensor shall have the right to do so at Licensor’s expense; provided, however, that if Myriad has commenced negotiations with an alleged infringer for

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18

discontinuance of such infringement within such three-month period, Myriad shall have an additional six (6) months to conclude its negotiations before Licensor may bring suit for such infringement and provided further that Myriad shall not be required to enforce any infringed Licensor Patents or Joint Patent against more than one entity or in more than one country at any one time. The party not enforcing the applicable Licensor Patents or Joint Patent shall provide reasonable assistance to the other party, including providing access to relevant documents and other evidence and making its employees available at reasonable business hours, subject to the enforcing party’s reimbursement of any reasonable out-of-pocket expenses incurred by the non-enforcing party. To ensure that no rights of Licensor are compromised in any such action, Myriad shall not settle any such claim, or enter into any settlement agreement that admits that any Third Party product does not infringe the Licensed Patents or that any Licensed Patent is invalid or unenforceable without Licensor’s consent, which consent shall not be unreasonably withheld.

(b) Any amounts recovered by either party pursuant to Section 5.3(a), whether by settlement or judgment, shall be used to reimburse the parties for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses), with any remainder being retained by or paid to Myriad; provided, however, that Myriad shall pay to Licensor an amount of monies or cash equivalents received from any alleged infringer equivalent to royalties which Licensor would have received if such alleged infringer had been a Sublicensee.

(c) Except as otherwise provided by the provisions of Section 5.3(a), each party shall retain the sole and exclusive right to enforce its rights under any Patents and its rights to any Trademarks against all infringers at its sole cost and expense.

5.4 Infringement of Third Party Rights.

(a) If (i) in the opinion of counsel reasonably acceptable to both Licensor and Myriad, one or more Patents covering the research, development, Manufacture, use, or sale of the Licensed Compound or the Licensed Product has issued to a Third Party in any country such that Myriad cannot sell the Licensed Product in such country without infringing such Patent or (ii) as a result of any claim made against Myriad or any of its Affiliates or Sublicensees during the term of this Agreement alleging that the research, development, Manufacture, use, or sale of the Licensed Compound or Licensed Product by such entity infringes or misappropriates any Patent or any other intellectual property right of a Third Party in any country, a judgment is entered by a court of competent jurisdiction from which no appeal is taken within the time permitted for appeal, such that Myriad cannot sell the Licensed Product in such country without infringing the Patent or other proprietary rights of such Third Party, Myriad shall use its reasonable, good faith efforts to negotiate and obtain a license from such Third Party that would permit Myriad to research, develop, Manufacture, use or sell the Licensed Compound or the Licensed Product, as the case may be, in such country; provided, however, that Myriad shall not be obligated to attempt to negotiate a license if Myriad in good faith believes that such negotiation is likely to be futile. If Myriad obtains such a license in such country, any royalties paid by Myriad, its Affiliates, or Sublicensees under such license with respect to the sale of the Licensed Product in such country shall be totaled at the end of each Fiscal Quarter and shall be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19

creditable against future royalties paid to Licensor hereunder up to an amount equal to              of the royalties paid to Licensor hereunder in respect of sales made in such country during such Fiscal Quarter. If Myriad is unable to obtain a license or if Myriad in good faith believes that such negotiation is likely to be futile, Myriad shall have the right to terminate this Agreement with respect to such country by written notice to Licensor. Nothing contained in this Section shall be construed to limit Myriad’s right to terminate this Agreement pursuant to Section 7.3. If Myriad is unable to obtain such a license, or such consideration to be paid to a Third Party for such license would make the Licensed Product commercially impracticable with respect to such country, then Myriad shall have the right to terminate this Agreement with respect to such country by written notice to Licensor.

(b) In the event that a Third Party institutes a patent, trade secret, or other infringement suit against Myriad or its Affiliates or Sublicensees during the term of this Agreement, alleging that the research, development, Manufacture, use, or sale of the Licensed Compound or the Licensed Product infringes one or more patent or other intellectual property rights held by such Third Party, then Myriad shall have the first right, but not the obligation, at its sole cost and expense, to assume direction and control of the defense of claims arising therefrom but shall not enter into a disposition with respect thereto, or enter into a settlement agreement with respect thereto, which, in either case, admits that any Licensed Product infringes any Third Party right, without Licensor’s prior written consent, which consent shall not be unreasonably withheld. If Myriad determines not to assume such direction and control, Licensor shall have the right, at its sole cost and expense, to defend, settle or otherwise dispose of such claims on such terms as Licensor, in its sole discretion, shall deem appropriate; provided, however, that Licensor shall obtain the written consent of Myriad prior to ceasing to defend, settling, or otherwise disposing of such claims. In the event Myriad controls such defense, all of the reasonable costs and expenses, including, without limitation, damage awards, incurred by Myriad in connection therewith that are not offset by proceeds therefrom shall be fully creditable against the royalties due under Section 4.3; provided, however, that Myriad may apply such credit in any given Fiscal Quarter against a maximum of              of the total royalties payable to Licensor during such Fiscal Quarter. Credits not exhausted in any Fiscal Quarter may be carried into future Fiscal Quarters.

(c) Except as provided in Section 5.4(b), in the event that a Third Party institutes a Patent, trade secret, or other infringement suit against Myriad, Licensor, or their respective Affiliates or Sublicensees during the term of this Agreement, each party shall, at its own cost and expense, use all reasonable efforts to assist and cooperate with the other party in connection with the defense of such suit.

(d) Nothing in this Section 5.4 shall prevent either party, at its own expense, from obtaining any license or other rights from Third Parties it deems appropriate in order to permit the full and unhindered exercise of its rights under this Agreement.

(e) The provisions of this Section 5.4 set forth the parties’ exclusive and sole remedies against each other in respect of the subject matter hereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

20

ARTICLE VI

Confidentiality and Nondisclosure

6.1 Confidentiality Obligations.

(a) Each party shall, at all times during the term of this Agreement and for a ten (10) year period following termination or expiration hereof, keep, and shall ensure that its officers, directors, employees, and agents keep, completely confidential and shall not publish or otherwise disclose and shall not use, directly or indirectly, for any purpose, any Confidential Information furnished to it by the other party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is reasonably necessary for the performance of this Agreement.

(b) Licensor recognizes that by reason of Myriad’s status as an exclusive licensee pursuant to the grant under Section 3.1, Myriad has an interest in Licensor’s retention in confidence of certain information of Licensor. Accordingly, Licensor shall keep completely confidential, and shall not publish or otherwise disclose, and shall not use directly or indirectly for any purpose, any information of Licensor relating to the terms of this Agreement, the Licensed Product and any Improvements thereto, the Licensed Compound, the Manufacturing Processes or the Regulatory Documentation (the “Licensor Confidential Information”), except to the extent (i) such information is in the public domain through no fault of Licensor, (ii) or such disclosure or use would be permitted under Section 6.2, substituting “Confidential Information” with “Licensor Confidential Information, “receiving party” with “Licensor and “disclosing party” with “Myriad”, or (iii) such disclosure or use is otherwise expressly permitted by the terms of this Agreement or is reasonably necessary for the performance of this Agreement, such as for obtaining patent protection in accordance with Section 5.2. For clarification, the disclosure to Myriad by Licensor of Licensor Confidential Information shall not cause such Information to cease to be Licensor Confidential Information for purposes of this paragraph.

6.2 Permitted Disclosures. Each party may disclose Confidential Information to the extent that such disclosure is:

(a) Made in response to a valid order of a court of competent jurisdiction or other governmental body of a country or any political subdivision thereof of competent jurisdiction; provided, however, that the receiving party shall first have given notice to the disclosing party and given the disclosing party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and/or documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in such response to such court or governmental order;

(b) Otherwise required by law, in the opinion of legal counsel to the receiving party as expressed in an opinion letter in form and substance reasonably satisfactory to the disclosing party, which shall be provided to the disclosing party at least two (2) business days

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21

prior to the receiving party’s disclosure of the Confidential Information pursuant to this Section 6.2(b);

(c) Made by the receiving party to the Regulatory Authorities as required in connection with applications for Regulatory Approvals for the Licensed Compound or the Licensed Product or any Improvements thereof; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information; or

(d) Made by the receiving party to Third Parties as may be necessary in connection with the development and commercialization of the Licensed Compound or the Licensed Product as contemplated by this Agreement, including, without limitation, subcontracting and sublicensing transactions in connection therewith; provided, however, that the receiving party in question shall in each case obtain from the proposed Third Party recipient a written confidentiality undertaking containing confidentiality obligations no less onerous than those set forth in this Article VI; provided further that, notwithstanding anything to the contrary in this Article VI, Myriad shall have the right to disclose any Regulatory Documentation relating to the Licensed Compound or the Licensed Product to qualified medical professionals for the purpose of advertising and promotion and conducting medical education initiatives reasonably designed to increase Net Sales of the Licensed Product and; provided further that Licensor shall have the right to disclose Confidential Information which relates directly to the Licensed Products, Licensed Compound, Licensor Patents, or payments owing hereunder to LLUMC to the extent LLUMC would be obligated to hold such Confidential Information in confidence under the LLUMC License Agreement.

6.3 Confidential Information.

(a) “Confidential Information” means (i) where Licensor is the receiving party, any information relating to the terms of this Agreement, the Licensed Product and any Improvements thereto, the Licensed Compound, the Manufacturing Processes, the Regulatory Documentation, and all development, sales and marketing plans for the Licensed Compound or the Licensed Product and any Improvements thereto, and the business affairs and other activities of Myriad, and (ii) where Myriad is the receiving party, any information relating to the terms of this Agreement, the Licensed Product, the Licensed Compound and the Manufacturing Processes, but not including the development, sales and marketing plans for the Licensed Compound or the Licensed Product or the Regulatory Documentation.

(b) Notwithstanding the foregoing, Confidential Information shall not include any information that:

(i) at the time of disclosure is or later comes into public domain through no fault of receiving party;

(ii) can be demonstrated by documentation or other competent proof to have been in the receiving party’s possession prior to disclosure by the disclosing party;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

22

(iii) is subsequently received by the receiving party from a Third Party who is not bound by any obligation of confidentiality with respect to said information; or

(iv) that is independently developed by or for the receiving party without reference to the disclosing party’s Confidential Information.

(c) Upon termination of this Agreement, the parties, their Affiliates and Sublicensees shall return all Confidential Information transferred under this Agreement; provided, however, that each party shall be permitted to retain one complete set of the Confidential Information for archival purposes to monitor compliance with this Section. The parties shall maintain the confidentiality of, and not make any use of, such Confidentiality Information for a period of ten (10) years after the termination of this Agreement.

6.4 Press Releases. Press releases or other public communication by either party relating to this Agreement shall be approved in advance by the other party, which approval shall not be unreasonably withheld, except for those communications required by law, disclosures of information for which consent has previously been obtained or information that has been previously disclosed, or as otherwise set forth in this Agreement.

ARTICLE VII

Term and Termination

7.1 Term. This Agreement shall commence upon the Effective Date and shall continue until it is terminated or expires in accordance with this Article VII. Unless earlier terminated in accordance with this Article VII, this Agreement shall expire upon the termination or expiration of the last Valid Claim under the Licensor Patents.

7.2 Termination of the Agreement for Material Breach. Failure by a party to comply with any of its material obligations contained herein shall entitle the party not in default to give to the party in default notice specifying the nature of the default, requiring it to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within ninety (90) days after the receipt of such notice or, if such default cannot be cured within such 90-day period, if the party in default does not commence and diligently continue actions to cure such default, the party not in default shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement in its entirety; provided, however, that any right to terminate under this Section 7.2 shall be stayed in the event that, during such 90-day period, the party alleged to have been in default shall have initiated dispute resolution in accordance with Section 10.6 with respect to the alleged default, which stay shall last so long as the initiating party diligently and in good faith cooperates in the prompt resolution of such dispute resolution proceedings.

7.3 Termination by Myriad. Myriad may terminate this Agreement in its entirety and in its sole discretion upon three (3) months prior written notice.

7.4 Consequences of Termination or Expiration.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

23

(a) Upon a termination by Myriad:

(i) due to a breach by Licensor, all of Licensor’s right, title and interest in and to the Licensor Patents shall immediately revert to LLUMC and this Agreement shall remain in full force and effect. In addition, in the event of such a termination, Myriad agrees to be bound to LLUMC as licensor under the terms and conditions of this Agreement; provided, however, that Myriad and LLUMC shall promptly negotiate and enter into a license agreement which will contain the same rights and obligations for Myriad, as “Myriad,” and for LLUMC, as “Licensor,” as are provided in Article III (except that Section 3.5 shall be deleted), Article IV and Article VII hereof, and which shall include such other changes to the remainder of this Agreement as are necessary to substitute LLUMC for Licensor hereunder. Myriad, Licensor and LLUMC agree to execute and deliver such documents as Myriad and LLUMC shall determine to be necessary or convenient to give effect to this Section; and

(ii) pursuant to Section 7.3, this Agreement and all rights and licenses granted hereunder shall terminate.

(b) Upon a termination by Licensor due to a breach by Myriad, this Agreement and all rights and licenses granted hereunder shall terminate.

(c) Upon a termination of this Agreement pursuant to Section 7.4(a)(ii) or Section 7.4(b), the parties shall enter into good faith negotiations towards the price at which Myriad will transfer all of its right, title and interest in and to all Regulatory Documentation to Licensor; provided, however, that such price shall not exceed an amount equal to fifty percent (50%) of the internal and external cost and expense incurred by Myriad in developing such Regulatory Documentation. Such agreement shall contain commercially reasonable terms for the timing, method and form in which such Regulatory Documentation shall be provided to Licensor. Licensor shall be responsible for Myriad’s reasonable costs and expenses incurred in making such transfer.

7.5 Accrued Rights; Surviving Obligations.

(a) Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a party prior to or on account of such termination, relinquishment, or expiration. All remedies provided hereunder or elsewhere are cumulative. Such termination, relinquishment, or expiration shall not relieve a party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

(b) Without limiting the foregoing, Sections 4.9, 5.1, 7.5, and 10.4 and Articles 1, 6 and 8 of this Agreement shall survive the termination or expiration of this Agreement for any reason.

7.6 Termination Upon Insolvency. This Agreement may be terminated by either party upon notice to the other should the other party (a) consent to the appointment of a receiver

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

24

or a general assignment for the benefit of creditors, or (b) file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within sixty (60) days of such filing.

7.7 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The parties agree that Myriad, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Licensor under the U.S. Bankruptcy Code, Myriad shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless Licensor elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of Licensor upon written request therefor by Myriad.

7.8 Jointly Owned Improvements and New Inventions

(a) After termination of this Agreement, each party shall have a personal right to make, use, import, offer for sale, and sell all jointly owned Improvements, Patents, and Know-How, without the consent of and without accounting to the other party; provided, however, that any net income from sublicensing shall be treated as follows: (i) net income from sublicensing by Licensor shall be paid to Myriad until Myriad has been fully reimbursed for the amounts it spent under Section 5.2(c) to obtain, prosecute and or maintain the Joint Patents, (ii) net income from sublicensing by Myriad shall be retained by Myriad until Myriad has been fully reimbursed for the amounts it spent under Section 5.2(c) to obtain, prosecute and or maintain the Joint Patents, and (iii) thereafter, all net income from sublicensing by either party shall be divided equally be the parties. For the purposes of this Section 7.8(a), the term “net income” shall mean the gross amount received by either Licensor or Myriad or either of their Affiliates, directly or indirectly, from Third Parties, for or on account of the grant of sublicenses of jointly owned Improvements, Patents, or Know-How, including, without limitation, royalties, license fees, milestone payments and option fees; provided, however, that payments which would otherwise be within this definition shall be excluded to the extent they are: (a) debt financing; (b) reimbursement of patent or other expenses; (c) bona fide research and development payments not in excess of the fully-burdened cost for undertaking such research and development; and (d) equity investments to the extent made at fair market value.

(b) If after termination of this Agreement, either party desires to apply for a patent on any jointly owned Improvement or new invention, such party shall advise the other party in writing of its intent, and the other party shall notify the first party in writing within twenty (20) days of such notice whether it elects to not join in seeking patent protection, it shall promptly assign to the first party its entire right, title and interest in and to the jointly owned Improvement or new invention. If the other party elects to join in seeking patent protection, the parties shall jointly select patent counsel to prepare and prosecute the patent application, and all

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

25

expenses incurred in connection with such filing and prosecution shall be shared equally by Myriad and Licensor, provided, the party providing the original notice of intent to file the application shall have the primary responsibility for directing the patent prosecution. The parties shall fully cooperate with one another and keep each other fully informed as to the preparation, filing and prosecution of all such patent applications. If at any time after the parties, have jointly filed such a patent application, either party decides that it has no further interest in the application or any patent granted thereon, it may assign to the other party its entire right, title and interest in and to the Improvement or new invention that is the subject thereof, the application and any patent granted thereon, and shall thereupon be relieved of any liability for any of the above-mentioned expenses arising subsequent to its assignment.

(c) In the event that after termination of this Agreement, either party desires to bring any legal action against any Third Party for infringement of any jointly owned patent, the other party agrees to cooperate as reasonably necessary in such action, including executing any papers necessary for pursuit of such legal action and jointly as a party to a lawsuit if necessary. Any recovery obtained for the patent infringement shall be retained by the party initiating such action after pro rata reimbursement of each party’s reasonable expenses incurred in bringing, participating in or cooperating in such action. If the other party desires to participate in bringing any such action for infringement, the parties shall agree in advance upon a reasonable allocation of fees, costs and recoveries.

(d) In the event that after termination of this Agreement, the validity of any jointly owned patent is challenged in any forum or proceeding, each party shall have the option of defending such challenge. If both parties elect to defend, they shall share equally in the legal fees, costs, and liabilities incurred in such defense. If either party elects to not defend such patent, or decides at any time during the defense that it has no further interest in the patent, and shall thereupon be relieved of any liability for any legal fees and costs incurred subsequent to its assignment.

ARTICLE VIII

Indemnity

8.1 Indemnification of Myriad. Licensor shall indemnify Myriad and its directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all suits, investigations, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or occurring as a result of (a) a breach by Licensor of this Agreement or (b) any negligent act or omission or the willful misconduct of Licensor.

8.2 Indemnification of Licensor. Myriad shall indemnify Licensor and its directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses arising from or occurring as a result of (a) the breach by Myriad of this Agreement or (b) the Manufacture, marketing, distribution, or sale of the Licensed Product by Myriad, except for those Losses for which Licensor has an obligation to indemnify Myriad pursuant to Section 8.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

26

8.3 Indemnification Procedure.

(a) Each indemnified party agrees to give the indemnifying party prompt written notice of any Losses or discovery of fact upon which such indemnified party intends to base a request for indemnification under Section 8.1 or Section 8.2.

(b) Each party shall furnish promptly to the other party copies of all papers and official documents received in respect of any Losses. The indemnified party shall cooperate with the indemnifying party in providing witnesses and records necessary in the defense against any Losses.

(c) With respect to any Losses relating solely to the payment of money damages and that will not result in the indemnified party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the indemnified party in any manner, and as to which the indemnifying party shall have acknowledged in writing the obligation to indemnify the indemnified party hereunder, the indemnifying party shall have the sole right to defend, settle, or otherwise dispose of such claim, on such terms as the indemnifying party, in its sole discretion, shall deem appropriate.

(d) The indemnifying party shall obtain the written consent of the indemnified party, which shall not be unreasonably withheld, prior to ceasing to defend, settling, or otherwise disposing of any Losses if as a result thereof the indemnified party would become subject to injunctive or other equitable relief or any remedy other than the payment of money by the indemnifying party.

(e) The indemnifying party shall not be liable for any settlement or other disposition of a Loss by the indemnified party that is reached without the written consent of the indemnifying party.

(f) Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by any indemnified party in connection with any claim shall be reimbursed on a Fiscal Quarter basis by the indemnifying party, without prejudice to the indemnifying party’s right to contest the indemnified party’s right to indemnification and subject to refund in the event the indemnifying party is ultimately held not to be obligated to indemnify the indemnified party.

8.4 Limitation on Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (a) THE MANUFACTURE, USE OR SALE OF ANY PRODUCT DEVELOPED OR MARKETED HEREUNDER OR (b) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT.

8.5 Insurance. Each party shall have and maintain such type and amounts of liability insurance covering the Manufacture, supply, use, and sale of the Licensed Compound and the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

27

Licensed Product as is normal and customary in the pharmaceutical industry generally for parties similarly situated, and will upon request provide the other party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.

ARTICLE IX

Representations, Warranties and Covenants

9.1 Representations, Warranties and Covenants. Each party hereby represents, warrants, and covenants to the other party as of the Effective Date as follows:

(a) such party (i) has the power and authority and the legal right to enter into the Agreement and perform its obligations hereunder, and (ii) has taken all necessary action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; provided however, that this Agreement shall not be valid and binding unless and until executed and acknowledged by a duly authorized representative of LLUMC. The Agreement has been duly executed and delivered on behalf of such party and constitutes a legal, valid, binding obligation of such party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

(b) such party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such party’s activities related to this Agreement have violated, or that by conducting the activities as contemplated herein such party would violate, any of the intellectual property rights of any other person.

(c) all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such party in connection with the Agreement have been obtained.

(d) the execution and delivery of the Agreement and the performance of such party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable law or regulation or any provision of articles of incorporation, bylaws or limited partnership agreement of such party, as applicable, in any material way, and (ii) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such party is bound.

(e) such party will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to the other that none of it, its employees, or any person providing services to such party in connection with the collaboration contemplated by this Agreement have been debarred under the provisions of such Act.

(f) true and correct copies of all filings, correspondence and minutes of meetings with the FDA have been provided to Myriad.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

28

(g) true and correct copies of all preclinical and clinical trial studies, data and results have been provided to Myriad.

(h) to the best of Licensor’s knowledge, the Licensor Patents and Licensor Know-How do not infringe and will not infringe any Third Party patent rights.

9.2 Additional Representations, Warranties and Covenants of Myriad. Myriad represents, warrants and covenants to Licensor that Myriad (a) is a corporation duly organized and in good standing under the laws of the State of Delaware, and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement. Myriad further represents that all Licensed Products sold by it, its Affiliates and Sublicensees shall bear patent markings appropriate to the jurisdiction in which such sale occurs.

9.3 Additional Representations, Warranties and Covenants of Licensor. Licensor represents, warrants and covenants to Myriad that:

(a) Licensor is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, and it has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as is contemplated to be conducted by this Agreement.

(b) Licensor has successfully conducted and completed the clinical portion (but not all related documentation) of four (4) clinical trials with respect to the Licensed Product. Licensor has conducted, or has caused its contractors or consultants to conduct, any and all preclinical and clinical studies related to the Licensed Compound and the Licensed Product in accordance with applicable known or published standards of the FDA. Licensor has employed individuals of appropriate education, knowledge, and experience to conduct or to oversee the conduct of the preclinical and clinical studies with respect to the Licensed Product performed as of the Effective Date.

(c) Licensor has not been debarred and is not subject to debarment and Licensor has not used in any capacity, in connection with the development of the Licensed Compound, any person who has been debarred pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act, or who is the subject of a conviction described in such section.

(d) Licensor is the exclusive licensee of the Patent Rights listed on Exhibit 1 attached hereto. True and correct copies of all license agreements between Licensor and any Third Party regarding the Patents Rights listed on Exhibit 1, as amended to the date hereof, have been provided to Myriad. The Patent Rights listed on Exhibit 1 constitute all of the Patent Rights that Licensor and its Affiliates own, have under license or have a right to acquire (by option or otherwise) that are necessary or useful for, or otherwise related to, the research, development, modification, improvement, Manufacture, use, import, or sale of the Licensed Compound or the Licensed Product or the use of the Manufacturing Processes. During the term of this Agreement, Licensor shall use its best efforts not to encumber or diminish the rights granted to Myriad hereunder, including, without limitation, by not committing any acts or permitting the occurrence

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

29

of any omissions that would cause the breach or termination of any In-License Agreement. Licensor shall promptly provide Myriad with notice of any alleged breach of any In-License Agreement. As of the date hereof, Licensor is not in breach of the LLUMC License Agreement.

(e) There are no claims, judgments, or settlements relating to the Licensor Patents or the Licensor Know-How to be paid by Licensor, and no claim has been brought by any person or entity alleging that the Licensor Patents, the Licensor Know-How, or the disclosing, copying, making, licensing, or selling of the Licensor Patents or Licensor Know-How, or products and services embodying the Licensor Patents, or Licensor Know-How, including, without limitation, the Licensed Compound, the Licensed Product, and the Manufacturing Processes, violates, infringes, or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party.

(f) Licensor has not previously assigned, transferred, conveyed or otherwise encumbered any right, title or interest in or to the Licensor Patents or the Licensor Know-How and has not granted to any Third Party any license to use the Licensor Patents or the Licensor Know-How in any manner, or any covenant not to sue for any such use of the Licensor Patents or the Licensor Know-How.

(g) Licensor does not know of any infringement by a Third Party of the Licensor Patents or the Licensor Know-How.

(h) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSOR DISCLAIMS ALL WARRANTIES WHATSOEVER, WITH RESPECT TO THE LICENSED TECHNOLOGY, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT CLAIMS, ISSUED OR PENDING, OR THAT THE MANUFACTURE, USE OR SALE OF THE LICENSED PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS. MYRIAD TAKES THE LICENSED COMPOUND “AS-IS” “WITH ALL FAULTS,” AND “WITH ALL DEFECTS” AND EXPRESSLY WAIVES ALL RIGHTS TO MAKE ANY CLAIM WHATSOEVER AGAINST LICENSOR FOR ALL WARRANTY OF ANY KIND RELATING TO THE LICENSED COMPOUND, SUBJECT TO THE REPRESENTATIONS MADE IN SECTIONS 9.1 AND 9.3(a)-(g).

ARTICLE X

Miscellaneous

10.1 Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the non-performing party including, but not limited to, fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing party shall notify the other party of such force majeure within ten (10) days

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

30

after such occurrence by giving notice to the other party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing party shall use its best efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for ninety (90) days after the date of the occurrence, the non-performing party may terminate this Agreement by written notice to the other party.

10.2 Assignment. Without the prior written consent of the other party hereto, neither party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate, to the purchaser of all or substantially all of its assets related to the Licensed Compound, the Licensed Product or the business, or to its successor entity or acquirer in the event of a merger, consolidation or change in control of Licensor or Myriad, as the case may be; provided further, that Licensor may, without consent, assign this Agreement and its rights and obligations hereunder to LLUMC should the LLUMC License Agreement require Licensor to so assign. Any attempted assignment or delegation in violation hereof shall be void and of no effect. All validly assigned and delegated rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Myriad or Licensor, as the case may be. In the event either party seeks and obtains the other party’s consent to assign or delegate its rights or obligations to another party, the assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement.

10.3 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by applicable law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties as nearly as may be possible, and (b) the parties agree to use their best efforts to negotiate a provision, in replacement of the provision held invalid, illegal or unenforceable, that is consistent with applicable law and accomplishes, as nearly as possible, the original intention of the parties with respect thereto. To the fullest extent permitted by applicable law, each party hereby waives any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the rules of conflict of laws thereof.

10.5 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

31

If to Licensor, to:

Encore Pharmaceuticals, Inc.

W.J. Wechter, Chairman

2285 E. Ojai Avenue

Ojai, CA 92023

Telecopier: (805) 646-4998

with a copy to:

Knobbe, Martens, Olson & Bear

620 Newport Center Drive

Suite 1600

Newport Beach, CA 92660

Attention: Daniel E. Altman, Esq.

Telecopier: (949) 760-9502

If to Myriad, to:

Myriad Genetics, Inc.

320 Wakara Way

Salt Lake City, Utah 84108

Attention: General Counsel

Telecopier: (801) 584-3640

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Place

Boston, MA 02111

Attention: Jonathan L. Kravetz, Esq.

Telecopier (617) 542-2241

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered or sent by telecopier on a business day, (ii) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third business day following the date of mailing, if sent by mail. It is understood and agreed that this Section 10.5 is not intended to govern the day-to-day business communications necessary between the parties in performing their duties, in due course, under the terms of this Agreement.

10.6 Arbitration.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

32

(a) Any disputes arising under this Agreement shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The proceedings shall be held in the English language in Salt Lake City, Utah. The parties shall appoint an arbitrator by mutual agreement. If the parties cannot agree on the appointment of an arbitrator within thirty (30) days after receipt of a demand for arbitration, each party shall appoint a arbitrator and the two party-appointed arbitrators shall select a third arbitrator. If the party-appointed arbitrators cannot agree on the third arbitrator, the third arbitrator shall be appointed by the American Arbitration Association. Any fees and expenses payable with respect to the arbitration shall be borne by the party losing the case.

(b) At the request of either party, the arbitrator(s) provided by Section 10.6(a) shall enter a protective order in such form as the parties shall stipulate or as the arbitrators shall determine is suitable in order to protect Confidential Information and any other matter that either party would normally not reveal to Third Parties. Among other things, the protective order shall stipulate that the arbitrators themselves shall receive any information designated as “confidential” solely for purposes of assessing the facts and law in order to issue a ruling or an award and shall not otherwise use or disclose such matter. The protective order shall be entered as an award of the arbitrators.

(c) All arbitral rulings and awards shall be final, binding and nonappealable by the parties.

10.7 Entire Agreement; Modifications. This Agreement sets forth and constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each party confirms that it is not relying on any representations or warranties of the other party except as specifically set forth herein. No amendment, modification, release or discharge hereof shall be binding upon the parties unless in writing and duly executed by authorized representatives of both parties. Notwithstanding the foregoing, the parties acknowledge the execution and delivery this day of the Related Agreements. The Related Agreements are not superceded by this Agreement.

10.8 Headings. The headings used in this Agreement are intended for convenience only and shall not be considered part of the written understanding between the parties and shall not affect the construction of this Agreement.

10.9 Relationship of the Parties. It is expressly agreed that Licensor, on the one hand, and Myriad, on the other hand, shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither Licensor, on the one hand, nor Myriad, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the other party to do so. All persons employed by a party shall be employees of such party and not of the other party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

33

10.10 Equitable Relief. Notwithstanding anything herein to the contrary, nothing in this Article X shall preclude either party from seeking interim or provisional relief, in the form of a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute prior to or during an arbitration pursuant to Section 10.6 necessary to protect the interests of such party.

10.11 Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

10.12 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.13 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

10.14 Further Assurance. Each party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other party its rights and remedies under this Agreement.

10.15 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. Both parties have participated equally in the formation of this Agreement; the language of this Agreement shall not be presumptively construed against either party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MYRIAD GENETICS, INC.		ENCORE PHARMACEUTICALS, INC.

By:	/s/ Adrian N. Hobden	By:	/s/ William J. Wechter
Name:	ADRIAN N. HOBDEN	Name:	WILLIAM J. WECHTER
Title:	PRESIDENT, MYRIAD PHARMACEUTICALS, INC	Title:	CHAIRMAN & CSO, CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

34

ACKNOWLEDGED AND AGREED TO:

Loma Linda University Medical Center agrees and acknowledges: (i) to accept the terms of Section 7.4(a)(i) hereof as binding upon Loma Linda University Medical Center; (ii) that it consents to the execution and delivery of this Agreement by Encore Pharmaceuticals, Inc. and that it hereby waives any right to claim a breach of the LLUMC License Agreement based solely on the execution and delivery of this Agreement by Licensor; and (iii) that Myriad Pharmaceuticals, Inc. is an intended third party beneficiary under Section 11.4(f) of the LLUMC License Agreement.

LOMA LINDA UNIVERSITY MEDICAL CENTER,

a California nonprofit religious corporation

Name:	/s/ Donald Pursley
Title:	SR VP CFO

Name:
Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

35

Exhibit 1

Licensed Patents and Patent Application

Patent No. (Appln No.)	Country	Title
5,955,504	US	Colorectal Chemoprotective Composition and Method of Preventing Colorectal Cancer

(54227/96)	AU	Use of a R-NSAID in a Protective Composition for the Treatment of Colorectal Cancer

(2215329)	CA	Colorectal Chemoprotective Composition and Method of Preventing Colorectal Cancer

(96911306.7)	EP	Colorectal Chemoprotective Composition and Method of Preventing Colorectal Cancer

(8-527818)	JP	Colorectal Chemoprotective Composition and Method of Preventing Colorectal Cancer

5,981,592	US	Method and Composition for Treating Cystic Fibrosis

(08/814,490)	US	Prophylactic Composition and Method for Treating Alzheimer’s Disease

(2283255)	CA	Use of R-NSAIDs for Preventing Alzheimer’s Disease

(98908904.0)	EP	Use of R-NSAIDs for Preventing Alzheimer’s Disease

(10-539619)	JP	Use of R-NSAIDs for Preventing Alzheimer’s Disease

(09/146,395)	US	Pharmaceutical Compositions and Method for Treatment of Inflammation

(US99/20261)	PCT	Pharmaceutical Compositions and Method of Treatment of Inflammation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 12

MAYO AGREEMENT

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH

PATENT AGREEMENT

This patent license agreement (“Agreement”) is entered into this 2nd day of June 2003 by and between Mayo Foundation For Medical Education And Research, a Minnesota charitable corporation, located at 200 First Street SW, Rochester, Minnesota 55905-0001 (“MAYO”), and Myriad Genetics, Inc., located at 320 Wakara Way, Salt Lake City, UT 84109 (“COMPANY”).

WHEREAS, MAYO desires to make its patent rights available for the development and commercialization of products, methods and processes for public use and benefit; and

WHEREAS, certain inventions have been made jointly by investigators at MAYO and at the University of California at San Diego; and

WHEREAS, The Regents of the University of California have executed an Inter-Institutional Agreement with MAYO, attached hereto as Exhibit B, that provides for MAYO commercializing the joint intellectual property rights; and

WHEREAS, COMPANY is knowledgeable in developing pathways, assays or products; identifying and validating drug targets; building and running high-throughput screens and in designing and running clinical trials for the treatment or prevention of dementia; and

WHEREAS, MAYO is willing to grant and COMPANY is willing to accept an exclusive license under the certain patent rights for the purpose of developing such pathways, drug targets, screens, assays, products, novel compounds or clinical trials relating to dementia; and

WHEREAS, COMPANY will be responsible for designing, developing, marketing and selling any products in accordance with the grant of rights hereunder;

NOW THEREFORE, in consideration of the foregoing and the promises and covenants set forth below, the parties hereby agree as follows:

Article 1.00 - Definitions.

For purposes of this Agreement, the terms defined in this Article will have the meaning specified and will be applicable both to the singular and plural forms:

1.01 For MAYO, “Affiliate”: any corporation or other entity within the same “controlled group of corporations” as MAYO or its parent Mayo Foundation. For purposes of this definition, the term “controlled group of corporations” will have the same definition as Section 1563 of the Internal Revenue Code as of November 10, 1998, but will include corporations or other entities which, if not a stock corporation, more than 50% of the board of directors or other governing body of such corporation or other entity is controlled by a corporation within the controlled group of corporations of MAYO or Mayo Foundation. MAYO’s Affiliates include, but are not limited to: Mayo Foundation; Mayo Collaborative Services, Inc.; Rochester Methodist Hospital; Saint Marys Hospital; Mayo Clinic Rochester; Mayo Clinic Jacksonville, Florida; St. Luke’s Hospital, Jacksonville, Florida; Mayo Clinic Arizona; Mayo Clinic Hospital, Arizona; Mayo Regional Practices, P.C., Decorah, Iowa; and Mayo Health System West Central Wisconsin and controlled or wholly-owned subsidiary corporations of all of the above.

For COMPANY, “Affiliate”: an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, COMPANY. For

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 2 of 18 6/3/2003

Execution Copy

purposes of this definition, “control” will mean the direct or indirect ownership of (a) at least fifty per cent (50%) or the maximum percentage, if less than fifty per cent (50%), as allowed by applicable law, of the outstanding voting securities of such entity, or (b) at least fifty per cent (50%) of the decision-making authority of such entity.

1.02 “Clinical Research”: means any research conducted in animals or in humans with GMP grade Product or GMP grade R-Flurbiprofen Product, excluding marketed products which have received FDA approval.

1.03 “Effective Date”: shall mean the effective date of this Agreement as set forth in the first paragraph hereof.

1.04 “FDA”: shall mean the Food and Drug Administration.

1.05 “Field”: shall mean all uses.

1.06 “GMP”: shall mean Good Manufacturing Practices.

1.07 “Improvements”: shall mean:

(a)	any modification to a Product or R-Flurbiprofen Product; or

(b)	a discovery, technology, device or formulation based on a Product or R-Flurbiprofen Product, including, without limitation, any enhancement in the manufacture, ingredients, preparation, presentation, means of delivery, dosage or packaging of a Product or R-Flurbiprofen Product; or

(c)	any discovery or development for a Product or R-Flurbiprofen Product;

to the extent any of the foregoing arise during the performance of the Program by the Principal Investigator or anyone working under his direct supervision, and for three (3) years following termination or completion of the Program, or for one (1) year following termination of the Program if the COMPANY terminates the Program sooner than three (3) years from the start of the Program.

1.08 “Interinstitutional Agreement”: attached as Exhibit B

1.09 “License Quarter”: begins on the Effective Date, and thereafter begins on the first day of each January, April, July, and October during the Term.

1.10 “License Year”: begins on the Effective Date, and thereafter begins on the first day of each July during the Term, starting with 1 July 2004.

1.11 “Milestone Consideration”: shall have the meaning set forth in Section 3.04.

1.12 “Milestone Event”: shall have the meaning set forth in Section 3.04.

1.13 “Net Sales”: the amount invoiced by Company for sale of a Product or R-Flurbiprofen Product in the Territory to a third party, less the following deductions (where applicable): (a) sales, excise or use taxes shown on the face of the invoice; (b) credits for defective or returned Products or R-Flurbiprofen Product; (c) freight, postage, shipping, and insurance expenses; (d) any such invoiced amounts that are not collected by COMPANY, its Affiliates or its Sublicensees; (e) duties, import deposits, and assessments; and (f) all regular trade and discount allowances. Leasing, lending, consigning or any other activity by means of which a third party acquires the right to possession or use of a Product or R-Flurbiprofen Product will be considered

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 3 of 18 6/3/2003

Execution Copy

a sale for the purpose of determining Net Sales. Net Sales shall not include any amounts attributable to transfers or dispositions for charitable, promotional, research, pre-clinical, regulatory, or governmental purposes.

1.14 “Non-clinical Research”: means any research conducted in animals or in humans with non-GMP grade Product or non-GMP grade R-Flurbiprofren Product.

1.15 “Patent Rights”: those patent applications listed in Exhibit A hereto, and those patent applications based on Improvements, and any continuation, continuation in part, division, substitution, reissue, or reexamination of any of the foregoing applications, and any patents issuing from any of the foregoing and any foreign counterpart of any of the foregoing.

1.16 “Pivotal Animal Study”: means initiation of a toxicology study to be completed under Good Laboratory Practice standards which has been commissioned by COMPANY at an independent, third party, contract research laboratory.

1.17 “Principal Investigator”: Todd Golde, M.D., Ph.D., of Mayo Clinic, Jacksonville.

1.18 “Product”: means any product, apparatus, method, service, procedure, process, kit or component part thereof, or any other subject matter the manufacture, use or sale of which is covered by any issued or pending claim or claims included within Patent Rights, excluding R-Flurbiprofen Products.

1.19 “Program”: means the research project described in Exhibit A of the Sponsored Research Agreement between MAYO and COMPANY, which is attached hereto as Exhibit C.

1.20 “R-Flurbiprofen Product”: means any product, apparatus, method, service, procedure, process, kit or component part thereof, or any other subject matter the manufacture, use or sale of which is covered by any issued claim or claims included within Patent Rights which uses R-Flurbiprofen.

1.21 “Term”: begins on the Effective Date and ends upon the last to expire of the Patent Rights on a country by country basis, unless otherwise terminated by operation of law or by acts of the parties pursuant to the terms of this Agreement.

1.22 “Territory”: shall mean worldwide.

Article 2.00 - Grant Of Rights.

2.01 GRANT. Subject to Section 2.02, MAYO, on behalf of itself and the Regents of the University of California (“UNIVERSITY”) pursuant to the InterInstitutional Agreement, grants to the COMPANY an exclusive license, with rights to sublicense, under the Patent Rights to manufacture, have manufactured, use, offer for sale, sell, and import or export the Products or R-Flurbiprofen Products, including any Improvements, in the Territory.

2.02 SUBLICENSEE ACTIONS. Any sublicense granted by COMPANY shall incorporate all of the material terms and conditions of this Agreement, which shall be binding upon each sublicensee as if such sublicensee were a party to this Agreement. Any purported sublicense by COMPANY that violates the requirements of this Section 2.02 shall be void and of no effect. Promptly upon the execution of any sublicense COMPANY shall deliver a copy of the sublicense to MAYO for verification purposes. In the event that a sublicense is granted by COMPANY and then terminated for any reason, COMPANY shall promptly provide notice of such termination to MAYO.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 4 of 18 6/3/2003

Execution Copy

Upon the termination of this Agreement for any reason, each sublicense granted by COMPANY to a sublicensee under this Agreement shall transfer to MAYO such that all terms and conditions of the sublicense agreement remain in force.

2.03 RESERVATION OF RIGHTS. The grant of rights in Section 2.01 is subject to the rights of the United States government, if any, in the Patent Rights and MAYO’s and its Affiliates’ and UNIVERSITY and its Affiliates’ reserved, irrevocable and royalty free right under the Patent Rights to manufacture, have manufactured or use any Products or R-Flurbiprofen Products solely in connection with MAYO’s and its Affiliates’ and UNIVERSITY and its Affiliates’ educational and research programs. Such rights reserved for MAYO and UNIVERSITY and their respective Affiliates are non-transferable. Any such research conducted by MAYO or UNIVERSITY or their respective Affiliates shall not be funded by a commercial entity other than COMPANY or COMPANY’s Affiliates. The foregoing shall be construed to permit and shall not limit the ability of Christopher B. Eckman, Ph.D. and persons working under his direct supervision (hereinafter “Eckman Lab”) from conducting research, including without limitation sponsored research or Clinical Research, on a Product developed without the involvement of COMPANY; however, this reservation of research rights is specific to the Eckman Lab and such rights may not be transferred. This reservation of research rights does not include the right to sell or otherwise commercialize a Product. This limitation shall not prohibit MAYO from filing patents on Eckman Lab inventions and from licensing such inventions to third parties (such activities hereinafter “Licensing”). Notwithstanding anything to the contrary in this Agreement, MAYO shall not have the right to grant any rights in or to the Patent Rights to any third party.

2.04 ALL OTHER RIGHTS RESERVED. This Agreement does not grant a license to any patent or patent application not defined in the Patent Rights. Except as granted in Section 2.01, no other license is granted by MAYO under any intellectual property rights owned or controlled by MAYO, including any patents, know-how, copyrights, proprietary information, and trademarks. All such rights are expressly reserved by MAYO. COMPANY acknowledges that in no event will this Agreement be construed as an assignment by MAYO to COMPANY of any intellectual property rights.

Except as granted in Section 2.01, no other license is granted by UNIVERSITY under any intellectual property rights owned or controlled by UNIVERSITY, including any patents, know-how, copyrights, proprietary information, and trademarks. All such rights are expressly reserved by UNIVERSITY. COMPANY acknowledges that in no event will this Agreement be construed as an assignment by UNIVERSITY to COMPANY of any intellectual property rights.

2.05 CONFIDENTIALITY. COMPANY and MAYO acknowledge that either party may provide certain information to the other about the Patent Rights that is considered to be confidential. COMPANY and MAYO shall take reasonable precautions to protect such confidential information and to use such information only to the extent permitted under this Agreement. Such precautions shall involve at least the same degree of care and precaution that each party customarily uses to protect its own confidential information. The obligations of nondisclosure and non-use will not apply when and to the extent such information:

(a)	becomes part of the public domain through no action or fault of either party; or

(b)	was in recipient’s possession before disclosure by the disclosing party, as demonstrated by written records, and was not acquired, directly or indirectly, from disclosing party; or

(c)	is developed independently and without the use of confidential information disclosed under this Agreement, as demonstrated by written records; or

(d)	was received by either party from a third party having a legal right to transmit such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 5 of 18 6/3/2003

Execution Copy

information; or

(e)	is required to be disclosed by a court of law, the Securities and Exchange Commission, or other market regulator including but not limited to the Nasdaq Stock Market.

2.06 PURCHASE AT COST. MAYO and UNIVERSITY may, at their sole option, purchase the Product and R-Flurbiprofen Product in any commercially reasonable quantity (subject to availability) at cost from the COMPANY for use within MAYO’s and its Affiliates’ and UNIVERSITY’s and its Affiliate’s educational and Non-Clinical Research programs.

2.07 COVENANT NOT TO SUE. COMPANY hereby covenants not to sue MAYO, UNIVERSITY or any of either such party’s AFFILIATES for directly or contributorily infringing, or inducing infringement of, any Patent Rights for conducting research, including without limitation sponsored research and Clinical Research, on Products developed without the involvement of the COMPANY. COMPANY shall impose the foregoing covenant not to sue on any third party to whom COMPANY may assign any Patent Rights. This covenant not to sue is specific to MAYO, UNIVERSITY and their respective Affiliates and is not assignable, nor transferable. Additionally, this covenant not to sue does not cover the sale or other commercialization of any Product by MAYO, UNIVERSITY and their respective Affiliates, or any third party, but shall cover Licensing.

Article 3.00 - Consideration and Royalties.

3.01 UPFRONT CONSIDERATION. Within thirty (30) days of the Effective Date, the COMPANY will pay MAYO an up-front milestone royalty of              as consideration for entering into the Agreement. This initial royalty is nonrefundable, and is not an advance or creditable against any royalties otherwise due under this Agreement. Additionally, the COMPANY will reimburse MAYO for all expenses billed to MAYO by outside counsel directly relating to the filing, prosecution and maintenance of the Patent Rights up to the date of this agreement which expense shall not exceed

3.02 EARNED ROYALTIES FOR R-FLURBIPROFEN PRODUCT. In the event that R-Flurbiprofen Product is approved for use by the FDA in Alzheimer’s Disease or is in human Clinical Research for use in Alzheimer’s Disease and is approved for use by the FDA in at least one other indication, the COMPANY will pay MAYO an earned royalty of              on Net Sales of R-Flurbiprofen Product, regardless of indication. In the event that R-Flurbiprofen is only approved for use by the FDA in Alzheimer’s Disease, the COMPANY will pay MAYO an earned royalty of              on Net Sales of R-Flurbiprofen Product. In the event that R-Flurbiprofen Product is not approved for use by the FDA in Alzheimer’s Disease or is no longer in human Clinical Research for use in Alzheimer’s Disease, the COMPANY will not pay any royalty to MAYO on Net Sales of R-Flurbiprofen Product regardless of indication.

3.03 EARNED ROYALTIES FOR PRODUCT.

(a)	The COMPANY will pay MAYO an earned royalty of of the Net Sales of Product.

(b)	In the event that COMPANY grants a sublicense to any third party that is not a COMPANY Affiliate the Patent Rights with respect to a Product, COMPANY shall pay to MAYO of all sublicense payments less duties, import deposits, and assessments, including, but not limited to, milestone payments, upfront payments, and royalties but excluding fair market value equity investments, research and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 6 of 18 6/3/2003

Execution Copy

development funding, reimbursed costs and expenses such as patent prosecution and maintenance costs (“Sublicense Royalty”) With respect to a sublicense, for so long as the COMPANY is obligated to pay MAYO Milestones that equal or exceed those described in Section 3.04 hereto, the Sublicense Royalty (which shall include upfront payments and earned royalties in addition to Milestones) shall be in lieu of earned royalties due under Section 3.03(a).

(c)	In the event that COMPANY shall owe any royalty or payment to any third party reasonably necessary to manufacture or use a Product, the above royalties or sublicense payments to be paid to MAYO shall be reduced by the amount of the royalty and payment owed to such third party; provided, however, that the royalty or sublicense payment payable to MAYO shall in no event be less than of the royalties or sublicense payments that would otherwise be due MAYO without any offset.

3.04 MILESTONE CONSIDERATION. In partial consideration of the license and other rights granted herein and subject to the terms and conditions set forth in this Agreement, upon achievement after the Effective Date of any milestone event listed below (each a “Milestone Event”), COMPANY shall pay a milestone consideration (each a “Milestone Consideration”) to MAYO within sixty (60) days following achievement of such Milestone Event. With the exception of the final milestone payment (for FDA approval), each milestone will only be paid once unless there is a new compound and a new indication which are both different than the compound and indication for which the milestone was previously paid.1

Milestone Event	Milestone Consideration

1.

2.

3.

4.

5.

6.

3.05 MINIMUM ROYALTIES. In order for COMPANY to maintain its exclusive license, beginning on the first day of the fourth License Year, COMPANY will pay MAYO minimum royalties of              per License Year. In the event that COMPANY extends the Sponsored Research Agreement (Exhibit C) with MAYO, minimum royalties will not be due until the completion of the Sponsored Research Agreement. Notwithstanding the foregoing, in the event that Net Sales of Product or R-Flurbiprofen Product commence prior to the completion of the Sponsored Research Agreement, COMPANY will pay MAYO minimum royalties of              ) per License Year beginning on the first day of the first License Year following the commencement of Net Sales of a Product or R-Flurbiprofen Product. The Earned Royalties due and accrued under Section 3.02

[1]	Sample scenarios:
1.	Compound X for Indication A results in payment of first three milestones. If development of Compound X is stopped, and Compound Y is then developed for Indication A, milestone payment would resume when Compound Y achieves the fourth milestone.
2.	Compound X for Indication A receives FDA approval. Compound X is then developed for indication B. The final milestone is the only one which will be paid again for Compound X in the event it receives FDA approval.
3.	Compound X for Indication A achieves various milestones. Compound Y is in development for Indication B. All milestones will be paid for Compound Y as they are achieved.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 7 of 18 6/3/2003

Execution Copy

and 3.03 within a given License Year are fully creditable against minimum royalties due for that License Year. If the Earned Royalty does not equal or exceed the minimum royalty due, COMPANY will pay the difference. Payment must be made within forty-five (45) days of the last License Quarter for the relevant License Year and failure to do so constitutes a material breach of this Agreement.

3.06 TAXES. The COMPANY is responsible for the remittance of all taxes (other than net income taxes), duties, import deposits, assessments, and other governmental charges, however designated, which are now or hereafter will be imposed by any authority in or for the Territory, (a) by reason of the performance by MAYO of its obligations under this Agreement, or the payment of any amounts by the COMPANY to MAYO under this Agreement; (b) based on the Patent Rights or use or sale of the Product; or (c) which relate to the import of Product into the Territory.

3.07 NO DEDUCTIONS. All payments to be made by the COMPANY to MAYO under this Agreement represent net amounts MAYO is entitled to receive, and will not be subject to any deductions or offsets for any reason whatsoever except for those described in Sections 1.13 and 3.03. If such payments become subject to taxes, duties, assessments, or fees of any kind levied in the Territory, such payments from the COMPANY will be increased to the extent that MAYO actually receives the net amounts due under this Agreement.

3.08 SUSPENSION OF ROYALTY PAYMENTS. If any patent or any claim thereof included within Patent Rights shall be found invalid by a court of competent jurisdiction, COMPANY’s obligation to pay MAYO royalties based on such patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such decision, until such decision shall be overturned by any appellate court of competent jurisdiction. COMPANY shall not, however, be relieved from paying MAYO any royalties or fees that accrued prior to the date of such decision or that are based on any Patent Rights not the subject of such decision.

3.09 U.S. CURRENCY. All payments to MAYO under this Agreement will be made by draft drawn on a United States bank and payable in United States dollars.

Article 4.00 - Accounting and Reports.

4.01 PAYMENT. Upon initiation of Net Sales, the COMPANY will deliver to MAYO on or before the following dates: 15 February, 15 May, 15 August, and 15 November, a written report stating Net Sales on which royalties are based for the preceding License Quarter. Each such report will be accompanied by the royalty payment due for such License Quarter. Prior to initiation of Net Sales, the COMPANY will annually deliver to MAYO on or before 31 March a written report stating the status of development of Products or R-Flurbiprofen Products, and of preparations to market Products or R-Flurbiprofen Products if marketing has not yet begun.

4.02 ACCOUNTING. The COMPANY will keep complete, true, and accurate books of accounts and records sufficient to support calculation of Net Sales and all royalties payable to MAYO under this Agreement. Such books and records will be kept at the COMPANY’s principal place of business for at least three years after the end of the License Year to which they pertain, and will be open at all reasonable times, but no more frequently than once per License Year, with a minimum of sixty (60) days prior written notification, for inspection by a representative of MAYO for verification of royalty statements or compliance with other aspects of this Agreement. The MAYO representative will treat as confidential all relevant matters and will be a person or firm reasonably acceptable to the COMPANY. In the event such audit reveals an underpayment by COMPANY, COMPANY will within thirty (30) days pay the royalty due in excess of the royalty actually paid. In the event the audit reveals an underpayment by COMPANY of more than             ) of the amount due, COMPANY will pay

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 8 of 18 6/3/2003

Execution Copy

interest on the royalty due in excess of the royalty actually paid at the rate of ten percent (10%) per annum. In the event of an underpayment by COMPANY of more than seven percent (7%), COMPANY will pay all of MAYO’s costs in conducting the audit. In the event that such audit reveals an overpayment by COMPANY, MAYO will within thirty (30) days pay to COMPANY the amount of the overpayment. In the event the audit reveals an overpayment by COMPANY of              the event of an overpayment or an accurate payment, MAYO shall pay all costs of conducting the audit. Failure by COMPANY or MAYO to make any payment required under this Section 4.02 constitutes a material breach of this Agreement.

Article 5.00 - Warranties and Indemnification.

5.01 USE OF NAME AND LOGO. COMPANY and MAYO shall not use, expressly or by implication,

(a)	Any trademark, trade name, or any contraction, abbreviation, simulation, or adaptation thereof of the other party; or

(b)	The name of any of other party’s staff;

in any news release, publicity, policy recommendation, advertising, product promotion or any commercial communication regarding this Agreement and the activities hereunder without the express written approval of the other party, which shall not be unreasonably withheld. Violation of this Section 5.01 constitutes a material breach of this Agreement. Furthermore, COMPANY shall not use, expressly or by implication, any name trademark, trade name, or any contraction, abbreviation, simulation, or adaptation thereof of The Regents of the University of California or any campus thereof without the express written approval of The Regents of the University of California. The Regents of the University of California or any campus thereof shall not use, expressly or by implication, any name trademark, trade name, or any contraction, abbreviation, simulation, or adaptation thereof of COMPANY or the name of any of COMPANY’s staff without the express written approval of COMPANY.

5.02 WARRANTIES. Nothing in this Agreement will be construed as:

(a)	a warranty or representation by MAYO and UNIVERSITY as to the validity or scope of any of the Patent Rights; or

(b)	an obligation to bring or to prosecute actions against third parties for infringement of the Patent Rights; or

(c)	a warranty or representation that the manufacture, use, sale, offer for sale or importation of any Product or R-Flurbiprofen Product or the use or practice of any of the Patent Rights are free from infringement or misappropriation of a third party’s intellectual property rights.

Notwithstanding the foregoing, COMPANY has had the opportunity to review the file history for the pending Patent Rights and make its independent judgment regarding validity. MAYO is not aware of any assertions of third parties that Patent Rights are invalid. MAYO is not aware of any assertion by a third party that practice of the Patent Rights would infringe a third party’s patent rights. If MAYO receives written notice alleging that the exercise by COMPANY of its rights granted under this license infringes a third party’s patent rights, MAYO will promptly inform COMPANY.

5.03	DISCLAIMER. EXCEPT TO THE EXTENT SET FORTH IN SECTION 5.02, MAYO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 9 of 18 6/3/2003

Execution Copy

HAS NOT MADE AND PRESENTLY MAKES NO PROMISES, GUARANTEES, REPRESENTATIONS OR WARRANTIES OF ANY NATURE, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, REGARDING THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT FOR THE PRODUCTS OR R-FLURBIPROFEN PRODUCTS OR PATENT RIGHTS. THE INFORMATION AND PATENT RIGHTS PROVIDED OR LICENSED UNDER THIS AGREEMENT ARE PROVIDED “AS IS” “WITH ALL FAULTS,” AND “WITH ALL DEFECTS.” Company is solely responsible for determining whether the Patent Rights and information provided or licensed hereunder have applicability or utility in the Company’s manufacturing and design activities. COMPANY assumes all risk and liability in connection with such determination.

5.04 INDEMNIFICATION. The COMPANY will defend, indemnify, and hold harmless MAYO and MAYO’s Affiliates from any and all claims, actions, demands, judgments, settlements, losses, costs, expenses, damages and liabilities (including but not limited to attorneys fees and other expenses of litigation) awarded or settled with a third party regardless of the legal theory asserted, arising out of or connected with: (a) use by the COMPANY, its sublicensees or transferees, of Patent Rights or information furnished or licensed under this Agreement; (b) design, manufacture, distribution, use, sale, or other disposition of Products or R-Flurbiprofen Products, including any methods or services, by the COMPANY, its sublicensees or its transferees; and (c) any obligation of COMPANY hereunder. MAYO shall provide COMPANY with prompt written notice of any claim or demand with respect to COMPANY’s obligation to defend and indemnify MAYO. COMPANY shall respond to and defend any such claim or demand with counsel of its own choice at its own cost. MAYO may participate in any such dispute with counsel of its own choice at its own expense. No claim against MAYO or MAYO’s Affiliates shall be settled or compromised without the prior written approval of MAYO and COMPANY. Notwithstanding the above, COMPANY shall not be responsible for indemnifying MAYO or MAYO’s Affiliates if such judgment is the result of MAYO’s or MAYO’s Affiliate’s negligence, willful misconduct, or actions contrary to this Agreement. In the event that COMPANY defends MAYO and proof of the foregoing is established, MAYO shall reimburse COMPANY for all costs and expenses incurred by COMPANY in such defense.

The COMPANY will defend, indemnify, and hold harmless UNIVERSITY and UNIVERSITY’s Affiliates from any and all claims, actions, demands, judgments, settlements, losses, costs, expenses, damages and liabilities (including but not limited to attorneys fees and other expenses of litigation) awarded or settled with a third party regardless of the legal theory asserted, arising out of or connected with: (a) use by the COMPANY, its sublicensees or transferees, of Patent Rights or information furnished or licensed under this Agreement; (b) design, manufacture, distribution, use, sale, or other disposition of Products or R-Flurbiprofen Products, including any methods or services, by the COMPANY, its sublicensees or its transferees; and (c) any obligation of COMPANY hereunder. UNIVERSITY shall provide COMPANY with prompt written notice of any claim or demand with respect to COMPANY’s obligation to defend and indemnify UNIVERSITY. COMPANY shall respond to and defend any such claim or demand with counsel of its own choice at its own cost. UNIVERSITY may participate in any such dispute with counsel of its own choice at its own expense. No claim against UNIVERSITY or UNIVERSITY’s Affiliates shall be settled or compromised without the prior written approval of UNIVERSITY and COMPANY. Notwithstanding the above, COMPANY shall not be responsible for indemnifying UNIVERSITY or UNIVERSITY’s Affiliates if such judgment is the result of UNIVERSITY’s or UNIVERSITY’s Affiliate’s negligence, willful misconduct, or actions contrary to this Agreement. In the event that COMPANY defends UNIVERSITY and proof of the foregoing is established, UNIVERSITY shall reimburse COMPANY for all costs and expenses incurred by COMPANY in such defense.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 10 of 18 6/3/2003

Execution Copy

As used in Section 5.04, MAYO and its Affiliates include the trustees, officers, agents, and employees of MAYO and its Affiliates and UNIVERSITY and its Affiliates include the trustees, officers, agents, and employees of UNIVERSITY and its Affiliates.

The parties agree that the indemnity stated in this Section 5.04 shall be construed and applied in favor of indemnification. COMPANY will maintain sufficient insurance to cover its obligations under this Agreement.

5.05 ADDITIONAL WAIVERS. IN NO EVENT WILL EITHER PARTY’S LIABILITY OF ANY KIND INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE LOSSES OR DAMAGES, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO CASE WILL MAYO’S LIABILITY OF ANY KIND EXCEED THE TOTAL ROYALTIES WHICH HAVE ACTUALLY BEEN PAID TO MAYO BY THE COMPANY AS OF THE DATE OF FILING OF THE ACTION AGAINST A PARTY WHICH RESULTS IN THE SETTLEMENT OR AWARD OF DAMAGES.

Article 6.00 - Term and Termination.

6.01 TERM. This Agreement will terminate upon the later of the last to expire claim within the Patent Rights or three (3) years after completion of the Program.

6.02 TERMINATION FOR BREACH. If COMPANY commits a material breach of this Agreement, including without limitation, the failure to make any required royalty or fee payments hereunder, MAYO may notify COMPANY in writing of such breach and COMPANY will have sixty (60) days after such notice becomes effective as set forth in Section 10.06 to cure such breach to MAYO’s reasonable satisfaction. If COMPANY fails to cure such breach, MAYO may, at its option, terminate this Agreement in whole or in part by sending COMPANY written notice of termination. If MAYO commits a material breach of this Agreement, COMPANY may notify MAYO in writing of such breach and MAYO will have sixty (60) days after such notice becomes effective as set forth in Section 10.06 to cure such breach to COMPANY’s reasonable satisfaction. If MAYO fails to cure such material breach, COMPANY shall, by sending MAYO written notice, reduce all payments required under this Agreement by             . In the event that COMPANY cures a breach through financial compensation paid to MAYO and subsequently such breach is resolved in favor of the COMPANY, through an agreement between the parties or based on a final decision of a court of competent jurisdiction from which no further appeal can be taken, any overpayment based on such resolution shall be refunded to COMPANY and MAYO shall pay interest on such overpayment at the rate of:              per annum from the date of payment to MAYO.

6.03 INSOLVENCY OF COMPANY. MAYO may terminate this Agreement by transmitting a notice of termination to COMPANY in the event COMPANY ceases conducting business in the normal course, becomes insolvent or bankrupt, makes a general assignment for the benefit of creditors, admits in writing its inability to pay its debts as they are due, permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any proceeding under any statute of any governing authority relating to insolvency or the protection of rights of creditors.

6.04 TERMINATION BY COMPANY. COMPANY may terminate this Agreement at any time without cause, by giving written notice thereof to MAYO. Such termination shall be effective sixty (60) days after such notice and all COMPANY’s rights associated therewith shall cease as of that date.

6.05 SURVIVAL. The following obligations survive the expiration or termination of this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 11 of 18 6/3/2003

Execution Copy

Agreement:

(a)	the COMPANY’s obligation to supply reports covering the time period up to the date of termination or expiration;

(b)	MAYO’s right to receive payments, fees, and royalties accrued or accruable at the time of any termination or expiration;

(c)	the COMPANY’s obligation to maintain records, and MAYO’s right to have those records inspected;

(d)	any cause of action or claim of a party, accrued or to accrue, because of any action or omission by the other party; and

(e)	the COMPANY’s and MAYO’s obligations stated in Section 2.05, and the applicable sections of Article 5 and Article 10 of this Agreement.

Article 7.00 - Representation and Warranties.

7.01 REPRESENTATIONS OF THE COMPANY. The COMPANY represents and warrants to MAYO that:

(a)	the COMPANY is knowledgeable in the development, production, quality control, service, manufacture, marketing, and sales of products similar to the subject matter of the Patent Rights; and

(b)	It has independently evaluated the Patent Rights and is entering into this Agreement on the basis of its own evaluation and not in reliance of any representation by MAYO except for those stated in Section 5.02.

7.02 COMMERCIALIZATION EFFORTS. The COMPANY shall use commercially reasonable efforts to develop, manufacture, sell and use Products or R-Flurbiprofen Products in order to make them readily available to the general public as soon as reasonably practical.

7.03 RIGHT TO GRANT LICENSE. The parties acknowledge that MAYO has supplied COMPANY with the Inter-Institutional Agreement between MAYO and the Regents of the University of California for the Management of “Selective Inhibition of Amyloid ß-protein Peptide Production” (SD2000-139), and that COMPANY has had the opportunity to review the same.

Article 8.00 - Patent Filing, Prosecution, and Maintenance.

8.01 PATENT FILING, PROSECUTION, AND MAINTENANCE. COMPANY shall diligently prosecute and maintain the United States and foreign patents and patent applications covering Patent Rights as it deems appropriate, using counsel of its choice and after due consultation with MAYO. COMPANY shall provide MAYO with copies of all relevant documentation so that MAYO may be informed and apprised of the continuing prosecution and MAYO agrees to keep this documentation confidential. COMPANY shall also notify MAYO of its intention to not apply for patent protection or to abandon any patent prosecution thirty (30) days prior to any applicable deadlines affecting such application or abandonment. Following such written notification, MAYO shall be entitled to take over prosecution, at its own expense, of those patents which COMPANY has elected not to pursue and COMPANY shall then have no further rights to any patent that issues under such prosecution.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 12 of 18 6/3/2003

Execution Copy

8.02 PATENT FILING, PROSECUTION, AND MAINTENANCE COSTS. Any patent costs paid by COMPANY pursuant to Sections 3.01 and 8.01 shall be creditable toward royalty payments due to MAYO for Net Sales. However, no credit shall be more the              of the royalty payment which otherwise would be due. Unused credit may be carried forward indefinitely until used.

Article 9.00 - Patent Rights Enforcement.

9.01 INFRINGEMENT BY THIRD PARTY. The COMPANY and MAYO will promptly inform the other party of any suspected infringement of any Patent Right, and MAYO and the COMPANY will have the right to institute an action for infringement of the Patent Rights consistent with the following:

(a)	If MAYO and the COMPANY agree to institute suit jointly, then the suit will be brought in the names of both parties. The COMPANY will exercise control over such action, provided, however, that MAYO may, if it so desires, be represented by counsel of its own selection, and at its own expense.

(b)	In the absence of an agreement to institute a suit jointly, MAYO may institute suit and, at its option, join the COMPANY, if COMPANY is a necessary party to the litigation, as a plaintiff provided, however, that COMPANY may, if it so desires, be represented by counsel of its own selection, and at its own expense. MAYO will bear the entire cost of such litigation, including attorneys’ fees. The COMPANY will cooperate reasonably with MAYO, except financially, in such litigation. MAYO will not settle or enter into a voluntary disposition of the action without COMPANY’s prior written consent, which consent shall not be unreasonably withheld.

(c)	In the absence of an agreement to institute a suit jointly, and if MAYO determines not to institute a suit, as provided in paragraph (b) of this Section 9.01, then the COMPANY may institute suit and, at its option, join MAYO, if MAYO is a necessary party to the litigation, as a plaintiff. The COMPANY will bear the entire cost of such litigation, including attorneys’ fees. The earned royalty will be reduced by up to fifty percent (50%) until such time as COMPANY has recovered the entire costs associated with such litigation, including attorneys’ fees. MAYO will cooperate reasonably with the COMPANY, except financially, in such litigation. COMPANY will not settle or enter into a voluntary disposition of the action without MAYO’s prior written consent, which consent shall not be unreasonably withheld.

(d)	Absent an agreement to the contrary, any costs under (a) above will be borne equally by the parties. Otherwise, each party will bear its own expenses and any recovery will be applied as follows:

(i)	first, to reimburse the Party bringing the action;

(ii)	second, to reimburse the expenses of the other party in connection with such action; and

(iii)	third, to treat remaining recovery as Net Sales earned by COMPANY and be subject to all applicable terms and conditions.

(e)	If either party institutes a suit under this Section 9.01 and then decides to abandon the suit, it will first provide timely written notice to the other party of its intention to abandon the suit, and the other party, if it wishes, may continue prosecution of such suit, provided, however, that the sharing of expenses and of any recovery in such suit will be agreed-upon separately by the parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 13 of 18 6/3/2003

Execution Copy

9.02 THIRD PARTY LITIGATION. In the event a third party institutes a suit against COMPANY for patent infringement involving a Product or R-Flurbiprofen Product, COMPANY will promptly inform MAYO and keep MAYO regularly informed of the proceedings. In the event the third party sues or joins MAYO, MAYO will have the right to participate in the defense of the suit.

(a)	The earned royalty will be reduced by up to fifty percent (50%) until such time as COMPANY has recovered the entire costs associated with such litigation, including attorneys’ fees. Each party will bear its own costs of the suit and any recovery will be applied as follows:

(i)	first, to reimburse the Party bringing the action;

(ii)	second, to reimburse the expenses of the other party in connection with such action; and

(iii)	third, to treat remaining recovery as Net Sales earned by COMPANY and be subject to all applicable terms and conditions.

(b)	Should the COMPANY decide, based on all the facts at hand and its own reasonable business judgment, to obtain a license from a third party in order to protect its business in selling Products or R-Flurbiprofen Products, all upfront license payments shall be treated the same as and the royalty rate due MAYO shall be reduced by to a non-affiliated third party for a license covering Products or R-Flurbiprofen Products. However, in no event will a reduction under this Section 9.02(b) reduce the royalty payment amount otherwise due to MAYO by more than .

9.03 PATENT MARKING. To the extent commercially feasible, the COMPANY will mark all Products or R-Flurbiprofen Products that are manufactured or sold under this Agreement with the number of each issued patent with the Patent Rights that cover such Products or R-Flurbiprofen Products. Any such marking will be in conformance with the patent laws and other laws of the country of manufacture or sale.

Article 10.00 - General Provisions.

10.01 ASSIGNMENT AND SUBCONTRACT. The COMPANY is strictly prohibited from assigning any of its obligations or rights under this Agreement without MAYO’s prior, express, written consent, in its sole discretion, provided that MAYO will not unreasonably withhold consent of assignment of this Agreement in connection with the sale (or transfer, in the case of a merger or other reorganization transaction) of substantially all of the business of the COMPANY related to this Agreement. Any other attempted assignment or subcontract is void. This Agreement is personal to the COMPANY.

10.02 WAIVER. No part of this Agreement may be waived except by the further written agreement of the parties. Forbearance in any form from demanding the performance of a duty owed under this Agreement is not a waiver of that duty. Until complete performance of a duty owed under this Agreement is accomplished, the party to which that duty is owed may invoke any remedy under this Agreement or under law, despite its past forbearance in demanding performance of that duty.

10.03 GOVERNING LAW AND JURISDICTION. This Agreement is made and performed in Minnesota. It is governed by Minnesota law, but specifically not including Article 2 of the Uniform Commercial Code as enacted in Minnesota. This is not an Agreement for the sale of goods. In addition, no Minnesota conflicts-of-law or choice-of-laws provisions apply to this Agreement. To the extent the substantive and procedural law of the United States would apply to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 14 of 18 6/3/2003

Execution Copy

this Agreement, it supersedes the application of Minnesota law.

10.04 HEADINGS. The headings of articles and sections used in this document are for convenience of reference only.

10.05 AMENDMENTS. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed by both parties.

10.06 NOTICES. Any notice required to be given under this Agreement is properly provided if in writing and either personally delivered, or sent by express or certified mail, postage prepaid, to the parties at the following addresses, unless other addresses are provided consistent with this Section 10.06:

Mayo Foundation for Medical Education and Research

200 First Street SW

Rochester, Minnesota 55905-0001

Attn: Office of Technology Commercialization, Mayo Medical Ventures

With copy to: Attn: General Counsel

Myriad Genetics, Inc.

320 Wakara Way

Salt Lake City, Utah 84108

Attn: General Counsel

Unless otherwise expressly specified in this Agreement, notices sent by mail are considered effective upon the earlier of: the fifth day after dispatch (or the tenth day after dispatch if dispatched by air mail other than in the United States) or the day of actual receipt. Notices personally delivered are considered effective upon the date of delivery.

10.07 LIMITATION OF RIGHTS CREATED. This Agreement is intended only to benefit the parties hereto and UNIVERSITY for the purposes set forth in this Agreement. They have no intention to create any interests for any other party. Specifically, no interests are intended to be created for any customer, patient, research subjects, or other persons (or their relatives, heirs, dependents, or personal representatives) by or upon whom the Products and R-Flurbiprofen Products may be used.

10.08 INDEPENDENT CONTRACTORS. In the performance of their respective duties under this Agreement, the parties are independent contractors of each other. Neither is the agent, employee, or servant of the other. Each is responsible only for its own conduct.

10.09 ENTIRE AGREEMENT. This document states the entire Agreement between the parties about its subject matter. All past and contemporaneous discussions, agreements, proposals, promises, warranties, representations, guarantees, correspondence, and understandings, whether oral or written, formal or informal, are entirely superseded by this Agreement.

10.10 UNENFORCEABLE PROVISION. The unenforceability of any part of this Agreement will not affect any other part. This Agreement will be construed as if the unenforceable parts had been omitted.

10.11 CHANGES TO AGREEMENT. No part of this Agreement, including this Section 10.11, may be changed, except in writing, through another document signed by both parties, and expressly referencing this Agreement.

10.12 CONSTRUCTION. Both parties agree to all of the terms of this Agreement. Both

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 15 of 18 6/3/2003

Execution Copy

parties execute this Agreement only after reviewing it thoroughly. That one party or the other may have drafted all or a part of this Agreement will not cause this Agreement to be read more strictly against the drafting party. This Agreement, and any changes to it, will be interpreted on the basis that both parties contributed equally to the drafting of each of its parts.

10.13 NONDISCLOSURE. Neither party will disclose any of the terms of this Agreement without the express, prior, written consent of the other party, or unless required by law.

MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH:

Signed:	/s/ Rick F. Colvin
Rick F. Colvin, Assistant Treasurer
Date:	6/3/03

COMPANY:    MYRIAD GENETICS, INC.:

Signed:	/s/ Peter Meldrum
Peter Meldrum, Chief Executive Officer
Date:	6/18/03

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 16 of 18 6/3/2003

Execution Copy

EXHIBIT A OF THE PATENT AGREEMENT

PATENT APPLICATIONS WITH THE PATENT RIGHTS

U.S. Provisional Patent Application (filed by UNIVERSITY)

Serial No. 60/196,617

Selective Inhibition of Amyloid ß-Protein 42 Peptide Production

Filed 13 April 2000

PCT/US01/11956 (filed by MAYO)

Abeta 42 Lowering Agents

Filed 12 April 2001

National Stage Applications:

• Serial No. 01930491.4	Europe

•	Australia

•	Japan

•	Canada

U.S. Patent Application / CIP (filed by MAYO)

Abeta 42 Lowering Agents

Serial No. 10/012,606

Filed 7 December /2001

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Patent Agreement Myriad / Mayo (Golde) with UCSD (Koo)	page 17 of 18 6/3/2003

Execution Copy

EXHIBIT B OF THE PATENT AGREEMENT

INTER-INSTITUTIONAL AGREEMENT BETWEEN THE

REGENTS OF THE UNIVERSITY OF CALIFORNIA

AND

MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Inter-Institutional Agreement

Between

The Regents of the University of California

and

Mayo Foundation for Medical Education and Research

for

The Management Of

Selective Inhibition of Amyloid b-protein 42 Peptide Production

(SD20OO-139)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AGREEMENT

THIS AGREEMENT is effective on the date of the last signature of this Agreement, by and between Mayo Foundation for Medical Education and Research (“MAYO”), a not-for-profit research institute having an address for official business at 200 First Street SW, Rochester, MN 55905-0001, and The Regents of the University of California (“UNIVERSITY”), having a system-wide business address at 1111 Franklin St., Oakland, California 94607-5200, and represented by its San Diego campus (“UCSD”) Technology Transfer & Intellectual Property Services (“TTIPS”), having an address at 9500 Gilman Drive, La Jolla, California 92093-0910.

BACKGROUND

Certain research performed at UCSD by Prof. Edward H. Koo (“UCSD Inventor”) and at MAYO by Dr. Todd Golde (“MAYO Inventor”) resulted in the development of an invention titled “Selective Inhibition of Amyloid b -protein 42 Peptide Production” which is disclosed in UCSD Docket No. 2000-139 and “Selective Inhibition of ABeta42 by NSAID and NSAID Analogs” which is disclosed in MAYO File No. MMV-01-022 (“Invention”).

The Invention is covered by Patent Rights and Additional Patent Rights (as later defined in this Agreement).

It is the mutual desire of UCSD and MAYO that, for the purposes of this Agreement, the Invention be administered and commercialized by MAYO on behalf of MAYO and UCSD; and UCSD agrees to forbear granting to any third party (other than to MAYO) any right, title, or interest in and to the Patent Rights.

MAYO and UCSD agree:

1. DEFINITIONS

1.1	“Patent Rights” means all right, title and interest in, to and under, PCT Application Number PCT/US01/11956, filed 12 April 2001, “Abeta 42 Lowering Agents”

1.2	“Additional Patent Rights” means all right, title and interest in, to and under U.S. Patent Application Number 10/012,606, filed 7 December 2001, “Abeta 42 Lowering Agents,” a CIP of PCT Application Number PCT/US01/11956, any US Patent Application filed by MAYO Inventor and UCSD Inventor claiming the Invention, and any other patent applications, including divisions, continuations, or continuations-in-part (but only to the extent such continuations-in-part are adequately supported in the parent application) thereof; any corresponding foreign applications thereof; and any US or joint foreign patents issued thereon or reissues or extensions thereof, assigned by each inventor to his respective institution.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.3	“Net Revenues” means gross proceeds received by MAYO from the licensing of Patent Rights and / or the Additional Patent Rights to third parties.

1.4	“License Agreement” means any agreement, including but not limited to license agreement, option agreement, partnership agreement, and letter-of-intent, that is entered into by MAYO under this Agreement and grants to or reserves for a third party the right to make, have made, use, have used, sell, have sold, offer to sell, and/or import products covered by Patent Rights.

1.5	“Licensee” means any third party granted a License Agreement by MAYO.

2. PATENT PROSECUTION AND PROTECTION

2.1	MAYO shall promptly prepare and file appropriate United States patent applications covering the Invention and shall promptly provide to UCSD all serial numbers and filing dates, together with copies of all the applications, including copies of all patent Office Actions, responses and all other Patent Office communications. Subject to Paragraph 2.4, UNIVERSITY will forego filing any additional patent applications covering the Invention. If UNIVERSITY identifies a need for additional applications for Invention, UNIVERSITY will confer with MAYO to determine whether to file, such application(s).

2.2	MAYO shall, after consulting with UCSD and within adequate time of any United States filing, make an election whether, when, and in what countries, to file foreign patent applications in countries where statutory protection is available. If any foreign patent applications are filed, MAYO shall promptly provide to UCSD all serial numbers and filing dates. MAYO also shall provide to UCSD copies of foreign patent applications and patent office actions as UCSD may request in the course of prosecution.

2.3	MAYO shall promptly record assignments of domestic Patent Rights in the United States Patent and Trademark Office and shall provide UCSD with a photocopy of each recorded assignment.

2.4	Notwithstanding any other provision of this Agreement, MAYO shall not abandon the prosecution of any patent application (except for purposes of provisional conversion, filing continuation or continuation-in-part applications) or the maintenance of any Patent Rights without prior written notice to UCSD.

2.5	MAYO shall promptly provide to UCSD copies of all patents issued under Patent Rights.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3. LICENSING

3.1	During the term of this Agreement, UCSD shall forbear granting to any third party (other than to MAYO) any right, title, or interest in, to or under the Patent Rights and grants to MAYO the sole responsibility for administering and commercializing the Invention.

3.2	MAYO shall diligently seek a Licensee for the commercial development of the Invention and shall promptly provide to UCSD copies of all License Agreements issued on the Inventions.

3.3	Any License Agreement may include, but not be limited to, the following business terms; a license issue fee, an earned royalty, payment of patent costs by the Licensee, minimum annual royalties, milestone royalties and diligence terms. Any License Agreement will include indemnification of UNIVERSITY and UCSD by Licensee, a limited warranty on the part of UNIVERSITY and a prohibition against the use of the name of The Regents of the University of California or any campus thereof and MAYO. Any License Agreement will further stipulate that nothing in the License Agreement confers by estoppel implication or otherwise, any license or rights under any patents of UNIVERSITY or MAYO other than Patent Rights as defined herein, regardless of whether such patents are dominant or subordinate to the Patent Rights.

3.4	MAYO shall not issue any paid-up licenses or assign Patent Rights to any third party, notwithstanding any other provision of this Agreement, without the prior written consent of UCSD.

3.5	Unless under a License agreement the Licensee is required to pay directly to UCSD its pro rata share of any Net Revenues,

3.6	Each party is solely responsible for calculating and distributing to its respective inventors any share of Net Revenues in accordance with its respective patent policy during the term of this Agreement. MAYO shall pay MAYO Inventor. UCSD shall pay UCSD Inventor.

3.7	UNIVERSITY and MAYO expressly reserve the right to use the Invention and associated technology for educational and research purposes.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

A. RECORDS AND REPORTS

4.1	MAYO shall keep complete, true and accurate accounts of all expenses and of all proceeds received by it from each licensee and shall permit UCSD to allow its own agents or a certified public accounting firm which is reasonably acceptable to MAYO (with regards to conflict of interest issues) to examine its books and records in order to verify the payments due or owing under this Agreement. Examinations will (i) occur not more than once per calendar year; (ii) be under an agreement of confidentiality; and (iii) be paid for by UCSD. In the event that any such examination shows an under reporting and underpayment in excess ) for any twelve (12) month period, then MAYO shall pay the cost of the examination as well as any additional sum that would have been payable to UCSD had MAYO reported correctly, plus an interest charge at a rate of . Such interest shall be calculated from the date the correct payment was due to UCSD up to the date when such payment is actually made by MAYO. For underpayment not in excess of for any twelve (12) month period, MAYO shall pay the difference within thirty (30) days without interest charge or examination costs.

4.2	MAYO shall submit to UCSD an annual report, setting forth the status of all patent prosecution, commercial development, and licensing activity relating to the Invention.

5. PATENT INFRINGEMENT

5.1	In the event that patent administrators responsible for Patent Rights at UCSD or MAYO learn of the substantial infringement of any patent covered by this agreement, the party who learned of the infringement shall call the attention of the other party to the infringement and provide written evidence of infringement. The parties will confer to determine how to proceed.

5.2	If, however, the efforts of the parties are not successful in abating the infringement within ninety (90) days after the infringer has been notified of the infringement, then MAYO may:

5.2.1	commence suit on its own account; or

5.2.2	permit an exclusive licensee to commence suit on its own account, or with MAYO; or

5.2.3	MAYO, may request that UCSD join as a party plaintiff in a patent infringement litigation.

UCSD has 90 (ninety) days to inform MAYO of its decision to join or not join in such litigation. In no event may UCSD be joined in such a suit without its prior written consent, provided however that MAYO may join UCSD under paragraphs 5.2.1,5.2.2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and 5.2.3 if UCSD is a necessary party to such litigation. In the event that MAYO chooses not to commence suit, or to allow an exclusive Licensee to do so, UCSD may do so at its own election.

5.3	Legal action to terminate infringement or recover damages, as is decided upon under paragraph 5.2, will be at the full expense of the party on account of whom suit is brought and all recoveries recovered thereby will belong to such party, provided, however, that legal action brought jointly by the parties shall be at the joint expense of the parties (in shares to be mutually agreed upon) and all recoveries shall be shared jointly by them in direct proportion to the share of expense paid by each party.

5.4	Each party shall cooperate with the other in litigation proceedings instituted hereunder but at the expense of the party on account of whom suit is brought. The litigation will be controlled by the party bringing the suit, except that UCSD may be represented by counsel of its choice at that party’s cost.

6. NOTICES

Any notice required or permitted to be given to the parties hereto is properly given if delivered, in writing, in person, or mailed by first-class certified mail to the-following addresses, or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement:

To MAYO:	Mayo Foundation for Medical Education and Research
Office of Technology Commercialization
Mayo Clinic
200 First Street SW
Rochester, MN 55905-0001

To UNIVERSITY:	Technology Transfer and Intellectual Property Services
Attention: Alan S. Paau, Director (Case No. SD2000-139)
University of California, San Diego
9500 Gilman Drive, MC - 0910
La Jolla, California 92093-0910

For Overnight Courier:	Technology Transfer and Intellectual Property Services

Attn: Alan S. Paau, Director (Case No. SD2000-139) University of California, San Diego 10300 Torrey Pines Road La Jolla, California 92093-0910

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7. NO WAIVER

No waiver by either party hereto of any breach or default of any of the covenants or agreements herein, set forth maybe deemed a waiver as to any subsequent and/or similar breach or default.

8. ASSIGNABILITY

This Agreement is binding upon and inures to the benefit of the parties hereto, their successors or assigns, but this Agreement may not be assigned by either party without the prior written consent of the other party.

9. LIFE OF AGREEMENT

This Agreement is in full force and effect from the effective date recited on page one and remains in effect for the life of the last-to-expire patent in Patent Rights, unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

10. TERMINATION

Unless a License Agreement is in effect or has been agreed upon as to all financial terms, either party hereto may terminate this Agreement for any reason upon at least sixty (60) days’ written notice (“Notice of Termination”) to the remaining party, but in any event not less than sixty (60) days prior to the date on which responses to any pending Patent Office actions need to be taken to preserve Patent Rights. After effective termination, each party may separately license its interest in the Patent Rights according to the licensing party’s policy provided that each party pays one-half of all costs incurred thereafter in the preparation, prosecution, and maintenance of Patent Rights. Apart from the obligation to share patent costs and apart from obligations identified in Article 12 (Confidentiality) and specific obligations accrued prior to termination, the parties will have no further rights or obligations under this Agreement after effective termination.

12. CONFIDENTIALITY

12.1	Subject to The California Public Records Act and the right of each party to acknowledge the existence of this Agreement, MAYO and UCSD respectively shall hold the other party’s proprietary business, patent prosecution, engineering, process and technical information, and other proprietary information in confidence using at least the same degree of care as that party uses to protect its own proprietary information of a like nature for a period from the date of disclosure until five (5)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

years after the date of termination of this Agreement. The disclosing party shall label or mark confidential, or as otherwise appropriate, all proprietary information. If proprietary information is orally disclosed, the disclosing party shall reduce the proprietary information to writing or to some other physically tangible form and deliver it to the receiving party within 30 days of the oral disclosure, marked and labeled as set forth above. Manuscripts published in scientific journals, papers, and presentations at public meetings that relate to proprietary information are exempt from the provisions of this Article after their timely submission to and subsequent timely approval of the other party within 30 days of their submission. Notwithstanding the foregoing:

12.2	Nothing in this Agreement in any way restricts or impairs the right of UCSD or MAYO to use, disclose or otherwise deal with any information or data documented:

12.2.1	that recipient can demonstrate by written records was previously known to it;

12.2.2	that is now, or becomes in the future, public knowledge other than through acts or omissions of recipient;

12.2.3	that is lawfully obtained without restrictions by recipient from sources independent of the disclosing party; or

12.2.4	that was made independently without the use of proprietary information received hereunder.

12.3	The confidentiality obligations of the parties under these terms will remain in effect for five (5) years from the termination date of this Agreement.

13. USE OF NAMES AND TRADEMARKS

Except for acknowledging the existence of this Agreement, nothing in this Agreement confers any right to use any name, trade name, trademark, or other designation of either party to this Agreement (including contraction, abbreviation or simulation of any of the foregoing) in advertising, publicity, or other promotional activities. Unless required by law, the use of the name, “MAYO Foundation for Medical Education and Research,” Mayo®,” “Mayo Clinic®,” and the triple shield Mayo logo, or any simulation, abbreviation, or adaptation of the same, “The Regents of the University of California,” or the name of any campus of the University of California is expressly prohibited.

14. NO IMPLIED LICENSE

This Agreement does not confer by implication, estoppel, or otherwise any license or rights under any patents of either party other than the specific Patent Rights, regardless of whether such patents are dominant or subordinate to Patent Rights.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15. COMPLETE AGREEMENT

This Agreement constitutes the entire agreement, both written and oral, between the parties, and all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are canceled.

IN WITNESS WHEREOF, both UNIVERSITY and MAYO have executed this Agreement, by facsimile and/or in two (2) in duplicate originals, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument, by their respective and duly authorized officers on the day and year written.

Mayo Foundation for Medical Education and Research:		The Regents of the University of California:

By:	/s/ Rick F. Colvin	By:	/s/ Alan Paau
Name:	Rick F. Colvin	Name:	Dr. Alan Paau
Title:	Assistant Treasurer	Title:	Director, TTIPS
Date:	8/20/02	Date:	8/15/2002

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 13

PRESS STATEMENTS

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Contacts:

Myriad Genetics (Media and Investor)	Lundbeck (Investor)	Lundbeck (Media)

William A. Hockett	Jacob Tolstrup	Jens Harder Højbjerg
EVP, Corporate Communications	Director	Media Relations Mgr
(801) 584-3600	+45 36 43 30 79	+45 36 43 28 33
email: bhockett@myriad.com
Palle Holm Olesen
Head of Investor Relations
+45 36 43 24 26

FOR IMMEDIATE RELEASE

MYRIAD GENETICS SELECTS LUNDBECK AS EUROPEAN PARTNER FOR FLURIZAN

-MYRIAD RECEIVES $100 MILLION UPFRONT FOR EUROPEAN RIGHTS TO

ALZHEIMERS DISEASE DRUG CANDIDATE –

Salt Lake City, May 22, 2008 — Myriad Genetics, Inc. (Nasdaq: MYGN, www.myriad.com) today announced the selection of H. Lundbeck A/S for European commercialization of Flurizan®, Myriad’s lead therapeutic candidate for the treatment of Alzheimer’s disease.

Myriad and Lundbeck have entered into a European commercialization agreement under which Lundbeck will have rights to market and sell Flurizan in the European Union and several associated non-EU countries and will manage the regulatory process. Lundbeck has agreed to pay Myriad an initial $100 million and will pay up to $250 million in connection with regulatory approvals. Furthermore, Lundbeck has agreed to pay attractive commercialization milestones and will purchase bulk pharmaceutical material from Myriad. Lundbeck has also agreed to pay escalating royalties of 20 – 39% on sales, less the amount paid for the bulk drug.

“Lundbeck has an excellent track record in the field of Alzheimer’s disease and is known globally for its reputation as a CNS specialty pharmaceutical company and I can’t think of a better European partner for Flurizan,” said Peter Meldrum, President and CEO of Myriad Genetics, Inc. “The selection of Lundbeck as our European partner

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

completes the first stage of our global commercialization strategy for Flurizan.”

H. Lundbeck A/S is a major Europe-based pharmaceutical company with the largest sales force in the European Union that specializes in central nervous system disorders, including Alzheimer’s disease. Their marketed drugs include Cipralex® (marketed as Lexapro® in the U.S.) for major depressive disorders, Ebixa® (marketed as Namenda® in the U.S.) for moderate to severe Alzheimer’s disease, Azilect® for parkinson’s disease, Serdolect® for schizophrenia and Circadin® for insomnia. Lundbeck’s local knowledge of the Alzheimer’s disease market in each of the European countries and its European sales force of more than 1,300 sales representatives will provide Flurizan with the opportunity for fast and expert initiation of commercialization.

“We are very excited to be entering this partnership with Myriad. Flurizan has the potential to bring an important new Alzheimer’s medicine to patients in Europe.” said Executive Vice President Anders Gersel Pedersen of Lundbeck. “Lundbeck is fully committed to the field of Alzheimer’s disease and this partnership further demonstrates that commitment.”

With this partnership in place, Myriad now plans to concentrate on pre-commercial market development in the United States. Myriad’s strategy in the U.S. is to seek a revenue-share arrangement with a major pharmaceutical company to access their primary-care physician sales force, while Myriad’s sales force will address the specialty physician market. Myriad intends to build a 200-person sales force to call on Alzheimer’s disease specialists, who are primarily neurologists, geriatricians and certain psychiatrists who focus on Alzheimer’s disease. Myriad’s sales force is expected to target sales of Flurizan to the 10,000 specialty physicians that prescribe about one third of the Alzheimer’s drug prescriptions in the U.S.

The remaining two-thirds of prescriptions for Alzheimer’s medications are written by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

primary care practitioners, which include general practice, internal medicine and family practice doctors. There are approximately 50,000 of these physicians in the United States.

In the United States, Myriad intends to have commercial supplies of Flurizan produced through the API (active pharmaceutical ingredient) manufacturer and tablet maker that it is presently using for clinical drug supply. The Company has also identified additional API manufacturers and tableters to assure a stable and sufficient supply of Flurizan for market requirements. Myriad expects to utilize third-party logistic organizations to manage drug distribution in the United States.

Japan and Pacific Rim countries represent the third regional component of the Company’s strategy. Myriad expects to partner through a more traditional licensing arrangement, similar to the agreement with Lundbeck, for commercialization in this region.

For financial reporting purposes, the Company expects the revenue from the initial $100 million payment from Lundbeck to be recognized over the life of the agreement. Under the Company’s license agreement with Encore Pharmaceuticals, Inc., the payment from Lundbeck will trigger a sublicense royalty payment which will be recognized in this fiscal year and is expected to materially increase the Company’s research expenses and net loss in the fourth quarter of fiscal 2008, ending June 30, 2008.

Flurizan Clinical Trial Status

Flurizan is being studied in two Phase 3 clinical trials. The U.S. Phase 3 trial enrolled 1684 patients with mild Alzheimer’s disease at 131 investigator sites in the U.S. This trial has been completed and preparation of the database for analysis is in process. Announcement of the results of this trial is planned for June, 2008. In addition, a second Phase 3 trial enrolled 840 patients with mild Alzheimer’s disease at 90

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

investigator sites globally. This trial is scheduled for completion around the end of 2008.

Flurizan®, is a registered trademark of Myriad Genetics, Inc. Cipralex®, Lexapro®, Ebixa®, Namenda®, Azilect®, Serdolect® and Circadin® are trademarks of Lundbeck or others.

Myriad Genetics, Inc. is a biopharmaceutical company focused on the development of novel healthcare products. The Company develops and markets predictive medicine products, and is developing and intends to market therapeutic products. Myriad s news and other information are available on the Company’s Web site at www.myriad.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to potential milestone and royalty payments that may be received under the commercialization agreement with Lundbeck, the expectation that Lundbeck’s knowledge of the European Alzheimer’s market will provide an opportunity for the fast and expert commercialization of Flurizan in Europe, Myriad’s commercialization strategy in the United States, including its plans to build and utilize its own sales force and to arrange for manufacturing and supply, Myriad’s commercialization strategy in Japan and the Pacific Rim, the expected impact on Myriad’s financial results of the up-front payment from Lundbeck and the related sublicense royalty obligations to Encore Pharmaceuticals, and plans for the announcement of U.S. Phase 3 results and the completion of the global Phase 3 trial of Flurizan. These forward looking statements are based on management’s current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to, our inability to further identify, develop and achieve commercial success for new products and technologies; our ability to discover drugs that are safer and more efficacious than our competitors; our ability to develop molecular diagnostic products that help assess which patients are subject to greater risk of developing diseases and who would therefore benefit from new preventive therapies; the possibility of delays in the research and development necessary to select drug development candidates and delays in clinical trials; the risk that clinical trials may not result in marketable products; the risk that we may be unable to successfully finance and secure regulatory approval of and market our drug candidates, or that clinical trials will not be completed on the timelines we have estimated; uncertainties about our ability to obtain new corporate collaborations and acquire new technologies on satisfactory terms, if at all; the development of competing products and services; our ability to protect our proprietary technologies; patent-infringement claims; risks of new, changing and competitive technologies and regulations in the United States and internationally; and other factors discussed under the heading “Risk Factors” contained in Item 1A in our Annual Report on Form 10-K for the year ended June 30, 2007, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. All information in this press release is as of the date of the release, and Myriad undertakes no duty to update this information unless required by law.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Release No XXX

X May 2008

Lundbeck acquires European commercialization rights for Flurizan® from Myriad, USA - a new drug in final phase III development for the treatment of Alzheimer’s disease

H. Lundbeck A/S and Myriad Genetics, Inc. today announced that Lundbeck has acquired European commercialization rights to Myriad’s Flurizan® (tarenflurbil). Flurizan® might have the potential to delay disability in patients suffering from Alzheimer’s disease.

Myriad and Lundbeck have entered into a European commercialization agreement under which Lundbeck will have rights to market and sell Flurizan® in the European Union and several associated non-EU countries and will manage the regulatory process. Lundbeck has agreed to pay Myriad an initial USD 100 million and will pay up to USD 250 million in connection with regulatory approvals. Furthermore, Lundbeck has agreed to pay attractive commercialization milestones and will purchase bulk pharmaceutical material from Myriad. Lundbeck has also agreed to pay escalating royalties of 20 – 39% on sales less the amount paid to Myriad for the bulk drug.

“Lundbeck has an excellent track record in the field of Alzheimer’s disease and is globally known for its reputation as a CNS speciality pharmaceutical company. I can’t think of a better European partner for Flurizan®,” said Peter Meldrum, President and CEO of Myriad Genetics, Inc. “The selection of Lundbeck as our European partner completes the first stage of our global commercialization strategy for Flurizan®.”

“We are very excited to be entering this partnership with Myriad. Flurizan® has the potential to bring an important new Alzheimer’s medicine to patients in Europe,” said Executive Vice President Anders Gersel Pedersen, head of drug development at Lundbeck. “Lundbeck is fully committed to the field of Alzheimer’s disease and this partnership further demonstrates that commitment.”

About Flurizan®

More than 200 patients have been treated in the clinical phase II trials with Flurizan®. Overall, the results support the hypothesis that Flurizan® may delay the disability of Alzheimer’s disease. Flurizan® has an attractive therapeutic and safety profile in patients with mild Alzheimer’s treated for 1 year. In addition to the reported significant benefit observed in patients with mild Alzheimer’s in activities of daily living (p=0.033), global function (p=0.042) and a positive trend in cognition, the phase II data revealed a significant reduction (p=0.020) in the number of and a delay in time

H. Lundbeck A/S	X May 2008
Lundbeck acquires European commercialization rights for Flurizan® from Myriad, USA - a new drug in final phase III development for the treatment of Alzheimer’s disease	Release No XXX

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to psychiatric events (p=0.011)1. In a 24-month follow up study Flurizan® demonstrates an increasing response rate (absolute risk reduction) over time in subjects with mild Alzheimer’s disease treated with Flurizan®. These long-term and increasing response rates have not been observed previously in clinical studies of drugs in Alzheimer’s disease2. However, as with all clinical phase 2 results these data are preliminary and needs to be confirmed in larger clinical phase 3 trials.

Flurizan® is now being studied in two final phase 3 clinical trials. The US phase 3 trial enrolled 1,684 patients with mild Alzheimer’s disease at 131 investigator sites in the US. This trial has completed and preparation of the database for analysis is in process. Announcement of the results of this trial is planned for June 2008. The global phase 3 trial enrolled 840 patients with mild Alzheimer’s disease at 90 investigator sites globally. The trial is scheduled for completion during the fall of 2008 and data are planned to be available towards the end of the year.

Regulatory submissions are anticipated during first half of 2009.

About Alzheimer’s disease

Alzheimer’s disease is a neurodegenerative disease characterised by progressive cognitive impairment such as memory loss, reduced perception ability and language disruptions, eventually preventing the patient from taking care of himself. Anxiety, confusion and anger may occur in the late stages of the disease.

Alzheimer’s disease affects 5% of the population over the age of 65 and more than 30% of the over-85 age group. Today, about 60% of Alzheimer patients are correctly diagnosed, and of these patients about 80% are diagnosed with either moderate or severe Alzheimer’s disease. It is estimated that there are between 5-6 million people with dementia/Alzheimer’s in Europe. The total costs to society is estimated to amount to EUR 55 million making dementia the most expensive brain disorder from a medical perspective.3 The aging population in Europe will make dementia an even bigger burden to society in the years to come. Studies have shown that even relatively small delays in disease progression will have huge impact on medical costs.

[1]

MPC-7869, a Selective Aß42-Lowering Agent, Delays Time to Clinically Significant Psychiatric Adverse Events in Alzheimer’s Disease: Analysis from a 12-Month Phase 2 Trial (Mintzer); July 17, 2006 - ICAD 2006; Madrid, Spain

[2]

A Responder Analysis of Tarenflurbil (MPC-7869), a Selective Aß42-Lowering Agent, in Mild Alzheimer’s Disease (AD): Analysis from a Phase 2 Study of up to 24 months of Treatment (Zavitz). May 2, 2007 - AAN 2007; Boston, MA

[3]	Costs of Disorders of the Brain in Europe; European Journal of Neurology; Volume 12, Supplement 1, June 2005

H. Lundbeck A/S	X May 2008
Lundbeck acquires European commercialization rights for Flurizan® from Myriad, USA - a new drug in final phase III development for the treatment of Alzheimer’s disease	Release No XXX

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Termination of share buy back programme in Lundbeck

In connection with the announcement of the acquisition of the European rights for Flurizan® Lundbeck has decided to terminate its ongoing share buy back programme. At 20 May 2008, a total of 30,311,384 shares had been bought back, corresponding to a transaction value of DKK 4,046,565,225 and an average purchase price of DKK 133.4999, equal to about 67% of the total programme. Last day of potential trading will be today, Thursday 22 May 2008.

Since the initiation of the share buy back programme Lundbeck has publicly announced that it has been entitled to terminate the share buy back programme at any time as a consequence of changes to the company’s financial position or changes in the market for instance acquisitions or in-licensing opportunities. Besides the acquisition of European rights for Flurizan® Lundbeck will continue to actively pursue further in-licensing or acquisition opportunities.

The content of this release will have no influence on the Lundbeck Group’s revenue and profit from operations (EBIT) for 2008. Lundbeck expects an investment level of approximately DKK 500 million excluding in-licensing and milestone payments and approximately DKK 1,075 million including in-licensing and milestone payments.

Myriad Contact

William A. Hockett

EVP, Corporate Communications

+1 (801) 584-3600

email: bhockett@myriad.com

Lundbeck contacts

Investors:	Media:

Jacob Tolstrup	Jens Harder Højbjerg
Director	Media Relations Manager
+45 36 43 30 79	+45 36 43 28 33

Palle Holm Olesen
Head of Investor Relations
+45 36 43 24 26

Stock Exchange Release No XXX – X May 2008

H. Lundbeck A/S	X May 2008
Lundbeck acquires European commercialization rights for Flurizan® from Myriad, USA - a new drug in final phase III development for the treatment of Alzheimer’s disease	Release No XXX

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

About Myriad Genetics

Myriad Genetics, Inc. is a biopharmaceutical company focused on the development of novel healthcare products. The Company develops and markets predictive medicine products, and is developing and intends to market therapeutic products. Myriad’s news and other information are available on the Company’s Web site at www.myriad.com.

About Lundbeck

H. Lundbeck A/S is an international pharmaceutical company engaged in the research and development, production, marketing and sale of pharmaceuticals for the treatment of psychiatric and neurological disorders. In 2007, the company’s revenue was DKK 11 billion (approximately EUR 1.6 billion or USD 2.0 billion). The number of employees is approx. 5,300 globally. For more information, please visit www.lundbeck.com.

H. Lundbeck A/S	X May 2008
Lundbeck acquires European commercialization rights for Flurizan® from Myriad, USA - a new drug in final phase III development for the treatment of Alzheimer’s disease	Release No XXX

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 14

AESICA AGREEMENT

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

DATED	JANUARY 1,2005

(1)	AESICA PHARMACEUTICALS LIMITED

(2)	MYRIAD PHARMACEUTICALS, INC.

DEVELOPMENT AND SUPPLY

AGREEMENT

PXSU-5(l) For IT use only Circulation Date: 18 January 2005

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONTENTS

Clause		Page
1	INTERPRETATION	1
2	DEVELOPMENT	6
3	SALE AND PURCHASE OF THE PRODUCTS	8
4	ORDERS, FORECASTS AND REPORTS	11
5	CONDITIONS OF SALE	12
6	SPECIFICATION OF THE PRODUCTS AND WARRANTY	12
7	MANUFACTURE AND DELIVERY OF THE PRODUCTS	15
8	PRICE OF THE PRODUCTS	16
9	OWNERSHIP OF THE PRODUCTS	17
10	INTELLECTUAL PROPERTY	18
11	REPRESENTATIONS	19
12	EXPERT DETERMINATION	21
13	FORCE MAJEURE	22
14	DURATION AND TERMINATION	23
15	NATURE OF AGREEMENT	24
16	NOTICES	26
17	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	27
18	CONFIDENTIALITY	27
19	INDEMNIFICATION	28
20	ARBITRATION AND CONTROLLING LAW	29
21	EXECUTION	29

Schedules
1	Specification	30
2	Validation Work	31
3	Stability Testing Plan	37
4	Prices	38

PXSU5(l)

For IT use only Circulation Date: 18 January 2005

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

THIS AGREEMENT is made effective as of January 1, 2005

BETWEEN

(1)	Aesica Pharmaceuticals Limited, a company registered in England and Wales (registered number 5188033) whose registered office is at Windmill Industrial Estate, Shotton Lane, Cramlington, Northumberland NE23 3JL (“Aesica”); and

(2)	Myriad Pharmaceuticals Inc., a Delaware corporation, whose principle office is at 320 Wakara Way, Salt Lake City, UT 84108, USA (“Myriad”).

BACKGROUND

(A)	Aesica carries on the business of developing, manufacturing and selling pharmaceutical products.

(B)	Myriad carries on the business of developing, manufacturing and selling pharmaceutical products, and wishes to appoint Aesica to develop, manufacture and supply the Drug Substance (as hereinafter defined) which Myriad will purchase from Aesica to incorporate into its own Drug Products (as hereinafter defined).

(C)	Aesica is willing to develop, manufacture, and sell and Myriad to purchase the Drug Substance on the terms set out in this Agreement.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1	In this Agreement, the following expressions shall have the following meanings unless the context otherwise requires:

“Batch” or “Lot”	a specific quantity of the Drug Substance that is intended to be of uniform character and quality and is manufactured during a single cycle of manufacture;

“Business Day”	any day other than Saturday or Sunday or a bank or public holiday in the United States or England;

“Certificate of Analysis”	a document, signed by an authorised representative of Aesica, certifying the Specification for, and testing methods applied to, the Drag Substance, and the results thereof, and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

which includes the Drug Substance date of manufacture, date of release, and date for re-testing;

“Certificate of GMP Compliance”	a document, signed by an authorised representative of Aesica, certifying that the Drug Substance being delivered to Myriad has been manufactured in conformity with GMP standards;

“C.F.R.”	the Code of Federal Regulations;

“CMC Data”	the chemistry, manufacturing and controls data and supporting documentation set out in 21 C.F.R. 601.2 as amended from time to time, as such data may be amended or supplanted from time to time;

“Commencement Date”	January 1,2005;

“Development Phase”	the period during which the GMP Manufacturing process and analytical methods for the Drug Substance are being developed by Aesica in accordance with Clause 2, that is, from the Commencement Date up to the Validation Date;

“Drug Master File” or “DMF”	a submission to a Governmental or Regulatory Authority that may be used to provide detailed information, including proprietary information, about facilities, processes or articles used in the manufacturing, processing, packaging and storing of one or more human drugs;

“Drug Product”	any drug product developed by, for or on behalf of Myriad and containing Drug Substance;

“Drug Substance”	(R)-Flurbiprofen manufactured in accordance with the Specification;

“Force Majeure”	any cause preventing either party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

control of the party so prevented including, without limitation, strikes, lockouts or other industrial disputes (whether involving the workforce of the party so prevented or any other party) act of God, war, an act of terrorism, riot, civil commotion, malicious damage, compliance with any law or governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood, or storm or default of suppliers or sub-contractors;

“GLP”	current good laboratory practices applicable to the analytical testing and development of the Drug Substance, including without limitation, standards of equipment, facilities, storage, standards of analysis and quality control as established by the applicable Government or Regulatory Authority;

“ICH Guidelines”	those guidelines endorsed by the International Conference on Harmonisation of Technical Requirements for Registrations of Pharmaceuticals for human use;

“Good Manufacturing Practice” or “GMP”	the regulatory standards and principles and guidelines of good manufacturing practice as in effect from time to time relating to the manufacture of medicinal products including, without limitation, standards for equipment, facilities, production, analytical and process validation, training, documentation, deviation reports, and quality control established by the applicable Governmental or Regulatory Authority, also referred to as “Current Good Manufacturing Practice” or “cGMP”;

“Governmental or Regulatory Authority”	Any local or national agency, authority, department, court, tribunal, arbitrator, inspectorate, minister, ministry official or public or statutory person (whether autonomous or not)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of, or of any government of, any country having jurisdiction over this Agreement or any of the Parties or in respect of the regulation of medicinal products including the U.S. FDA, the European Commission and the European Court of Justice;

“Intellectual Property Rights”	all patents, trade secrets, know-how, techniques, technology, designs, inventions, improvements, discoveries, ideas, concepts, methods, data, proprietary information or other intellectual property rights,

“Manufacture” and “Manufacturing”	all steps and activities necessary to produce Drug Substance according to the Specification in final form, including without limitation, the manufacturing, processing, filling, intermediate and release testing, stability testing, packaging, labelling, holding, quality control and release of the Drug Substance in accordance with the terms and conditions hereof and in compliance with GMP, GLP and ICH Guidelines;

“NDA”	a New Drug Application as such term is defined and used in CFR Title 21, Part 314, or any corresponding new drug applications as required by a Governmental or Regulatory Authority, for example, the Common Technical Document (CTD) format;

“Prices”	The prices payable for the Drug Substance in accordance with Clause 8 and Schedule 4;

“Product Licence”	the authorisation for the sale and marketing of a Drug Product granted by a Governmental or Regulatory Authority;

“Qualify”, “Qualified” or “Qualification”	a process through which alternative sources of raw materials utilised in the synthesis of the Drug Substance are proven to be comparable to original sources according GMP guidelines and/or practices using the validated

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Manufacturing process developed pursuant to Clause 2;

“Specification”	the specification of the Drug Substance, including its packaging and labelling, set out in Schedule 1, or any other specification of the Drug Substance agreed in writing by Aesica and Myriad from time to time, or as, during the Supply Phase, determined by any relevant Governmental or Regulatory Authority set out in any Product Licence;

“Statement of Release”	a signed, lot specific form provided by Aesica certifying that all pertinent batch related documentation has been reviewed by proper Quality/Regulatory personnel and that the Drug Substance is acceptable for clinical and commercial use;

“Supply Phase”	the period of this Agreement following the Validation Date, during which period it is intended that Aesica will supply Myriad with the Drug Substance;

“Validation”	the processes and steps necessary for GMP Manufacturing and analytical testing of Drug Substance Manufactured by Aesica for Myriad which satisfy Drug Substance and Drug Product validation requirements in connection with Product Licence applications (and “Validated” shall be construed accordingly);

“Validation Date”	the date on which Validation has been completed and accepted by Myriad;

“Validation Work”	the development, process and analytical validation, and qualification work contemplated hereunder as set out in Clause 2 and Schedule 2 in order to produce Batches of Drug Substance Manufactured by Aesica for Myriad which satisfy Drug Substance and Drug Product Validation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

requirements in connection with Product Licence applications;

“Year”	the period from the Commencement Date to 31 December 2005 and each consecutive period of 12 months thereafter commencing on 1 January and ending on 31 December during the period of this Agreement, or any shorter period commencing on 1 January and ending on the termination of this Agreement

1.2	The index and headings to the clauses and Schedules of this Agreement shall not affect its construction.

1.3	Where the context so requires or admits, the masculine shall include the feminine and the neuter and the singular shall include the plural and vice versa.

1.4	Any reference to “writing” includes reference to any communication effected by post or facsimile.

1.5	Any reference in this Agreement to a clause or Schedule is a reference to a clause of or a Schedule to this Agreement, and references to paragraphs are to paragraphs in the Schedule in which such paragraph appears.

1.6	The expression “person” means any individual, firm, company, incorporated association, partnership, government, state, or agency of state, or joint venture.

1.7	Any reference to a statute or statutory provision shall be construed as a reference to the same as from time to time amended, consolidated, modified, extended, re-enacted or replaced provided that in the case of amendments, consolidation, modification, extensions, re-enactments or replacements made after the date of this Agreement they shall not have effected a substantive change to that provision.

2.	DEVELOPMENT

2.1	During the Development Phase Aesica shall carry out the Validation Work in order to develop a GMP Manufacturing process for the Drug Substance based on Aesica’s proprietary and intellectual property rights for the Manufacture of the Drug Substance, which process shall be Validated in accordance with the Validation timetable set out in Schedule 2. Myriad shall not unreasonably withhold or delay acceptance of the Validation process at any stage.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2	During the Development Phase and the Supply Phase, Aesica shall provide a Lot specific Certificate of Analysis, Certificate of GMP Compliance and Statement of Release for each Batch of Drug Substance.

2.3	Aesica shall perform the process Validation for the Drug Substance for the Manufacturing steps as necessary to be in full compliance with GMP to a plan to be agreed to by Myriad. Aesica will take all reasonable steps to secure all regulatory approvals, licenses and permits necessary for the Manufacture and supply to Myriad of the Drug Substance.

2.4	Aesica shall develop GMP and GLP compliant in-process and release control methods and test methods, and CMC Data, including analytical test methods, for quality control of the Drug Substance. From time to time Myriad may propose that Aesica uses test methods already available at Myriad and transferred to Aesica, so long as such test methods are commercially feasible in Aesica’s absolute discretion.

2.5	Aesica shall validate test methods for quality control of the Drug Substance that support registration and commercial use of the Drug Substance in the United States, Europe, Japan and Canada.

2.6	Aesica shall carry out stability studies for the Drug Substance according to ICH guidelines and the Stability Testing Plan set forth in Schedule 3 and develop validated stability indicating test methods for the stability studies.

2.7	Aesica shall prepare and submit any necessary DMF relating to the Drug Substance and flurbiprofen racemate according to the requirements of the FDA (Type II), the Governmental or Regulatory Agencies for Europe, Canada, and Japan, and such other countries to which the parties may mutually agree. Aesica shall be solely responsible for liaison with those agencies including compliance with any directions issued by them. Aesica shall promptly notify Myriad of any and all material communications or notices issued by such Regulatory Agencies in relation to the Drug Substance or flurbiprofen racemate, including providing Myriad with copies of any such communications, and Aesica shall consult with Myriad on the responses thereto.

2.8	Aesica shall, upon request by Myriad, execute and deliver a cross-referral letter (or other necessary letters of authorisation) to the applicable Governmental or Regulatory Authority authorising Myriad to reference any applicable DMFs relating to the Drug Substance and flurbiprofen racemate.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.9	Aesica shall provide Myriad, in English, an electronic and hard copy of any applicable DMFs relating to the Drug Substance. Any DMF will have no closed portions, nor portions redacted in respect to Myriad. Aesica shall promptly provide to Myriad all updates, revisions and amendments to the DMF relating to the Drug Substance.

2.10	Aesica shall allow reasonable access to, and grants Myriad the right to use, all DMF’s contents relating to the Drug Substance.

3.	SALE AND PURCHASE OF THE PRODUCTS

3.1	During the continuance of this Agreement, Aesica shall manufacture and sell and Myriad shall purchase such quantities of the Drug Substance as Myriad orders from time to time pursuant to the terms and conditions of this Agreement.

3.2	In each Year during the Supply Phase, Myriad shall place orders with Aesica for not less than:

3.2.1	of Myriad’s requirements of the Drug Substance (calculated by reference to the total quantities of the Drug Substance of which Myriad takes delivery from any person in that Year or which are manufactured by or on behalf of Myriad in that Year) for up to kilograms per Year of Drug Substance. By way of illustration, if Myriad’s annual requirements for Drug Substance were kilograms, Myriad would be required to place purchase orders with Aesica for not less than kilograms of such annual requirements; however, if Myriad’s annual requirements for Drug Substances were kilograms, Myriad would be required to place purchase orders with Aesica for not less than kilograms of such annual requirements; and

3.2.2	of Myriad’s requirements of the Drug Substance (calculated by reference to the total quantities of the Drug Substance of which Myriad takes delivery from any person in that Year or which are manufactured by or on behalf of Myriad in that Year) for any Drug Substance over and up to kilograms per Year of Drug Substance. By way of illustration, if Myriad’s annual requirements for Drug Substance were kilograms, Myriad would be required to place purchase orders with Aesica for not less than (a) kilograms of such annual requirements, plus (b) kilograms of such annual requirements for a total of kilograms of such, annual requirements.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2.3	Myriad’s annual requirements for Drug Substance above kilograms per Year shall be awarded by Myriad, at Myriad’s discretion, on a competitive basis. Additionally, Myriad may order up to kilograms of Drug Substance for each alternative source manufacturer of Drug Substance designated by Myriad for the purpose of creating validation batches of Drug Substance which volumes of Drug Substance will not be counted in calculating the Aesica minimum volume commitments set forth above.

3.3	Beginning two years after the commencement of the Supply Period, Myriad reserves the right to reduce its minimum annual purchase requirements if: (a) where Aesica has supplied to Myriad the majority of Myriad’s annual supply requirements of Drug Substance for the Year preceding the effective Year of a price change, if pricing by Aesica for the Drug Substance is greater than the lowest of the prices for the Drug Substance offered by Myriad’s alternative source manufacturers (excluding in-house manufacture) and provided that Aesica has not, within 30 days of receiving notice from Myriad of the prices offered by alternative manufacturers (supported by written evidence of the same), agreed to match a price equivalent to such lowest alternative; (b) where Aesica has supplied to Myriad less than the majority of Myriad’s annual supply requirements of Drug Substance for the Year preceding the effective Year of a price change, if pricing by Aesica for the Drug Substance is greater than the highest of the prices for the Drug Substance offered by Myriad’s alternative source manufacturers who are supplying at least metric tons of product per year (excluding in-house manufacture) and provided that Aesica has not, within 30 days of receiving notice from Myriad of the highest price offered by such an alternative manufacturer (supported by written evidence of the same), agreed to match a price equivalent to such highest price alternative; (c) pricing by Aesica for the Drug Substance is greater than of the putative open market price for Drug Substance manufactured in-house by Myriad (which putative open market price shall be determined by the Expert) and provided that Aesica has not, within 30 days of receiving notice from Myriad of such putative open market price, agreed to match a price equivalent to of that putative open market price; or (d) Aesica fails to substantially comply with performance metrics for the manufacture and delivery of Drug Substance to Myriad as the parties shall establish from time to time. By way of illustration, a performance metric may require, on a quarterly basis, on-time delivery of acceptable Drug Substance. The parties shall use all reasonable endeavours to agree on the performance metrics referred to in this Clause 3.3. If the parties are unable to agree on performance metrics, upon written request by either of the parties, the matter shall be referred to the Expert for final determination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.4	Aesica shall maintain adequate and accurate records covering the Manufacture, Qualification of alternative sources of raw materials and process intermediates, quality control testing, stability testing and release of the Drug Substance and all other services provided hereunder in accordance with GMPs, GLPs, and Aesica’s quality assurance standard operating procedures until termination of the Agreement, plus 3 years, except where applicable laws or regulations require a longer period. Aesica will make such information available to the U.S. Food and Drug Administration, other Governmental or Regulatory Agencies and Myriad as may reasonably be requested. Subject to the foregoing record maintenance requirement, Aesica will notify Myriad before destroying any records developed under this Agreement. In such case, Myriad retains the option of having the records shipped to Myriad in accordance with Myriad’s instructions and at Myriad’s expense.

3.5	During the Development Phase, or for any Batch to be utilized for human clinical trials, Myriad will receive copies of master Batch records for review and approval, and completed batch-specific Batch records, Certificate of Analysis, Certificate of GMP Compliance, and Statement of Release for review and approval prior to Myriad’s acceptance of any Drug Substance.

3.6	During the Supply Phase, no Drug Substance will be released for shipment to Myriad without a completed Certificate of Analysis, Certificate of GMP Compliance, and Statement of Release.

3.7	From time to time during the Supply Phase, as part of Myriad’s compliance and quality reviews, on reasonable notice, Myriad may request, and Aesica will provide, copies of completed, batch-specific Batch records for review. Aesica will provide Myriad with copies of Batch records for any scale-up production batches.

3.8	Aesica will notify Myriad as soon as reasonably possible of any material change or major deviation in the Manufacturing process for the Drug Substance, or if Aesica encounters any material error or problem in the production or quality of the final Drug Substance product. In such a case, as soon as possible, Aesica will provide all associated production records for the affected Batch.

3.9	Within 120 days following each Year-end, Aesica will prepare, and deliver a copy to Myriad, an Annual Product Review which includes a 12 month summary of the production of Drug Substance by Batch for the previous Year. The Annual Product Review shall be in sufficient detail so as to disclose any material deviations, variances or problems encountered in the production of Drug Substance.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.10	Upon reasonable notice and during normal business hours, Myriad shall have the right to audit Aesica’s production and analytical records, including the right to inspect Drug Substance production and analytical test facilities, to document and assure regulatory compliance.

4.	ORDERS, FORECASTS AND REPORTS

4.1	Orders for the Drug Substance shall be given by Myriad to Aesica in writing or, if given orally, shall be confirmed by Myriad in writing not more than 3 business days after the order is given by Myriad. During the Development Phase, orders shall not specify a delivery date earlier than 180 days after the date of the order unless otherwise agreed to in writing by the parties. Myriad may cancel or change any order at any time; however, in such a case, Myriad shall be responsible to reimburse Aesica for all incurred costs and any costs which cannot be rescheduled or cancelled with respect to such order.

4.2	On the Commencement Date and six monthly thereafter during the Development Phase, Myriad shall notify Aesica in writing of its estimated orders of the Drug Substance for the coming [***] month period, and of any revisions to those estimates, forthwith after they are made. Any such estimates are non-binding.

43	During the Supply Phase, on the first business day of each calendar quarter, Myriad shall provide to Aesica in writing Myriad’s estimated month forecast of orders for the Drug Substance. Any such estimates are non-binding. Upon commencement of the Supply Phase, and from time to time thereafter as commercial production dictates, the parties shall discuss in good faith in order to agree on production lead times, purchase order lead times, and purchase order flexibility for the supply of Drug Substance. Such agreed upon purchase order terms shall be memorialized in writing as addendums to this Agreement.

4.4	Whilst Aesica agrees to take all such steps as may reasonably be required to fulfil its obligations under this Agreement in the normal course, Aesica shall not be obliged to give Myriad any priority over any other customer of Aesica with regard to the supply or delivery of the Drug Substance; however, Myriad will at least be given equal, or a pro rata, priority as with any other customers of Aesica.

4.5	If at any time Myriad’s orders for the Drug Substance exceeds (or it appears from any of the estimates or revised estimates given pursuant to this Agreement that they will exceed) the output capacity or available stocks of Aesica, Aesica shall as soon as practicable notify Myriad.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.6	For any Year of the Supply Phase in which Myriad has not placed orders with Aesica for at least kilograms of Drug Substance, then within 90 days after the end of any such Year, Myriad shall at Aesica’s request prepare and submit to Aesica a report showing the total quantity of the Drug Substance of which Myriad has taken delivery from any person in that Year.

4.7	Aesica and its representatives, at Aesica’s expense, shall be entitled to audit the report referred to in Clause 4.6 above and the information upon which it is based. Myriad shall deliver to Aesica such information as Aesica shall reasonably request for such audit and shall allow Aesica and its representatives access to its premises upon reasonable prior notice to audit such information.

4.8	Aesica from the Commencement Date unless this Agreement is terminated by Myriad under clause 14.1 or by Aesica under clause 14.2 in which case this provision will not survive termination of this Agreement. Should the Agreement still be in force after the expiry of such 10 year period, Aesica agrees to supply the Drug Substance to Myriad at the best price based on volume requirements (i.e. the Drug Substance will be supplied to Myriad at a price no higher than the price charged by Aesica to any of its other customers for the Drug Substance at similar volumes).

4.9	Except as otherwise provided for in this Agreement,

5.	CONDITIONS OF SALE

All sales of Drug Substance pursuant to this Agreement shall be subject to the terms and conditions of sale contained in this Agreement or in any Addendum hereto as the parties may agree to from time to time.

6.	SPECIFICATION OF THE PRODUCTS AND WARRANTY

6.1	Specification

Aesica shall consult with Myriad from time to time during the continuance of this Agreement in order to ensure that the Drug Substance to be sold by Aesica to Myriad is in conformity with the Specification. Myriad may modify the Specification from time to time as Myriad deems necessary. Aesica shall use its commercially

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reasonable efforts to implement any such changes or modifications to the Specification; however, Aesica will not be required to implement any change or modification of the Specification which results in a material cost to Aesica (in relation to the total amount of sales of Drug Substance under the Agreement) unless Myriad is willing to compensate Aesica for such cost or if it is practically impossible to make that change or if such change would not comply with any legal requirements or the requirements of any Regulatory Authority.

6.2	Warranty

6.2.1	Aesica warrants that the Drug Substance shall comply in all respects with the Specification and be manufactured using a GMP Manufacturing process.

6.2.2	Myriad shall inspect the Drug Substance as soon as is commercially reasonable following delivery. Any claims concerning the quality or quantity of the Drug Substance delivered must be raised by Myriad as soon as practicable, and in any event within days following delivery of the Drug Substance to Myriad’s (or Myriad’s designee’s) premises, or, in the case of latent defects which cannot be detected upon reasonable inspection, no later than days following detection by Myriad. If no claim is received by Aesica during this period, the Drug Substance shall be deemed to have been accepted by Myriad and Aesica shall have no liability whatsoever in respect of any defects in the Drug Substance. In the case of a claim by Myriad which is accepted by Aesica relating to a missing quantity of the Drug Substance, Aesica’s liability shall be limited to the prompt, not to exceed re-supply of the missing quantity to Myriad. In the case of a validated claim made by Myriad in respect of the quality of the Drug Substance, Aesica’s liability shall be limited to, at Myriad’s option, either:

6.2.2.1	Prompt, not to exceed replacement of the quantity of Drug Substance affected free of charge ; or

6.2.2.2	refund of the purchase price for the affected quantity of Drug Substance within of receipt by Aesica of the claim.

6.2.2.3	Additionally, Aesica shall reimburse Myriad for all reasonable costs incurred to recall, collect and destroy drug product containing Drug Substance from the marketplace if discovery of the defect is not made until after distribution of the drug product

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

into the marketplace, such reimbursement to Myriad shall not exceed

6.3	Exclusion of Liability

6.3.1	Aesica does not exclude its liability (if any) to Myriad:

6.3.1.1	for breach of Aesica’s obligations arising under section 12 Sale of Goods Act 1979 or section 2 Sale and Supply of Goods and Services Act 1982;

6.3.1.2	for personal injury or death resulting from Aesica’s negligence;

6.3.1.3	under section 2(3) Consumer Protection Act 1987;

6.3.1.4	for any matter which it would be illegal for Aesica to exclude or to attempt to exclude its liability; or

6.3.1.5	for fraud.

6.3.2	Except as otherwise provided for herein, Aesica will be under no liability to Myriad whatsoever (whether in contract, tort (including negligence), breach of statutory duty, restitution or otherwise) for any injury, death, damage or direct, indirect or consequential loss (all three of which terms include, without limitation, pure economic loss, loss of profits, loss of business, depletion of goodwill and like loss) howsoever caused arising out of or in connection with:

6.3.2.1	the Drug Substance, or the manufacture or sale or supply, or failure or delay in supply, of the Drug Substance by Aesica or on the part of Aesica’s employees, agents or sub-contractors;

6.3.2.2	any breach by Aesica of any of the express or implied terms of this Agreement;

6.3.2.3	any use made or resale by Myriad of any of the Drug Substance, or of any Drug Product; or

6.3.2.4	any statement made or not made, or advice given or not given, by or on behalf of Aesica.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.3.3	Except as otherwise provided for herein, Aesica hereby excludes to the fullest extent permissible in law, all conditions, warranties and stipulations, express (other than those set out in this Agreement) or implied, statutory, customary or otherwise which, but for such exclusion, would or might subsist in favour of Myriad.

6.3.4	Myriad acknowledges that the provisions of Clauses 7.2 and 13 and this Clause 6 are reasonable and Myriad will accept such risk and/or insure accordingly.

7.	MANUFACTURE AND DELIVERY OF THE PRODUCTS

7.1	Aesica shall use all reasonable endeavours to Manufacture and maintain sufficient stocks of the Drag Substance, and applicable raw materials and intermediates as necessary, to fulfil its obligations under this Agreement.

7.2	Aesica will use reasonable endeavours to deliver each of Myriad’s orders for the Drug Substance within the time agreed when Myriad places an order and, if no time is agreed, then within a reasonable time. If, despite those endeavours, Aesica is unable for any reason to fulfil any delivery of the Drug Substance on the Specified date, Aesica will be deemed not to be in breach of this Agreement, nor (for the avoidance of doubt) will Aesica have any liability to Myriad for direct, indirect or consequential loss (all three of which terms includes, without limitation, pure economic loss, loss of profits, loss of business, depletion of goodwill and like loss) howsoever caused (including as a result of negligence) by any delay or failure in delivery except as otherwise provided for in this Agreement. Any delay in delivery will not entitle Myriad to cancel the order unless and until Myriad has given 7 days’ written notice to Aesica requiring the delivery to be made and Aesica has not fulfilled the delivery within that period. If Myriad cancels the order in accordance with this Clause 7.2 then:

7.2.1	Aesica will refund to Myriad any sums which Myriad has paid to Aesica in respect of that order or part of the order which has been cancelled; and

7.2.2	Myriad will be under no liability to make any further payments in respect of that order or part of the order which has been cancelled.

7.3	With Myriad’s prior approval, Aesica shall arrange for suitable transport of the Drug Substance to Myriad’s designee’s premises at the following address (or such other European premises as Myriad may notify to Aesica from time to time) and arrange insurance therefor.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Attn: Mr. Ian Hayter

Tel: +44 (0)131 451 2422

Fax: +44(0) 131 451 2076

Quintiles Limited Pharmaceutical Technology

Building F

Simpson Parkway

Kirkton Campus

Livingston, West Lothian

EH54 7BH

7.4	Risk in and responsibility for the Drug Substance shall pass to Myriad on delivery to Myriad’s, or its designee’s, premises.

7.5	Aesica agrees to store Drug Substance manufactured for Myriad at Aesica’s site, under GMP conditions, as Myriad may request from time to time. The parties shall negotiate in good faith the terms and conditions of any such storage, including reasonable compensation to Aesica for such storage.

7.6	All Drug Substance shall be Manufactured at the same site where the Validation Work for the Drug Substance occurred.

8.	PRICE OF THE PRODUCTS

8.1	Subject to the following provisions of this Clause 8, the Prices for the Drug Substance shall be the price set out in Schedule 4. All prices shall be expressed in United States Dollars. All invoices and payment required to be made hereunder shall be in United States Dollars.

8.2	The Prices for the Drug Substance set forth in Schedule 4 shall remain fixed until Myriad has purchased a total quantity of tonnes of the Drug Substance from Aesica under this Agreement.

8.3	Subject to clause 8.2 above, six months prior to the end of each Year, the parties shall negotiate pricing for Drug Substance for the ensuing Year. In determining pricing for the following Year, the parties shall take into account any increases or decreases in the costs of manufacturing (materials, labor and overhead), including but not limited to manufacturing economies of scale, bulk purchasing savings, improvements to manufacturing processes, etc.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.4	The Prices shall be inclusive of the costs of any packaging, labelling, carriage and insurance of the Drug Substance during transit but shall be exclusive of any value added tax or other applicable sales tax or duty which shall be added to the sum in question; however no value added tax shall be added for Drug Substance which is shipped outside of the EU.

8.5	Aesica shall invoice Myriad on despatch of the Drug Substance to Myriad for the Price in respect of that delivery. Myriad shall pay the sums shown to be due for all accepted Drug Substance and any other undisputed amounts in cleared funds to the bank nominated by Aesica within 45 days from the date of Aesica’s invoice.

8.6	If Myriad fails to pay on the due date any amount which is payable to Aesica under this Agreement which is not in dispute by Myriad, then, without prejudice to Clause 14.4, that amount shall bear interest from the due date until payment is made in full, both before and after any judgment, at three per cent per annum over Barclays Bank plc base rate from time to time.

9.	OWNERSHIP OF THE PRODUCTS

9.1	Ownership of the Drug Substance shall not pass to Myriad until Aesica has received in full (in cash or cleared funds) all sums due to it in respect of the Drug Substance.

9.2	Until ownership of the Drug Substance has passed to Myriad, Myriad must:

9.2.1	hold the Drug Substance on a fiduciary basis as Aesica’s bailee;

9.2.2	store the Drug Substance separately from all other goods of Myriad or any third party in such a way that they remain readily identifiable as Aesica’s property;

9.2.3	not destroy, deface or obscure any identifying mark or packaging on or relating to the Drug Substance; and

9.2.4	maintain the Drug Substance in satisfactory condition insured on Aesica’s behalf for their full price against all risks to the reasonable satisfaction of Aesica, and shall whenever requested by Aesica produce a copy of the policy of insurance.

9.3	Notwithstanding the foregoing, Myriad may resell the Drug Substance, process it to produce a Drug Product for sale, and sell Drug Product before ownership has passed to it and Aesica shall be entitled to recover payment for the Drug Substance notwithstanding that title to any of the Drug Substance has not passed from Aesica.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.	INTELLECTUAL PROPERTY

10.1	Myriad shall be the sole and exclusive owner of any inventions, suggestions, ideas, improvements, discoveries, innovations, enhancements, modifications, polymorphic transitions and forms, know-how, data, records and information of every kind (“Inventions”) relating exclusively to the Drug Substance or any Manufacturing or testing process relating thereto, whether developed by Aesica, either alone or jointly with others which are created, discovered or otherwise come into existence after the Commencement Date. Any other Inventions which relate to manufacturing or testing processes or improvements thereto which are not unique to the manufacture of the Drug Substance, shall be owned solely and exclusively by Aesica. Except for the rights and licenses granted under this Agreement, each party retains its ownership rights to its respective Intellectual Property Rights which existed on or before the Commencement Date.

10.2	grants a nonexclusive, world wide, and fully paid-up licence to utilize without the right to sub-license or assign for to make, have manufactured, use, sell, and have sold This licence or of this however, this this Agreement is: a) as a result of of a of this Agreement which of any period of time provided for the resolution and cure of such , or b) . For the avoidance of doubt, this license shall , as from time to time, to

10.3	If Myriad appoints an alternative manufacturer for the Drug Substance in accordance with the terms of this Agreement, or the alternative manufacturer as may be agreed, . Batch records or other necessary and other necessary , to such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.	REPRESENTATIONS

11.1	Myriad represents and warrants to Aesica that:

11.1.1	Myriad is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Myriad has all requisite power and authority to own, operate and lease its properties and to carry on its business as now being conducted, and is duly qualified to do business in every jurisdiction wherein the nature of the business conducted or the assets owned or leased by it make such qualification material to the conduct of its business.

11.1.2	Myriad has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly authorized, executed and delivered by Myriad and, assuming the due authorization, execution and delivery by Aesica, is the legal, valid and binding obligation of Myriad, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general principles of equity.

11.1.3	Myriad has made no assignments, grants, licenses, encumbrances, obligations or agreements which are in conflict with this Agreement.

11.1.4	The execution, delivery and performance of this Agreement by Myriad and the consummation by it of the transactions contemplated hereunder, do not and will not conflict with or result in a breach or termination of any term or provision of, or constitute a default under any other agreement, or result in the creation of any lien, charge or encumbrance upon any of its properties or assets pursuant to any corporate charter, bylaw, mortgage, deed of trust, indenture or other agreement or instrument, or any order, judgment, decree or like restriction, statute or regulation by which it or any of its assets and properties may be bound.

11.1.5	The execution, delivery and performance of this Agreement by Myriad and the consummation by it of the transactions contemplated hereby will not (i) constitute a violation (with or without the giving of notice or lapse of time) of any provision of applicable law, (ii) require any consent, approval or authorization of any person or governmental authority, (iii) result in a default under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel any agreement, lease, franchise, permit, note or other restriction, encumbrance, obligation or liability to which Myriad

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

is a party or by which it is bound or to which any of its assets are subject, (iv) result in the creation of any lien or encumbrance upon Myriad’s assets, (v) conflict with or result in the breach of or constitute a default under any provision of Myriad’s certificate of incorporation or bylaws, or (vi) conflict with, result in a tortious interference as a result of such conflict with, or otherwise violate, any contract or arrangement between Myriad and any other person.

11.2	Aesica represents and warrants to Myriad that:

11.2.1	Aesica is a corporation duly organized, validly existing and in good standing under the laws of England and Wales. Aesica has all requisite power and authority to own, operate and lease its properties and to carry on its business as now being conducted, and is duly qualified to do business in every jurisdiction wherein the nature of the business conducted or the assets owned or leased by it make such qualification material to the conduct of its business.

11.2.2	Aesica has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder including but not limited to the right to sublicense its Intellectual Property Rights as provided for in this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Aesica and, assuming the due authorization, execution and delivery by Myriad, is the legal, valid and binding obligation of Aesica, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general principles of equity.

11.2.3	Aesica has made no assignments, grants, licenses, encumbrances, obligations or agreements which are in conflict with this Agreement.

11.2.4	The execution, delivery and performance of this Agreement by Aesica and the consummation by it of the transactions contemplated hereunder, do not and will not conflict with or result in a breach or termination of any term or provision of, or constitute a default under any other agreement, or result in the creation of any lien, charge or encumbrance upon any of its properties or assets pursuant to any corporate charter, bylaw, mortgage, deed of trust, indenture or other agreement or instrument, or any order, judgment, decree or like restriction, statute or regulation by which it or any of its assets and properties may be bound.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.2.5	The execution, delivery and performance of this Agreement by Aesica and the consummation by it of the transactions contemplated hereby will not (i) constitute a violation (with or without the giving of notice or lapse of time) of any provision of applicable law, (ii) require any consent, approval or authorization of any person or governmental authority, (iii) result in a default under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel any agreement, lease, franchise, permit, note or other restriction, encumbrance, obligation or liability to which Aesica is a party or by which it is bound or to which any of its assets are subject, (iv) result in the creation of any lien or encumbrance upon Aesica’s assets, (v) conflict with or result in the breach of or constitute a default under any provision of Aesica’s certificate of incorporation or bylaws, or (vi) conflict with, result in a tortious interference as a result of such conflict with, or otherwise violate, any contract or arrangement between Aesica and any other person.

11.2.6	To the best knowledge of Aesica, no person, firm or entity has made any claims or threatened, in writing or otherwise, that Aesica is in violation of or has infringed, or will infringe by entering into this Agreement, any Intellectual Property Rights of such third party as they relate to the transactions contemplated under this Agreement. To the best of Aesica’s present knowledge and belief, the manufacture and sale of Drug Substance to Myriad pursuant to the terms of this Agreement, and consummation of the other transactions contemplated under this Agreement, will not constitute infringement of the Intellectual Property Rights of any third party.

11.2.7	Aesica has not , to as they relate utilizing the

12.	EXPERT DETERMINATION

12.1	Any dispute or differences which shall at any time arise between Aesica and Myriad in respect of clause 6.2.1 and clause 3.3, shall be referred to an individual with pharmaceutical manufacturing processes expertise (“Expert”) to be agreed upon by the parties.

12.2	Any Expert shall act as an expert and not as an arbitrator and shall be entitled to appoint such technical expert or experts as he considers necessary to assist him in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

determining the matter referred to him. The decision of the Expert (which shall be given by him in writing stating his reasons) shall be final and binding on the parties.

12.3	Each party shall provide any Expert with such information as he may reasonably require for the purposes of his determination; if either party claims any such information to be confidential to it then, provided that in the opinion of the Expert that party has properly claimed the same as confidential, the Expert shall not disclose the same to the other party or to any third party.

12.4	The costs of any Expert (including the costs of any technical expert appointed by him) shall be borne by the parties in equal proportions.

13.	FORCE MAJEURE

13.1	Neither party to this Agreement shall be deemed to be in breach of this Agreement or otherwise liable to the other party in any manner whatsoever for any failure or delay in performing its obligations under this Agreement due to Force Majeure.

13.2	If a party’s performance of its obligations under this Agreement is affected by Force Majeure:

13.2.1	it shall give written notice to the other party, specifying the nature and extent of the Force Majeure, within seven days of becoming aware of the Force Majeure and will at all times use all reasonable endeavours to mitigate the severity of the Force Majeure;

13.2.2	subject to the provisions of clause 13.3, the date for performance of such obligation shall be deemed suspended but only for a period equal to the delay caused by such event;

13.2.3	it shall not be entitled to payment from the other party in respect of extra costs and expenses incurred by virtue of the Force Majeure.

13.3	If the Force Majeure in question continues for more than six months, either party may give notice in writing to the other to terminate this Agreement. The notice to terminate must specify the termination date, which must not be less than three months after the date on which the notice is given, and once such notice has been validly given, this Agreement will terminate on that termination date.

13.4	If at any time Aesica claims Force Majeure in respect of its obligations under this Agreement with regard to the supply of the Drug Substance, Myriad shall be entitled to obtain from any other person such quantity of the Products as Aesica is unable to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

supply, and that quantity shall be deemed for the purposes only of clause 3.2 to have been purchased from Aesica.

14.	DURATION AND TERMINATION

14.1	This Agreement shall come into force on the Commencement Date and, subject to the following provisions of this clause, shall continue in force for a period of 10 Years and thereafter shall automatically renew for successive one Year periods of time unless terminated by either party giving to the other party at any time not less than 12 months’ written notice to terminate, such termination to be effective on the last day of the applicable Year of termination. Notwithstanding anything to the contrary herein, in its sole discretion, Myriad shall have the right to terminate this Agreement, without cause, such termination to be effective 12 months following the date of written notice to Aesica of Myriad’s intent to terminate the Agreement.

14.2.	Either party may by written notice served on the other terminate this Agreement immediately if the other:

14.2.1	is in material breach of any of the material terms of this Agreement and, where the breach is capable of remedy, the other party fails to remedy such breach within 30 days of service of a written notice from the party not in breach, specifying the breach and requiring it to be remedied provided any such notice is served within six months of the breach occurring or the party not in breach becoming aware of such breach, whichever occurs later.

14.2.2

being a company, summons a meeting of its creditors, makes a proposal for a voluntary arrangement, becomes subject to any voluntary arrangement, is unable to pay its debts within the meaning of section 123 Insolvency Act 1986, has a receiver, manager or administrative receiver appointed over any of its assets, undertakings or income, has passed a resolution for its winding-up (save for the purpose of a voluntary reconstruction or amalgamation), is subject to a petition presented to any Court for its winding-up (save for the purpose of a voluntary reconstruction or amalgamation), has a provisional liquidator appointed, has a proposal made for a scheme of arrangement under section 425 Companies Act 1985, has an administrator appointed in respect of it or is the subject of an application for administration filed at any court or a notice of appointment of an administrator filed at any court or a notice of intention to appoint an administrator given by any person or is the subject of a notice to strike off the register at Companies House;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.2.3	has any distraint, execution or other process levied or enforced on any of its property which is of such a magnitude so as to substantially impair the business operations of such company;

14.2.4	ceases or threatens to cease to trade;

For the purpose of Clause 14.2.1 a breach shall be considered capable of remedy if the party in breach can comply with the provisions in question in all respects other than as to the time of performance (provided that time of performance is not of the essence).

14.3	The rights to terminate this Agreement given by this clause shall not prejudice any other right or remedy of either party in respect of the breach concerned (if any) or any other breach.

14.4	If any party disputes a claim or allegation of breach of a term or condition of this Agreement, then the parties shall submit such dispute to arbitration as set forth in this Agreement, and if the final conclusion of such arbitration is that a party is in breach, such party shall then have 30 days from the date of the final decision of the arbitration to cure such breach.

14.5	Upon the termination of this Agreement for any reason, except as otherwise provided for in this Agreement as to obligations which explicitly, or by their intended terms, survive termination, and to any rights or obligations which have accrued prior to termination, neither party shall have any further obligation to the other under this Agreement.

14.6	If for a period of one year Myriad has ceased all sales of Drug Product and at such time Myriad is not conducting any development work on the Drug Product, then the rights granted to Myriad or its designees under the terms of this Agreement will be terminated.

15.	NATURE OF AGREEMENT

15.1	Assignment and Subcontracting

15.1.1	Aesica shall be entitled to perform any of the obligations undertaken by it and to exercise any of the rights granted to it under this Agreement through any other company which at the relevant time is its holding company or subsidiary (as defined by section 736 and 736A of the Companies Act 1985) or the subsidiary of any such holding company, and any act or omission of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any such company shall for the purposes of this Agreement be deemed to be the act or omission of Aesica.

15.1.2	Aesica shall be entitled to carry out its obligations under this Agreement through any agents or sub-contractors appointed by it with the written approval of Myriad.

15.1.3	Except as provided in clauses 15.1.1 and 15.1.2, neither party may assign the benefit (including any present, future or contingent interest or right to any sums or damages payable by either party under or in connection with this Agreement) or delegate the burden of this Agreement without the prior written consent of the other party (such consent not to be unreasonably withheld or delayed); except either party may assign this Agreement and all of its rights granted hereunder to any entity which acquires substantially all of the pharmaceutical operational assets of that party, or otherwise acquires that party through a merger or other business combination transaction where there is a change in the beneficial ownership of that party of more than 50%.

15.1.4	Nothing in this Agreement shall create, or be deemed to create, a partnership or joint venture between the parties.

15.2	Entire agreement

This Agreement contains all the terms which the parties have agreed in relation to the transactions provided for by this Agreement and neither of the parties have been induced to enter into this Agreement by a statement or promise which it does not contain. This shall not exclude any liability which a party would otherwise have to the other party in respect of any statement made fraudulently by that party prior to the date of this Agreement.

15.3	Invalidity

If any provision of this Agreement is held by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid or unenforceable then that provision will, to the extent required, be severed from this Agreement and will be ineffective without, as far as is possible, modifying any other clause or part of this Agreement and this will not affect any other provisions of this Agreement which will remain in full force and effect.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.4	Waiver

15.4.1	Any failure or delay by either party in exercising any right, power or remedy under this Agreement shall not in any circumstances impair such right, power or remedy nor operate as a waiver of it. The single or partial exercise by a party of any right, power or remedy under this Agreement shall not in any circumstances preclude any other or further exercise of it, or the exercise of any right, power or remedy.

15.4.2	Subject as expressly provided in this Agreement, the rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

15.4.3	Any waiver of a breach of, or default under, any of the terms of this Agreement shall not be deemed a waiver of any subsequent breach or default and shall in no way affect the other terms of this Agreement.

15.5	Variation

No variation of this Agreement shall be valid unless in writing signed by a duly authorised representative of the parties.

16.	NOTICES

Any demand, notice or communication must be in writing and may be given by hand or sent by first class pre-paid post, or facsimile transmission and shall be deemed to have been duly served;

16.1	if delivered by hand, when left at the proper address for service;

16.2	if given or made by prepaid first class post, three days after being posted (excluding Saturdays, Sundays and public holidays);

16.3	if given or made by facsimile transmission at the time of transmission, provided that a confirming copy is sent by first class pre-paid post to the other party within 24 hours after transmission.

Any demand, notice or communication shall be made in writing or by facsimile addressed to the recipient at its registered office or its address stated in this Agreement (or such other address or facsimile number as may be notified in writing from time to time) and shall be marked as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the case of Myriad, for legal matters, to the attention of General Counsel, and for technical matters, to the attention of VP Pre-Clinical Development; and

In the case of Aesica, for legal matters, to the attention of Dr Robert Hardy, and for technical matters, to the attention of Dr Robert Hardy.

17.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties to this Agreement do not intend that any of its terms will be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

18.	CONFIDENTIALITY

18.1	Confidential Information shall mean all information provided by one party to the other and clearly identified as “Confidential” by the transmitting party at the time of disclosure. If such transmittal occurs orally, the transmitting party shall promptly reduce such transmittal to writing, mark and identify it as confidential, and provide such record to the other party within thirty (30) days after the date of disclosure. Confidential Information shall include the terms and conditions of this Agreement.

18.2	During the term of this Agreement and for a period of three years thereafter, neither party shall use or disclose the Confidential Information of the other party except as is necessary to carry out a party’s rights and obligations under this Agreement.

18.3	Nothing set forth herein shall operate to prohibit or prevent a party from disclosing Confidential Information pursuant to any judicial or government request, requirement or order, provided that the disclosing party takes reasonable steps to provide the other party with sufficient prior notice in order to allow the other party to contest such request, requirement or order.

18.4	Specifically excepted from Confidential Information is all information that: (a) was previously known by the receiving party; (b) is publicly disclosed except by breach of this Agreement either prior to or subsequent to the receiving party’s receipt of such information; (c) is rightfully received by the receiving party from a third party without an express obligation of confidence; or (d) is independently developed by personnel of receiving party without use of or reliance upon Confidential Information of the other party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19.	INDEMNIFICATION

19.1	Indemnification by Myriad. Myriad agrees to indemnify, hold harmless and defend Aesica, its trustees, officers, employees, and agents from and against any and all claims, suits, losses, damages, costs, fees, expenses (including attorneys’ fees), and other liabilities asserted by third parties (the “Liabilities”), both government and non-government, resulting from or arising out of: i) Myriad’s breach of any term or condition of this Agreement, ii) the breach of any representation or warranty set forth in Clause 11.1 of this Agreement, or iii) Myriad’s negligence or wilful misconduct. Notwithstanding the forgoing, Myriad shall not be liable to Aesica to the extent the Liabilities result from Aesica’s negligence or wilful misconduct.

19.2	Idemnification by Aesica. Aesica agrees to indemnify, hold harmless and defend Myriad, its directors, officers, employees, and agents from and against the Liabilities, both government and non-government, resulting from or arising out of: i) Aesica’s breach of any term or condition of this Agreement, ii) the breach of any representation or warranty set forth in Clause 11.2 of this Agreement, iii) any claim that the Manufacture or sale of Drug Substance to Myriad infringes the Intellectual Property Rights of a third party, or iv) Aesica’s negligence or wilful misconduct. Notwithstanding the forgoing, Aesica shall not be liable to Myriad to the extent the Liabilities result from Myriad’s negligence or wilful misconduct.

19.3	Indemnification Process. A party seeking indemnification hereunder shall give notice to the other party promptly upon receipt of written notice of the potential claim. The party seeking indemnification shall permit the indemnifying party to assume the defence and/or disposition of any such claim or related litigation, provided that counsel is reasonably acceptable to the party seeking indemnification. The party seeking indemnification shall cooperate with the indemnifying party in all reasonable respects with respect to the defence of any such claim, with the out-of-pocket costs of the party seeking indemnification to be reimbursed by the indemnifying party. No claim shall be settled without the consent of both parties which will not be unreasonably withheld.

19.4	The liability of each party under this Clause 19 shall be limited to provided however that neither party shall exclude or limit its liability for: a) personal injury or death arising out of a party’s negligence; b) for fraud or c) any matter which it would be illegal for a party to exclude or to attempt to exclude its liability.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

20.	ARBITRATION AND CONTROLLING LAW

Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration administered by the American Arbitration Association (“AAA”) under its International Dispute Resolution Procedures, and judgment on the award rendered by the arbitrators shall be binding and may be entered in any court having jurisdiction thereof. Such arbitration shall be filed and conducted at the office of the AAA in New York, New York, and shall be conducted in English by three arbitrators mutually acceptable to the parties selected in accordance with AAA Rules. The laws of the state of Delaware shall be applied to any dispute arising under this Agreement. The arbitrators shall not have the power to award any punitive damages or any damages excluded by this Agreement. Each party will bear its own costs of the arbitration.

21.	EXECUTION

This Agreement may be executed by the parties hereto in separate counterparts. Facsimile signatures shall be deemed to be originals.

THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

Specification

R(-) FLURBIPROFEN SPECIFICATION

Test	Acceptance Criteria	. Method

Description

Infrared Spectrum

Residue on Ignition

Loss on Drying :
(Dried for more than 3 hours at 60°C, pressure not exceeding 5mm of Hg over phosphorous pentoxide)

Heavy Metals

Related Substances :

2-(4-biphenylyl)propionic acid

Methyl (2-(2-fluoro-4-biphenylyl))propionate

I-Phenylethyl-(2-(2-fluorobiphenyl-4-yl))propionamide

Any other named impurity

Unidentified Impurities

Total:

a – methylbenzylamine

Optical Purity

Residual Solvents :

Toluene

Methanol

n-heptane

Organic Volatile Impurities

Content by HPLC(*)

Content by Titration (*)

(*) Assay by one method only will be required after validation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 2

Validation Work

1.	Schedule of Tasks – R Flurbiprofen Stages 1, 2 & 3 (3 pages)

2.	Aesica Flurbiprofen Process Flows

3.	Explanation of Stages

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2

Task Name
Q4 - 2004 “R” Flurbiprofen Turnaround	[Illegible]

Plant Turnaround

Plant Turnaround - Plan

Q4 - R Flurbiprofen Turnaround

Stages 1 & 2 - Turnaround

U2200 - Project Workscope

U2200 - Turnaround

U2200 - Cleaning

U2200 - Rigging

U2200 - Commissioning

U2800 - Project Workscope

U2800 - Turnaround

U2800 - Cleaning

U2800 - Rigging

U2800 - Commissioning

U2800 - Project Workscope

U2800 - Turnaround

U2800 - Cleaning

U2800 - Rigging

U2800 - Commissioning

Q2980 - Mill Turnaround

Q2980 - Mill Cleaning

O2980 - Mill Commissioning

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule.2 (cont)

A.Rankin	Task Name	Dur	[Illegible]
Q4 - 2004 “R” Flurbiprofen Turnaround

Stage 1 &	Stages 1 & 2 - “R-” Production

Stage 1 &	R Flurbiprofen stages 1 & 2

Stage 1 &	Batch 1

Stage 1 &	Batch 2

Stage 1 &	Racemisation - Batch 1

Stage 1 &	Batch 3

Stage 1 &	Racemisation - Batch 2

Stage 1 &	Batch 4

Stage 1 &	Racemisation - Batch 3

Stage 1 &	Batch 5

Stage 1 &	Racemisation - Batch 4

Stage 1 &	Batch 6

Stage 1 &	Racemisation - Batch 5

Stage 1 &	Batch 7

Stage 1 &	Racemisation - Batch 6

Stage 1 &	Batch 8

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2 (cont)

A.Rankin	Task Name	Dur	Jan ’05						Feb ’05				Mar ’05					Apr ’05				May ’05
			20	27	03	10	17	24	31	07	14	21	26	07	14	21	28	04	11	18	25	02	08	18	23

Q4 - 2004 “R” Flurbiprofen Turnaround

Turnaround 2	Stage 3 - “R-” Production

Turnaround 2	U2200 - Turnaround

Turnaround 2	U2200 - Cleaning

Turnaround 2	U2200 - Rigging

Turnaround 2	U2200 - Commissioning

Turnaround 2	U2800 - Turnaround

Turnaround 2	U2800 - Cleaning

Turnaround 2	U2800 - Rigging

Turnaround 2	U2800 - Commissioning

Turnaround 2	U2800 - Turnaround

Turnaround 2	U2800 - Cleaning

Turnaround 2	U2800 - Rigging

Turnaround 2	U2800 - Commissioning

Turnaround 2	Q2980 - Mill Turnaround

Turnaround 2	Q2980 - Mill Cleaning

Turnaround 2	Q2980 - Mill Commissioning

Turnaround 2	R Flurbiprofen stage 3

Turnaround 2	Batch 1 - Stage 3

Turnaround 2	Batch 2 - Stage 3

Turnaround 2	Batch 3 - Stage 3

Turnaround 2	Batch 4 - Stage 3

Validation package delivered by end of June 2005

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2 (cont)

AESICA FLURBIPROFEN PROCESS FLOWS

Flurbiprofen solution in toluene	S.J. Martin
December 2004

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2 (cont)

EXPLANATION OF STAGES

Flurbiprofen stage 1 -

Flurbiprofen stage 2 -

Flurbiprofen stage 3 -

R-Flurbiprofen stage 1 -

R-Flurbiprofen stage 2 -

R-Flurbiprofen stage 3 -

R-Flurbiprofen racemisation -

S.J. Martin

December 2004

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3

STABILITY TESTING PLAN – R(-) FLURBIPROFEN

A stability study will be undertaken, according to current ICH guidance, for R(-) flurbiprofen, using batches produced during the 2005 validation campaign. The basis of the stability protocol is defined below.

In subsequent years, production permitting, an abbreviated stability study will be undertaken on one batch manufactured during that year, this is in accordance with cGMP for active pharmaceutical ingredients.

Samples

A minimum of three batches will be placed on stability.

[Illegible]

Humidity ± 5%, Temperature ± 2°C,

Tests

Description

IR (*)

Residue on ignition (*)

Loss on drying

Heavy metals (*)

Related substances

a - methylbenzylamine (*)

Optical purity

Residual solvents

Content by HPLC and Titration

(*) Only initial samples are tested for these parameters

Specification

As per the agreed specification in Schedule I.

Retained Samples

Retained samples of the manufactured batches will be held at ambient temperature, enough sample will be held to perform full testing on each batch at least a further 3 times. This is in accordance with cGMP for active pharmaceutical ingredients, these samples will be held for a minimum of 5 years.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 4

Prices

price per kilogramme
For all Product quantities ordered up to 4 metric tonnes under this Agreement

Subject to the above provision relating to the first 4 metric tonnes purchased by Myriad under this Agreement, for all Product quantities ordered up to and including 25 metric tonnes in any Year

For all Product quantities ordered over 25 metric tonnes in the Year

Where the total Product quantity ordered in any Year of this Agreement is over 50 metric tonnes, the entire quantity ordered during that Year shall be priced at

The above prices shall operate as long as the GB Pound (£) :US Dollar ($) exchange rate fluctuates within a range whereby £1= . In the event that in any Year the exchange rate moves outside of this range, at the end of the Year in question an invoice or credit note shall be sent to Myriad which ensures that the effective price for all deliveries during the period when the rate was outside the above range, is no higher in £ than at an exchange rate of £l=$l.50 and no lower in £ than at an exchange rate of £l=$2.20.

SIGNED by [Illegible] )	SIGNED by [Illegible] )
duly authorised to sign for and on behalf of )	duly authorised to sign for and on behalf of )
Aesica Pharmaceuticals Limited )	Myriad Pharmaceuticals, Inc. )
in the presence of: )	in the presence of: )

Witness signature: /s/ S C Dods	Witness signature: /s/ Richard M. Marsh

Name: S C Dods	Name: Richard M. Marsh

Address: Aesica Pharmaceuticals	Address: 320 Wakara Way, SLC UT 84107

Occupation: Sales & Marketing Director	Occupation: Vice President & GL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Amendment #1

To Development & Supply Agreement

R(-) Flurbiprofen (MPC-7869)

Change to Development and Supply Agreement

Scope of the change

The change would be to analyse for MBA (Methylbenzylamine) by an HPLC method rather than the agreed methodology that was GC.

Reason for the change

The GC methodology was developed by BASF in Minden and relies on a derivatisation procedure to produce a species that can be detected by normal GC FID apparatus. Part of the apparatus required to complete the analysis by this method is a specialist GC column which has a long order lead time and is specially produced in Germany. Aesica have experienced problems in achieving any consistency in the derivatisation procedure and have not been able to order the GC column. It is therefore the opinion of Aesica that the methodology proposed is not robust and could not be validated.

Aesica have developed an alternative HPLC method where the samples can be run “as is” and the column is off the shelf. The method has been shown to give levels of detection well below the specification and would therefore be easily validated.

Actual change

Appendix 1. R(-) Flurbiprofen Specification

a – methylbenzylamine	GC

To be changed to

a – methylbenzylamine	HPLC

Clauses affecting the change

2.4	The new HPLC method is GMP compliant
2.5	The method of analysis should be validated

Effective Date: February 23, 2005

Aesica Pharmaceuticals Limited	Myriad Pharmaceuticals, Inc.

/s/ Robert Hardy	/s/ Adrian Hobden
By: Robert Hardy	By: Adrian Hobden
Title: Managing Director	Title: President

[Illegible] 3/4/05

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Friday, 07 December 2007

Mr Richard Marsh

Myriad Pharmaceuticals Inc

320 Wakara Way

Salt Lake City

UT 84108

USA

Dear Richard

Amendment no 2 to Development & Supply Agreement

Please find enclosed two copies of the above document, which now require your signature and returning to us.

We trust this is in order, however if you require any clarification please feel free to contact us.

Yours sincerely

/s/ Alan Raymond
Alan Raymond Commercial Director

Aesica Pharmaceuticals Limited

Windmill Industrial Estate, Shotton Lane, Cramlington, Northumberland NE23 3JL

t:    + 44 (0)1670 590595

f:    +44 (0)1670 590560

e:    sales@aesica-pharma.com

w:   aesica-pharma.com

Aesica Pharmaceuticals Limited Meridian Business park, Morson Road, Enfield Middlesex EN3 4TJ t: +44 (0)20 84436712 f: +44 (0)20 84436702 e: sales@aesica-pharma.com w: aesica-pharma.com

Registered in England and Wales

No. 5788033

Registered Office: Aesica Pharmaceuticals

Limited, Windmill Industrial Estate,

Shotton Lane, Cramlington,

Northumberland NE23 3JL

VAT No.842 7784 92

‘Aesica’ is a trademark of Aesica Pharmaceuticals Ltd.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 2

TO

DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment No. 2 to Development and Supply Agreement (the “Second Amendment”) is made effective as of November 15, 2007, by and between Aesica Pharmaceuticals, Limited (“Aesica”) and Myriad Pharmaceuticals, Inc. (“Myriad”).

WHEREAS, Aesica and Myriad are parties to that certain Development and Supply Agreement, dated effective January 1, 2005 (the “Agreement”);

WHEREAS, Aesica and Myriad entered into a first amendment of the Agreement dated effective as of February 23, 2005; and

WHEREAS, Aesica and Myriad desire to further amend certain provisions of the Agreement, as amended, as provided for herein.

NOW THEREFORE, in consideration of the mutual promises provided for herein, and for such other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1.	Defined Terms. Those capitalized terms used herein which are defined in the Agreement, as amended, shall have the same meaning and definition as provided for in the Agreement.

2.	Continuation of Agreement. Except to the extent provided for herein, the Agreement, as amended, shall continue in full force and effect.

3.	Minimum Purchase Volume. Section 3.2 of the Agreement is hereby deleted in its entirety and replaced by the following new section 3.2:

3.2	In each Year during the Supply Phase, Myriad shall place orders with Aesica for Drug Substance for not less than of Myriad’s demand for Drug Product for the United States market up to a total annual order volume of metric tons per Year of Drug Substance.

4.	Launch Quantities. Myriad shall issue a purchase order for 62 metric tons of Drug Substance to be delivered, commencing in September, 2008, at the rate of 10 metric tons per month, at a price of $ per kilogram. Myriad may cancel such purchase order at any time; however, if such cancellation is after April 1, 2008, Myriad shall pay Aesica a cancellation fee of up to one million dollars for any capital expenditure incurred by Aesica in the production of the 62 metric tons of Drug Substance. Upon a notice of cancellation by Myriad, Aesica will use its

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

commercially reasonable efforts to minimize the unrecoverable capital expenditure amount.

5.	Manufacturing Capacity. Aesica shall, at its own cost, provide cGMP facilities with the capacity to produce up to 200 metric tons of Drug Substance per Year by July 2009.

[Illegible]

6.	Process Improvements. Following FDA approval of the Drug Product for commercialization in the United States, Aesica may implement process changes to improve operational efficiencies in manufacturing the Drug Substance; however, no process change will be implemented without the consent of Myriad which Myriad may reasonably withhold for Governmental or Regulatory Authority concerns. Aesica will be responsible for filing and obtaining any necessary Governmental or Regulatory Authority approval (CBE 30) for any process change in the manufacture of the Drug Substance.

7.	Facsimile signatures. This Second Amendment may be executed by the parties hereto in separate counterparts. Facsimile signatures shall be deemed originals.

IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Second Amendment, effective as of the date first set forth above.

AESICA PHARMACEUTICALS LIMITED

/s/ Robert Hardy
By:	Robert Hardy
Its:	CEO

MYRIAD PHARMACEUTICALS, INC.

/s/ Adrian N. Hobden
By:	Adrian N. Hobden
Its:	President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

AMENDMENT NO. 3

TO

DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment No. 3 to Development and Supply Agreement (the “Third Amendment”) is made effective as of May 19, 2008, by and between Aesica Pharmaceuticals, Limited (“Aesica”) and Myriad Pharmaceuticals, Inc. (“Myriad”).

WHEREAS, Aesica and Myriad are parties to that certain Development and Supply Agreement, dated effective January 1, 2005 (the “Agreement”);

WHEREAS, Aesica and Myriad entered into a first amendment of the Agreement dated effective as of February 23, 2005, and into a second amendment of the Agreement dated November 15, 2007;

WHEREAS, Myriad is negotiating with a third party for the rights to commercialize Myriad’s Flurizan® product in Europe and certain additional countries in the surrounding regions (“European License Partner”), and such European License Partner is requesting the right to manufacture the Flurizan API (by itself or through a contract manufacturer) solely for the territory permitted under its license (the “European Territory”); and

WHEREAS, Aesica and Myriad desire to further amend certain provisions of the Agreement as provided for herein.

NOW THEREFORE, in consideration of the mutual promises provided for herein, and for such other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1.	Defined Terms. Those capitalized terms used herein which are defined in the Agreement, as amended, shall have the same meaning and definition as provided for in the Agreement.

2.	Continuation of Agreement. Except to the extent provided for herein, the Agreement, as amended, shall continue in full force and effect.

3.	Manufacturing Rights for a Myriad’s Sublicensee. Section 10.2 of the Agreement is hereby amended by deleting the first sentence of Section 10.2 and replacing it with the following sentence:

Aesica grants Myriad a nonexclusive, world wide, and fully paid-up license to utilize Aesica’s Intellectual Property Rights, without the right to sub-license or assign Aesica’s Intellectual Property Rights, for Myriad to make, have manufactured, use, sell, and have sold Drug Substance or Drug Product (and not, for the avoidance of doubt, for any other purpose); provided, however, Myriad shall have the right to sublicense (which sublicense shall survive any termination of this Agreement) to the European License Partner the right to utilize Aesica’s Intellectual Property Rights to make, have manufactured and use

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Drug Substance and Drug Product anywhere in the world for use and sale (or have sold) solely in the European Territory. For the avoidance of doubt, Aesica Intellectual Property is limited to the intellectual property currently being used for commercial manufacture and supply of Flurizan API to Myriad as of the Effective Date and does not include any improvements to the process.

4.	Technical Transfer. Aesica agrees that the provisions of Section 10.3 will apply to the European License Partner such that Aesica will provide the technical assistance to the European License Partner as contemplated therein.

5.	Right of Reference to DMF. Aesica agrees that the provisions of Section 2.8 will apply to the European License Partner such that Aesica will execute and deliver a cross-referral letter (or other necessary letters of authorisation) to the applicable Governmental or Regulatory Authority authorising the European License Partner to reference any applicable DMFs relating to the Drug Substance and flurbiprofen racemate with respect to any Drug Substance (and flurbiprofen racemate) manufactured by Aesica.

6.	Facsimile signatures. This Third Amendment may be executed by the parties hereto in separate counterparts. Facsimile signatures shall be deemed originals.

IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Third Amendment, effective as of the date first set forth above.

AESICA PHARMACEUTICALS LIMITED

/s/ Robert Hardy
Robert Hardy
Managing Director

MYRIAD PHARMACEUTICALS, INC.

/s/ Adrian Hobden
Adrian Hobden
President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

ANNEX 15

TRI-PARTY AGREEMENT

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AGREEMENT REGARDING LICENSE RIGHTS

This Agreement Regarding License Rights (the “Agreement”) is entered into effective as of May 19, 2008, by and between Myriad Genetics, Inc. (“Myriad”), Loma Linda University Medical Center (“LLUMC”) and Encore Pharmaceuticals, Inc. (“Encore”). Myriad, Encore and LLUMC shall be collectively referred to as the “Parties”.

WHEREAS, LLUMC and Encore entered into that certain License Agreement, by and between LLUMC and Encore, effective as of December 21, 1998, and amended as of June 3, 2002, (the “LLUMC Agreement”), providing for the license of certain intellectual property rights by LLUMC to Encore as provided for in the LLUMC Agreement;

WHEREAS, Myriad and Encore entered into that certain License Agreement (the “Encore Agreement”) by and between Myriad and Encore, effective as of December 7, 2000, providing for the sublicense of certain intellectual property rights by Encore to Myriad as provided for in the Encore Agreement, including without limitation, the intellectual property rights licensed by LLUMC to Encore under the LLUMC Agreement;

WHEREAS, LLUMC, by letter dated May 12, 2008, sent Encore a Notice of Termination of License Agreement whereby LLUMC elected to terminate the LLUMC Agreement, effective immediately (the “LLUMC Termination Notice”; a copy of the LLUMC Termination Notice is attached hereto as Exhibit A), and Encore disputes the applicability and effectiveness of the LLUMC Termination Notice;

WHEREAS, Myriad is proposing to sublicense certain rights under the intellectual property rights licensed by Encore to Myriad under the Encore Agreement to H. Lundbeck A/S (“Lundbeck”) on terms that are substantially in accordance with the terms set forth in the License and Collaboration Agreement attached hereto as Exhibit B (the “Proposed Myriad Sublicense”);

WHEREAS, the Parties recognize the Proposed Myriad Sublicense will be valuable and beneficial to the Parties, such that the Parties desire that Myriad and Lundbeck proceed forward with the final negotiation and execution of the Proposed Myriad Sublicense notwithstanding the ongoing Dispute (as defined below) between LLUMC and Encore; and

WHEREAS, the Parties desire to enter into this Agreement to provide certain rights and assurances to Myriad and Lundbeck that Myriad and Lundbeck will receive and continue to enjoy all the rights and licenses granted to them, respectively, under the Encore Agreement and the Proposed Myriad Sublicense, and to designate Lundbeck as a third party beneficiary to this Agreement.

NOW THEREFORE, in consideration of the premises set forth herein, and for such other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.	The Parties acknowledge and agree that the matters described or referenced in the LLUMC Termination Notice, including without limitation, LLUMC’s assertion that Encore has breached Sections 6.2 and 11.2(h) of the LLUMC Agreement, and Encore’s adverse position regarding the accuracy or effect thereof (the “Dispute”), will be addressed by LLUMC and Encore in an expeditious manner, and that neither LLUMC nor Encore will: (a) agree to amend the LLUMC Agreement in a manner that limits or impairs Myriad’s rights under the LLUMC Agreement or the Encore Agreement (including, without limitation, the rights to grant the rights and licenses to Lundbeck under the Proposed Myriad Sublicense); or (b) agree to waive any rights or remedies under the LLUMC Agreement in manner that limits or impairs Myriad’s rights under the LLUMC Agreement or the Encore Agreement (including, without limitation, the rights to grant the rights and licenses to Lundbeck under the Proposed Myriad Sublicense). LLUMC and Encore further agree that to the extent that the result of any litigation, settlement, dispute resolution, or other similar process, including without limitation, the decision of an arbitration tribunal as described in Section 13.11 of the LLUMC Agreement (the final resolution of the Dispute, whether by agreement of LLUMC and Encore or pursuant to Section 13.11 of the LLUMC Agreement or otherwise is hereinafter a “Final Resolution”) results in any limitation or impairment of the rights granted to Myriad under the Encore Agreement, that LLUMC and Encore shall each enter into such agreements, take such other actions and execute and deliver such other documents as Myriad may reasonably request to ensure that Myriad maintains and continues to enjoy all the rights and licenses granted to it under the Encore Agreement as if such Dispute had never arisen, including in all instances that Myriad would continue to have and enjoy the right and authority to grant the rights and licenses to Lundbeck under the Proposed Myriad Sublicense and to grant similar licenses to other third parties in respect of other territories throughout the world, as and for so long as Myriad abides by its obligations under the Encore Agreement and this Agreement. The Parties hereby further agree and acknowledge that pending Final Resolution of the Dispute, Myriad shall maintain and continue to enjoy all the rights and licenses granted to it under the Encore Agreement as if such Dispute had never arisen, including in all instances that Myriad would continue to have and enjoy the right and authority to grant the rights and licenses to Lundbeck under the Proposed Myriad Sublicense and to grant similar licenses to other third parties in respect of other territories throughout the world, as and for so long as Myriad abides by its obligations under the Encore Agreement and this Agreement.

2.	If the Final Resolution determines and provides for the termination of the LLUMC Agreement, or the LLUMC Agreement is terminated for any other reason (or Encore’s rights thereunder to make, use or sell a Licensed Product (as defined in the LLUMC Agreement) are terminated, or there is a conversion of any or all of the rights or licenses granted to Encore under the LLUMC Agreement from exclusive to non-exclusive), then the Parties agree that Section 11.4(f) of the LLUMC Agreement will become operative (regardless of any then existing breach by Myriad of the Encore Agreement, provided that the continued

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

effectiveness of the Encore Agreement after LLUMC has been substituted for Encore shall be subject to Myriad’s rights and obligations to cure any such breach) upon such date such that: (a) the Encore Agreement will continue in effect, but with LLUMC being substituted for Encore, (b) LLUMC agrees to be bound by the terms of the Encore Agreement as applicable to Encore, provided that LLUMC shall not assume any liabilities of Encore thereunder which were accrued prior to the date the Final Resolution is reached, (c) Myriad agrees to be bound by the terms of the Encore Agreement as applicable to Myriad, (d) LLUMC and Myriad will promptly enter into appropriate amendments to the Encore Agreement as is necessary to carry out the intent of this Agreement, including without limitation the preservation of Myriad’s rights and licenses as described in Section 1 above, and (e) Encore agrees to assign its rights under the Encore Agreement to LLUMC.

3.	In the event that (i) Myriad’s rights under the Encore Agreement are terminated by Encore (or a successor, including LLUMC) for any reason (including, without limitation, pursuant to Section 7.2 of the Encore Agreement or pursuant to Section 7.6 of the Encore Agreement), (ii) the Encore Agreement is terminated by Myriad pursuant to Section 7.3 of the Encore Agreement, or (iii) the Encore Agreement is terminated by Myriad for any other reason and Myriad does not exercise its rights pursuant to Section 7.4(a)(i) of the Encore Agreement (or LLUMC does not thereafter become bound to Myriad as licensor under the Encore Agreement), then, in each such case, notwithstanding anything to the contrary contained in the Encore Agreement, the Parties agree that; (a) the Proposed Myriad Sublicense, if entered into, shall remain in full force and effect; (b) Encore (or a successor, including LLUMC) agrees to be bound by the terms of the Proposed Myriad Sublicense as applicable to Myriad, provided that: (1) Lundbeck agrees to be bound by the terms of the Proposed Myriad Sublicense as applicable to it; (2) the obligation of Encore (or a successor, including LLUMC) under the Proposed Myriad Sublicense shall not include any liabilities of Myriad under the Proposed Myriad Sublicense which accrued prior to the date of termination of the Encore Agreement; (3) Encore (or a successor, including LLUMC) shall be bound by any terms that become operative as a result of the termination of the Encore Agreement or the circumstances leading to such termination, including without limitation any reductions in any royalties, milestones and other amounts payable thereunder, if applicable, and any reductions in the other rights of Encore (or a successor, including LLUMC), including without limitation, decision making rights and similar rights, as applicable; and (4) Encore (or a successor including LLUMC) and Lundbeck shall promptly enter into good faith negotiations pursuant to which the parties will amend the Proposed Myriad Sublicense as reasonably required to reduce the obligations thereunder on Encore (or a successor including LLUMC) to only those activities and obligations that are directly related to the grant of rights and licenses and the maintenance and protection of the intellectual property and other assets that are subject to such rights and licenses in a manner comparable to the obligations typically imposed on an academic institution in connection with the grant of patent license to a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3

third party (excluding any sponsored research or similar adjunct activities); (c) Encore (or a successor, including LLUMC) and Lundbeck will promptly enter into appropriate amendments to the Proposed Myriad Sublicense as are reasonably necessary to carry out the intent of this Agreement, including without limitation the preservation of rights of Lundbeck under the Proposed Myriad Sublicense; and (d) Myriad agrees to assign its rights under the Proposed Myriad Sublicense to Encore (or a successor, including LLUMC). Upon such a termination, Encore (or a successor, including LLUMC) shall enter into such agreements, take such other actions and execute and deliver such other documents as Lundbeck may reasonably request from time to time, to ensure that it maintains and continues to enjoy the rights and licenses granted to it under the Proposed Myriad Sublicense as if the Encore Agreement had not been terminated.

4.	Encore and LLUMC hereby acknowledge and agree that: (a) the Encore Agreement is in full force and effect, and that to their respective actual knowledge, Myriad is in full compliance with the terms and conditions of the Encore Agreement; and (b) the execution, delivery and performance of the Proposed Myriad Sublicense, in accordance with its terms, by Myriad and Lundbeck, shall not be or constitute a breach of either the LLUMC Agreement or the Encore Agreement.

5.	LLUMC and Encore hereby consent to the execution, delivery and performance of the Proposed Myriad Sublicense, in accordance with its terms, by Myriad and Lundbeck.

6.	The Parties agree that nothing in this Agreement shall be interpreted to amend, withdraw, or otherwise affect in any manner the Dispute or any other claims that LLUMC and Encore may have against one another.

7.	This Agreement may be executed by the Parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed to be originals.

8.	Lundbeck, or any of its affiliates (as applicable), is an intended third party beneficiary to this Agreement and shall have the right to enforce this Agreement in its own name, if and when Lundbeck and Myriad execute and deliver the Proposed Myriad Sublicense.

9.	No Subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party hereto and by Lundbeck (to the extent Lundbeck (or any of its affiliates) has executed and delivered the Proposed Myriad Sublicense).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MYRIAD GENETICS, INC.

/s/ Richard M. Marsh
Richard M. Marsh
Executive Vice President and General Counsel

LOMA LINDA UNIVERSITY MEDICAL CENTER

/s/ Ruthita J. Fike
By:	Ruthita J. Fike
Its:	Chief Executive Officer

ENCORE PHARMACEUTICALS, INC.

/s/ Barbara Loughman
Barbara Loughman
President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5

ANNEX 16

SPECIFICATIONS

[SEE ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aptuit — Kansas City

Specification

MPC-7869 400 mg Tablets	Page 0 of 4 Document No.: QS1067 Issue Date: JAN 30 2008 Previous Issue Date: May 5, 2006

Approvals:

/s/ Margareta Reyes	Margareta Reyes	1-25-2008
Signature	Print Name	Date
Pharmaceutical Analysis I

/s/ Charles Gustin	Charles Gustin	25 Jan 08
Signature	Print Name	Date
Pharmaceutical Analysis I

/s/ Robert Bognar	Robert Bognar	25/Jan/08
Signature	Print Name	Date
Quality Assurance

/s/ Mark S. Williams	Mark S. Williams	1-25-2008
Client Signature	Print Name	Date
Myriad Pharmaceuticals, Inc.

/s/ Gaylen H. Zentner	Gaylen H. Zentner	1.30.2008
Client Signature	Print Name	Date
Myriad Pharmaceuticals, Inc.

/s/ John Dino	John Dino	01/30/2008
Client Signature	Print Name	Date
Myriad Pharmaceuticals, Inc.

OFFICIAL COPY

The contents of this document are confidential and proprietary to Aptuit, Inc.

Unauthorized use, disclosure or reproduction is strictly prohibited.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aptuit — Kansas City

Specification

MPC-7869 400 mg Tablets	Page 0 of 4 Document No.: QS1067 Issue Date: JAN 30 2008 Previous Issue Date: May 5, 2006

Approvals:

/s/ Margareta Reyes	Margareta Reyes	1-25-2008
Signature	Print Name	Date
Pharmaceutical Analysis I

/s/ Charles Gustin	Charles Gustin	25 Jan 08
Signature	Print Name	Date
Pharmaceutical Analysis I

/s/ Robert Bognar	Robert Bognar	25/Jan/08
Signature	Print Name	Date
Quality Assurance

Client Signature	Print Name	Date
Myriad Pharmaceuticals, Inc.

Client Signature	Print Name	Date
Myriad Pharmaceuticals, Inc.

Client Signature	Print Name	Date
Myriad Pharmaceuticals, Inc.

OFFICIAL COPY

The contents of this document are confidential and proprietary to Aptuit, Inc.

Unauthorized use, disclosure or reproduction is strictly prohibited.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aptuit — Kansas City

Specification

MPC-7869 400 mg Tablets	Page 1 of 4 Document No.: QS1067 Issue Date: JAN 30 2008 Previous Issue Date: May 5, 2006

A. Physical Specifications:
Appearance (Visual Inspection):	Light pink, modified oval film coated tablets, debossed with MY4
B. Chemical Specifications:

Identification:
A) HPLC:	The identity of MPC-7869 in a sample solution is confirmed if the MPC-7869 peak has a retention time between of the peak obtained from MPC-7869 in a reference standard solution. Method
B) Chiral Method:
R-Flurbiprofen:	The identity of R-Flurbiprofen in a sample solution is confirmed if the R-Flurbiprofen peak has a retention time between 95% and the peak obtained for R-Flurbiprofen in the resolution solution. Method

Dissolution:	Meets USP requirements where Q = 75 percent labeled strength dissolved in minutes. Method

Content Uniformity:	Meets USP Requirements. Method

Assay:	to of label claim. Method

OFFICIAL COPY

The contents of this document are confidential and proprietary to Aptuit, Inc.

Unauthorized use, disclosure or reproduction is strictly prohibited.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aptuit — Kansas City

Specification

MPC-7869 400 mg Tablets	Page 2 of 4 Document No.: QS1067 Issue Date: JAN 30 2008 Previous Issue Date: May 5, 2006

Related Substances:
2-(4-biphenylyl) propionic acid Methyl 2-(2-fluorobiphenyl-4-yl) propionate Unidentified Impurity Total Impurities
(R)(S)Flurbiprofen Determination:
R-Flurbiprofen
S-Flurbiprofen
Method
Moisture:
Method
C. Biological Specifications:
None

OFFICIAL COPY

The contents of this document are confidential and proprietary to Aptuit, Inc.

Unauthorized use, disclosure or reproduction is strictly prohibited.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aptuit — Kansas City

Specification

MPC-7869 400 mg Tablets	Page 3 of 4 Document No.: QS1067 Issue Date: JAN 30 2008 Previous Issue Date: May 5, 2006

D. Special Requirements:

This table provides equivalent formula numbers that are appropriate for this specification.

ID#	Equivalencies	Description of ID/Product	Product Name
(formula)		QKAN Finished Product ID for material made at QKAN with BASF API (QKAN API inventory ID =	MPC-7869 400 mg Tablets

(Q inventory ID)		QKAN Inventory ID for incoming bulk finished product from QEDI made with BASF API (QEDI API inventory ID= )	MPC-7869 400 mg Lt Pink, Film Coated Tablets, Bulk

(QEDI FP1 ID)		QKAN Inventory ID for incoming bulk finished product from QEDI made with BASF API (OEDI API inventory ID=	MPC-7869 400 mg Light Pink Tablets

(Q inventory ID)		QKAN Inventory ID for incoming bulk finished product from QEDI made with Aesica API (QEDI API inventory ID =	MPC-7869 400 mg Lt Pink, Film Coated Tablets, Bulk (Aesica)

(QEDI FP1 ID)		QKAN Inventory ID for incoming bulk finished product from QEDI made with Aesica API (QEDI API inventory ID =	MPC-7869 400 mg Light Pink Tablets

(formula)	for QEDI FP made with Aesica api)	For purpose of QEDI finished product with release performed at QKAN, the QKAN formula number and QKAN QID number for QEDI finished product are considered equivalent. The QKAN QID number Q011072 will be added to the finished product release specifications.	MPC-7869 400 mg Light Pink Tablets

NA	(QID for FP manufactured at Sanofi-Aventis with Aesica API)	This QID was assigned to MPC-7869 400 mg Light Pink Tablets manufactured at Sanofi-Aventis with Aesica API to differentiate from the tablets manufactured at Aptuit (former QEDI site).	Flurizan 400 mg tablets (MPC-7869)

1FP = Finished Product

OFFICIAL COPY

The contents of this document are confidential and proprietary to Aptuit, Inc.

Unauthorized use, disclosure or reproduction is strictly prohibited.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aptuit — Kansas City

Specification

MPC-7869 400 mg Tablets	Page 4 of 4 Document No.: QS1067 Issue Date: JAN 30 2008 Previous Issue Date: May 5, 2006

E. History:

Issue Date:	Added the QID for the tablets manufactured at Sanofi-Aventis to the equivalencies table.

May 5, 2006:	Changed retention time window for identification of R-Flurbiprofen by Chiral method. Removed 2-(2-fluorobiphenyl-4-yl) propionamide from related substances.

April 7, 2006:	Changed moisture specification from NMT NMT

March 8, 2006:	Company name change.

September 20, 2005:	Added table of equivalent formulation numbers to the Special Requirements section.

October 20, 2004:	Original Specification

OFFICIAL COPY

The contents of this document are confidential and proprietary to Aptuit, Inc.

Unauthorized use, disclosure or reproduction is strictly prohibited.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aesica Pharmaceuticals Limited Windmill Industrial Estate Shotton Lane Carmlington Northumberland NE23 3JL t: +44 (0) 1670 590595 f: +44 (0) 1670 597360 e: sales@aesica-pharma.com w: aesica-pharmacom

CERTIFICATE OF ANALYSIS

PRODUCT:	R(-) Flurbiprofen
BATCH NUMBER :	5527823
DATE OF MANUFACTURE:	August 2006
RETEST DATE:	August 2009

TEST	SPECIFICATION	RESULT

Appearance	: white powder

Infrared spectrum

Residue on ignition

Loss on drying

(Dried for more than 3 hours at 60°C, pressure not exceeding 5mm of Hg over phosphorous pentoxide)

Heavy metals

Impurities revealed by high pressure liquid chromatography

2-(4-biphenylyl)propionic acid

Methyl (2-(2-fluoro-4-biphenylyl))propionate

1-Phenylelhyl-(2-(2-fluorobiphenyl-4-yl)) propionamide

Any other named impurity

Unidentified impurities

Total

a – methylbenzylamine
Optical purity (enantiomeric excess)

[Illegible]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Aesica Pharmaceuticals Limited Windmill Industrial Estate Shotton Lane Carmlington Northumberland NE23 3JL t: +44 (0) 1670 590595 f: +44 (0) 1670 597360 e: sales@aesica-pharma.com w: aesica-pharmacom

CERTIFICATE OF ANALYSIS

PRODUCT:	R(-) Flurbiprofen
BATCH NUMBER:	5527823
DATE OF MANUFACTURE:	August 2006
RETEST DATE:	August 2009

TEST	SPECIFICATION	RESULT

Residual solvents by gas chromatography

Toluene

Methanol

n-heptane

Organic volatile impurities

Flurbiprofen content by HPLC

Flurbiprofen content by litration (calc. to the dry)

Prepared by :	Name and position	Signature	Date
	Miss N Harvison	/s/ N. Harvison	11/09/06
Laboratory Team Leader Aesica Pharmaceuticals Ltd.

Aesica Pharmaceuticals certifies that the methods used in, and the facilities and controls used for, the manufacture, processing, packaging and storage of R(-) Flurbiprofen conform to the current Good Manufacturing Practice in accordance with CFR 21 parts 210 and 211.

Aesica Pharmaceuticals also certifies that all process and test data generated during the manufacture of this batch of R(-) Flurbiprofen has been reviewed in accordance with said current Good Manufacturing Practice guidelines and Aesica Pharmaceuticals procedures and the batch is deemed suitable for release.

Released by:	Name and position	Signature	Date
	Mrs L Moy	/s/ L Moy	11/09/06
Quality Assurance Assistant Aesica Pharmaceuticals Ltd.

[Illegible]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 9.2

MYRIAD DISCLOSURE SCHEDULES

This Disclosure Schedule is furnished by Myriad to Lundbeck pursuant to and as part of the License and Collaboration Agreement (the “Agreement”) by and between Myriad and Lundbeck as of the Effective Date of the Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement. All disclosures herein are deemed to be responsive to all applicable representations and warranties of Myriad as stated therein, where such disclosures would be appropriate and to the extent the relevance and significance of such disclosure is evident from such disclosure. This Disclosure Schedule is qualified in its entirety by the Agreement, and shall not be construed as indicating that such matter is required to be disclosed, nor shall any disclosure be construed as an admission, or that such information is material with respect to Myriad.

[***] SCHEDULE 9.3

LUNDBECK DISCLOSURE SCHEDULES

[***]

NONE.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.